Registration No. 333-156018

811-08904

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 26	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 197	☒

NYLIAC VARIABLE ANNUITY

SEPARATE ACCOUNT-III

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Trina Sandoval, Esq. New York Life Insurance and Annuity Corporation 51 Madison Avenue New York, New York 10010 (Name and Address of Agent for Service)

Copy to:

Chip Lunde, Esq. Carlton Fields Jorden Burt 1025 Thomas Jefferson Street, NW Suite 400 East Washington, DC 20007-5208	Thomas F. English Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2019 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on (date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.

PROSPECTUS Dated May 1, 2019

for

New York Life Premier Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of new policies, but we still accept new premium payments for in-force policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

NYLIAC offered an individual single premium version of the policies in some states. Appendix 1 of this Prospectus modifies the May 1, 2019 Prospectus for the policies to describe the single premium version of the policies. The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2019. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at

(800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and the Investment Divisions listed below. You may also allocate your premium payments to an Asset Allocation Model. The Investment Divisions and Asset Allocation Models listed below are available regardless of the M&E Charge structure that you choose.

•  MainStay VP Balanced — Service Class

•  MainStay VP Bond — Service Class

•  MainStay VP Conservative Allocation — Service Class

•  MainStay VP Cushing® Renaissance Advantage — Service Class

•  MainStay VP Eagle Small Cap Growth[8]

•  MainStay VP Emerging Markets Equity — Service Class[1]

•  MainStay VP Epoch U.S. Equity Yield — Service Class

•  MainStay VP Fidelity Institutional AM® Utilities — Service Class[2]

•  MainStay VP Floating Rate — Service Class

•  MainStay VP Growth Allocation — Service Class

•  MainStay VP Income Builder — Service Class

•  MainStay VP Indexed Bond — Service Class

•  MainStay VP IQ Hedge Multi-Strategy — Service Class[3]

•  MainStay VP Janus Henderson Balanced[8]

•  MainStay VP Large Cap Growth — Service Class

•  MainStay VP MacKay Common Stock — Service Class

•  MainStay VP MacKay Convertible — Service Class

•  MainStay VP MacKay Government — Service Class

•  MainStay VP MacKay Growth — Service Class[1]

•  MainStay VP MacKay High Yield Corporate Bond — Service Class

•  MainStay VP MacKay International Equity — Service Class

•  MainStay VP MacKay Mid Cap Core — Service Class

•  MainStay VP MacKay S&P 500 Index — Service Class

•  MainStay VP MacKay Small Cap Core — Service Class[4]

•  MainStay VP MacKay Unconstrained Bond — Service Class

•  MainStay VP Mellon Natural Resources — Initial Class[5]

•  MainStay VP Moderate Allocation — Service Class

•  MainStay VP Moderate Growth Allocation — Service Class

•  MainStay VP PIMCO Real Return — Service Class

•  MainStay VP T. Rowe Price Equity Income — Service Class[1]

•  MainStay VP U.S. Government Money Market — Initial Class

•  American Funds IS Asset Allocation Fund — Class 4

•  American Funds IS Blue Chip Income and Growth Fund — Class 4

•  American Funds IS Global Small Capitalization Fund — Class 4

•  American Funds IS Growth Fund — Class 4

•  American Funds IS New World Fund® — Class 4

•  BlackRock® Global Allocation V.I. Fund — Class III

•  BlackRock® High Yield V.I. Fund — Class III

•  ClearBridge Variable Appreciation Portfolio — Class II

•  Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•  Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•  Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•  Delaware VIP® Small Cap Value Series — Service Class

•  Dreyfus IP Technology Growth Portfolio –– Service Shares

•  DWS Alternative Asset Allocation VIP — Class B6

•  Fidelity® VIP ContrafundSM Portfolio — Service Class 2

•  Fidelity® VIP Emerging Markets Portfolio — Service Class 2

•  Fidelity® VIP Equity-Income PortfolioSM — Service Class 2

•  Fidelity® VIP FundsManager® 60% Portfolio — Service Class

•  Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•  Fidelity® VIP Health Care Portfolio — Service Class 2

•  Fidelity® VIP International Index Portfolio — Service Class 2

•  Fidelity® VIP Mid Cap Portfolio — Service Class 2

•  Invesco V.I. American Value Fund — Series II Shares

•  Invesco V.I. International Growth Fund — Series II Shares

•  Janus Henderson Enterprise Portfolio — Service Shares

•  Janus Henderson Global Research Portfolio — Service Shares

•  MFS® International Value Portfolio — Service Class

•  MFS® Investors Trust Series — Service Class

•  MFS® Research Series — Service Class

•  Morgan Stanley VIF U.S. Real Estate Portfolio — Class II

•  Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•  PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class[7]

•  PIMCO VIT Low Duration Portfolio — Advisor Class

•  PIMCO VIT Total Return Portfolio — Advisor Class

•  Victory VIF Diversified Stock Fund — Class A Shares[1]

[1]

New allocations to the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

[2]	Formerly known as MainStay VP MFS® Utilities.
[3]	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.
[4]	On May 1, 2019, MainStay VP Epoch U.S. Small Cap merged into MainStay VP MacKay Small Cap Core.
[5]	Formerly known as MainStay VP VanEck Global Hard Assets.
[6]	Formerly known as Deutsche Alternative Asset Allocation VIP.
[7]	Formerly known as PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged).
[8]

New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Henderson Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in these Investment Divisions on February 17, 2012. For existing policyowners, if all of your Accumulation Value is removed from these Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.

Please note that if you have purchased the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, there are restrictions regarding your ability to allocate your Premium Payments (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES—Riders— Guaranteed Investment Protection Rider (optional),” “Guaranteed Investment Protection Rider 2.0 (optional)” and “APPENDIX 2” for more information.

Asset Allocation Models

Aggressive	Moderately Aggressive

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% American Funds IS Blue Chip Income and Growth Fund

  8% Janus Henderson Global Research Portfolio

  7% MainStay VP MacKay Mid Cap Core

  6% MFS® Investors Trust Series

  6% Fidelity® VIP Emerging Markets Portfolio

  5% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond Fund

  5% Fidelity® VIP ContrafundSM Portfolio

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Blue Chip Income and Growth Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

         Fund

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

Moderate	Moderately Conservative

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond Fund

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Portfolio (U.S.

         Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

         Fund

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

Conservative

14% PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond Fund

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Asset Allocation Model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

The Fixed Account is not available for policies issued in the State of New York.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

2

This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

3

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Death Benefit Premium Payments—The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any Asset Allocation Model and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The current model portfolios are designed by QS Investors, LLC (“QS Investors”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments and Breakpoint Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments and Breakpoint Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

EBB—Enhanced Beneficiary Benefit.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

4

Fixed Account Accumulation Value—The sum of premium payments and Breakpoint Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and Breakpoint Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

General Office—A New York Life field office.

GIPR/GIPR 2.0—Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IPP/IPP II—Investment Protection Plan or Investment Protection Plan II.

Life Income – Guaranteed Period Payment Option—The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

5

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Rider Reset—Changing the guaranteed amount of an Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 to make it equal to the Accumulation Value (less any applicable reductions) on the next Policy Anniversary.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

6

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Transfer Fee	Guaranteed maximum charge: $30
Current charge: $0[2]

[1]

In Payment Years 2 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 7% during Payment Year 2; 6% during Payment Year 3; 5% during Payment Year 4; 4% during Payment Year 5; 3% during Payment Year 6; 2% during Payment Year 7; and 0% thereafter.

[2]

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed.    See “CHARGES AND DEDUCTIONS—Other Charges— (i) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge[1]	$30	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.35%	1.55%

[1]	Waived for policies with $100,000 or more Accumulation Value

Optional Rider Charges: Investment Protection Plan Rider (applied for before February 15, 2010)

Guaranteed maximum Investment Protection Plan Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.00%
Current Investment Protection Plan Rider Charge for Rider Resets	0.80%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Investment Protection Plan Rider (applied for on or after February 15, 2010)

Guaranteed maximum Investment Protection Plan Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.25%
Current Investment Protection Plan Rider Charge for Rider and Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

7

Optional Rider Charges: Investment Protection Plan II Rider

Guaranteed maximum Investment Protection Plan II Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan II Rider, deducted on a quarterly basis).	1.50%
Current Investment Protection Plan II Rider Charge for Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan II Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider

Guaranteed maximum Guaranteed Investment Protection Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider, deducted on a quarterly basis).	1.50%
Current Guaranteed Investment Protection Rider Charge for Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Guaranteed Investment Protection Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider 2.0

Guaranteed maximum Guaranteed Investment Protection Rider 2.0 Charge (calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0, deducted on a quarterly basis).

10 Year Rider Term	2.00%
11 Year Rider Term	2.00%
12 Year Rider Term	1.50%
13 Year Rider Term	1.50%
14 Year Rider Term	1.50%
15 Year Rider Term	1.50%
20 Year Rider Term	1.50%
Current Guaranteed Investment Protection Rider 2.0 Charge (If Rider Reset on or after November 13, 2017)
10 Year Rider Term	1.00%
11 Year Rider Term	0.85%
12 Year Rider Term	0.70%
13 Year Rider Term	0.60%
14 Year Rider Term	0.55%
15 Year Rider Term	0.45%
20 Year Rider Term	0.55%

Current and guaranteed maximum Rider Risk Charge Adjustment for GIPR 2.0 (one-time charge for cancellation of the Guaranteed Investment Protection Rider 2.0; calculated as a percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0):

10 Year Rider Term	2.00%
11 Year Rider Term	2.00%
12 Year Rider Term	2.00%
13 Year Rider Term	2.00%
14 Year Rider Term	2.00%
15 Year Rider Term	2.00%
20 Year Rider Term	1.00%

8

Optional Rider Charges: Annual Death Benefit Reset Rider

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 65 or younger at issue	0.30%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 66 to 75 inclusive at issue	0.35%

Optional Rider Charges: ADBR + IPP/IPP II/GIPR/GIPR 2.0

Guaranteed maximum Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (IPP + ADBR) Charge (calculated as the sum of (1) the Investment Protection Plan Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)) (Riders applied for before May 1, 2016)	2.00%
Current Investment Protection Plan Rider Charge with IPP + ADBR for Rider Resets (applied for on or after February 15, 2010)	0.65%
Current Investment Protection Plan Rider Charge with IPP + ADBR for Rider Resets (applied for prior to February 15, 2010)	0.75%
Guaranteed maximum Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (IPP II + ADBR) Charge (calculated as the sum of (1) the Investment Protection Plan II Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan II Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))	2.00%
Current Investment Protection Plan II Rider Charge with IPP II + ADBR for Rider Resets	0.65%
Guaranteed maximum Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package (GIPR + ADBR) Charge (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).	2.00%
Current Guaranteed Investment Protection Rider Charge with GIPR + ADBR for Rider Resets	0.65%

Guaranteed maximum Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider Package (GIPR 2.0 + ADBR) Charge (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))

10 Year Term	2.50%
11 Year Term	2.50%
12 Year Term	2.00%
13 Year Term	2.00%
14 Year Term	2.00%
15 Year Term	2.00%
20 Year Term	2.00%
Current Guaranteed Investment Protection Rider 2.0 Charge with GIPR 2.0 + ADBR for Rider Resets
10 Year Term	0.95%
11 Year Term	0.80%
12 Year Term	0.65%
13 Year Term	0.55%
14 Year Term	0.50%
15 Year Term	0.40%
20 Year Term	0.50%

9

Optional Rider Charges: Enhanced Beneficiary Benefit Rider

Guaranteed maximum Enhanced Beneficiary Benefit Rider Charge (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%
Current Enhanced Beneficiary Benefit Rider Charge	0.30%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2018.	0.43%	1.77%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018. The Fund or its agents provided the fees and charges that are based on 2018 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

10

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Balanced — Service Class	0.70%	0.25%	0.04%	0.01%	1.00%	(—)	1.00%
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.65%	0.93%	(—)	0.93%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.02%	0.88%	1.15%	(—)	1.15%
MainStay VP IQ Hedge Multi-Strategy — Service Class	0.75%	0.25%	0.07%	0.25%	1.32%	(0.12%)	1.20	%(a)
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.02%	0.76%	1.03%	(—)	1.03%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.02%	0.85%	1.12%	(—)	1.12%
BlackRock® Global Allocation V.I. Fund — Class III	0.63%	0.25%	0.26%	0.01%	1.15%	(0.14)%	1.01	%(c)
BlackRock® High Yield V.I. Fund — Class III	0.48%	0.25%	0.25%	0.01%	0.99%	(0.11)%	0.88	%(d)
DWS Alternative Asset Allocation VIP — Class B	0.56%	0.25%	0.27%	0.69%	1.77%	(0.62)%	1.15	%(h)
Fidelity® VIP FundsManager® 60% Portfolio — Service Class	0.25%	0.10%	0.00%	0.49%	0.84%	(0.15)%	0.69	%(k)
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%	0.22%	0.01%	1.19%	(0.01)%	1.18	%(e)

Please refer to the applicable fund prospectus for additional information.

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2018 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

§

Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Bond — Service Class	0.49%		0.25%	0.04%	0.78%	(—)	0.78%
MainStay VP Cushing® Renaissance Advantage — Service Class	1.10%		0.25%	0.06%	1.41%	(—)	1.41%
MainStay VP Eagle Small Cap Growth — Service Class	0.81%		0.25%	0.04%	1.10%	(—)	1.10%
MainStay VP Eagle Small Cap Growth — Initial Class	0.81%		0.00%	0.04%	0.85%	(—)	0.85%
MainStay VP Emerging Markets Equity — Service Class	1.00%		0.25%	0.15%	1.40%	(—)	1.40%
MainStay VP Epoch U.S. Equity Yield — Service Class	0.69%		0.25%	0.02%	0.96%	(0.03)%	0.93	%(i)
MainStay VP Fidelity Institutional AM® Utilities — Service Class	0.64%		0.25%	0.04%	0.93%	(—)	0.93%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%	0.90%	(—)	0.90%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.05%	0.87%	(—)	0.87%
MainStay VP Indexed Bond — Service Class	0.25%		0.25%	0.06%	0.56%	(—)	0.56%
MainStay VP Janus Henderson Balanced — Service Class	0.55%		0.25%	0.03%	0.83%	(—)	0.83%
MainStay VP Janus Henderson Balanced — Initial Class	0.55%		0.00%	0.03%	0.58%	(—)	0.58%
MainStay VP Large Cap Growth — Service Class	0.74	%(b)	0.25%	0.02%	1.01%	(—)	1.01%
MainStay VP MacKay Common Stock — Service Class	0.54%		0.25%	0.03%	0.82%	(—)	0.82%
MainStay VP MacKay Convertible — Service Class	0.58%		0.25%	0.03%	0.86%	(—)	0.86%

11

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement		Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP MacKay Government — Service Class	0.50%	0.25%	0.07%	0.82%	(—)		0.82%
MainStay VP MacKay Growth — Service Class	0.69%	0.25%	0.04%	0.98%	(—)		0.98%
MainStay VP MacKay High Yield Corporate Bond — Service Class	0.56%	0.25%	0.02%	0.83%	(—)		0.83%
MainStay VP MacKay International Equity — Service Class	0.89%	0.25%	0.07%	1.21%	(—)		1.21%
MainStay VP MacKay Mid Cap Core — Service Class	0.85%	0.25%	0.03%	1.13%	(0.02)%		1.11	%(g)
MainStay VP MacKay S&P 500 Index — Service Class	0.16%	0.25%	0.03%	0.44%	(0.03)%		0.41	%(j)
MainStay VP MacKay Small Cap Core — Service Class	0.80%	0.25%	0.03%	1.08%	(0.03%)		1.05	%(p)
MainStay VP MacKay Unconstrained Bond — Service Class	0.56%	0.25%	0.19%	1.00%	(—)		1.00%
MainStay VP Mellon Natural Resources — Initial Class	0.79%	0.00%	0.06%	0.85%	(—)		0.85%
MainStay VP PIMCO Real Return — Service Class	0.50%	0.25%	0.93%	1.68%	(0.09%)		1.59	%(q)
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%	0.25%	0.03%	1.02%	(—)		1.02%
MainStay VP U.S. Government Money Market — Initial Class	0.40%	0.00%	0.04%	0.44%	(—)		0.44%
American Funds IS Asset Allocation Fund — Class 4	0.27%	0.25%	0.27%	0.79%	(—)		0.79%
American Funds IS Blue Chip Income and Growth Fund — Class 4	0.39%	0.25%	0.27%	0.91%	(—)		0.91%
American Funds IS Global Small Capitalization Fund — Class 4	0.70%	0.25%	0.29%	1.24%	(—)		1.24%
American Funds IS Growth Fund — Class 4	0.32%	0.25%	0.27%	0.84%	(—)		0.84%
American Funds IS New World Fund® — Class 4	0.70%	0.25%	0.31%	1.26%	(—)		1.26%
ClearBridge Variable Appreciation Portfolio — Class II	0.69%	0.25%	0.04%	0.98%	(—)		0.98%
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%	0.25%	0.03%	0.91%	(—)		0.91%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%	0.25%	0.17%	1.02%	(—)		1.02%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%	0.25%	0.25%	1.37%	(0.20)%		1.17	%(n)
Delaware VIP® Small Cap Value Series — Service Class	0.71%	0.30%	0.06%	1.07%	(—)		1.07%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%	0.25%	0.04%	1.04%	(—)		1.04%
Fidelity® VIP ContrafundSM Portfolio — Service Class 2	0.54%	0.25%	0.08%	0.87%	(—)		0.87%
Fidelity® VIP Emerging Markets Portfolio — Service Class 2	0.79%	0.25%	0.23%	1.27%	(—)		1.27%
Fidelity® VIP Equity-Income PortfolioSM — Service Class 2	0.44%	0.25%	0.09%	0.78%	(—)		0.78%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.54%	0.25%	0.11%	0.90%	(—)		0.90%
Fidelity® VIP Health Care Portfolio — Service Class 2	0.54%	0.25%	0.11%	0.90%	(—)		0.90%
Fidelity® VIP International Index Portfolio — Service Class 2	0.11%	0.25%	0.07%	0.43%	(—)		0.43%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.54%	0.25%	0.08%	0.87%	(—)		0.87%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.21%	1.18%	(—)		1.18%
Janus Henderson Enterprise Portfolio — Service Shares	0.64%	0.25%	0.08%	0.97%	(—)		0.97%
Janus Henderson Global Research Portfolio — Service Shares	0.51%	0.25%	0.09%	0.85%	(—)		0.85%
MFS® International Value Portfolio — Service Class	0.85%	0.25%	0.05%	1.15%	(—)		1.15%
MFS® Investors Trust Series — Service Class	0.75%	0.25%	0.05%	1.05%	(0.01	%)(l)	1.04%
MFS® Research Series — Service Class	0.75%	0.25%	0.07%	1.07%	(0.01	%)(m)	1.06%
Morgan Stanley VIF U.S. Real Estate Portfolio — Class II	0.70%	0.25%	0.28%	1.23%	(0.16)%		1.07	%(f)
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%	0.10%	1.19%	(0.08)%		1.11	%(o)
PIMCO VIT International Bond Port (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%	0.06%	1.06%	(—)		1.06%

12

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%	0.09%	0.84%	(—)	0.84%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%	0.26%	1.01%	(—)	1.01%
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%	0.41%	0.96%	(—)	0.96%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2018 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

§

Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

(a)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class Shares do not exceed 0.95% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(b)

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement expires on May 1, 2020, and may only be amended or terminated prior to that date by action of the Board.

(c)

As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2020. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(d)

As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2020. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(e)

Invesco Advisers, Inc. (Invesco) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of Invesco’s Board of Trustees.

(f)

The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.07%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(g)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 1.11% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

13

(h)

Through April 30, 2020, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 1.15% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. The agreement may only be terminated with the consent of the fund’s Board.

(i)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(j)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.41% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(k)

FMR Co., Inc. has contractually agreed to waive 0.05% of each fund’s management fee. This arrangement will remain in effect through April 30, 2020. In addition, Fidelity Management & Research Company (FMR) has contractually agreed to reimburse 0.10% of class-level expenses for Service Class. This arrangement will remain in effect for at least one year from the effective date of the prospectus, and will remain in effect thereafter as long as Service Class continue to be sold to unaffiliated insurance companies.

(l)

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.

(m)

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. (“Other Expenses” include 0.02% of interest and/or investment-related expenses incurred in connection with the fund’s investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.

(n)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2020, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.17% for Class 2.

(o)

Neuberger Berman Investment Advisers LLC (“NBIA”) has undertaken through December 31, 2022 to waive fees and/or reimburse certain operating expenses, including the compensation of NBIA and excluding taxes, interest, extraordinary expenses, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and transaction costs, that exceed, in the aggregate, 1.10% of the average daily net asset value of the Mid Cap Growth Portfolio effective November 1, 2017 (1.25% prior to November 1, 2017); The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBIA within three years of the year incurred, provided such repayment would not cause a Portfolio to exceed its respective limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower.

(p)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 1.05% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(q)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.78% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

14

Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the maximum charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. Your actual costs may be higher or lower. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

For Premium based M&E Charge New York Life Premier Variable Annuity Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with All Riders*	$1,451.61	$2,196.56	$3,643.97	$7,122.76	$1,451.61	$2,725.52	$3,987.36	$7,152.76	$719.15	$2,196.56	$3,643.97	$7,122.76
with GIPR 2.0** & EBB Riders	$1,403.31	$2,044.38	$3,398.62	$6,674.70	$1,403.31	$2,582.32	$3,752.02	$6,704.70	$666.65	$2,044.38	$3,398.62	$6,674.70
with GIPR 2.0** & ADBR Riders	$1,356.58	$1,899.94	$3,172.58	$6,299.22	$1,356.58	$2,446.39	$3,535.24	$6,329.22	$615.85	$1,899.94	$3,172.58	$6,299.22
with GIPR 2.0 Rider**	$1,310.58	$1,752.76	$2,932.17	$5,844.74	$1,310.58	$2,307.88	$3,304.64	$5,874.74	$565.85	$1,752.76	$2,932.17	$5,844.74
with EBB & ADBR Riders	$1,290.61	$1,686.88	$2,820.78	$5,614.35	$1,290.61	$2,245.90	$3,197.78	$5,644.35	$544.15	$1,686.88	$2,820.78	$5,614.35
with EBB Rider	$1,198.17	$1,395.64	$2,350.39	$4,752.39	$1,198.17	$1,971.65	$2,746.48	$4,782.39	$444.15	$1,395.64	$2,350.39	$4,752.39
with ADBR Rider	$1,195.11	$1,386.28	$2,335.29	$4,724.53	$1,195.11	$1,962.82	$2,731.98	$4,754.53	$440.85	$1,386.28	$2,335.29	$4,724.53
without any Riders	$1,102.31	$1,090.43	$1,850.32	$3,799.58	$1,102.31	$1,683.77	$2,266.34	$3,829.58	$340.85	$1,090.43	$1,850.32	$3,799.58

*	(GIPR 2.0, (10 yr Holding Period), ADBR & EBB)
**	Assumes a 10 year Holding Period.

For Accumulation Value based M&E Charge New York Life Premier Variable Annuity Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with All Riders*	$1,438.45	$2,145.47	$3,545.20	$6,861.85	$1,438.45	$2,677.45	$3,892.58	$6,891.85	$704.84	$2,145.47	$3,545.20	$6,861.85
with GIPR 2.0** & EBB Riders	$1,393.49	$2,005.18	$3,322.03	$6,469.65	$1,393.49	$2,545.43	$3,678.53	$6,499.65	$655.96	$2,005.18	$3,322.03	$6,469.65
with GIPR 2.0** & ADBR Riders	$1,344.39	$1,855.76	$3,091.06	$6,097.10	$1,344.39	$2,404.81	$3,457.02	$6,127.10	$602.60	$1,855.76	$3,091.06	$6,097.10
with GIPR 2.0 Rider**	$1,298.39	$1,710.70	$2,857.72	$5,674.30	$1,298.39	$2,268.30	$3,233.21	$5,704.30	$552.60	$1,710.70	$2,857.72	$5,674.30
with EBB & ADBR Riders	$1,278.49	$1,646.38	$2,751.28	$5,466.58	$1,278.49	$2,207.78	$3,131.11	$5,496.58	$530.96	$1,646.38	$2,751.28	$5,466.58
with EBB Rider	$1,185.93	$1,359.33	$2,294.67	$4,664.13	$1,185.93	$1,937.41	$2,693.00	$4,694.13	$430.96	$1,359.33	$2,294.67	$4,664.13
with ADBR Rider	$1,182.81	$1,349.91	$2,279.70	$4,637.59	$1,182.81	$1,928.52	$2,678.62	$4,667.59	$427.60	$1,349.91	$2,279.70	$4,637.59
without any Riders	$1,090.01	$1,057.94	$1,807.72	$3,771.72	$1,090.01	$1,653.13	$2,225.47	$3,801.72	$327.60	$1,057.94	$1,807.72	$3,771.72

*	(GIPR 2.0, (10 yr Holding Period), ADBR & EBB)
**	Assumes a 10 year Holding Period.

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY

NOTE: The following section contains brief questions and answers about the New York Life Premier Variable Annuity. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Variable Annuity?

The New York Life Premier Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, an Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (if available) (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 92 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 68 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate. The Fixed Account is not available for policies issued in the State of New York.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

3. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account any time prior to 30 days before the Annuity Commencement Date (See “RIDERS — Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or “Guaranteed Investment Protection Rider 2.0 (optional)” for more information on transfer restrictions if the Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 is purchased). For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can

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request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

4. What charges are assessed against the policy?

Before the date we start making Income Payments to you, unless currently waived, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy. See “CHARGES AND DEDUCTIONS—Other Charges—Policy Service Charge” for information regarding waiver of the policy service charge.

In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and policy administration expenses (“M&E Charge”). You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first Payment Year as follows:

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. For policies issued to policyowners age 75 and under, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior partial withdrawals made during the Policy Year that were free of surrender charges; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

For policies issued to policyowners ages 76 to 80, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (x) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the

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premium payment if the withdrawal is made the first Policy Year); (y) the Accumulation Value less the accumulated premium payments; or (z) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges.”)

If you purchased the Investment Protection Plan (“IPP”) Rider, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Investment Protection Plan Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. If you selected this feature before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. For IPP Rider Resets, if the rider was selected before February 15, 2010, the current charge is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter). For IPP Rider purchases and IPP Rider Resets, if the rider was selected on or after February 15, 2010, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES - Riders - Investment Protection Plan Rider (optional)”). To the extent permitted by law, we will deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at our sole discretion, subject to the stated maximums

If you purchased the Investment Protection Plan II Rider (“IPP II”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Investment Protection Plan II Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for IPP II is 1.50% of the amount that is guaranteed. For IPP II Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES - Riders - Investment Protection Plan II Rider (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel IPP II. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Guaranteed Investment Protection Rider (“GIPR”) we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Guaranteed Investment Protection Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for GIPR is 1.50% of the amount that is guaranteed. For GIPR Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES - Riders - Guaranteed Investment Protection Rider (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Guaranteed Investment Protection Rider 2.0 Charge (optional).”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account in proportion to its percentage of the Accumulation Value. The maximum annual charge for GIPR 2.0 is 2.00% for the 10 and 11 year terms and 1.50% for the 12-15 and 20 year terms of the amount that is guaranteed. For GIPR 2.0 Rider Resets, the current charge ranges from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter), depending on the rider term you select. This charge may change for future resets of the guaranteed amount. (See “THE POLICIES - Riders - Guaranteed

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Investment Protection Rider 2.0 (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR 2.0. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider 2.0 is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Annual Death Benefit Reset Rider (“ADBR”) (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

If you purchased the Investment Protection Plan/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we will deduct a reduced IPP and ADBR rider charge each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. For IPP + ADBR package rider resets (applied for on or after February 15, 2010), the current charge is 0.65% of the amount that is guaranteed under the IPP rider, applied on a quarterly basis. For IPP + ADBR package rider resets (applied for prior to February 15, 2010), the current charge is 0.75% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. Please note that if the IPP Rider is canceled, the charge for the ADBR Rider will revert to the current charge that is assessed for that rider, if purchased separately.

If you purchased the Investment Protection Plan II/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we will deduct a reduced IPP II and ADBR rider charge each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the IPP II and ADBR rider charges is 2.00%. For IPP II + ADBR package rider resets, the current charge is 0.65% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. Please note that if IPP II is canceled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”), we will deduct a reduced GIPR and ADBR rider charge each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the GIPR + ADBR rider charges is 2.00%. For GIPR + ADBR package rider resets, the current charge is 0.65% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you purchased the Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”), we will deduct a reduced GIPR 2.0 and ADBR rider charge each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the GIPR 2.0 + ADBR rider charges ranges from 2.00% to 2.50%, depending on the GIPR 2.0 Rider term you chose. For GIPR 2.0 + ADBR package rider resets, the current charge ranges from 0.40% to 0.95% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you purchased the Enhanced Beneficiary Benefit (“EBB”) Rider (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted from each Allocation Option and from the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should

19

consult your registered representative to determine the percentage we are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

In some states, NYLIAC is offering an individual single premium version of the New York Life Premier Variable Annuity policy.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

6. How are premium payments allocated?

If the application is in Good Order, we will issue the policy and allocate the initial premium payment to the Allocation Options you have selected within two (2) Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be credited to your Policy at the close of the Business Day on which they were received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”) We will apply the Breakpoint Credit (if applicable) on your premium payment to the Allocation Option and/or the DCA Advantage Account at the same time that we allocate your premium payment.

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and/or the DCA Advantage Account and the number of Allocation Options and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium polices, this is modified as indicated in Appendix 1 of this Prospectus.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and if you are under age 59 1/2, a 10% penalty tax may apply. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—(b) Partial Withdrawals and (c) Periodic Partial Withdrawals.”)

9. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the

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same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) We may offer other options, at our discretion, where permitted by state law.

10. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

(a) the Accumulation Value, less any outstanding loan balance, as of the day we receive a claim form in Good Order, or

(b) the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 11. (Also see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”)

11. What happens if my spouse is the Beneficiary?

If you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

12. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. Loans are not available for policies issued in the State of New York. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

15. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

21

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All NYLIAC requirements must be met for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

16. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers (only a registered representative can make transfers by telephone), you must send a completed Variable Product Electronic and Telephone Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

22

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

17. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

Acceptance of subsequent premium payments is subject to our Suitability Standards.

23

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2018 and 2017, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2018, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

24

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on July 27, 2009. Therefore, values and units shown for 2009 are for the period from July 27, 2009 to December 31, 2009. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Balanced – Service Class
2018	19.60	17.87	482
2017	18.10	19.60	563
2016	16.69	18.10	592
2015	17.40	16.69	568
2014	15.95	17.40	430
2013	13.30	15.95	329
2012	12.03	13.30	234
2011	11.89	12.03	153
2010	10.64	11.89	70
2009	10.00	10.64	9
MainStay VP Bond – Service Class
2018	12.18	11.86	960
2017	11.92	12.18	1,137
2016	11.69	11.92	1,329
2015	11.86	11.69	1,407
2014	11.38	11.86	1,440
2013	11.78	11.38	1,389
2012	11.44	11.78	1,424
2011	10.84	11.44	1,012
2010	10.21	10.84	673
2009	10.00	10.21	142
MainStay VP Conservative Allocation – Service Class
2018	16.34	15.05	2,001
2017	14.99	16.34	2,317
2016	14.32	14.99	2,552
2015	14.76	14.32	2,831
2014	14.38	14.76	2,645
2013	12.93	14.38	2,191
2012	11.87	12.93	1,671
2011	11.72	11.87	1,157
2010	10.63	11.72	698
2009	10.00	10.63	170
MainStay VP Cushing Renaissance Advantage – Service Class
2018	10.02	7.13	39
2017	9.43	10.02	47
2016	7.44	9.43	64
2015(e)	10.00	7.44	22
MainStay VP Eagle Small Cap Growth – Initial Class
2018	16.59	14.92	67
2017	13.69	16.59	93
2016	12.61	13.69	124
2015	12.90	12.61	154

25

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	12.76	12.90	200
2013	9.88	12.76	234
2012(b)	10.00	9.88	271
MainStay VP Eagle Small Cap Growth – Service Class
2018	14.96	13.42	107
2017	12.38	14.96	131
2016	11.43	12.38	158
2015	11.72	11.43	144
2014	11.62	11.72	98
2013(c)	10.00	11.62	35
MainStay VP Emerging Markets Equity – Service Class
2018	9.77	7.64	515
2017	6.94	9.77	598
2016	6.63	6.94	731
2015	8.04	6.63	797
2014	9.29	8.04	747
2013	9.98	9.29	617
2012(b)	10.00	9.98	486
MainStay VP Epoch U.S. Equity Yield – Service Class
2018	21.73	20.27	678
2017	18.61	21.73	857
2016	18.03	18.61	1,003
2015	19.04	18.03	1,094
2014	17.77	19.04	1,113
2013	13.86	17.77	897
2012	12.18	13.86	709
2011	12.56	12.18	552
2010	10.80	12.56	357
2009	10.00	10.80	92
MainStay VP Epoch U.S. Small Cap – Service Class
2018	25.10	20.73	192
2017	22.03	25.10	219
2016	19.26	22.03	239
2015	20.36	19.26	258
2014	19.41	20.36	234
2013	14.30	19.41	167
2012	12.88	14.30	82
2011	13.46	12.88	51
2010	10.94	13.46	46
2009	10.00	10.94	21
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2018	14.72	14.61	2,129
2017	13.04	14.72	2,542
2016	11.89	13.04	2,826
2015	14.11	11.89	3,063
2014	12.72	14.11	2,994
2013	10.74	12.72	2,228
2012(b)	10.00	10.74	1,491
MainStay VP Floating Rate – Service Class
2018	12.89	12.67	1,672
2017	12.59	12.89	1,885
2016	11.80	12.59	2,085
2015	11.94	11.80	2,252
2014	12.03	11.94	2,189

26

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2013	11.70	12.03	1,887
2012	11.10	11.70	1,249
2011	11.03	11.10	966
2010	10.37	11.03	725
2009	10.00	10.37	170
MainStay VP Growth Allocation – Service Class
2018	22.51	19.32	719
2017	18.64	22.51	818
2016	17.61	18.64	916
2015	18.47	17.61	980
2014	17.89	18.47	810
2013	13.90	17.89	363
2012	12.23	13.90	234
2011	12.76	12.23	221
2010	11.27	12.76	157
2009	10.00	11.27	48
MainStay VP Income Builder – Service Class
2018	19.27	17.98	685
2017	17.40	19.27	790
2016	16.18	17.40	843
2015	17.03	16.18	818
2014	16.01	17.03	622
2013	13.74	16.01	335
2012	12.14	13.74	155
2011	11.85	12.14	71
2010	10.49	11.85	58
2009	10.00	10.49	16
MainStay VP Indexed Bond – Service Class
2018	10.04	9.81	32
2017(g)	10.00	10.04	5
MainStay VP IQ Hedge Multi-Strategy – Service Class
2018(j)	8.40	7.69	1,208
2017	8.55	8.40	1,413
2016	8.68	8.55	1,526
2015	9.57	8.68	1,694
2014	11.04	9.57	1,746
2013(c)	10.00	11.04	1,091
MainStay VP Janus Henderson Balanced – Initial Class
2018	15.88	15.73	79
2017	13.60	15.88	127
2016	13.17	13.60	151
2015	13.25	13.17	164
2014	12.36	13.25	172
2013	10.43	12.36	184
2012(b)	10.00	10.43	185
MainStay VP Janus Henderson Balanced – Service Class
2018	15.65	15.47	1,425
2017	13.44	15.65	1,474
2016	13.04	13.44	1,624
2015	13.16	13.04	1,773
2014	12.30	13.16	1,682
2013	10.40	12.30	1,521
2012(b)	10.00	10.40	1,220

27

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP Large Cap Growth – Service Class
2018	27.35	27.88	533
2017	20.99	27.35	640
2016	21.83	20.99	738
2015	20.89	21.83	773
2014	19.19	20.89	747
2013	14.28	19.19	597
2012	12.83	14.28	479
2011	13.07	12.83	333
2010	11.43	13.07	203
2009	10.00	11.43	65
MainStay VP MacKay Common Stock – Service Class
2018	27.64	25.61	127
2017	22.87	27.64	149
2016	21.29	22.87	175
2015	21.45	21.29	161
2014	19.03	21.45	150
2013	14.25	19.03	68
2012	12.41	14.25	32
2011	12.42	12.41	28
2010	11.20	12.42	24
2009	10.00	11.20	8
MainStay VP MacKay Convertible – Service Class
2018	20.34	19.56	769
2017	18.45	20.34	866
2016	16.73	18.45	936
2015	17.22	16.73	1,076
2014	16.21	17.22	1,042
2013	13.14	16.21	1,035
2012	12.23	13.14	839
2011	13.05	12.23	741
2010	11.25	13.05	454
2009	10.00	11.25	98
MainStay VP MacKay Government – Service Class
2018	10.89	10.71	343
2017	10.84	10.89	364
2016	10.90	10.84	496
2015	11.01	10.90	512
2014	10.70	11.01	566
2013	11.15	10.70	620
2012	10.89	11.15	687
2011	10.44	10.89	466
2010	10.07	10.44	350
2009	10.00	10.07	50
MainStay VP MacKay Growth – Service Class
2018	22.51	21.21	59
2017	17.54	22.51	69
2016	17.75	17.54	84
2015	17.58	17.75	90
2014	16.42	17.58	93
2013	13.38	16.42	74
2012	11.83	13.38	47
2011	12.18	11.83	28
2010	11.03	12.18	18

28

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2009	10.00	11.03	2
MainStay VP MacKay High Yield Corporate Bond – Service Class
2018	17.36	16.83	4,132
2017	16.51	17.36	4,909
2016	14.43	16.51	5,467
2015	14.90	14.43	5,938
2014	14.87	14.90	5,835
2013	14.17	14.87	4,740
2012	12.70	14.17	4,049
2011	12.14	12.70	2,513
2010	10.95	12.14	1,721
2009	10.00	10.95	439
MainStay VP MacKay International Equity – Service Class
2018	15.30	13.32	439
2017	11.73	15.30	532
2016	12.53	11.73	624
2015	12.00	12.53	681
2014	12.52	12.00	735
2013	11.05	12.52	627
2012	9.40	11.05	510
2011	11.37	9.40	476
2010	11.02	11.37	288
2009	10.00	11.02	60
MainStay VP MacKay Mid Cap Core – Service Class
2018	29.03	25.14	383
2017	24.76	29.03	436
2016	22.63	24.76	498
2015	23.87	22.63	534
2014	21.21	23.87	516
2013	15.16	21.21	411
2012	13.10	15.16	238
2011	13.73	13.10	172
2010	11.28	13.73	103
2009	10.00	11.28	34
MainStay VP MacKay S&P 500 Index – Service Class
2018	27.51	25.85	683
2017	23.01	27.51	730
2016	20.94	23.01	734
2015	21.05	20.94	703
2014	18.87	21.05	523
2013	14.53	18.87	351
2012	12.76	14.53	236
2011	12.73	12.76	126
2010	11.28	12.73	80
2009	10.00	11.28	18
MainStay VP MacKay Small Cap Core – Service Class
2018	13.22	11.04	467
2017	11.79	13.22	562
2016(f)	10.00	11.79	667
MainStay VP MacKay Unconstrained Bond – Service Class
2018	11.79	11.46	2,513
2017	11.43	11.79	3,007
2016	10.80	11.43	3,143
2015	11.25	10.80	3,392

29

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	11.21	11.25	2,855
2013	10.94	11.21	1,534
2012	9.76	10.94	707
2011(a)	10.00	9.76	261
MainStay VP Mellon Natural Resources – Initial Class
2018	7.21	5.08	1,118
2017	7.36	7.21	1,346
2016	5.21	7.36	1,581
2015	7.87	5.21	1,742
2014	9.83	7.87	1,458
2013	8.98	9.83	1,309
2012(b)	10.00	8.98	1,165
MainStay VP Moderate Allocation – Service Class
2018	18.21	16.42	2,141
2017	16.10	18.21	2,545
2016	15.37	16.10	2,923
2015	15.88	15.37	3,112
2014	15.42	15.88	2,940
2013	13.15	15.42	2,622
2012	11.87	13.15	2,107
2011	11.95	11.87	1,431
2010	10.73	11.95	719
2009	10.00	10.73	126
MainStay VP Moderate Growth Allocation – Service Class
2018	20.23	17.77	2,838
2017	17.33	20.23	3,345
2016	16.37	17.33	3,829
2015	17.03	16.37	4,082
2014	16.55	17.03	3,891
2013	13.35	16.55	3,144
2012	11.83	13.35	2,530
2011	12.17	11.83	1,930
2010	10.82	12.17	858
2009	10.00	10.82	154
MainStay VP PIMCO Real Return – Service Class
2018	9.55	9.16	1,206
2017	9.38	9.55	1,465
2016	9.06	9.38	1,667
2015	9.43	9.06	1,797
2014	9.34	9.43	1,974
2013	10.44	9.34	1,988
2012(b)	10.00	10.44	2,209
MainStay VP T. Rowe Price Equity Income – Service Class
2018	17.75	15.83	525
2017	15.53	17.75	682
2016	13.28	15.53	787
2015	14.47	13.28	829
2014	13.65	14.47	840
2013	10.64	13.65	752
2012(b)	10.00	10.64	569
MainStay VP U.S. Government Money Market – Initial Class
2018	8.98	8.98	993
2017	9.06	8.98	886
2016	9.18	9.06	1,330

30

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	9.30	9.18	1,002
2014	9.43	9.30	978
2013	9.55	9.43	1,027
2012	9.68	9.55	1,057
2011	9.82	9.68	1,543
2010	9.95	9.82	313
2009	10.00	9.95	70
American Funds IS Asset Allocation Fund – Class 4
2018(i)	10.00	9.50	87
American Funds IS Blue Chip Income and Growth Fund – Class 4
2018	10.60	9.52	84
2017(h)	10.00	10.60	4
American Funds IS Global Small Capitalization Fund – Class 4
2018	11.46	10.09	27
2017	9.25	11.46	33
2016	9.21	9.25	15
2015(e)	10.00	9.21	11
American Funds IS Growth Fund – Class 4
2018	10.21	10.03	26
2017(h)	10.00	10.21	3
American Funds IS New World Fund® – Class 4
2018	11.54	9.76	232
2017	9.06	11.54	253
2016	8.74	9.06	291
2015	9.17	8.74	299
2014(d)	10.00	9.17	92
BlackRock® Global Allocation V.I. Fund – Class III
2018	12.35	11.26	2,236
2017	11.01	12.35	2,506
2016	10.75	11.01	2,704
2015	11.01	10.75	3,005
2014	10.95	11.01	2,999
2013	9.70	10.95	2,468
2012	8.94	9.70	1,756
2011(a)	10.00	8.94	624
BlackRock® High Yield V.I. Fund – Class III
2018	10.98	10.51	370
2017	10.39	10.98	435
2016	9.33	10.39	412
2015	9.83	9.33	386
2014(d)	10.00	9.83	157
ClearBridge Variable Appreciation Portfolio – Class II
2018	11.08	10.71	8
2017(g)	10.00	11.08	4
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2018	8.39	7.11	21
2017	8.36	8.39	26
2016	7.54	8.36	18
2015(e)	10.00	7.54	2
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2018	11.37	10.39	77
2017	10.32	11.37	70
2016	9.42	10.32	46
2015(e)	10.00	9.42	3

31

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2018	26.08	21.05	174
2017	23.19	26.08	214
2016	17.71	23.19	259
2015	19.16	17.71	293
2014	18.85	19.16	289
2013	14.25	18.85	241
2012	12.98	14.25	166
2011	14.02	12.98	118
2010	11.24	14.02	63
2009	10.00	11.24	8
Delaware VIP® Small Cap Value Series – Service Class
2018	10.39	8.52	6
2017(h)	10.00	10.39	0
Dreyfus IP Technology Growth Portfolio – Service Shares
2018	32.43	31.59	216
2017	23.09	32.43	248
2016	22.42	23.09	273
2015	21.45	22.42	304
2014	20.40	21.45	287
2013	15.61	20.40	245
2012	13.72	15.61	202
2011	15.12	13.72	149
2010	11.82	15.12	79
2009	10.00	11.82	31
DWS Alternative Asset Allocation VIP – Class B
2018	10.60	9.48	78
2017	10.04	10.60	43
2016(f)	10.00	10.04	33
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2018	25.70	23.67	1,132
2017	21.43	25.70	1,357
2016	20.16	21.43	1,537
2015	20.35	20.16	1,663
2014	18.47	20.35	1,456
2013	14.30	18.47	990
2012	12.48	14.30	711
2011	13.01	12.48	565
2010	11.28	13.01	370
2009	10.00	11.28	95
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2018(i)	10.00	8.24	3
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2018	22.72	20.50	271
2017	20.44	22.72	293
2016	17.60	20.44	320
2015	18.63	17.60	317
2014	17.41	18.63	323
2013	13.80	17.41	248
2012	11.95	13.80	191
2011	12.03	11.95	137
2010	10.61	12.03	87
2009	10.00	10.61	40

32

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2018	15.31	16.95	112
2017	11.56	15.31	102
2016	11.71	11.56	117
2015	11.27	11.71	101
2014(d)	10.00	11.27	24
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2018	25.31	21.28	392
2017	21.28	25.31	511
2016	19.27	21.28	607
2015	19.86	19.27	657
2014	18.98	19.86	682
2013	14.16	18.98	627
2012	12.53	14.16	583
2011	14.25	12.53	497
2010	11.23	14.25	316
2009	10.00	11.23	66
Invesco V.I. American Value Fund – Series II Shares
2018	14.01	12.04	134
2017	12.95	14.01	171
2016	11.39	12.95	206
2015	12.74	11.39	203
2014	11.79	12.74	139
2013(c)	10.00	11.79	37
Invesco V.I. International Growth Fund – Series II Shares
2018	11.03	9.23	295
2017	9.11	11.03	348
2016	9.30	9.11	393
2015	9.68	9.30	395
2014(d)	10.00	9.68	167
Janus Henderson Enterprise Portfolio – Service Shares
2018	10.02	9.99	23
2017(h)	10.00	10.02	0
Janus Henderson Global Research Portfolio – Service Shares
2018	20.32	18.63	219
2017	16.26	20.32	252
2016	16.18	16.26	286
2015	16.83	16.18	301
2014	15.92	16.83	284
2013	12.60	15.92	244
2012	10.65	12.60	151
2011	12.55	10.65	74
2010	11.01	12.55	48
2009	10.00	11.01	14
MFS® International Value Portfolio – Service Class
2018	11.35	10.11	49
2017(g)	10.00	11.35	19
MFS® Investors Trust Series – Service Class
2018	24.45	22.75	115
2017	20.14	24.45	112
2016	18.85	20.14	118
2015	19.12	18.85	114
2014	17.50	19.12	75
2013	13.47	17.50	38

33

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2012	11.49	13.47	19
2011	11.93	11.49	12
2010	10.91	11.93	6
2009	10.00	10.91	4
MFS® Research Series – Service Class
2018	26.00	24.46	42
2017	21.41	26.00	40
2016	20.00	21.41	45
2015	20.17	20.00	48
2014	18.59	20.17	49
2013	14.28	18.59	33
2012	12.38	14.28	21
2011	12.63	12.38	17
2010	11.07	12.63	7
2009	10.00	11.07	3
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2018	12.29	11.16	243
2017	12.11	12.29	302
2016	11.52	12.11	355
2015	11.46	11.52	343
2014	8.97	11.46	273
2013(c)	10.00	8.97	83
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2018	28.32	26.10	218
2017	23.04	28.32	266
2016	22.42	23.04	294
2015	22.50	22.42	314
2014	21.25	22.50	269
2013	16.28	21.25	208
2012	14.72	16.28	137
2011	14.89	14.72	55
2010	11.72	14.89	29
2009	10.00	11.72	8
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2018	11.19	11.26	661
2017	11.04	11.19	782
2016	10.52	11.04	818
2015	10.64	10.52	805
2014(d)	10.00	10.64	326
PIMCO VIT Low Duration Portfolio – Advisor Class
2018	9.96	9.85	74
2017	9.97	9.96	80
2016(f)	10.00	9.97	83
PIMCO VIT Total Return Portfolio – Advisor Class
2018	10.50	10.30	742
2017	10.16	10.50	792
2016	10.03	10.16	794
2015	10.14	10.03	740
2014(d)	10.00	10.14	306
Victory VIF Diversified Stock Fund – Class A Shares
2018	22.16	18.95	25
2017	17.76	22.16	31
2016	17.33	17.76	46
2015	18.13	17.33	63

34

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	16.67	18.13	66
2013	12.62	16.67	46
2012	11.00	12.62	27
2011	11.97	11.00	32
2010	10.80	11.97	29
2009	10.00	10.80	5

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.
(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.
(g)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(h)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(i)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.
(j)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

35

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Balanced – Service Class
2018	21.79	20.13	1,374
2017	19.85	21.79	1,666
2016	18.05	19.85	1,758
2015	18.58	18.05	1,778
2014	16.80	18.58	1,721
2013	13.82	16.80	1,472
2012	12.33	13.82	1,066
2011	12.03	12.33	707
2010	10.61	12.03	321
2009	10.00	10.61	23
MainStay VP Bond – Service Class
2018	13.65	13.48	2,827
2017	13.17	13.65	3,291
2016	12.76	13.17	3,689
2015	12.76	12.76	3,789
2014	12.09	12.76	3,677
2013	12.34	12.09	3,842
2012	11.82	12.34	3,690
2011	11.05	11.82	2,544
2010	10.27	11.05	1,500
2009	10.00	10.27	253
MainStay VP Conservative Allocation – Service Class
2018	18.33	17.11	3,987
2017	16.59	18.33	4,844
2016	15.63	16.59	5,477
2015	15.90	15.63	7,417
2014	15.28	15.90	5,573
2013	13.55	15.28	4,896
2012	12.27	13.55	4,226
2011	11.96	12.27	2,847
2010	10.70	11.96	1,205
2009	10.00	10.70	246
MainStay VP Cushing Renaissance Advantage – Service Class
2018	10.39	7.49	232
2017	9.65	10.39	342
2016	7.51	9.65	320
2015(e)	10.00	7.51	69
MainStay VP Eagle Small Cap Growth – Initial Class
2018	17.96	16.36	396
2017	14.62	17.96	516
2016	13.29	14.62	645
2015	13.41	13.29	753
2014	13.08	13.41	898
2013	10.00	13.08	1,022
2012(b)	10.00	10.00	1,246
MainStay VP Eagle Small Cap Growth – Service Class
2018	15.93	14.48	479
2017	13.00	15.93	529
2016	11.85	13.00	540
2015	11.99	11.85	466

36

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	11.72	11.99	277
2013(c)	10.00	11.72	98
MainStay VP Emerging Markets Equity – Service Class
2018	10.57	8.38	2,084
2017	7.41	10.57	2,456
2016	6.99	7.41	2,883
2015	8.36	6.99	3,131
2014	9.52	8.36	2,955
2013	10.10	9.52	2,529
2012(b)	10.00	10.10	2,049
MainStay VP Epoch U.S. Equity Yield – Service Class
2018	24.92	23.56	2,063
2017	21.05	24.92	2,537
2016	20.12	21.05	2,953
2015	20.96	20.12	3,208
2014	19.30	20.96	3,371
2013	14.85	19.30	2,920
2012	12.88	14.85	2,345
2011	13.10	12.88	2,055
2010	11.12	13.10	1,290
2009	10.00	11.12	273
MainStay VP Epoch U.S. Small Cap – Service Class
2018	29.10	24.36	676
2017	25.19	29.10	769
2016	21.74	25.19	825
2015	22.67	21.74	903
2014	21.32	22.67	874
2013	15.50	21.32	692
2012	13.77	15.50	432
2011	14.20	13.77	291
2010	11.38	14.20	183
2009	10.00	11.38	42
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2018	15.94	16.02	6,869
2017	13.93	15.94	8,200
2016	12.53	13.93	9,334
2015	14.67	12.53	10,044
2014	13.05	14.67	10,024
2013	10.87	13.05	7,803
2012(b)	10.00	10.87	4,949
MainStay VP Floating Rate – Service Class
2018	14.48	14.43	4,551
2017	13.96	14.48	4,934
2016	12.91	13.96	5,403
2015	12.88	12.91	5,704
2014	12.81	12.88	5,638
2013	12.29	12.81	4,861
2012	11.50	12.29	3,312
2011	11.28	11.50	2,522
2010	10.46	11.28	1,434
2009	10.00	10.46	252
MainStay VP Growth Allocation – Service Class
2018	24.56	21.37	3,461
2017	20.07	24.56	3,704

37

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	18.70	20.07	4,201
2015	19.35	18.70	4,341
2014	18.50	19.35	3,855
2013	14.17	18.50	1,603
2012	12.30	14.17	843
2011	12.67	12.30	745
2010	11.04	12.67	499
2009	10.00	11.04	77
MainStay VP Income Builder – Service Class
2018	22.68	21.45	1,560
2017	20.21	22.68	1,895
2016	18.53	20.21	2,066
2015	19.26	18.53	2,139
2014	17.86	19.26	1,703
2013	15.12	17.86	1,126
2012	13.18	15.12	448
2011	12.69	13.18	248
2010	11.08	12.69	116
2009	10.00	11.08	9
MainStay VP Indexed Bond – Service Class
2018	10.13	10.04	90
2017(g)	10.00	10.13	23
MainStay VP IQ Hedge Multi-Strategy – Service Class
2018(j)	8.94	8.30	4,500
2017	8.99	8.94	5,066
2016	9.00	8.99	5,367
2015	9.79	9.00	5,821
2014	11.14	9.79	5,583
2013(c)	10.00	11.14	4,548
MainStay VP Janus Henderson Balanced – Initial Class
2018	17.19	17.26	283
2017	14.53	17.19	345
2016	13.87	14.53	404
2015	13.78	13.87	438
2014	12.68	13.78	485
2013	10.55	12.68	538
2012(b)	10.00	10.55	589
MainStay VP Janus Henderson Balanced – Service Class
2018	16.94	16.97	5,017
2017	14.35	16.94	5,802
2016	13.74	14.35	6,339
2015	13.68	13.74	6,484
2014	12.62	13.68	6,280
2013	10.53	12.62	5,830
2012(b)	10.00	10.53	4,511
MainStay VP Large Cap Growth – Service Class
2018	31.04	32.07	1,863
2017	23.51	31.04	2,145
2016	24.11	23.51	2,519
2015	22.77	24.11	2,493
2014	20.63	22.77	2,251
2013	15.16	20.63	1,993
2012	13.43	15.16	1,669
2011	13.50	13.43	1,171

38

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2010	11.65	13.50	731
2009	10.00	11.65	142
MainStay VP MacKay Common Stock – Service Class
2018	29.89	28.07	577
2017	24.39	29.89	639
2016	22.41	24.39	684
2015	22.28	22.41	557
2014	19.50	22.28	554
2013	14.41	19.50	227
2012	12.38	14.41	87
2011	12.22	12.38	71
2010	10.87	12.22	55
2009	10.00	10.87	15
MainStay VP MacKay Convertible – Service Class
2018	23.20	22.61	2,047
2017	20.76	23.20	2,225
2016	18.57	20.76	2,457
2015	18.87	18.57	2,846
2014	17.52	18.87	2,862
2013	14.01	17.52	2,579
2012	12.87	14.01	2,078
2011	13.54	12.87	1,784
2010	11.52	13.54	1,068
2009	10.00	11.52	222
MainStay VP MacKay Government – Service Class
2018	12.35	12.31	1,453
2017	12.12	12.35	1,762
2016	12.03	12.12	2,183
2015	11.99	12.03	2,207
2014	11.49	11.99	2,092
2013	11.81	11.49	2,131
2012	11.39	11.81	2,195
2011	10.77	11.39	1,511
2010	10.25	10.77	858
2009	10.00	10.25	111
MainStay VP MacKay Growth – Service Class
2018	25.77	24.61	147
2017	19.81	25.77	170
2016	19.78	19.81	189
2015	19.33	19.78	215
2014	17.81	19.33	239
2013	14.32	17.81	195
2012	12.49	14.32	121
2011	12.69	12.49	70
2010	11.34	12.69	51
2009	10.00	11.34	4
MainStay VP MacKay High Yield Corporate Bond – Service Class
2018	19.64	19.30	11,105
2017	18.42	19.64	13,308
2016	15.89	18.42	14,503
2015	16.18	15.89	16,320
2014	15.94	16.18	17,034
2013	14.99	15.94	14,502
2012	13.25	14.99	12,081

39

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2011	12.50	13.25	7,144
2010	11.12	12.50	4,040
2009	10.00	11.12	782
MainStay VP MacKay International Equity – Service Class
2018	16.91	14.92	1,714
2017	12.78	16.91	1,974
2016	13.48	12.78	2,281
2015	12.73	13.48	2,419
2014	13.10	12.73	2,669
2013	11.41	13.10	2,370
2012	9.57	11.41	1,998
2011	11.43	9.57	1,873
2010	10.93	11.43	1,105
2009	10.00	10.93	189
MainStay VP MacKay Mid Cap Core – Service Class
2018	33.15	29.11	1,164
2017	27.89	33.15	1,328
2016	25.15	27.89	1,456
2015	26.18	25.15	1,513
2014	22.95	26.18	1,453
2013	16.18	22.95	1,141
2012	13.80	16.18	809
2011	14.26	13.80	644
2010	11.56	14.26	418
2009	10.00	11.56	99
MainStay VP MacKay S&P 500 Index – Service Class
2018	30.60	29.14	2,057
2017	25.25	30.60	2,210
2016	22.68	25.25	2,165
2015	22.49	22.68	2,048
2014	19.89	22.49	1,663
2013	15.10	19.89	1,116
2012	13.09	15.10	636
2011	12.89	13.09	370
2010	11.26	12.89	229
2009	10.00	11.26	55
MainStay VP MacKay Small Cap Core – Service Class
2018	13.52	11.45	1,914
2017	11.89	13.52	2,230
2016(f)	10.00	11.89	2,606
MainStay VP MacKay Unconstrained Bond – Service Class
2018	12.90	12.71	6,965
2017	12.34	12.90	8,229
2016	11.51	12.34	8,891
2015	11.82	11.51	10,204
2014	11.63	11.82	7,787
2013	11.19	11.63	3,831
2012	9.85	11.19	1,695
2011(a)	10.00	9.85	539
MainStay VP Mellon Natural Resources – Initial Class
2018	7.81	5.57	4,781
2017	7.86	7.81	5,495
2016	5.48	7.86	5,668
2015	8.18	5.48	6,508

40

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	10.08	8.18	5,618
2013	9.08	10.08	4,779
2012(b)	10.00	9.08	4,124
MainStay VP Moderate Allocation – Service Class
2018	20.66	18.87	5,085
2017	18.01	20.66	6,080
2016	16.97	18.01	6,837
2015	17.29	16.97	7,337
2014	16.57	17.29	7,102
2013	13.94	16.57	6,326
2012	12.41	13.94	5,416
2011	12.33	12.41	4,010
2010	10.93	12.33	2,029
2009	10.00	10.93	233
MainStay VP Moderate Growth Allocation – Service Class
2018	22.82	20.32	10,599
2017	19.29	22.82	12,813
2016	17.98	19.29	14,423
2015	18.46	17.98	14,921
2014	17.69	18.46	14,796
2013	14.08	17.69	13,482
2012	12.31	14.08	11,251
2011	12.50	12.31	8,301
2010	10.96	12.50	3,361
2009	10.00	10.96	200
MainStay VP PIMCO Real Return – Service Class
2018	10.34	10.05	4,144
2017	10.02	10.34	4,910
2016	9.54	10.02	5,337
2015	9.80	9.54	5,920
2014	9.58	9.80	6,419
2013	10.56	9.58	6,550
2012(b)	10.00	10.56	6,508
MainStay VP T. Rowe Price Equity Income – Service Class
2018	19.22	17.37	1,698
2017	16.58	19.22	2,069
2016	13.99	16.58	2,301
2015	15.04	13.99	2,481
2014	14.00	15.04	2,408
2013	10.76	14.00	2,062
2012(b)	10.00	10.76	1,678
MainStay VP U.S. Government Money Market – Initial Class
2018	10.05	10.19	3,289
2017	10.01	10.05	2,912
2016	10.01	10.01	4,382
2015	10.01	10.01	4,281
2014	10.01	10.01	3,615
2013	10.00	10.01	3,228
2012	10.00	10.00	3,209
2011	10.00	10.00	2,974
2010	10.00	10.00	1,046
2009	10.00	10.00	228
American Funds IS Asset Allocation Fund – Class 4
2018(i)	10.00	9.58	126

41

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
American Funds IS Blue Chip Income and Growth Fund – Class 4
2018	10.61	9.67	476
2017(h)	10.00	10.61	28
American Funds IS Global Small Capitalization Fund – Class 4
2018	11.88	10.60	175
2017	9.46	11.88	124
2016	9.29	9.46	61
2015(e)	10.00	9.29	44
American Funds IS Growth Fund – Class 4
2018	10.23	10.18	153
2017(h)	10.00	10.23	4
American Funds IS New World Fund® – Class 4
2018	12.12	10.39	1,261
2017	9.39	12.12	1,196
2016	8.94	9.39	1,266
2015	9.25	8.94	1,283
2014(d)	10.00	9.25	465
BlackRock® Global Allocation V.I. Fund – Class III
2018	13.52	12.49	6,704
2017	11.89	13.52	7,847
2016	11.45	11.89	8,650
2015	11.75	11.45	9,512
2014	11.35	11.75	9,910
2013	9.92	11.35	8,714
2012	9.02	9.92	5,479
2011(a)	10.00	9.02	1,878
BlackRock® High Yield V.I. Fund – Class III
2018	11.53	11.20	1,048
2017	10.77	11.53	1,174
2016	9.54	10.77	1,098
2015	9.92	9.54	955
2014(d)	10.00	9.92	420
ClearBridge Variable Appreciation Portfolio – Class II
2018	11.18	10.95	61
2017(g)	10.00	11.18	10
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2018	8.70	7.47	293
2017	8.55	8.70	298
2016	7.61	8.55	101
2015(e)	10.00	7.61	8
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2018	11.79	10.92	390
2017	10.55	11.79	357
2016	9.50	10.55	209
2015(e)	10.00	9.50	22
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2018	28.44	23.27	733
2017	24.95	28.44	850
2016	18.80	24.95	979
2015	20.07	18.80	1,050
2014	19.47	20.07	1,044
2013	14.53	19.47	869
2012	13.06	14.53	616
2011	13.91	13.06	441

42

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2010	11.00	13.91	239
2009	10.00	11.00	28
Delaware VIP® Small Cap Value Series – Service Class
2018	10.41	8.65	120
2017(h)	10.00	10.41	2
Dreyfus IP Technology Growth Portfolio – Service Shares
2018	36.59	36.12	748
2017	25.70	36.59	808
2016	24.62	25.70	884
2015	23.25	24.62	925
2014	21.81	23.25	857
2013	16.46	21.81	755
2012	14.27	16.46	580
2011	15.52	14.27	452
2010	11.97	15.52	314
2009	10.00	11.97	53
DWS Alternative Asset Allocation VIP – Class B
2018	10.84	9.83	373
2017	10.13	10.84	281
2016(f)	10.00	10.13	149
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2018	29.03	27.10	4,109
2017	23.87	29.03	4,790
2016	22.16	23.87	5,448
2015	22.07	22.16	5,754
2014	19.77	22.07	4,947
2013	15.09	19.77	3,518
2012	13.00	15.09	2,614
2011	13.37	13.00	2,170
2010	11.43	13.37	1,282
2009	10.00	11.43	246
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2018(i)	10.00	8.32	61
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2018	26.64	24.36	584
2017	23.65	26.64	645
2016	20.09	23.65	720
2015	20.98	20.09	662
2014	19.34	20.98	634
2013	15.13	19.34	590
2012	12.92	15.13	389
2011	12.84	12.92	291
2010	11.17	12.84	205
2009	10.00	11.17	54
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2018	16.09	18.05	574
2017	11.99	16.09	459
2016	11.98	11.99	466
2015	11.37	11.98	446
2014(d)	10.00	11.37	72
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2018	28.45	24.25	1,511
2017	23.60	28.45	1,791
2016	21.09	23.60	2,059

43

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	21.44	21.09	2,245
2014	20.22	21.44	2,386
2013	14.88	20.22	2,225
2012	12.99	14.88	2,060
2011	14.57	12.99	1,738
2010	11.33	14.57	953
2009	10.00	11.33	171
Invesco V.I. American Value Fund – Series II Shares
2018	14.92	13.00	494
2017	13.60	14.92	558
2016	11.81	13.60	651
2015	13.03	11.81	697
2014	11.90	13.03	388
2013(c)	10.00	11.90	94
Invesco V.I. International Growth Fund – Series II Shares
2018	11.59	9.83	1,422
2017	9.45	11.59	1,467
2016	9.51	9.45	1,595
2015	9.77	9.51	1,444
2014(d)	10.00	9.77	512
Janus Henderson Enterprise Portfolio – Service Shares
2018	10.22	10.15	209
2017(h)	10.00	10.22	16
Janus Henderson Global Research Portfolio – Service Shares
2018	23.34	21.68	645
2017	18.42	23.34	739
2016	18.09	18.42	880
2015	18.56	18.09	978
2014	17.32	18.56	905
2013	13.52	17.32	725
2012	11.28	13.52	462
2011	13.12	11.28	322
2010	11.35	13.12	176
2009	10.00	11.35	27
MFS® International Value Portfolio – Service Class
2018	11.45	10.34	238
2017(g)	10.00	11.45	68
MFS® Investors Trust Series – Service Class
2018	26.31	24.81	438
2017	21.39	26.31	461
2016	19.74	21.39	471
2015	19.75	19.74	453
2014	17.84	19.75	239
2013	13.54	17.84	86
2012	11.40	13.54	55
2011	11.68	11.40	33
2010	10.53	11.68	20
2009	10.00	10.53	2
MFS® Research Series – Service Class
2018	29.10	27.75	208
2017	23.64	29.10	190
2016	21.79	23.64	190
2015	21.68	21.79	170
2014	19.72	21.68	166

44

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2013	14.94	19.72	145
2012	12.78	14.94	74
2011	12.87	12.78	43
2010	11.13	12.87	23
2009	10.00	11.13	7
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2018	13.09	12.05	1,000
2017	12.73	13.09	1,163
2016	11.94	12.73	1,301
2015	11.72	11.94	1,291
2014	9.06	11.72	995
2013(c)	10.00	9.06	279
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2018	30.28	28.30	965
2017	24.31	30.28	1,113
2016	23.34	24.31	1,265
2015	23.11	23.34	1,314
2014	21.54	23.11	1,030
2013	16.28	21.54	782
2012	14.52	16.28	526
2011	14.49	14.52	318
2010	11.25	14.49	126
2009	10.00	11.25	18
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2018	11.75	11.99	2,623
2017	11.45	11.75	3,017
2016	10.76	11.45	3,131
2015	10.74	10.76	2,791
2014(d)	10.00	10.74	1,058
PIMCO VIT Low Duration Portfolio – Advisor Class
2018	10.19	10.21	300
2017	10.06	10.19	318
2016(f)	10.00	10.06	234
PIMCO VIT Total Return Portfolio – Advisor Class
2018	11.04	10.97	2,447
2017	10.53	11.04	2,615
2016	10.26	10.53	2,621
2015	10.23	10.26	2,297
2014(d)	10.00	10.23	859
Victory VIF Diversified Stock Fund – Class A Shares
2018	24.05	20.85	113
2017	19.02	24.05	130
2016	18.31	19.02	123
2015	18.90	18.31	131
2014	17.15	18.90	126
2013	12.80	17.15	120
2012	11.01	12.80	95
2011	11.82	11.01	105
2010	10.52	11.82	69
2009	10.00	10.52	10

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.

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(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.
(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.
(g)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(h)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(i)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.
(j)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $158.4 billion at the end of 2018. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account III currently consists of 92 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 68 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative,

47

marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are made available by us in connection with the policy at no extra charge. The Asset Allocation Models are designed and intended to be used within the context of your relationship with your registered representative. Currently, you can work with your registered representative to select one of five (5) Asset Allocation Models at a time, with each model specifying percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value in accordance with an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus, calling us or going to www.newyorklife.com. Your request is subject to model availability.

Each Asset Allocation Model is designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. Working with your registered representative, you can use the Asset Allocation Models to help you diversify your Accumulation Value among asset classes to seek to attain an investment goal and reduce volatility over the long term.

The Asset Allocation Models are static but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. If you have selected the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0 (“GIPR” or “GIPR 2.0”) and have opted to allocate your premium payments to one of the available Asset Allocation Models, your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages. If you have not purchased GIPR or GIPR 2.0, you may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentages by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will notify you if we offer new Asset Allocation Models, if there is a material change in our arrangement with our Asset Allocation Model designer, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any Asset Allocation Model you have selected is still suitable for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a currently offered Asset Allocation Model, subject to investment restrictions for maintaining the Investment Protection Plan Rider, the Investment

48

Protection Plan II Rider, GIPR or GIPR 2.0, if applicable, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The Asset Allocation Models were designed on our behalf, and provided to us by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. QS Investors provided research and business support services relating to the Asset Allocation Models and selected the Investment Divisions to populate each Asset Allocation Model from information that we provided about the available Investment Divisions. The Asset Allocation Models are general in nature and not tailored or personalized for you. We are QS Investors’ sole client with respect to the Asset Allocation Models. Furthermore, QS Investors designed the Asset Allocation Models in early 2018 for availability as of May 1, 2018, and is not responsible for updating the models in response to market and economic conditions or other factors. QS Investors has authorized us to make the Asset Allocation Models available for use in connection with the policy. The Asset Allocation Models are designed and intended for use within the context of relationships between registered representatives and their clients. New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust, provided asset allocation models prior to May 1, 2018 (the “Former Asset Allocation Models”).

The currently offered Asset Allocation Models are available to all policyholders. Any Former Asset Allocation Models are available only to those policyholders who allocated to those Asset Allocation Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of a Former Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

You may change your allocation to a particular Asset Allocation Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model, subject to investment restrictions for maintaining the Investment Protection Plan Rider, the Investment Protection Plan II Rider, GIPR or GIPR 2.0, if applicable. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions than those specified by the Asset Allocation Model, you will need to transfer out of that Asset Allocation Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Reallocation”.) You may also have amounts held in the DCA Advantage Account or under the Interest Sweep allocated to an Asset Allocation Model.

If you wish to allocate your policy’s Accumulation Value in accordance with an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate the Asset Allocation Models and their attendant risks, and select an Asset Allocation Model that is suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representatives, we have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you and your registered representative select an Asset Allocation Model. Consequently, you and your registered representative are responsible for your decision to allocate your Accumulation Value in accordance with the Asset Allocation Models, and for your selection of the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value or change your premium allocation instructions. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 15, by telephone, or through www.newyorklife.com. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee

49

that your Accumulation Value will increase or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. To keep your Accumulation Value at these initial percentages in line with your current investment objective, consider choosing the Automatic Asset Reallocation option. (See “THE POLICIES- Automatic Asset Reallocation”.)

Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

QS Investors received a fee from NYLIAC to design the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors is subject to competing interests that may have influenced its design of the Asset Allocation Models. For example, because affiliates of QS Investors advise Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may benefit from including the ClearBridge Variable Appreciation Investment Division in one or more of the Asset Allocation Models. Payments from NYLIAC to QS Investors to design the Asset Allocation Models may also influence QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in these Asset Allocation Models. QS Investors may not have included certain Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. QS Investors considered many factors in selecting Investment Divisions for the Asset Allocation Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investments is also subject to competing interests that impact the composition of the Asset Allocation Models as well as its design of the Former Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the Asset Allocation Models and Former Asset Allocation Models. MainStay VP Investment Divisions represent such a significant percentage of the Asset Allocation Models and the Former Asset Allocation Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the Former Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a Former Asset Allocation Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models and the Former Asset Allocation Models.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: IndexIQ Advisors LLC	MainStay VP IQ Hedge Multi-Strategy

	Subadvisers: MacKay Shields LLC (“MacKay”) and NYL Investors	MainStay VP Balanced

Subadviser: MacKay

MainStay VP MacKay Common Stock

MainStay VP MacKay Convertible

MainStay VP MacKay Government

MainStay VP MacKay Growth MainStay VP MacKay High Yield Corporate Bond

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay S&P 500 Index

MainStay VP MacKay Small Cap Core

MainStay VP MacKay Unconstrained Bond

	Subadviser: Cushing Asset Management LP	MainStay VP Cushing® Renaissance Advantage

	Subadvisers: Candriam Belgium and MacKay	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Mellon Investments Corporation	MainStay VP Mellon Natural Resources

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management CompanySM (“CRMC”)

American Funds IS Asset Allocation Fund

American Funds IS Blue Chip Income and Growth Fund

American Funds IS Global Small Capitalization Fund

American Funds IS Growth Fund

American Funds IS New World Fund®

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund

BlackRock® Variable Series Funds II, Inc.		BlackRock® High Yield V.I. Fund

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Columbia Funds Variable Series Trust II	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund

Columbia Funds Variable Insurance Trust		Columbia Variable Portfolio — Small Cap Value Fund

Delaware VIP® Trust	Delaware Management Company	Delaware VIP® Small Cap Value Series

Deutsche DWS Variable Series II	DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	DWS Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers

Fidelity® VIP ContrafundSM Portfolio

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP FundsManager® 60% Portfolio

Fidelity® VIP Growth Opportunities

Portfolio

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Henderson Enterprise Portfolio Janus Henderson Global Research Portfolio

MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

MFS® Variable Insurance Trust II		MFS® International Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to an Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

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Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer

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required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date you signed the form, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “APPENDIX 3 - STATE VARIATIONS” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

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Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. Non-Qualified Policies provide for retirement income other than through a tax-qualified plan. Qualified Policies are for use with any one of the tax-qualified plans listed below.

(1)

TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions for policies issued in connection with ERISA 403(b) plans);

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax- qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	A Fixed Account (if available) that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a policy, you must complete an application (acceptance of applications is subject to NYLIAC’s rules and we reserve the right to reject any application). The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.

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You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account (if available) you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. For policies issued to persons age 75 or younger, additional premium payments can be made until 12 months after you reach age 75. For policies issued to persons age 76 to 80, additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is less than $1,000,000 without prior approval. The maximum aggregate amount of premiums is $3,000,000 across all New York Life Premier and New York Life Premier II Variable Annuity policies for policies issued to persons age 76 to 80 under the same Social Security or Tax ID number. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this prospectus, and we agree.

Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you needed to return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you were entitled by

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law to receive the total of premium payments less any prior partial withdrawals, we would have promptly returned the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We set forth the Free Look provision in your policy.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 80 (oldest Owner, if the policy is jointly owned). If the Owner of the policy is not a natural person, the Annuitant must not be older than age 80.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80 (between 0-80 for Inherited IRAs).

For policies issued to persons age 75 or younger, we will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan. For policies issued to persons age 76 to 80, additional premium payments (up to a total of $1 million, including the initial premium payment) can be made until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan. This amount is aggregate across all New York Life Premier and Premier II Variable Annuity policies that are issued to persons age 76 to 80 under the same Social Security or Tax ID number.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an Asset Allocation Model or to the Fixed Account (if available) any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”). No transfers are allowed from the DCA Advantage Account to the Fixed Account (if available). Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep or the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com.”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

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Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging programs, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio

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may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divsions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES - Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

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We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	view and download policy statements;

•	modify an existing Automatic Asset Reallocation arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and

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cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., such as Social Security number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Reallocation (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Variable Product Electronic and Telephone Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative, or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES -- Transfers” or “DISTRIBUTIONS UNDER THE POLICY-- Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you purchased the GIPR or GIPR 2.0 Rider, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Dollar Cost Averaging Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging program.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP MacKay Common Stock—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

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Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33

Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

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(b) The DCA Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You can request the DCA Advantage Account in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 15 of this Prospectus.

You must allocate a minimum of $5,000 to the DCA Advantage Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. You may not make transfers from the DCA Advantage Account into the Fixed Account (if available). However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2019 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2019, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2019 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received. However, we do not permit such transfers if GIPR or GIPR 2.0 is in effect.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 15 of this Prospectus or use any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the

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reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in Question 16 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order us to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone or internet as described in Question 16 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. Also note that Interest Sweep is not available for policies issued in the State of New York.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model, the DCA Advantage Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply any Breakpoint

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Credits to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments.

We will credit that portion of each premium payment (and Breakpoint Credits thereon) you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include three riders under the policy: A Living Needs Benefit/Unemployment Rider (available in jurisdictions where approved on and after May 1, 2010), an Unemployment Benefit Rider for Non- Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, and a Living Needs Benefit Rider for all types of policies. The combination Living Needs Benefit/Unemployment Rider will replace both the Living Needs Benefit Rider and Unemployment Benefit Rider in jurisdictions where approved on and after May 1, 2010. As described below, the Living Needs Benefit and Unemployment Benefit riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. Policies issued before July 1, 2013 also included the Breakpoint Credit Rider at no additional charge.

We also offer the Investment Protection Plan Rider (available only with policies purchased before July 16, 2012), Investment Protection Plan II Rider (available only with policies purchased before May 1, 2013, in most jurisdictions), Guaranteed Investment Protection Rider (available only with policies purchased before May 1, 2014, or in jurisdictions where GIPR 2.0 has not been approved), Guaranteed Investment Protection Rider 2.0 (available only with policies purchased May 1, 2014 or later), Annual Death Benefit Reset Rider and Enhanced Beneficiary Benefit (EBB) Rider, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is selected) at no additional cost. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Investment Protection Plan, Investment Protection Plan II, Guaranteed Investment Protection and Guaranteed Investment Protection 2.0 riders may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined holding period (10 - 12 years, or for the Guaranteed Investment Protection Rider 2.0, 10-15 or 20 years, as applicable). These riders can allow clients to allocate funds to the Investment Divisions with greater confidence by understanding that if their allocations perform poorly over their rider’s holding period, they will not receive less than the rider’s guaranteed amount when their holding period ends.

The Annual Death Benefit Reset (ADBR) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance. The Enhanced Beneficiary Benefit (EBB) rider may be appropriate for individuals who do not want to leave a tax liability to their beneficiary(ies) following their death as a result of gains inside their policy.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

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The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a) Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c) Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d) Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 15 of this Prospectus.

(b) Living Needs Benefit Rider

If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at VPSC. There is no additional charge for this rider.

(c) Unemployment Benefit Rider

For all Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at VPSC. There is no additional charge for this rider.

(d) Investment Protection Plan Rider (optional)

The Investment Protection Plan Rider is available only in jurisdictions where approved and with policies purchased before July 16, 2012. If you purchase this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. To select this rider for in force policies, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal

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(“IPP Proportional Withdrawal”). An IPP Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under the IPP Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under the rider will depend on when you select or reset it:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all IPP Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

(ii)

While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all IPP Proportional Withdrawals. The Rider will take effect on the next Policy Anniversary following the date VPSC receives your application for the rider, in Good Order, at one of the addresses listed in Question 15 of this Prospectus.

(iii)

Resetting the guaranteed amount (“Rider Reset”): You may request to reset the amount that is guaranteed at any time while the rider is in effect subject to the following limitations: (1) the latest available reset date for Non-qualified Policies is ten (10) years prior to the Annuity Commencement Date and (2) for Qualified Policies, you must be age 65 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP Proportional Withdrawals. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN RIDER CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) In addition, upon reset, your allocation restrictions may change. Please contact your registered representative for more information.

In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

If you selected this rider on or after February 15, 2010, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. In addition, you may not have more than 25% of your policy’s Accumulation Value allocated to the Fixed Account on the rider’s effective date for in-force policies. The Investment Division restrictions associated with the IPP Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP Rider meet your investment objectives and risk tolerance. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP Rider is selected. The version of the IPP Rider that became available on or after February 15, 2010 is the same as the version of the rider available prior to February 15, 2010 in all other respects. The allowable Allocation Options under the IPP Rider available on or after February 15, 2010 are as follows:

Fixed Account*

MainStay VP Balanced — Service Class

MainStay VP Bond — Service Class

MainStay VP Conservative Allocation — Service Class

MainStay VP Fidelity Institutional AM® Utilities — Service Class

MainStay VP Floating Rate — Service Class

MainStay VP Income Builder — Service Class

MainStay VP Indexed Bond — Service Class

MainStay VP IQ Hedge Multi-Strategy — Service Class

MainStay VP Janus Henderson Balanced — Service Class

MainStay VP Janus Henderson Balanced — Initial Class

MainStay VP MacKay Convertible — Service Class

MainStay VP MacKay Government — Service Class

MainStay VP MacKay High Yield Corporate Bond — Service Class

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MainStay VP MacKay Unconstrained Bond — Service Class

MainStay VP Moderate Allocation — Service Class

MainStay VP Moderate Growth Allocation — Service Class

MainStay VP PIMCO Real Return — Service Class

MainStay VP U.S. Government Money Market — Initial Class

American Funds IS Asset Allocation Fund — Class 4

BlackRock® Global Allocation V.I. Fund — Class III

BlackRock® High Yield V.I. Fund — Class III

Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

DWS Alternative Asset Allocation VIP — Class B

Fidelity® VIP FundsManager® 60% Portfolio - Service Class

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

PIMCO VIT Low Duration Portfolio — Advisor Class

PIMCO VIT Total Return Portfolio — Advisor Class

*

You may not allocate more than 25% of your initial premium payment to the Fixed Account. Also, for in-force policies, no more than 25% of your policy’s Accumulation Value may be allocated to the Fixed Account on the Rider’s effective date.

You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any Rider Reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the Rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of the rider after the 30-day period will be effective as of the date VPSC receives your cancellation request.

This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA, SEP IRA and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies. For policies issued prior to February 15, 2010, this rider is not available if more than 50% of the policy’s Accumulation Value is in the Fixed Account (if available) when the rider is selected.

This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	the rider is selected at the time of application;

(2)	an initial premium payment of $100,000 is made;

(3)	no additional premium payments are made;

(4)	a withdrawal of $20,000 is made in the eighth Policy Year;

(5)	the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

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(6)	the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.

The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP Proportional Withdrawal. We calculated the amount of the IPP Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $75,000 even though the Accumulation Value has decreased to $50,000.

(e) Investment Protection Plan II Rider (optional)

The Investment Protection Plan II Rider (“IPP II”) can only be purchased at the time of application. If you purchased IPP II, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under IPP II on the 12th policy anniversary of the effective date of IPP II (or the 12th policy anniversary of any reset of IPP II). IPP II will end on the 12th policy anniversary of the rider effective date (or any reset of IPP II). While IPP II is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN II RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under IPP II by the amount of the proportional withdrawal (“IPP II Proportional Withdrawal”). An IPP II Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under IPP II are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under IPP II is as follows:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments plus Breakpoint Credits, if any, we receive in the first Policy Year, less all IPP II Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. IPP II will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“IPP II Rider Reset”): You may request to reset the amount that is guaranteed at any time while IPP II is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP II Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for IPP II and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN II RIDER CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”). In addition, upon reset, your allocation restrictions may change. Typically, you would effect a reset in order to increase the guaranteed amount under IPP II. Please note that if you reset the guaranteed amount under IPP II, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to IPP II’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment, if applicable.

You will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP II Rider is selected. The allowable Allocation Options under IPP II are as follows:

Fixed Account*

MainStay VP Balanced — Service Class

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MainStay VP Bond — Service Class

MainStay VP Conservative Allocation — Service Class

MainStay VP Fidelity Institutional AM® Utilities — Service Class

MainStay VP Floating Rate — Service Class

MainStay VP Income Builder — Service Class

MainStay VP Indexed Bond — Service Class

MainStay VP IQ Hedge Multi-Strategy — Service Class

MainStay VP Janus Henderson Balanced — Service Class

MainStay VP Janus Henderson Balanced — Initial Class

MainStay VP MacKay Convertible — Service Class

MainStay VP MacKay Government — Service Class

MainStay VP MacKay High Yield Corporate Bond — Service Class

MainStay VP MacKay Unconstrained Bond — Service Class

MainStay VP Moderate Allocation — Service Class

MainStay VP Moderate Growth Allocation — Service Class

MainStay VP PIMCO Real Return — Service Class

MainStay VP U.S. Government Money Market — Initial Class

American Funds IS Asset Allocation Fund — Class 4

BlackRock® Global Allocation V.I. Fund — Class III

BlackRock® High Yield V.I. Fund — Class III

Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

DWS Alternative Asset Allocation VIP — Class B

Fidelity® VIP FundsManager® 60% Portfolio — Service Class

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

PIMCO VIT Low Duration Portfolio — Advisor Class

PIMCO VIT Total Return Portfolio — Advisor Class

*	You may not allocate more than 25% of your initial premium payment to the Fixed Account.

The Investment Division restrictions associated with the IPP II Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP II Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP II Rider meet your investment objectives and risk tolerance.

With IPP II, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under IPP II on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of IPP II may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel IPP II within 30 days after delivery of the policy. To cancel, you must return IPP II to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel IPP II and refund any IPP II charges which may have been deducted. After this 30-day period, you still have the right to discontinue IPP II. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPP II charges that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of IPP II after the 30-day period will be effective as of the date VPSC receives your cancellation request.

IPP II is available with all Non-Qualified policies, IRA, SEP IRA, Simple IRA and Roth IRA policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

IPP II will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase IPP II only if you intend to keep the policy for at least 12 years.

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Any withdrawal reduces the guaranteed amount and the amount of charges assessed for IPP II. However, please note that charges assessed for IPP II prior to the date of any withdrawals (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit from IPP II may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	IPP II is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth Policy Year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP II Proportional Withdrawal. We calculated the amount of the IPP II Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP II Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP II Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPP II Rider.

(f) Guaranteed Investment Protection Rider (optional)

The Guaranteed Investment Protection Rider (“GIPR”) can only be purchased at the time of application. If you purchased GIPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR on the 12th policy anniversary of the effective date of GIPR (or the 12th policy anniversary of any reset of GIPR). GIPR will end on the 12th policy anniversary of the rider effective date (or the most recent reset of GIPR). While GIPR is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider (optional).”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under GIPR by the amount of the proportional withdrawal (“GIPR Proportional Withdrawal”). A GIPR Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under GIPR is as follows:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments plus Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all GIPR Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“GIPR Rider Reset”): You may request to reset the amount that is guaranteed at any time while GIPR is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all GIPR Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed

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maximum charge in the “Table of Fees and Expenses”) for GIPR and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES— Guaranteed Investment Protection Rider Charge” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). In addition, upon reset, your allocation restrictions may change. Typically, you would effect a reset in order to increase the guaranteed amount under GIPR. Please note that if you reset the guaranteed amount under GIPR, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

You will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in Appendix 2. You may not allocate any monies to the Fixed Account while GIPR is in effect. Upon any termination of GIPR, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR. The Fixed Account is not available for policies issued in the State of New York. If you select GIPR, Investment Division restrictions will apply to the Investment Divisions that you may choose during the accumulation phase. These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. If you wish to complete an individual transfer between the Investment Divisions or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses listed in question 15 of this Prospectus. The Asset Allocation Categories and the Asset Allocation Models available with GIPR are set forth in Appendix 2.

The Investment Division restrictions associated with the GIPR Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the GIPR Rider meet your investment objectives and risk tolerance.

With GIPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under GIPR on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of GIPR may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel GIPR within 30 days after delivery of the policy. To cancel, you must return GIPR to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR and refund any GIPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see Appendix 3 – State Variations”. The cancellation of GIPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.

GIPR is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

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GIPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase GIPR only if you intend to keep the policy for at least 12 years.

Upon your death, GIPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR and the policy. If your spouse chooses to continue GIPR and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawals will reduce the guaranteed amount and the amount of charges assessed for GIPR. While GIPR is in effect, partial withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit from GIPR may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	GIPR is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR Proportional Withdrawal. We calculated the amount of the GIPR Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR Rider.

(g) Guaranteed Investment Protection Rider 2.0 (optional)

The Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”) can only be purchased at the time of application. GIPR 2.0 allows you to choose among 7 different holding periods, or terms. If you purchased GIPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR 2.0 on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. You may request to reset the guaranteed amount under certain circumstances, as described below. Certain features of GIPR 2.0 relating to the 20 year rider term may not be available in all jurisdictions; contact your registered representative for more information.

GIPR 2.0 will end on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. The applicable policy anniversary depends on the term you choose. While GIPR 2.0 is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider 2.0 Charge (optional).”) When you make a withdrawal, we will reduce the amount that is guaranteed under GIPR 2.0 by the amount of the proportional withdrawal (“GIPR 2.0 Proportional Withdrawal”). A GIPR 2.0 Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

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The amount that is guaranteed under GIPR 2.0 is as follows:

(i)

At the time of application for 10, 11, 12, 13, 14, or 15 year terms: The amount that is guaranteed will equal 100% of the sum of all premium payments that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

(ii)

At the time of application for the 20 year term: The amount that is guaranteed will equal 150% of the sum of all premium payments that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

(iii)	For all terms, premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR 2.0 will take effect on the Policy Date.

(iv)	Resetting the guaranteed amount (“GIPR 2.0 Rider Reset”):

You may request to reset the amount that is guaranteed at any time while GIPR 2.0 is in effect as long as you (oldest Owner, if the Policy is jointly owned) and the Annuitant are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year terms), or age 70 or younger (for the 20 year term). To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will be increased to equal the Accumulation Value (for 10-15 year terms) or 150% of the Accumulation Value (for the 20 year term) on the next Policy Anniversary, less all GIPR 2.0 Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for GIPR 2.0 and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES— Guaranteed Investment Protection Rider 2.0 Charge (optional).” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). In addition, upon reset, your allocation restrictions may change. Typically, you would decide to reset in order to increase the guaranteed amount under GIPR 2.0. Please note that if you reset the guaranteed amount under GIPR 2.0, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary applicable to the original rider term you chose after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR 2.0’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

If you purchase GIPR 2.0, you will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2.

You may not allocate any monies to the Fixed Account while GIPR 2.0 is in effect. Upon any termination of GIPR 2.0, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR 2.0. The Fixed Account is not available for policies issued in the State of New York.

If you select GIPR 2.0, we will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available 2014 Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the GIPR 2.0 Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR 2.0 Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with GIPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with GIPR 2.0 are set forth in Appendix 2.

If you choose to reset your guaranteed amount, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset

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Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With GIPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) on the Policy Anniversary for the term you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under GIPR 2.0 may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel GIPR 2.0 within 30 days after delivery of the policy. To cancel, you must return GIPR 2.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR 2.0 and refund any GIPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR 2.0. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR 2.0 charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “Appendix 3 – State Variations”. The cancellation of GIPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.

GIPR 2.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger (70 or younger for the 20-year term) on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

GIPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase GIPR 2.0 only if you intend to keep the policy for at least the rider term you choose (10-15 or 20 years).

In most jurisdictions, GIPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider. However, for policies issued in New York and California, we will not terminate GIPR 2.0 upon a change of ownership or an assignment.

Upon your death, GIPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR 2.0 and the policy. If your spouse chooses to continue GIPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawal reduces the guaranteed amount and the amount of charges assessed for GIPR 2.0. While GIPR 2.0 is in effect, withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while GIPR 2.0 is in effect, you may not be able to receive the full value of GIPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, GIPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the rider term you choose. You should consult your tax advisor if you have any questions about the use of GIPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from GIPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	GIPR 2.0 with a 10, 11, 12, 13, 14, or 15 year term is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

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(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	The Accumulation Value on the Policy Anniversary corresponding to the term you chose has decreased to $50,000.

The guaranteed amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR 2.0 Proportional Withdrawal. We calculated the amount of the GIPR 2.0 Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR 2.0 Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR 2.0 Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000.

On the Policy Anniversary for the term you chose, the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year term, the guaranteed amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR 2.0 Rider.

GIPR 2.0 Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the guaranteed amount for that Rider term, if that guaranteed amount is higher than the Accumulation Value or Adjusted Death Benefit Premium Payments on the date of death. For policies issued in New York, the death benefit for the 20-year rider term is 100% of the premium payments made in the first policy year (less any GIPR 2.0 Proportional Withdrawals) if that amount is higher than the death benefit available under the policy. However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the GIPR 2.0 guaranteed amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the GIPR 2.0 rider.

(h) Enhanced Beneficiary Benefit Rider (optional)

The Enhanced Beneficiary Benefit (EBB) Rider is available only at the time of application. The EBB Rider is not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you purchased this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Other Charges—Enhanced Beneficiary Benefit Rider Charge.”)

The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Owner at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%

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When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES—Riders—Enhanced Spousal Continuance Rider), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy. As discussed below in “THE POLICIES—Riders—Enhanced Spousal Continuance Rider”, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

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Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

1.	The rider is elected at the time of application;

2.	You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

3.	A withdrawal of $20,000 is made in the fourth Policy Year;

4.	Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.	If you die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

6.	The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

(i) Enhanced Spousal Continuance Rider (optional)

If you purchased the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax-sheltered annuities.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Account).

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

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(j) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application. The ADBR Rider is not available with the EBB Rider in the State of New Jersey. If you purchased this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value less any outstanding loan balance; or

(b)	the Adjusted Death Benefit Premium Payments; or

(c)

the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary; or

(d)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Adjusted Death Benefit Premium Payments. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments and Breakpoint Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary.

If you purchased the ADBR Rider after May 1, 2011, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first Policy anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value = $225,000

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b)	the Adjusted Death Benefit Premium Payments = $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value = $225,000

2.

the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Breakpoint Credits applied since the prior Reset Anniversary, less ADBR Proportional Withdrawals since the prior Reset Anniversary. = $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earlier of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy, or

3)	the date we terminate the policy.

Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.

You cannot cancel this Rider without surrendering your policy.

(k) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP Riders at a reduced cost. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP Rider, the IPP Rider charges will increase. See “CHARGES AND DEDUCTIONS — Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge” for more details.

(l) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP II Riders at a reduced cost. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP II Rider, the IPP II Rider charges will increase. See “CHARGES AND DEDUCTIONS — Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(m) Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider (“GIPR + ADBR”) or the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) when you applied for your policy, you will receive both the ADBR and GIPR or GIPR 2.0 Riders at a reduced cost. Please note that if GIPR or GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of your GIPR or GIPR 2.0 Rider, the rider charge will increase. See “CHARGES AND DEDUCTIONS — Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(n) Breakpoint Credit Rider (available only for policies purchased before July 1, 2013)

Under the Breakpoint Credit Rider, we will apply a Breakpoint Credit to that portion of the total amount of all premium payments that exceed $1,000,000, subject to the Breakpoint Credit Rate schedule that is in effect at the time such premium payment is made. The Breakpoint Credit is calculated as a percentage of that portion of an Eligible Premium Payment made to the policy. An Eligible Premium Payment is that portion of the total amount of all premium payments made to the policy in excess of $1,000,000. There is no additional charge for this rider.

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The Breakpoint Credit applicable to a premium payment varies, depending on the total amount of the premium payment(s) received under the policy. The Breakpoint Credit is determined by multiplying each portion of an Eligible Premium Payment amount by the applicable Breakpoint Credit Rate, in accordance with the Breakpoint Credit Rate Schedule attached below. If more than one Breakpoint Credit Rate applies for an Eligible Premium Payment, the Breakpoint Credit is equal to the sum of the Breakpoint Credit amounts determined for each applicable Breakpoint Credit Rate.

As of the date of this Prospectus, the Breakpoint Credit Rates and Eligible Premium Payment(s) to which they apply are as follows:

Breakpoint Credit Rate Schedule

Eligible Premium Payment(s)		Breakpoint Credit Rate
That exceed(s)	Up to and including
$ 1,000,000*	$2,500,000	1.00%
$ 2,500,000	$5,000,000	1.50%
$ 5,000,000	$10,000,000	2.00%
$ 10,000,000	unlimited	2.50%

*	Premium Payments in excess of $1,000,000 are subject to prior approval by NYLIAC.

The Breakpoint Credit is applied to the Policy’s Accumulation Value concurrent with an Eligible Premium Payment. Breakpoint Credits and interest credited thereon are allocated to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments. Breakpoint Credits that are allocated to the Fixed Account (if applicable) and/or the DCA Advantage Account and interest earned thereon are held in NYLIAC’s General Account and invested by NYLIAC in accordance with applicable law.

Breakpoint Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Breakpoint Credits to be premium payments for purposes of any discussion in this Prospectus. Breakpoint Credits are also not considered to be your investment in the policy for tax purposes.

The Breakpoint Credit is funded by the reduction in sales and administrative costs that accrue from the sale of very large policies. As such, no additional fees or charges are passed along to policyowners in association with this credit.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. You should review your reports and statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the confirmation with the transaction in question.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an

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accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

for policies issued to policyowners age 75 and under, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)

for policies issued to policyowners ages 76 to 80, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (ii) the Accumulation Value less the accumulated premium payments; or (iii) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year.

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(c)	if NYLIAC cancels the policy;

(d)	when we pay proceeds upon the death of the policyowner;

(e)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(f)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(g)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(h)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;

and

(i)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For premium based policies, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). Please note, in some jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is assessed. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, the policy service charge is waived for policies with $100,000 or more in Accumulation Value.

We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

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(c) Investment Protection Plan Rider Charge

The Investment Protection Plan Rider is available as an option under the policy. If you purchase the Investment Protection Plan, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—INVESTMENT PROTECTION PLAN RIDER.”) In most jurisdictions, we will deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

If you purchased the IPP Rider before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP Riders selected before February 15, 2010, the current Rider Reset charge is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter).

For IPP Riders selected on or after February 15, 2010, the current Rider and Rider Reset charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new charge for the rider may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. After a reset, we will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(d) Investment Protection Plan II Rider Charge

IPP II was available as an option under the policy at the time of application. If you purchased IPP II, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—Investment Protection Plan II Rider (optional).”) In most jurisdictions, we deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP II Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

If you reset the amount that is guaranteed, a new charge for IPP II may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(e) Guaranteed Investment Protection Rider Charge

GIPR was available as an option under the policy at the time of application. If you purchased GIPR, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—Guaranteed Investment Protection Rider (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions and DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For GIPR Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

If you reset the amount that is guaranteed, a new charge for GIPR may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset)

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becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(f) Guaranteed Investment Protection Rider 2.0 Charge

GIPR 2.0 was available as an option under the policy at time of application. If you purchased GIPR 2.0, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—Guaranteed Investment Protection Rider 2.0 (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the term you choose. We may set a lower charge at our sole discretion.

For GIPR 2.0 Rider Resets, the current charge ranges from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.025% per quarter), depending on the term you choose.

If you reset the amount that is guaranteed, a new charge for GIPR 2.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(g) Rider Risk Charge Adjustment

If you cancel the Investment Protection Plan Rider, the Investment Protection Plan II Rider, the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value in certain Investment Divisions or the DCA Advantage Account. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 15 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or “Guaranteed Investment Protection Rider 2.0 (optional)” as applicable). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the GIPR 2.0 Rider with a 20-year term, which has a 1.00% maximum. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

(h) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from your Accumulation Value or transaction proceeds.

(i) Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Reallocation do not count toward this transfer limit.

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(j) Enhanced Beneficiary Benefit Rider Charge

If you purchased the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value.

The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this rider. This charge will not change once your policy is issued.

(k) Annual Death Benefit Reset (ADBR) Rider Charge

If you purchased the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

(l) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we deduct reduced ADBR and IPP rider charges each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased before February 15, 2010, the current IPP Rider reset charge is 0.75% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased after February 15, 2010, the current IPP rider reset charge is 0.65%. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(m) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we deduct reduced ADBR and IPP II rider charges each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP II Rider charges is 2.00%. With the IPP II + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the IPP II + ADBR package, the current IPP II Rider reset charge is 0.65% of the amount that is guaranteed under the IPP II, applied on a quarterly basis. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(n) Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR rider charges each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR rider charges is 2.00%. With the GIPR + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR + ADBR package, the current GIPR Rider reset charge

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is 0.65% of the amount that is guaranteed under the GIPR, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(o) Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package Charge

If you purchased the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR 2.0 rider charges each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR 2.0 rider charges ranges from 2.00% to 2.50%, depending on the GIPR 2.0 term you choose. With the GIPR 2.0 + ADBR package, the current ADBR rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR 2.0 + ADBR package, the current GIPR 2.0 Rider reset charge ranges from 0.40% to 0.95% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis, depending on the GIPR 2.0 term you choose. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any

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surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all

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withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

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Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 15 of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value, less any outstanding loan balance; or

(b)	the Adjusted Death Benefit Premium Payments.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account, if applicable, in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. If the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant and the policy will continue.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment Option. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the

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same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

It is important to note that partial annuitizations reduce the Guaranteed Amount and death benefit proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus at www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

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If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send written notice to one of the addresses in Question 15 of the Prospectus.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available for policies issued in the State of New York. To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a

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loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The Fixed Account is not available for policies issued in the State of New York.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Breakpoint Credits, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

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1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to the traditional Dollar Cost Averaging or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” equally applies to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Account and Breakpoint Credits thereon will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

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FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death

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occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the

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IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an

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employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,000 for 2019 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2019 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own.

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You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Variable Annuity policies during the fiscal years ended December 31, 2018, 2017 and 2016 were $1,879,998, $2,240,425 and $3,138,187, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

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If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Variable Annuity Statement of Additional Information.

The New York Life Premier Variable Annuity Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Please send me a New York Life Premier Variable Annuity Statement of Additional Information

dated May 1, 2019:

Name

Address

City                                                                               State                                                                                                   Zip

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APPENDIX 1 – INFORMATION REGARDING SINGLE PREMIUM POLICIES

Prospectus Dated May 1, 2019

NYLIAC offers an individual single premium version of the New York Life Premier Variable Annuity policy in Mississippi and Washington. This Appendix modifies the May 1, 2019 Prospectus for the policies that describe the single premium version of the policies.

All capitalized terms have the same meaning as those in the Prospectus.

The principal differences between the single premium version and the flexible premium version of the policies is that under the single premium policies you can make only one premium payment.

Accordingly, for single premium policies, the prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

When reading this Appendix together with the Prospectus, keep in mind that only one premium payment was permitted under the single premium policies and only one Breakpoint Credit (if applicable) was applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Breakpoint Credit(s) thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Breakpoint Credit(s) thereon) should be read to mean an allocation of the premium or any portion thereof (and any Breakpoint Credit(s) thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

Replace all references to “Payment Year” throughout the Prospectus with “Policy Year,” and delete the definition of “Payment Year.”

II. MAINTENANCE OF POLICY VALUE

Replace the paragraph under question “7.” and under “DISTRIBUTIONS UNDER THE POLICY—OUR RIGHT TO CANCEL” with the following:

If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy such that it would provide for Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Replace the heading of question “7.” with: “7. MAY WE TERMINATE YOUR POLICY?”

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APPENDIX 2 – Investment Division Restrictions and Asset Allocation Models available with GIPR and GIPR 2.0

Asset Allocation Categories:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds
MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Low Duration Portfolio
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Total Return Portfolio
MainStay VP PIMCO Real Return

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds
MainStay VP Balanced		MainStay VP Moderate Growth Allocation
MainStay VP Conservative Allocation		MainStay VP T. Rowe Price Equity Income
MainStay VP Epoch U.S. Equity Yield		American Funds IS Asset Allocation Fund
MainStay VP Fidelity Institutional AM® Utilities		American Funds IS Blue Chip Income and Growth
MainStay VP Growth Allocation		American Funds IS Growth Fund
MainStay VP Income Builder		BlackRock® Global Allocation V.I. Fund
MainStay VP IQ Hedge Multi-Strategy		ClearBridge Variable Appreciation Portfolio
MainStay VP Janus Henderson Balanced		DWS Alternative Asset Allocation VIP
MainStay VP Large Cap Growth		Fidelity® VIP ContrafundSM Portfolio
MainStay VP MacKay Common Stock		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP MacKay Convertible		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Growth		MFS® Investors Trust Series
MainStay VP MacKay S&P 500 Index		MFS® Research Series
MainStay VP Moderate Allocation		Victory VIF Diversified Stock Fund

Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds
MainStay VP Cushing Renaissance Advantage		Fidelity® VIP Emerging Markets Portfolio
MainStay VP Eagle Small Cap Growth		Fidelity® VIP Equity-Income PortfolioSM
MainStay VP Emerging Markets Equity		Fidelity® VIP Health Care Portfolio
MainStay VP MacKay International Equity		Fidelity® VIP International Index Portfolio
MainStay VP MacKay Mid Cap Core		Fidelity® VIP Mid Cap Portfolio
MainStay VP MacKay Small Cap Core		Invesco V.I. American Value Fund
MainStay VP Mellon Natural Resources		Invesco V.I. International Growth Fund
American Funds IS Global Small Capitalization Fund		Janus Henderson Enterprise Portfolio
American Funds IS New World Fund®		Janus Henderson Global Research Portfolio
Columbia Variable Portfolio — Commodity Strategy		MFS® International Value Portfolio
Columbia Variable Portfolio — Small Cap Value		Morgan Stanley VIF U.S. Real Estate Portfolio
Delaware VIP® Small Cap Value Series		Neuberger Berman AMT Mid Cap Growth Portfolio
Dreyfus IP Technology Growth Portfolio

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Asset Allocation Models

Moderately Aggressive

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Blue Chip Income and Growth Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

Moderate

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

Moderately Conservative	Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

14% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

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APPENDIX 3

STATE VARIATIONS

State	Features/Benefits	State Variation
California	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.

Connecticut	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	(a) If you discontinue the rider we will not charge a Rider Risk Charge Adjustment. (b) An assignment of the policy does not terminate the GIPR or GIPR 2.0.

Florida	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five-year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of Premium Payments to the Fixed Account.

	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.

Massachusetts	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.

Michigan	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.

Montana	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.

	Interest on payment of death proceeds or withdrawals	If settlement payment or withdrawal payment is not made within the first thirty (30) days, it will include interest from the 30th day until the day the payment is released. Interest will be paid at the discount rate on 90-day commercial paper in effect at the Federal Reserve Bank in the Ninth Federal Reserve District at the time the payment is requested.

New Jersey	See “DEFINITIONS – Nonforfeiture Value”	NONFORFEITURE VALUE — The Nonforfeiture Value is equal to 90% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

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See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”

The Annuitant’s Age on the Annuity Commencement Date may not be greater than age 90.

If the Accumulation Value of the Policy is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date, NYLIAC will change the frequency of the payments to an annual mode.

NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five-year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of a Premium Payment to the Fixed Account.

Civil Union Partner Endorsement

Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

(a) disbursed within five years of the original Owner’s death; or

(b) placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

See “THE POLICIES – Riders – Living Needs Benefit/Unemployment Rider”	The name of the Living Needs Benefit/Unemployment Rider is “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available. Also, the Terminal Illness Qualifying Event does not have to occur after the Policy Date.

See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”

The ADBR is not available with the EBB. Also, the total death benefit under the policy cannot exceed the greater of:

(a)   200% of the Adjusted Death Benefit Premium Payment(s), or

(b)   the Accumulation Value plus 50% of the gain

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New York	See “DEFINITIONS – Nonforfeiture Value”	Nonforfeiture Value — The Nonforfeiture Value is equal to 100% of the Premium Payment(s) allocated to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Guaranteed Minimum Interest Rate) since the Payment Date, minus any amounts withdrawn or transferred from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.

	Fixed Account	The Fixed Account is not available in New York.

	Payment of interest on deferred death benefit payments	Death benefit payments deferred for more than seven (7) days from the date of receipt of all required information will receive interest accrued daily at the rate currently paid by us on proceeds left under the interest settlement alternative.

	See “CHARGES AND DEDUCTIONS – Other Charges”	Any rider charges applicable to the policy may not be deducted from the DCA Advantage Account.

	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.

See “THE POLICIES – Riders –Investment Protection Plan Rider (optional), Investment Protection Plan II Rider (optional), Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”

(a)   GIPR 2.0: While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)   GIPR 2.0: If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)   GIPR and GIPR 2.0: An ownership change or assignment of the policy does not terminate the rider.

(d)   The policy does not have a fixed account; therefore, the fixed account is not an investment option.

(e)   The GIPR 2.0 death benefit for the 20-year holding period is equal to the sum of all Premium Payments made in the first Policy Year, less any GIPR Proportional Withdrawals; however, if you have exercised the Rider Reset option, it is equal to the Policy’s Accumulation Value on the most recent Rider Reset Effective Date, less any GIPR Proportional Withdrawals made following the Rider Reset Effective Date.

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	See “CHARGES AND DEDUCTIONS – Other Charges – Investment Protection Plan Rider Charge, Investment Protection Plan II Rider Charge, Guaranteed Investment Protection Rider Charge and Guaranteed Investment Protection Rider 2.0 Charge”	The IPP, IPP II, GIPR and GIPR 2.0 charge will be deducted from each Investment Division based on the funds in each rider Allocation Option each policy quarter. Charges are not deducted from the accumulation value in the DCA Advantage Account.

	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

	See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on payments of any partial withdrawal or full surrender request from the DCA Advantage Account deferred for ten (10) business days or more. If payments are deferred, we will pay interest at the rate currently paid on proceeds left under the interest settlement alternative, from the date we receive your written request at our Executive Office or service office. The interest will be added to and be part of the total sum paid.

	See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.

Oregon	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	On the Annuity Commencement Date, if you elect to have the Accumulation Value paid to you in a single sum, a Surrender Charge may also apply if the Annuity Commencement Date you elect occurs before the earlier of (a) the end of the surrender charge period applicable to your initial Premium Payment, or (b) the end of the 10th Policy Year.

	See “CHARGES AND DEDUCTIONS – Other Charges – Mortality and Expense Risk and Administrative Costs Charge”	M&E charges based on the adjusted premium payment cannot be based on premium in the DCA Advantage Account.

	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment — The total Premium Payment(s) allocated to the Investment Divisions of the Separate Account reduced by withdrawals and applicable surrender charges in excess of any gain in the Policy.

	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account or the DCA Advantage Account	If the five-year Constant Maturity Treasury Rate minus 125 basis points is less than the Nonforfeiture Rate shown on the Policy Data Page, NYLIAC may refuse the allocation of all or a portion of a Premium Payment to the Fixed Account or the DCA Advantage Account

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	See “THE POLICIES – Riders – Investment Protection Plan Rider (optional)”	If you discontinue the rider, we will not charge a Rider Risk Charge Adjustment. The name of the Investment Protection Plan rider is “Accumulation Value Protection Plan.”

Texas	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	The maximum Annuity Commencement Date allowed for the policy is age 115.

Washington	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	The maximum Annuity Commencement Date allowed for the policy is age 100.

	See “THE POLICIES – Riders –Investment Protection Plan Rider (optional), Investment Protection Plan II Rider (optional), Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	IPP with fund restrictions, IPP II, GIPR and GIPR 2.0: The Fixed Account is not available with these riders. Also, though the rider charge may be based on funds in the DCA Advantage Account, the charge may not be deducted from the DCA Advantage Account. The rider charge may only be deducted from the applicable investment divisions.

	See “CHARGES AND DEDUCTIONS – Other Charges – Investment Protection Plan Rider Charge, Investment Protection Plan II Rider Charge, Guaranteed Investment Protection Rider Charge and Guaranteed Investment Protection Rider 2.0 Charge”	IPP with fund restrictions, IPP II, GIPR and GIPR 2.0: The Rider Risk Charge Adjustment will not be deducted from the DCA Advantage Account.

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Statement of Additional Information

May 1, 2019

for

New York Life Premier Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Premier Variable Annuity Prospectus dated May 1, 2019. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Variable Annuity Prospectus.

In some states, NYLIAC offers an individual single premium version of the Policies. Appendix 1 of this SAI modifies this SAI to describe the single premium version of the Policies.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based

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on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

3

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate.    In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

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RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate Account as of December 31, 2018 and for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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Appendix 1

Statement of Additional Information

Dated May 1, 2019

NYLIAC offers an individual single premium version of the policy in some states. This appendix modifies the May 1, 2019 Statement of Additional Information (“SAI”) for the policies that describe the single premium version of the policies.

When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your initial purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different Business Days.

Accordingly, except in the circumstances described above, all references throughout the SAI to premium payments in the plural (and any Breakpoint Credits (if applicable) thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

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Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.

PROSPECTUS Dated May 1, 2019

for

New York Life Premier Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2019. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account and the Investment Divisions listed below. You may also allocate your premium payments to an Asset Allocation Model. The Investment Divisions and Asset Allocation Models listed below are available regardless of the M&E Charge structure that you choose.

•	MainStay VP Balanced — Service Class
•	MainStay VP Bond — Service Class
•	MainStay VP Conservative Allocation — Service Class
•	MainStay VP Cushing® Renaissance Advantage — Service Class
•	MainStay VP Eagle Small Cap Growth — Service Class
•	MainStay VP Emerging Markets Equity — Service Class[1]
•	MainStay VP Epoch U.S. Equity Yield — Service Class
•	MainStay VP Fidelity Institutional AM® Utilities — Service Class[2]
•	MainStay VP Floating Rate — Service Class
•	MainStay VP Growth Allocation — Service Class
•	MainStay VP Income Builder — Service Class
•	MainStay VP Indexed Bond — Service Class
•	MainStay VP IQ Hedge Multi-Strategy — Service Class[3]
•	MainStay VP Janus Henderson Balanced — Service Class
•	MainStay VP Large Cap Growth — Service Class
•	MainStay VP MacKay Common Stock — Service Class
•	MainStay VP MacKay Convertible — Service Class
•	MainStay VP MacKay Government — Service Class
•	MainStay VP MacKay Growth — Service Class[1]
•	MainStay VP MacKay High Yield Corporate Bond — Service Class
•	MainStay VP MacKay International Equity — Service Class
•	MainStay VP MacKay Mid Cap Core — Service Class
•	MainStay VP MacKay S&P 500 Index — Service Class
•	MainStay VP MacKay Small Cap Core — Service Class[4]
•	MainStay VP MacKay Unconstrained Bond — Service Class
•	MainStay VP Mellon Natural Resources — Initial Class[5]
•	MainStay VP Moderate Allocation — Service Class
•	MainStay VP Moderate Growth Allocation — Service Class
•	MainStay VP PIMCO Real Return — Service Class
•	MainStay VP T. Rowe Price Equity Income — Service Class[1]
•	MainStay VP U.S. Government Money Market — Initial Class
•	American Funds IS Asset Allocation Fund — Class 4
•	American Funds IS Blue Chip Income and Growth Fund — Class 4
•	American Funds IS Global Small Capitalization Fund — Class 4
•	American Funds IS Growth Fund — Class 4
•	American Funds IS New World Fund® — Class 4
•	BlackRock® Global Allocation V.I. Fund — Class III
•	BlackRock® High Yield V.I. Fund — Class III
•	ClearBridge Variable Appreciation Portfolio — Class II
•	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2
•	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2
•	Columbia Variable Portfolio — Small Cap Value Fund — Class 2
•	Delaware VIP® Small Cap Value Series — Service Class
•	Dreyfus IP Technology Growth Portfolio –– Service Shares
•	DWS Alternative Asset Allocation VIP — Class B6
•	Fidelity® VIP ContrafundSM Portfolio — Service Class 2
•	Fidelity® VIP Emerging Markets Portfolio — Service Class 2
•	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2
•	Fidelity® VIP FundsManager® 60% Portfolio — Service Class
•	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2
•	Fidelity® VIP Health Care Portfolio — Service Class 2
•	Fidelity® VIP International Index Portfolio — Service Class 2
•	Fidelity® VIP Mid Cap Portfolio — Service Class 2
•	Invesco V.I. American Value Fund — Series II Shares
•	Invesco V.I. International Growth Fund — Series II Shares
•	Janus Henderson Enterprise Portfolio — Service Shares
•	Janus Henderson Global Research Portfolio — Service Shares
•	MFS® International Value Portfolio — Service Class
•	MFS® Investors Trust Series — Service Class
•	MFS® Research Series — Service Class
•	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II
•	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
•	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class[7]
•	PIMCO VIT Low Duration Portfolio — Advisor Class
•	PIMCO VIT Total Return Portfolio — Advisor Class
•	Victory VIF Diversified Stock Fund — Class A Shares[1]

[1]

New allocations to the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

[2]	Formerly known as MainStay VP MFS® Utilities.
[3]	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.
[4]	On May 1, 2019, MainStay VP Epoch U.S. Small Cap merged into MainStay VP MacKay Small Cap Core.
[5]	Formerly known as MainStay VP VanEck Global Hard Assets.
[6]	Formerly known as Deutsche Alternative Asset Allocation VIP.
[7]	Formerly known as PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged).

Please note that if you have purchased the Investment Preservation Rider, the Investment Preservation Rider 2.0, the Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0, there are restrictions regarding your ability to allocate your premium payments (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES-Riders- Investment Preservation Rider (optional), - Investment Preservation Rider 2.0 (optional), - Investment Preservation Rider 3.0 (optional) and - Investment Preservation Rider 4.0 (optional)” and “APPENDIX 1,” “APPENDIX 2” and “APPENDIX 3,” as applicable, for more information.

Asset Allocation Models

Aggressive	Moderately Aggressive

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% American Funds IS Blue Chip Income and Growth Fund

  8% Janus Henderson Global Research Portfolio

  7% MainStay VP MacKay Mid Cap Core

  6% MFS® Investors Trust Series

  6% Fidelity® VIP Emerging Markets Portfolio

  5% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

        Fund

  5% Fidelity® VIP ContrafundSM Portfolio

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Blue Chip Income and Growth         Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond 6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets         Bond Fund

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

Moderate	Moderately Conservative

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond         Fund

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Portfolio (U.S. Dollar-        Hedged)

  5% Columbia Variable Portfolio — Emerging Markets         Bond Fund

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth
        Fund

  5% MainStay VP MacKay Mid Cap Core

Conservative

14% PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

7% MainStay VP PIMCO Real Return

7% MainStay VP MacKay High Yield Corporate Bond

5% Columbia Variable Portfolio — Emerging Markets Bond Fund

4% BlackRock® High Yield V.I. Fund

4% American Funds IS Blue Chip Income and Growth Fund

3% MFS® Research Series

3% MainStay VP MacKay Mid Cap Core

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Asset Allocation Model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

2

Page
APPENDIX 1 - INVESTMENT DIVISION RESTRICTIONS AND ASSET ALLOCATION MODELS AVAILABLE WITH IPR AND IPR 2.0	A-1
APPENDIX 2 - INVESTMENT DIVISION RESTRICTIONS AND ASSET ALLOCATION MODELS AVAILABLE WITH IPR 3.0 AND IPR 4.0 (12-15 AND 20-YEAR HOLDING PERIOD OPTIONS)	B-1
APPENDIX 3 - INVESTMENT DIVISION RESTRICTIONS AND ASSET ALLOCATION MODELS AVAILABLE WITH IPR 4.0 (10-YEAR HOLDING PERIOD OPTION)	B-3
APPENDIX 4 - FIR AVAILABILITY BY PLAN TYPE	C-1
APPENDIX 5 - STATE VARIATIONS	D-1

This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and DCA Advantage Account reduced by any withdrawals (including Future Income Purchases, if any) and applicable surrender charges in excess of any gain in the policy.

Allocation Options —The Investment Divisions of the Separate Account, any Asset Allocation Model, the DCA Advantage Account and the Fixed Account.

Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments and, if any, Future Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The current model portfolios are designed by QS Investors, LLC (“QS Investors”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments allocated to the DCA Advantage Account, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and rider charges deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account— An Allocation Option that permits dollar cost averaging over a six-month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Future Income Payments—Fixed periodic income payments that NYLIAC makes through the Future Income Rider after the Future Income Start Date.

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Future Income Purchases— Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the guaranteed amount under the Investment Preservation Rider or the amount of a death benefit under the base policy or the Annual Death Benefit Reset Rider.

Future Income Start Date—A date selected by you (in accordance with the terms of your policy) once you make your first Future Income Purchase. You can only change your Future Income Start Date one time.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Holding Period—A pre-determined Holding Period you select at the time of application for either an Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0. You can choose among seven (7) different Holding Periods (10, 11, 12, 13, 14, 15 or 20 years) for IPR, IPR 2.0 or IPR 3.0 and six (6) different Holding Periods (10, 12, 13, 14, 15 or 20 years) for IPR 4.0.

Holding Period End Date—The 10,11,12,13,14,15 or 20th Policy Anniversary, as applicable, of (a) the Rider Effective Date or (b) the Rider Reset Effective Date, whichever is later.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IPR/IPR 2.0/IPR 3.0/IPR 4.0—Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0.

IPR Reset—Changing the guaranteed amount of the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0, as applicable, to make it equal the Accumulation Value or 150% of the Accumulation Value if you choose the 20-year Holding Period (less any applicable reductions) on the Policy Anniversary following your request.

Life Income - Guaranteed Period Payment Option-The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY II.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed after issue, who is entitled to exercise all rights under the policy.

5

Payee—The individual designated to receive Income Payments under the policy or the Future Income Rider.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Return of Premium Death Benefit —The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.

Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.

Rider Effective Date—The date on which the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 Rider, as applicable, is effective and the date from which the Holding Period End Date is measured. This date is stated on the rider Data Page. After an IPR reset, this date is the same as the “Rider Reset Effective Date.”

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Step-up Death Benefit-the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

6

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	7.00%
Current Surrender Charge for Policies applied for on and after May 1, 2019 as a percentage of the amount withdrawn[1]	7.00%
Current Surrender Charge for Policies applied for before May 1, 2019 as a percentage of the amount withdrawn[1]	8.00%
Transfer Fee	Guaranteed maximum charge: $30
	Current charge: $	0[2]

1

In Payment Years 2 and beyond, the percentage applied to calculate the maximum surrender charge is as follows: 7% during Payment Year 2; 6% during Payment Year 3; 5% during Payment Year 4; 4% during Payment Year 5; 3% during Payment Year 6; 2% during Payment Year 7; and 0% thereafter.

2

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “Charges and Deductions—Other Charges— (f) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge[1]	$30	$30
Guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)	1.50% (During the Surrender Charge Period for the initial premium) 1.30% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for on and after May 1, 2016	1.20% (During the Surrender Charge Period for the initial premium) 1.00% (After the Surrender Charge Period for the initial premium)	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for before May 1, 2016	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)	1.50% (During the Surrender Charge Period for the initial premium) 1.30% (After the Surrender Charge Period for the initial premium)

1

Waived for (i) policies with $100,000 or more Accumulation Value based on each Policy Anniversary and (ii) policies that (a) purchase the IPR 4.0 and (b) the cumulative first year premium(s) are greater than or equal to $25,000 for the entirety of the Policy.

7

Optional Rider Charges: Investment Preservation Rider 4.0 (“IPR 4.0”)

Guaranteed maximum Charge for IPR 4.0

(calculated as an annualized percentage of the amount that is guaranteed under the IPR 4.0, deducted on a quarterly basis)

10 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 1.50% 1.50% 1.50% 1.50% 1.50%

Current Charge for IPR 4.0

(calculated as an annualized percentage of the amount that is guaranteed under the IPR 4.0, deducted on a quarterly basis)

10 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

0.70% 0.70% 0.60% 0.55% 0.50% 0.60%

Current and guaranteed maximum Rider Risk Charge Adjustment for IPR 4.0
(one-time charge for cancellation of the IPR 4.0; calculated as a percentage of the amount guaranteed)

10 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 2.00% 2.00% 2.00% 1.00%

Optional Rider Charges: Investment Preservation Rider (“IPR”) (applied for prior to May 1, 2016) (No Longer

Available for Purchase)

Guaranteed maximum Charge for IPR

(calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 1.50% 1.50% 1.50% 1.50% 1.50%

Current Charge for IPR Resets

(calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

1.00% 0.85% 0.70% 0.60% 0.55% 0.45% 0.55%

8

Current and guaranteed maximum Rider Risk Charge Adjustment for IPR

(one-time charge for cancellation of the IPR; calculated as a percentage of the amount guaranteed)

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 2.00% 2.00% 2.00% 2.00% 1.00%

Optional Rider Charges: Investment Preservation Rider (“IPR”) (applied for on or after May 1, 2016),

Investment Preservation Rider 2.0 (“IPR 2.0”) and Investment Preservation Rider 3.0 (“IPR 3.0”) (No Longer

Available for Purchase)

Guaranteed maximum Charge for IPR, IPR 2.0 and IPR 3.0

(calculated as an annualized percentage of the amount that is guaranteed under the IPR, IPR 2.0 and IPR 3.0, deducted on a quarterly basis)

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 1.50% 1.50% 1.50% 1.50% 1.50%

Current Charge for IPR, IPR 2.0 and IPR 3.0 Resets

(calculated as an annualized percentage of the amount that is guaranteed under the IPR, IPR 2.0 and IPR 3.0, deducted on a quarterly basis)

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

1.00% 0.85% 0.70% 0.60% 0.55% 0.50% 0.60%

Current and guaranteed maximum Rider Risk Charge Adjustment for IPR, IPR 2.0 and IPR 3.0
(one-time charge for cancellation of the IPR, IPR 2.0 and IPR 3.0; calculated as a percentage of the amount guaranteed)

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 2.00% 2.00% 2.00% 2.00% 1.00%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied For On Or After May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%

Current Annual Death Benefit Reset Rider Charge	0.25%

9

Optional Rider Charges: Annual Death Benefit Reset Rider Applied for Before May 1, 2016 (No Longer

Available for Purchase)

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 65 or younger when the policy was issued)	0.30%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)	0.35%

Optional Rider Charges: Investment Preservation Rider + Annual Death Benefit Reset Rider Package Applied for Before May 1, 2016 (No Longer Available for Purchase)

Guaranteed maximum Investment Preservation Rider /Annual Death Benefit Reset Rider Package (IPR + ADBR) Charge

(calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).

10 Year Holding Period

11 Year Holding Period

12 Year Holding Period

13 Year Holding Period

14 Year Holding Period

15 Year Holding Period

20 Year Holding Period

2.50% 2.50% 2.00% 2.00% 2.00% 2.00% 2.00%

Current Charge for IPR + ADBR Resets (for policies applied for prior to May 1, 2016)

(calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).

10 Year Holding Period

11 Year Holding Period

12 Year Holding Period

13 Year Holding Period

14 Year Holding Period

15 Year Holding Period

20 Year Holding Period

	0.95 0.80 0.65 0.55 0.50 0.40 0.50	% % % % % % %
Current Annual Death Benefit Reset Rider Charge with IPR + ADBR All Holding Periods	0.25%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

10

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2018.	0.43%	1.77%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018. The Fund or its agents provided the fees and charges that are based on 2018 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

11

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Balanced — Service Class	0.70%	0.25%	0.04%	0.01%	1.00%	(—)	1.00%
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.65%	0.93%	(—)	0.93%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.02%	0.88%	1.15%	(—)	1.15%
MainStay VP IQ Hedge Multi-Strategy — Service Class	0.75%	0.25%	0.07%	0.25%	1.32%	(0.12%)	1.20	%(a)
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.02%	0.76%	1.03%	(—)	1.03%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.02%	0.85%	1.12%	(—)	1.12%
BlackRock® Global Allocation V.I. Fund — Class III	0.63%	0.25%	0.26%	0.01%	1.15%	(0.14)%	1.01	%(c)
BlackRock® High Yield V.I. Fund — Class III	0.48%	0.25%	0.25%	0.01%	0.99%	(0.11)%	0.88	%(d)
DWS Alternative Asset Allocation VIP — Class B	0.56%	0.25%	0.27%	0.69%	1.77%	(0.62)%	1.15	%(h)
Fidelity® VIP FundsManager® 60% Portfolio — Service Class	0.25%	0.10%	0.00%	0.49%	0.84%	(0.15)%	0.69	%(k)
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%	0.22%	0.01%	1.19%	(0.01)%	1.18	%(e)

Please refer to the applicable fund prospectus for additional information.

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2018 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

(§)

Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Bond — Service Class	0.49%		0.25%	0.04%	0.78%	(—)	0.78%
MainStay VP Cushing® Renaissance Advantage — Service Class	1.10%		0.25%	0.06%	1.41%	(—)	1.41%
MainStay VP Eagle Small Cap Growth — Service Class	0.81%		0.25%	0.04%	1.10%	(—)	1.10%
MainStay VP Emerging Markets Equity — Service Class	1.00%		0.25%	0.15%	1.40%	(—)	1.40%
MainStay VP Epoch U.S. Equity Yield — Service Class	0.69%		0.25%	0.02%	0.96%	(0.03)%	0.93	%(i)
MainStay VP Fidelity Institutional AM® Utilities — Service Class	0.64%		0.25%	0.04%	0.93%	(—)	0.93%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%	0.90%	(—)	0.90%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.05%	0.87%	(—)	0.87%
MainStay VP Indexed Bond — Service Class	0.25%		0.25%	0.06%	0.56%	(—)	0.56%
MainStay VP Janus Henderson Balanced — Service Class	0.55%		0.25%	0.03%	0.83%	(—)	0.83%
MainStay VP Large Cap Growth — Service Class	0.74	%(b)	0.25%	0.02%	1.01%	(—)	1.01%
MainStay VP MacKay Common Stock — Service Class	0.54%		0.25%	0.03%	0.82%	(—)	0.82%
MainStay VP MacKay Convertible — Service Class	0.58%		0.25%	0.03%	0.86%	(—)	0.86%
MainStay VP MacKay Government — Service Class	0.50%		0.25%	0.07%	0.82%	(—)	0.82%
MainStay VP MacKay Growth — Service Class	0.69%		0.25%	0.04%	0.98%	(—)	0.98%

12

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement		Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP MacKay High Yield Corporate Bond — Service Class	0.56%	0.25%	0.02%	0.83%	(—)		0.83%
MainStay VP MacKay International Equity — Service Class	0.89%	0.25%	0.07%	1.21%	(—)		1.21%
MainStay VP MacKay Mid Cap Core — Service Class	0.85%	0.25%	0.03%	1.13%	(0.02)%		1.11	%(g)
MainStay VP MacKay S&P 500 Index — Service Class	0.16%	0.25%	0.03%	0.44%	(0.03)%		0.41	%(j)
MainStay VP MacKay Small Cap Core — Service Class	0.80%	0.25%	0.03%	1.08%	(0.03)%		1.05	%(p)
MainStay VP MacKay Unconstrained Bond — Service Class	0.56%	0.25%	0.19%	1.00%	(—)		1.00%
MainStay VP Mellon Natural Resources — Initial Class	0.79%	0.00%	0.06%	0.85%	(—)		0.85%
MainStay VP PIMCO Real Return — Service Class	0.50%	0.25%	0.93%	1.68%	(0.09)%		1.59	%(q)
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%	0.25%	0.03%	1.02%	(—)		1.02%
MainStay VP U.S. Government Money Market — Initial Class	0.40%	0.00%	0.04%	0.44%	(—)		0.44%
American Funds IS Asset Allocation Fund — Class 4	0.27%	0.25%	0.27%	0.79%	(—)		0.79%
American Funds IS Blue Chip Income and Growth Fund — Class 4	0.39%	0.25%	0.27%	0.91%	(—)		0.91%
American Funds IS Global Small Capitalization Fund — Class 4	0.70%	0.25%	0.29%	1.24%	(—)		1.24%
American Funds IS Growth Fund — Class 4	0.32%	0.25%	0.27%	0.84%	(—)		0.84%
American Funds IS New World Fund® — Class 4	0.70%	0.25%	0.31%	1.26%	(—)		1.26%
ClearBridge Variable Appreciation Portfolio — Class II	0.69%	0.25%	0.04%	0.98%	(—)		0.98%
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%	0.25%	0.03%	0.91%	(—)		0.91%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%	0.25%	0.17%	1.02%	(—)		1.02%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%	0.25%	0.25%	1.37%	(0.20)%		1.17	%(n)
Delaware VIP® Small Cap Value Series — Service Class	0.71%	0.30%	0.06%	1.07%	(—)		1.07%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%	0.25%	0.04%	1.04%	(—)		1.04%
Fidelity® VIP ContrafundSM Portfolio — Service Class 2	0.54%	0.25%	0.08%	0.87%	(—)		0.87%
Fidelity® VIP Emerging Markets Portfolio — Service Class 2	0.79%	0.25%	0.23%	1.27%	(—)		1.27%
Fidelity® VIP Equity-Income PortfolioSM — Service Class 2	0.44%	0.25%	0.09%	0.78%	(—)		0.78%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.54%	0.25%	0.11%	0.90%	(—)		0.90%
Fidelity® VIP Health Care Portfolio — Service Class 2	0.54%	0.25%	0.11%	0.90%	(—)		0.90%
Fidelity® VIP International Index Portfolio — Service Class 2	0.11%	0.25%	0.07%	0.43%	(—)		0.43%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.54%	0.25%	0.08%	0.87%	(—)		0.87%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.21%	1.18%	(—)		1.18%
Janus Henderson Enterprise Portfolio — Service Shares	0.64%	0.25%	0.08%	0.97%	(—)		0.97%
Janus Henderson Global Research Portfolio — Service Shares	0.51%	0.25%	0.09%	0.85%	(—)		0.85%
MFS® International Value Portfolio — Service Class	0.85%	0.25%	0.05%	1.15%	(—)		1.15%
MFS® Investors Trust Series — Service Class	0.75%	0.25%	0.05%	1.05%	(0.01	%)(l)	1.04%
MFS® Research Series — Service Class	0.75%	0.25%	0.07%	1.07%	(0.01	%)(m)	1.06%
Morgan Stanley VIF U.S. Real Estate Portfolio — Class II	0.70%	0.25%	0.28%	1.23%	(0.16)%		1.07	%(f)
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%	0.10%	1.19%	(0.08)%		1.11	%(o)
PIMCO VIT International Bond Port (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%	0.06%	1.06%	(—)		1.06%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%	0.09%	0.84%	(—)		0.84%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%	0.26%	1.01%	(—)		1.01%
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%	0.41%	0.96%	(—)		0.96%

13

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2018 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

(§)

Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

(a)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class Shares do not exceed 0.95% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(b)

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement expires on May 1, 2020, and may only be amended or terminated prior to that date by action of the Board.

(c)

As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2020. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(d)

As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2020. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(e)

Invesco Advisers, Inc. (Invesco) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of Invesco’s Board of Trustees.

(f)

The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.07%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(g)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 1.11% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(h)

Through April 30, 2020, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 1.15% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. The agreement may only be terminated with the consent of the fund’s Board.

(i)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(j)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.41% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

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(k)

FMR Co., Inc. has contractually agreed to waive 0.05% of each fund’s management fee. This arrangement will remain in effect through April 30, 2020. In addition, Fidelity Management & Research Company (FMR) has contractually agreed to reimburse 0.10% of class-level expenses for Service Class. This arrangement will remain in effect for at least one year from the effective date of the prospectus, and will remain in effect thereafter as long as Service Class continue to be sold to unaffiliated insurance companies.

(l)

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.

(m)

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. (“Other Expenses” include 0.02% of interest and/or investment-related expenses incurred in connection with the fund’s investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.

(n)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2020, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.17% for Class 2.

(o)

Neuberger Berman Investment Advisers LLC (“NBIA”) has undertaken through December 31, 2022 to waive fees and/or reimburse certain operating expenses, including the compensation of NBIA and excluding taxes, interest, extraordinary expenses, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and transaction costs, that exceed, in the aggregate, 1.10% of the average daily net asset value of the Mid Cap Growth Portfolio effective November 1, 2017 (1.25% prior to November 1, 2017); The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBIA within three years of the year incurred, provided such repayment would not cause a Portfolio to exceed its respective limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower.

(p)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 1.05% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(q)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.78% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

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Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the maximum charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. Your actual costs may be higher or lower. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

For Premium based M&E Charge New York Life Premier Variable Annuity II Policies applied for on or after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with IPR* & ADBR Rider	$1,333.58	$1,826.35	$3,052.38	$6,013.11	$1,333.58	$2,377.14	$3,419.94	$6,043.11	$590.85	$1,826.35	$3,052.38	$6,013.11
with IPR Rider*	$1,287.58	$1,679.16	$2,811.97	$5,558.62	$1,287.58	$2,238.63	$3,189.34	$5,588.62	$540.85	$1,679.16	$2,811.97	$5,558.62
with ADBR Rider	$1,171.91	$1,313.44	$2,217.59	$4,450.32	$1,171.91	$1,894.12	$2,618.98	$4,480.32	$415.85	$1,313.44	$2,217.59	$4,450.32
without any Riders	$1,079.11	$1,016.84	$1,730.12	$3,513.46	$1,079.11	$1,614.36	$2,150.93	$3,543.46	$315.85	$1,016.84	$1,730.12	$3,513.46

*	Assumes a 10 yr Holding Period

For Accumulation Value based M&E Charge New York Life Premier Variable Annuity II Policies applied for on or after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with IPR* & ADBR Riders	$1,329.90	$1,810.56	$3,019.27	$5,916.45	$1,329.90	$2,362.28	$3,388.16	$5,946.45	$586.85	$1,810.56	$3,019.27	$5,916.45
with IPR Rider*	$1,283.90	$1,665.27	$2,785.16	$5,487.63	$1,283.90	$2,225.55	$3,163.61	$5,517.63	$536.85	$1,665.27	$2,785.16	$5,487.63
with ADBR Rider	$1,168.20	$1,304.37	$2,206.75	$4,443.46	$1,168.20	$1,885.57	$2,608.58	$4,473.46	$411.85	$1,304.37	$2,206.75	$4,443.46
without any Riders	$1,075.40	$1,011.45	$1,731.66	$3,557.95	$1,075.40	$1,609.29	$2,152.45	$3,587.95	$311.85	$1,011.45	$1,731.66	$3,557.95

*	Assumes a 10 yr Holding Period

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For Premium based M&E Charge New York Life Premier Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with IPR* & ADBR Riders	$1,351.98	$1,885.22	$3,148.54	$6,194.90	$1,351.98	$2,432.54	$3,512.18	$6,224.90	$610.85	$1,885.22	$3,148.54	$6,194.90
with IPR Rider*	$1,305.98	$1,738.04	$2,908.13	$5,740.42	$1,305.98	$2,294.03	$3,281.58	$5,770.42	$560.85	$1,738.04	$2,908.13	$5,740.42
with ADBR Rider	$1,190.47	$1,371.71	$2,311.75	$4,623.07	$1,190.47	$1,949.08	$2,709.38	$4,653.07	$435.85	$1,371.71	$2,311.75	$4,623.07
without any Riders.	$1,097.67	$1,075.71	$1,826.28	$3,695.25	$1,097.67	$1,669.89	$2,243.26	$3,725.25	$335.85	$1,075.71	$1,826.28	$3,695.25

*	Assumes a 10 yr Holding Period

For Accumulation Value based M&E Charge New York Life Premier Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with IPR* & ADBR Riders	$1,339.56	$1,840.71	$3,067.18	$6,000.92	$1,339.56	$2,390.65	$3,434.12	$6,030.92	$597.35	$1,840.71	$3,067.18	$6,000.92
with IPR Rider*	$1,293.56	$1,695.57	$2,833.59	$5,574.38	$1,293.56	$2,254.07	$3,210.06	$5,604.38	$547.35	$1,695.57	$2,833.59	$5,574.38
with ADBR Rider	$1,177.94	$1,334.75	$2,255.43	$4,531.33	$1,177.94	$1,914.22	$2,655.33	$4,561.33	$422.35	$1,334.75	$2,255.43	$4,531.33
without any Riders	$1,085.14	$1,042.46	$1,782.42	$3,654.97	$1,085.14	$1,638.53	$2,201.18	$3,684.97	$322.35	$1,042.46	$1,782.42	$3,654.97

*	Assumes a 10 yr Holding Period

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Premier Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Variable Annuity II?

The New York Life Premier Variable Annuity II is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, an Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 92 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 68 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

3. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account any time prior to 30 days before the Annuity Commencement Date (See “RIDERS — Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)” for more information on transfer restrictions if the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0 is purchased). For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. For Account Value based M&E Charge policies, transfers to the Fixed Account from the Investment Divisions must be for at least $500. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep options as described herein.

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4. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, unless currently waived, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy. See “CHARGES AND DEDUCTIONS-Other Charges-Policy Service Charge” for information regarding waiver of the policy service charge.

In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and policy administration expenses (“M&E Charge”). You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.20% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.00% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium.

For Accumulation Value based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.30% after the surrender charge period for the initial premium.

Premium based M&E Charges will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn.

For Policies applied for on or after May 1, 2019, the percentage assessed after the first Payment Year is as follows:

Payment Year	Surrender Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

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For Policies applied for before May 1, 2019, the percentage assessed after the first Payment Year is as follows:

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. For policies issued to policyowners age 75 and under, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior withdrawals made during the Policy Year that were surrender charge free; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS-Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

For policies issued to policyowners ages 76 to 80, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (x) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (y) the Accumulation Value less the accumulated premium payments; or (z) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges.”)

If you purchase the Investment Preservation Rider, the Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0 (“IPR”, “IPR 2.0”, “IPR 3.0” and “IPR 4.0”, respectively), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Investment Preservation Rider Charge, Investment Preservation Rider 2.0 Charge, Investment Preservation Rider 3.0 Charge and Investment Preservation Rider 4.0 Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account, in proportion to its percentage of the Accumulation Value (see APPENDIX 5 for more information). The guaranteed maximum charge for the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 is 2.00% for the 10 and 11- year terms (11-year term is not available with the IPR 4.0) and 1.50% for the 12-15 and 20 - year terms of the amount that is guaranteed.

For the IPR 4.0 rider, the current charge ranges from 0.50% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.175% per quarter), depending on the Holding Period you choose.

The IPR, IPR 2.0 and IPR 3.0 riders are no longer available for purchase.

For an IPR (applied for prior to May 1, 2016), the current rider reset charge ranges from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter), depending on the rider Holding Period you chose.

For an IPR (applied for on or after May 1, 2016), IPR 2.0 and IPR 3.0, the current rider reset charge ranges from 0.50% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.25% per quarter), depending on the rider Holding Period you chose.

To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel the IPR, IPR 2.0, IPR 3.0 or IPR 4.0. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 is cancelled. We do not expect to profit from this charge. We set both charges at our sole discretion, subject to the stated maximums. However, if you reset the IPR, IPR 2.0 IPR 3.0 or IPR 4.0, the charge for the new reset amount will

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be based on the charges that are in effect at the time of the reset. This charge may be more or less than the charge being assessed to new issues of the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 Rider (“THE POLICIES - Riders -Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional). You should consider the costs of cancelling the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 before you purchase it.

If you purchase the Annual Death Benefit Reset Rider (“ADBR”) (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary, less any Reset Value Proportional Reduction. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

For policies applied for on and after May 1, 2016, the current charge is 0.25% annually (0.0625% per quarter).

For policies applied for before May 1, 2016, the charges are as follows:

Age of Oldest Owner at Policy Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

For policies applied for before May 1, 2016, there was a discount if you purchased the Investment Preservation Rider /Annual Death Benefit Reset Rider combination package (“IPR + ADBR”), we will deduct a reduced IPR and ADBR rider charge each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the combination of the IPR + ADBR rider ranges from 2.00% to 2.50%, depending on the IPR Rider Holding Period you chose. For an IPR + ADBR package, the current charge ranges from 0.40% to 0.95% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. What are the minimum initial and maximum additional premium payments?

For most policies, the minimum initial premium payment is $5,000. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is less than $1,000,000 without prior approval. However, for Qualified Policies that amount could be lower because you may not make premium payments in excess of the amount permitted by law for the plan.

While IPR 2.0, IPR 3.0 and IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

6. How are premium payments allocated?

If the application is in Good Order, we will issue the policy and allocate the initial premium payment to the Allocation Options you have selected within two (2) Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be allocated to your Policy at the close of the Business Day on which they are received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and the number of Allocation Options inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

21

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and, if you are under age 59 1/2, a 10% penalty tax may apply. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals— (b) Partial Withdrawals and (c) Periodic Partial Withdrawals.”)

9. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) We may offer other options, at our discretion, where permitted by state law.

10. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greatest of:

(a)	the Accumulation Value as of the day we receive a claim form in Good Order, or

(b)	the Return of Premium Death Benefit, or

(c)	the Step-up Death Benefit.

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 11. (Also see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”)

11. What happens if my spouse is the Beneficiary?

If you are the Owner and you die before the Annuity Commencement Date, and you have designated your spouse (as defined under Federal law) as the sole primary Beneficiary of the policy, he or she may elect in writing to continue the policy upon your death as the new Owner and, if applicable, a new Annuitant (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If you are also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death.

12. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”) calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

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14. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

15. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All NYLIAC requirements must be met for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

16. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service

23

assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers (only a registered representative can make transfers by telephone), you must send a completed Variable Product Electronic and Telephone Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

17. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

While IPR 2.0, IPR 3.0 or IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

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FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2018 and 2017, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2018, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on May 1, 2015. Therefore, values and units shown for 2015 are for the period from May 1, 2015 to December 31, 2015. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Balanced – Service Class
2018	11.35	10.37	1,029
2017	10.41	11.35	859
2016	9.53	10.41	347
2015	10.00	9.53	78

MainStay VP Bond – Service Class
2018	10.13	9.87	790
2017	9.95	10.13	338
2016	9.82	9.95	123
2015	10.00	9.82	29

MainStay VP Conservative Allocation – Service Class
2018	11.20	10.35	2,092
2017	10.15	11.20	1,387
2016	9.50	10.15	525
2015	10.00	9.50	106

MainStay VP Cushing Renaissance Advantage – Service Class
2018	11.94	8.58	123
2017	10.53	11.94	107
2016	7.44	10.53	36
2015	10.00	7.44	9

MainStay VP Eagle Small Cap Growth – Service Class
2018	13.41	12.08	231
2017	10.90	13.41	136
2016	9.58	10.90	47
2015	10.00	9.58	7

MainStay VP Emerging Markets Equity – Service Class
2018	13.79	10.65	132
2017	9.07	13.79	143
2016	7.74	9.07	62
2015	10.00	7.74	32

MainStay VP Epoch U.S. Equity Yield – Service Class
2018	12.17	11.41	675
2017	10.11	12.17	513
2016	9.29	10.11	203
2015	10.00	9.29	39

MainStay VP Epoch U.S. Small Cap – Service Class
2018	12.68	10.51	267
2017	10.96	12.68	178
2016	9.38	10.96	57
2015	10.00	9.38	21

MainStay VP Fidelity Institutional AM® Utilities – Service Class
2018	11.08	11.06	2,650
2017	9.52	11.08	1,979

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	8.22	9.52	820
2015	10.00	8.22	216

MainStay VP Floating Rate – Service Class
2018	10.63	10.48	1,909
2017	10.34	10.63	987
2016	9.65	10.34	390
2015	10.00	9.65	128

MainStay VP Growth Allocation – Service Class
2018	12.55	10.86	1,944
2017	10.05	12.55	1,454
2016	9.18	10.05	724
2015	10.00	9.18	226

MainStay VP Income Builder – Service Class
2018	11.40	10.68	1,755
2017	10.11	11.40	1,256
2016	9.27	10.11	487
2015	10.00	9.27	117

MainStay VP Indexed Bond – Service Class
2018	10.05	9.84	310
2017(b)	10.00	10.05	10

MainStay VP IQ Hedge Multi-Strategy – Service Class
2018(e)	9.80	9.06	1,438
2017	9.47	9.80	1,099
2016	8.92	9.47	404
2015	10.00	8.92	83

MainStay VP Janus Henderson Balanced – Service Class
2018	12.03	11.96	2,411
2017	10.18	12.03	1,313
2016	9.72	10.18	526
2015	10.00	9.72	160

MainStay VP Large Cap Growth – Service Class
2018	13.11	13.44	1,472
2017	9.92	13.11	775
2016	10.14	9.92	307
2015	10.00	10.14	71

MainStay VP MacKay Common Stock – Service Class
2018	12.94	12.01	706
2017	10.62	12.94	511
2016	9.69	10.62	191
2015	10.00	9.69	33

MainStay VP MacKay Convertible – Service Class
2018	11.96	11.57	2,503
2017	10.60	11.96	1,429
2016	9.35	10.60	432
2015	10.00	9.35	139

MainStay VP MacKay Government – Service Class
2018	9.87	9.72	377
2017	9.81	9.87	119
2016	9.86	9.81	34
2015	10.00	9.86	10

MainStay VP MacKay Growth – Service Class
2018	13.14	12.42	57
2017	9.95	13.14	61
2016	9.74	9.95	18

27

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.74	3

MainStay VP MacKay High Yield Corporate Bond – Service Class
2018	11.40	11.07	7,166
2017	10.77	11.40	4,817
2016	9.36	10.77	1,538
2015	10.00	9.36	383

MainStay VP MacKay International Equity – Service Class
2018	12.45	10.88	462
2017	9.37	12.45	280
2016	9.74	9.37	92
2015	10.00	9.74	36

MainStay VP MacKay Mid Cap Core – Service Class
2018	12.52	10.91	997
2017	10.41	12.52	528
2016	9.24	10.41	167
2015	10.00	9.24	56

MainStay VP MacKay S&P 500 Index – Service Class
2018	12.90	12.15	3,077
2017	10.73	12.90	1,883
2016	9.72	10.73	662
2015	10.00	9.72	177

MainStay VP MacKay Small Cap Core – Service Class
2018	13.25	11.09	262
2017	11.80	13.25	123
2016(a)	10.00	11.80	49

MainStay VP MacKay Unconstrained Bond – Service Class
2018	10.59	10.32	3,628
2017	10.15	10.59	2,933
2016	9.47	10.15	1,172
2015	10.00	9.47	265

MainStay VP Mellon Natural Resources – Initial Class
2018	10.33	7.40	388
2017	9.56	10.33	308
2016	6.02	9.56	113
2015	10.00	6.02	49

MainStay VP Moderate Allocation – Service Class
2018	11.63	10.55	3,478
2017	10.08	11.63	2,258
2016	9.42	10.08	1,033
2015	10.00	9.42	212

MainStay VP Moderate Growth Allocation – Service Class
2018	12.12	10.72	3,539
2017	10.10	12.12	2,714
2016	9.29	10.10	1,266
2015	10.00	9.29	345

MainStay VP PIMCO Real Return – Service Class
2018	10.18	9.79	868
2017	9.93	10.18	474
2016	9.47	9.93	118
2015	10.00	9.47	25

MainStay VP T. Rowe Price Equity Income – Service Class
2018	12.58	11.24	439
2017	10.83	12.58	461
2016	9.10	10.83	189

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.10	57

MainStay VP U.S. Government Money Market – Initial Class
2018	9.82	9.85	474
2017	9.85	9.82	335
2016	9.91	9.85	188
2015	10.00	9.91	116

American Funds IS Asset Allocation Fund – Class 4
2018(d)	10.00	9.51	314

American Funds IS Blue Chip Income and Growth Fund – Class 4
2018	10.60	9.54	592
2017(c)	10.00	10.60	34

American Funds IS Global Small Capitalization Fund – Class 4
2018	12.56	11.16	228
2017	9.74	12.56	134
2016	9.21	9.74	42
2015	10.00	9.21	17

American Funds IS Growth Fund – Class 4
2018	10.22	10.04	322
2017(c)	10.00	10.22	9

American Funds IS New World Fund® – Class 4
2018	12.90	11.02	732
2017	9.75	12.90	401
2016	9.05	9.75	155
2015	10.00	9.05	39

BlackRock® Global Allocation V.I. Fund – Class III
2018	11.31	10.38	1,346
2017	9.85	11.31	943
2016	9.35	9.85	359
2015	10.00	9.35	97

BlackRock® High Yield V.I. Fund – Class III
2018	11.14	10.73	914
2017	10.38	11.14	653
2016	9.22	10.38	286
2015	10.00	9.22	94

ClearBridge Variable Appreciation Portfolio – Class II
2018	11.09	10.74	114
2017(b)	10.00	11.09	4

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2018	9.81	8.28	38
2017	9.21	9.81	34
2016	7.55	9.21	18
2015	10.00	7.55	4

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2018	11.39	10.42	562
2017	10.32	11.39	258
2016	9.42	10.32	89
2015	10.00	9.42	5

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2018	13.76	11.15	237
2017	12.11	13.76	168
2016	9.14	12.11	72
2015	10.00	9.14	23

Delaware VIP® Small Cap Value Series – Service Class
2018	10.40	8.53	41

29

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017(c)	10.00	10.40	4

Dreyfus IP Technology Growth Portfolio – Service Shares
2018	14.72	14.39	810
2017	10.38	14.72	391
2016	10.00	10.38	116
2015	10.00	10.00	38

DWS Alternative Asset Allocation VIP – Class B
2018	10.63	9.52	1,052
2017	10.05	10.63	413
2016(a)	10.00	10.05	87

Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2018	12.64	11.70	3,576
2017	10.37	12.64	2,422
2016	9.58	10.37	1,003
2015	10.00	9.58	253

Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2018(d)	10.00	8.25	67

Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2018	12.36	11.20	779
2017	10.97	12.36	367
2016	9.23	10.97	127
2015	10.00	9.23	20

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2018	13.43	15.04	553
2017	9.90	13.43	232
2016	9.94	9.90	103
2015	10.00	9.94	39

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2018	12.85	10.86	805
2017	10.56	12.85	547
2016	9.31	10.56	193
2015	10.00	9.31	64

Invesco V.I. American Value Fund – Series II Shares
2018	11.68	10.19	190
2017	10.32	11.68	114
2016	8.66	10.32	49
2015	10.00	8.66	29

Invesco V.I. International Growth Fund – Series II Shares
2018	11.45	9.65	868
2017	9.12	11.45	612
2016	8.95	9.12	261
2015	10.00	8.95	64

Janus Henderson Enterprise Portfolio – Service Shares
2018	10.20	10.01	128
2017(c)	10.00	10.20	5

Janus Henderson Global Research Portfolio – Service Shares
2018	12.38	11.52	182
2017	9.35	12.38	110
2016	9.00	9.35	45
2015	10.00	9.00	16

MFS® International Value Portfolio – Service Class
2018	11.36	10.13	316
2017(b)	10.00	11.36	39

30

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MFS® Investors Trust Series – Service Class
2018	12.86	12.00	1,017
2017	10.48	12.86	550
2016	9.67	10.48	166
2015	10.00	9.67	35

MFS® Research Series – Service Class
2018	12.80	12.09	305
2017	10.49	12.80	66
2016	9.66	10.49	28
2015	10.00	9.66	4

Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2018	10.40	9.43	238
2017	10.38	10.40	207
2016	10.14	10.38	89
2015	10.00	10.14	24

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2018	12.67	11.80	695
2017	9.93	12.67	496
2016	9.35	9.93	228
2015	10.00	9.35	66

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2018	10.43	10.50	1,795
2017	10.29	10.43	1,382
2016	9.81	10.29	643
2015	10.00	9.81	159

PIMCO VIT Low Duration Portfolio – Advisor Class
2018	9.99	9.89	636
2017	9.98	9.99	476
2016(a)	10.00	9.98	112

PIMCO VIT Total Return Portfolio – Advisor Class
2018	10.30	10.12	2,232
2017	9.95	10.30	1,469
2016	9.82	9.95	653
2015	10.00	9.82	152

Victory VIF Diversified Stock Fund – Class A Shares
2018	12.86	11.00	55
2017	10.22	12.86	60
2016	9.61	10.22	28
2015	10.00	9.61	6

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.
(b)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(c)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(d)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.
(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

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For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Balanced – Service Class
2018	11.61	10.73	2,303
2017	10.58	11.61	1,792
2016	9.62	10.58	697
2015	10.00	9.62	171

MainStay VP Bond – Service Class
2018	10.60	10.47	2,957
2017	10.23	10.60	1,282
2016	9.91	10.23	687
2015	10.00	9.91	189

MainStay VP Conservative Allocation – Service Class
2018	11.24	10.49	2,749
2017	10.17	11.24	2,056
2016	9.58	10.17	1,204
2015	10.00	9.58	592

MainStay VP Cushing Renaissance Advantage – Service Class
2018	10.39	7.49	578
2017	9.65	10.39	473
2016	7.51	9.65	282
2015	10.00	7.51	46

MainStay VP Eagle Small Cap Growth – Service Class
2018	12.99	11.81	1,136
2017	10.60	12.99	675
2016	9.66	10.60	231
2015	10.00	9.66	70

MainStay VP Emerging Markets Equity – Service Class
2018	11.81	9.36	645
2017	8.27	11.81	678
2016	7.80	8.27	217
2015	10.00	7.80	55

MainStay VP Epoch U.S. Equity Yield – Service Class
2018	11.60	10.97	1,807
2017	9.80	11.60	1,397
2016	9.37	9.80	794
2015	10.00	9.37	287

MainStay VP Epoch U.S. Small Cap – Service Class
2018	12.67	10.61	1,286
2017	10.97	12.67	966
2016	9.47	10.97	410
2015	10.00	9.47	126

MainStay VP Fidelity Institutional AM® Utilities – Service Class
2018	10.54	10.60	5,822
2017	9.21	10.54	4,982
2016	8.29	9.21	2,491
2015	10.00	8.29	758

MainStay VP Floating Rate – Service Class
2018	10.92	10.88	4,281
2017	10.53	10.92	2,376
2016	9.73	10.53	998
2015	10.00	9.73	296

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP Growth Allocation – Service Class
2018	12.15	10.58	12,401
2017	9.93	12.15	9,756
2016	9.26	9.93	5,103
2015	10.00	9.26	1,525

MainStay VP Income Builder – Service Class
2018	11.44	10.82	3,370
2017	10.19	11.44	2,646
2016	9.35	10.19	1,079
2015	10.00	9.35	296

MainStay VP Indexed Bond – Service Class
2018	10.13	10.04	928
2017(b)	10.00	10.13	63

MainStay VP IQ Hedge Multi-Strategy – Service Class
2018(e)	8.94	8.30	6,259
2017	8.99	8.94	4,871
2016	9.00	8.99	2,192
2015	10.00	9.00	540

MainStay VP Janus Henderson Balanced – Service Class
2018	12.08	12.10	5,973
2017	10.23	12.08	3,707
2016	9.80	10.23	1,532
2015	10.00	9.80	339

MainStay VP Large Cap Growth – Service Class
2018	13.17	13.60	5,168
2017	9.97	13.17	3,308
2016	10.23	9.97	1,551
2015	10.00	10.23	433

MainStay VP MacKay Common Stock – Service Class
2018	13.04	12.25	2,713
2017	10.64	13.04	2,173
2016	9.78	10.64	884
2015	10.00	9.78	151

MainStay VP MacKay Convertible – Service Class
2018	11.78	11.48	5,297
2017	10.55	11.78	2,923
2016	9.43	10.55	964
2015	10.00	9.43	346

MainStay VP MacKay Government – Service Class
2018	10.21	10.18	1,318
2017	10.02	10.21	499
2016	9.94	10.02	313
2015	10.00	9.94	94

MainStay VP MacKay Growth – Service Class
2018	12.80	12.22	238
2017	9.84	12.80	330
2016	9.82	9.84	137
2015	10.00	9.82	46

MainStay VP MacKay High Yield Corporate Bond – Service Class
2018	11.67	11.47	17,572
2017	10.95	11.67	12,843
2016	9.44	10.95	5,726
2015	10.00	9.44	1,498

33

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP MacKay International Equity – Service Class
2018	12.33	10.88	2,094
2017	9.32	12.33	1,219
2016	9.83	9.32	405
2015	10.00	9.83	106

MainStay VP MacKay Mid Cap Core – Service Class
2018	12.29	10.79	3,546
2017	10.34	12.29	1,997
2016	9.32	10.34	904
2015	10.00	9.32	283

MainStay VP MacKay S&P 500 Index – Service Class
2018	13.23	12.60	11,096
2017	10.92	13.23	6,809
2016	9.80	10.92	2,604
2015	10.00	9.80	465

MainStay VP MacKay Small Cap Core – Service Class
2018	13.52	11.45	895
2017	11.89	13.52	659
2016(a)	10.00	11.89	360

MainStay VP MacKay Unconstrained Bond – Service Class
2018	10.71	10.55	12,380
2017	10.24	10.71	10,063
2016	9.55	10.24	4,857
2015	10.00	9.55	1,373

MainStay VP Mellon Natural Resources – Initial Class
2018	8.65	6.17	1,679
2017	8.71	8.65	1,306
2016	6.07	8.71	640
2015	10.00	6.07	185

MainStay VP Moderate Allocation – Service Class
2018	11.57	10.57	6,580
2017	10.09	11.57	4,683
2016	9.51	10.09	2,149
2015	10.00	9.51	648

MainStay VP Moderate Growth Allocation – Service Class
2018	11.09	10.60	10,982
2017	10.06	11.90	8,305
2016	9.37	10.06	4,222
2015	10.00	9.37	1,209

MainStay VP PIMCO Real Return – Service Class
2018	10.35	10.06	2,489
2017	10.03	10.35	1,166
2016	9.55	10.03	485
2015	10.00	9.55	105

MainStay VP T. Rowe Price Equity Income – Service Class
2018	12.61	11.40	1,344
2017	10.88	12.61	1,466
2016	9.18	10.88	686
2015	10.00	9.18	160

MainStay VP U.S. Government Money Market – Initial Class
2018	10.05	10.19	1,788
2017	10.00	10.05	936
2016	10.00	10.00	1,121
2015	10.00	10.00	337

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
American Funds IS Asset Allocation Fund – Class 4
2018(d)	10.00	9.58	655

American Funds IS Blue Chip Income and Growth Fund – Class 4
2018	10.61	9.67	2,122
2017(c)	10.00	10.61	53

American Funds IS Global Small Capitalization Fund – Class 4
2018	11.88	10.60	759
2017	9.46	11.88	433
2016	9.29	9.46	161
2015	10.00	9.29	54

American Funds IS Growth Fund – Class 4
2018	10.23	10.18	1,012
2017(c)	10.00	10.23	56

American Funds IS New World Fund® – Class 4
2018	12.38	10.61	4,097
2017	9.59	12.38	2,192
2016	9.13	9.59	1,121
2015	10.00	9.13	331

BlackRock® Global Allocation V.I. Fund – Class III
2018	11.14	10.29	3,658
2017	9.79	11.14	2,641
2016	9.43	9.79	1,094
2015	10.00	9.43	298

BlackRock® High Yield V.I. Fund – Class III
2018	11.24	10.92	2,458
2017	10.50	11.24	1,637
2016	9.30	10.50	744
2015	10.00	9.30	223

ClearBridge Variable Appreciation Portfolio – Class II
2018	11.18	10.95	529
2017(b)	10.00	11.18	26

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2018	8.70	7.47	265
2017	8.55	8.70	217
2016	7.61	8.55	100
2015	10.00	7.61	9

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2018	11.79	10.92	2,291
2017	10.55	11.79	993
2016	9.50	10.55	287
2015	10.00	9.50	18

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2018	13.95	11.41	1,035
2017	12.24	13.95	762
2016	9.22	12.24	422
2015	10.00	9.22	97

Delaware VIP® Small Cap Value Series – Service Class
2018	10.41	8.65	202
2017(c)	10.00	10.41	13

Dreyfus IP Technology Growth Portfolio – Service Shares
2018	14.98	14.79	2,746
2017	10.52	14.98	1,638
2016	10.08	10.52	558
2015	10.00	10.08	152

35

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
DWS Alternative Asset Allocation VIP – Class B
2018	10.84	9.83	4,244
2017	10.13	10.84	1,655
2016(a)	10.00	10.13	431

Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2018	12.66	11.82	12,914
2017	10.42	12.66	9,887
2016	9.67	10.42	5,144
2015	10.00	9.67	1,483

Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2018(d)	10.00	8.32	325

Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2018	12.34	11.29	2,041
2017	10.95	12.34	1,026
2016	9.31	10.95	460
2015	10.00	9.31	66

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2018	13.47	15.11	2,191
2017	10.04	13.47	1,160
2016	10.03	10.04	461
2015	10.00	10.03	180

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2018	12.67	10.80	2,591
2017	10.51	12.67	1,779
2016	9.39	10.51	785
2015	10.00	9.39	251

Invesco V.I. American Value Fund – Series II Shares
2018	11.04	9.62	694
2017	10.07	11.04	496
2016	8.74	10.07	295
2015	10.00	8.74	104

Invesco V.I. International Growth Fund – Series II Shares
2018	11.00	9.33	4,098
2017	8.96	11.00	2,926
2016	9.03	8.96	1,497
2015	10.00	9.03	386

Janus Henderson Enterprise Portfolio – Service Shares
2018	10.22	10.15	778
2017(c)	10.00	10.22	68

Janus Henderson Global Research Portfolio – Service Shares
2018	11.70	10.88	820
2017	9.24	11.70	574
2016	9.07	9.24	275
2015	10.00	9.07	80

MFS® International Value Portfolio – Service Class
2018	11.45	10.34	1,372
2017(b)	10.00	11.45	125

MFS® Investors Trust Series – Service Class
2018	13.00	12.26	4,021
2017	10.57	13.00	2,349
2016	9.76	10.57	1,008
2015	10.00	9.76	219

MFS® Research Series – Service Class
2018	13.01	12.41	1,319

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	10.57	13.01	380
2016	9.75	10.57	133
2015	10.00	9.75	25

Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2018	11.21	10.32	1,397
2017	10.90	11.21	1,312
2016	10.23	10.90	719
2015	10.00	10.23	186

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2018	12.24	11.44	3,449
2017	9.83	12.24	2,666
2016	9.43	9.83	1,351
2015	10.00	9.43	401

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2018	10.81	11.03	6,115
2017	10.53	10.81	4,836
2016	9.90	10.53	2,602
2015	10.00	9.90	878

PIMCO VIT Low Duration Portfolio – Advisor Class
2018	10.19	10.21	2,134
2017	10.06	10.19	1,517
2016(a)	10.00	10.06	448

PIMCO VIT Total Return Portfolio – Advisor Class
2018	10.65	10.58	7,742
2017	10.16	10.65	5,084
2016	9.90	10.16	2,487
2015	10.00	9.90	744

Victory VIF Diversified Stock Fund – Class A Shares
2018	12.74	11.05	53
2017	10.07	12.74	54
2016	9.70	10.07	23
2015	10.00	9.70	11

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.
(b)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(c)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(d)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.
(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

37

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $158.4 billion at the end of 2018. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account III currently consists of 92 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 68 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative,

38

marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are made available by us in connection with the policy at no extra charge. The Asset Allocation Models are designed and intended to be used within the context of your relationship with your registered representative. Currently, you can work with your registered representative to select one of five (5) Asset Allocation Models at a time, with each model specifying percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value in accordance with an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus, calling us or going to www.newyorklife.com. Your request is subject to model availability.

Each Asset Allocation Model is designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. Working with your registered representative, you can use the Asset Allocation Models to help you diversify your Accumulation Value among asset classes to seek to attain an investment goal and reduce volatility over the long term.

The Asset Allocation Models are static but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES—Automatic Asset Rebalancing” for more information.) If you have purchased the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will notify you if we offer new Asset Allocation Models, if there is a material change in our arrangement with our Asset Allocation Model designer, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any Asset Allocation Model you have selected is still suitable for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a currently offered Asset Allocation Model, subject to investment restrictions for maintaining the Investment Preservation Rider, Investment

39

Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0, if applicable, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The Asset Allocation Models were designed on our behalf, and provided to us by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. QS Investors provided research and business support services relating to the Asset Allocation Models and selected the Investment Divisions to populate each Asset Allocation Model from information that we provided about the available Investment Divisions. The Asset Allocation Models are general in nature and not tailored or personalized for you. We are QS Investors’ sole client with respect to the Asset Allocation Models. Furthermore, QS Investors designed the Asset Allocation Models in early 2018 for availability as of May 1, 2018, and is not responsible for updating the models in response to market and economic conditions or other factors. QS Investors has authorized us to make the Asset Allocation Models available for use in connection with the policy. The Asset Allocation Models are designed and intended for use within the context of relationships between registered representatives and their clients. New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust, provided asset allocation models prior to May 1, 2018 (the “Former Asset Allocation Models”).

The currently offered Asset Allocation Models are available to all policyholders. Any Former Asset Allocation Models are available only to those policyholders who allocated to those Asset Allocation Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of a Former Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

You may change your allocation to a particular Asset Allocation Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model, subject to investment restrictions for maintaining the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, if applicable. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions than those specified by the Asset Allocation Model, you will need to transfer out of that Asset Allocation Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Rebalancing”.) You may also have amounts held in the DCA Advantage Account or under the Interest Sweep option allocated to an Asset Allocation Model.

If you wish to allocate your policy’s Accumulation Value in accordance with an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate the Asset Allocation Models and their attendant risks, and select an Asset Allocation Model that is suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representatives, we have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire and Fund prospectuses) that can help you and your registered representative select an Asset Allocation Model. Consequently, you along with your registered representative are responsible for your decision to allocate your Accumulation Value in accordance with the Asset Allocation Models, and for your selection of the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value or change your premium allocation instructions. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 15, by telephone, or through www.newyorklife.com. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your

40

Accumulation Value will increase or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. AAR will keep your Accumulation Value at these initial percentages and in line with your current investment objective. (See “THE POLICIES – Automatic Asset Rebalancing”.) Note that unless you instruct us otherwise in the application or in a subsequent notice, AAR will automatically be applied to your policy.

Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

QS Investors received a fee from NYLIAC to design the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors is subject to competing interests that may have influenced its design of the Asset Allocation Models. For example, because affiliates of QS Investors advise Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may benefit from including the ClearBridge Variable Appreciation Investment Division in one or more of the Asset Allocation Models. Payments from NYLIAC to QS Investors to design the Asset Allocation Models may also influence QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in these Asset Allocation Models. QS Investors may not have included certain Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. QS Investors considered many factors in selecting Investment Divisions for the Asset Allocation Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investments is also subject to competing interests that impact the composition of the Asset Allocation Models as well as its design of the Former Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the Asset Allocation Models and Former Asset Allocation Models. MainStay VP Investment Divisions represent such a significant percentage of the Asset Allocation Models and the Former Asset Allocation Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the Former Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a Former Asset Allocation Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models and the Former Asset Allocation Models.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: IndexIQ Advisors LLC	MainStay VP IQ Hedge Multi-Strategy

	Subadvisers: MacKay Shields LLC (“MacKay”) and NYL Investors	MainStay VP Balanced

Subadviser: MacKay

MainStay VP MacKay Common Stock

MainStay VP MacKay Convertible

MainStay VP MacKay Government

MainStay VP MacKay Growth

MainStay VP MacKay High Yield Corporate Bond

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay S&P 500 Index

MainStay VP MacKay Small Cap Core

MainStay VP MacKay Unconstrained Bond

	Subadviser: Cushing Asset Management LP	MainStay VP Cushing® Renaissance Advantage

	Subadvisers: Candriam Belgium and MacKay	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Mellon Investments Corporation	MainStay VP Mellon Natural Resources

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management CompanySM (“CRMC”)

American Funds IS Asset Allocation Fund

American Funds IS Blue Chip Income and Growth Fund

American Funds IS Global Small Capitalization Fund

American Funds IS Growth Fund

American Funds IS New World Fund®

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
BlackRock® Variable Series Funds, Inc. BlackRock® Variable Series Funds II, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Columbia Funds Variable Series Trust II	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund

Columbia Funds Variable Insurance Trust		Columbia Variable Portfolio — Small Cap Value Fund

Delaware VIP® Trust	Delaware Management Company	Delaware VIP® Small Cap Value Series

Deutsche DWS Variable Series II	DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	DWS Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers

Fidelity® VIP ContrafundSM Portfolio Fidelity® VIP Emerging Markets Portfolio Fidelity® VIP Equity-Income PortfolioSM Fidelity® VIP FundsManager® 60% Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Henderson Enterprise Portfolio Janus Henderson Global Research Portfolio

MFS® Variable Insurance Trust MFS® Variable Insurance Trust II	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series MFS® International Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to an Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

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Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

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Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date you signed the form, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “APPENDIX 5 - STATE VARIATIONS” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

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Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider, if available (See Riders – “Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.

(1)

TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans);

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax- qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	The option to purchase a future income stream through a Future Income Rider, (not available for applications signed on or after May 1, 2017).

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See APPENDIX 4 for more information about when the policy can be issued under certain types of qualified plans.

Policy Application and Premium Payments

To purchase a policy, you must complete an application (acceptance of applications is subject to NYLIAC’s rules and we reserve the right to reject any application). The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

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Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $5,000 ($10,000 for policies issued in connection with a Pension/Keogh plan). You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. For policies issued to persons age 75 or younger, additional premium payments can be made until 12 months after you reach age 75. For policies issued to persons age 76 to 80, additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is less than $1,000,000 without prior approval. The maximum aggregate amount of premiums is $3,000,000 across all New York Life Premier and New York Life Premier II Variable Annuity policies for policies issued to persons age 76 to 80 under the same Social Security or Tax ID number. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law.

While IPR 2.0, IPR 3.0 or IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

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Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocations(s) and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this prospectus, and we agree.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in Good Order, less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy. See APPENDIX 5 — STATE VARIATIONS for more information about free look provisions in particular states.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 80 (oldest Owner, if the policy is jointly owned). The Owner, or if the policy is owned by an entity, the Annuitant must not be older than age 80 (oldest Annuitant, if the policy has joint Annuitants).

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80 (between 0-80 for Inherited IRAs).

For policies issued to persons age 75 or younger, we will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan. For policies issued to persons age 76 to 80, additional premium payments (up to a total of $1 million, including the initial premium payment) can be made until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan. This amount is aggregate across all New York Life Premier and Premier II Variable Annuity policies that are issued to persons age 76 to 80 under the same Social Security or Tax ID number.

To qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the NYLIAC Variable Products Service Center (“VPSC”) prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 81. In addition, all funds must be received by VPSC no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 81, whichever occurs first. Any funds received after such time will be returned.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an Asset Allocation Model or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies, or if you elect the IPR, IPR 2.0, IPR 3.0 or IPR 4.0. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

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Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com.”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—The policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the traditional Dollar Cost Averaging, DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of the policy without exception.

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Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1)

The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2)

The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of the policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying the policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

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Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES-Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	view and download policy statements;

•	modify an existing Automatic Asset Rebalancing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

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Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Rebalancing (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Variable Product Electronic and Telephone Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept

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faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you purchase the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Electronic Delivery

We are required to send you, free of charge, annual updates to this prospectus, as well as annual and semi-annual financial reports from the Eligible Portfolios. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register. We will apply this e-delivery credit only one time while the policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.

Dollar Cost Averaging (DCA) Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP MacKay Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33

Total	$400	$38.00	43.83

The average unit price is calculated as follows:
Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging, you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

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(a) Traditional Dollar Cost Averaging (not available with IPR, IPR 2.0, IPR 3.0 or IPR 4.0)

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.

(b) Dollar Cost Averaging Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 15 of this Prospectus.

You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

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You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2019 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2019, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2019 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Rebalancing (AAR)

This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, or if the value of your policy is under $2,500, your policy will be subject to AAR.

AAR works as follows:

You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.

You can choose to have AAR transfers made on your quarterly, semi-annual or annual policy anniversary.

If at any time you elected not to use the AAR feature and then change your mind, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 15 of this Prospectus or by any other method we make available. VPSC must receive the completed AAR request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in Question 16 of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone or internet as described in Question 16 of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an Asset Allocation

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Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model, the DCA Advantage Account and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit amounts that you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies.

The Future Income Rider was included with most policies issued prior to May 1, 2017 at no additional charge; however, the Future Income Rider is not available for applications signed on or after May 1, 2017.

For an additional cost we also offer the IPR, IPR 2.0, IPR 3.0, IPR 4.0 and the Annual Death Benefit Reset Rider. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that

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benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The IPR, IPR 2.0, IPR 3.0, IPR 4.0 may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined Holding Period (10-15 or 20 years, as applicable). These riders can allow you to allocate funds to the Investment Divisions with greater confidence by understanding that if your allocations perform poorly over the rider’s Holding Period, you will not receive less than the rider’s guaranteed amount when the Holding Period ends.

The Annual Death Benefit Reset (“ADBR”) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (for Policies applied for on or after May 1, 2019, up to age 85 and, for Policies applied for before May 1, 2019, up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a) Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c) Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d) Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 15 of this Prospectus.

(b) The Future Income Rider

The Future Income Rider (“FIR”) is not available for applications signed on or after May 1, 2017. The FIR was included with most policies issued prior to May 1, 2017 at no additional charge (other than certain qualified plans; see APPENDIX 4 for more information). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity income payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims-paying ability of the NYLIAC general account.

Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the first Policy Anniversary following a Premium Payment to make a Future Income Purchase using amounts from that Premium Payment. However, before the first Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds

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the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days notice. Future Income Purchases are not required.

The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided in Question 15 of this Prospectus. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days notice.

When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro-rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount, unless you have elected the IPR. Because of the Investment Division restrictions with the IPR, deductions from the Investment Divisions for Future Income Purchase will be made on a pro-rata basis while the IPR is in effect. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For the purposes of calculating the guaranteed amount under the IPR or the amount of a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy and will proportionally reduce the guaranteed amounts under these riders.

You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.

The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.

You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in Question 15 of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions and will not earn any interest.

Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.

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If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.

Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.

You can make a one-time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 70 1/2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches age 70 1/2. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. Appendix 4 has information about restrictions on Income Start Dates under qualified plans.

To change the Future Income Start Date, you must send VPSC a request in writing, to one of the addresses listed in Question 15 of this Prospectus.

If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under Age 59 1/2.

Death Benefits under the FIR.

Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement” and death benefits under the optional Annual Death Benefit Reset Rider, which are described in “THE POLICIES – Riders—Annual Death Benefit Reset Rider (optional)”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:

•

If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.

•

If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.

•

If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.

•

If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living,

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or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).

Death of an Annuitant under the FIR

•

If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro-rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.

•

For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non-Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.

Spousal Continuation and the FIR

If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro-rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.

•

If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint-life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.

•

If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.

If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:

•	We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.

(c) Investment Preservation Rider (optional)

The Investment Preservation Rider (“IPR”) is no longer available for purchase and was available only at the time of application. The IPR allows you to choose among seven (7) different Holding Periods. If you elect the IPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR on the applicable policy anniversary of the Rider Effective Date (or most

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recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR relating to the 20—year rider Holding Period may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 5 - STATE VARIATIONS” for more information.

IPR will end on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. The applicable policy anniversary depends on the Holding Period you choose. While the IPR is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR is as follows:

(i)

For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments that we receive in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)	For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments that we receive in the first Policy Year, less all Guaranteed Amount Proportional Reductions.

(iii)	For all Holding Periods, premium payments made after the first Policy Year will not be included in the Guaranteed Amount at issue. The IPR will take effect on the Policy Date.

(iv)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR. You may request to reset the Guaranteed Amount at any time while the IPR is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10, 11, 12, 13, 14, -15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment.”) In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original Holding Period starts, that means, for example, if you purchase IPR with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding

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Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR Charge or the Rider Risk Charge Adjustment, if applicable.

If you purchase IPR, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR is in effect. Upon any termination of the IPR, the Fixed Account will be an available investment option. If you purchase the IPR, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR seek to moderate overall volatility or hedge against down-market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR and refund any IPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 5 – State Variations”. The cancellation of the IPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR prior to purchasing it.

The IPR is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

The IPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Upon your death, the IPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR and the policy. If your spouse chooses to continue the IPR and the policy, no death benefit proceeds will be paid upon your death.

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Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR. While the IPR is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawal (including required minimum distributions from IRAs) while the IPR is in effect, you may not be able to receive the full value of the IPR. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR in your tax situation.
We have set forth below an example of how the benefit from the IPR may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1) IPR with a 10, 11, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2) An initial premium payment of $100,000 is made;

(3) No additional premium payments are made;

(4) A withdrawal of $20,000 is made in the eighth policy year;

(5) The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6) As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR Rider.

IPR Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the Guaranteed Amount for that Rider term, if that Guaranteed Amount is higher than death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.). However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the Guaranteed Amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the IPR.

(d) Investment Preservation Rider 2.0 (optional)

The Investment Preservation Rider 2.0 (“IPR 2.0”) is no longer available for purchase and was available only at the time of application. While IPR 2.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 2.0 allows you to choose among seven (7) different Holding

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Periods. If you purchase the IPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 2.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 2.0 relating to the 20 year Holding Period and may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 5 - STATE VARIATIONS” for more information.

The IPR 2.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 2.0 (optional)-IPR 2.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 2.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 2.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 2.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 2.0 is as follows:

(i)

For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR 2.0. You may request to reset the Guaranteed Amount at any time while the IPR 2.0 is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10,11,12,13,14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 2.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR 2.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

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A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, IPR 2.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchase IPR 2.0, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR 2.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 2.0, the Fixed Account will be an available investment option. If you purchase the IPR 2.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 2.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 2.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 2.0 are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 2.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 2.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 2.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 2.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 2.0 and refund any IPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 2.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 2.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 5 - STATE VARIATIONS.” The cancellation of the IPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 2.0 prior to purchasing it.

The IPR 2.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

The IPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 2.0 only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

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Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 2.0. While the IPR 2.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while the IPR 2.0 is in effect, you may not be able to receive the full value of the IPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 2.0 with a 10, 11, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose, has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See “THE POLICIES-IPR 2.0 DEATH BENEFIT” below regarding the terms under which such death benefit may continue after the IPR 2.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 2.0 Rider.

Upon your death, the IPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 2.0 and the policy. If your spouse chooses to continue the IPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 2.0 Death Benefit.

The IPR 2.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 5 - STATE VARIATIONS” for more information).

For the 10, 11, 12, 13, 14 and 15 year Holding Periods:

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If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 2.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 2.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal.

Payment of a death benefit terminates the IPR 2.0.

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It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 2.0 Death Benefit, Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(e) Investment Preservation Rider 3.0 (optional)

The Investment Preservation Rider 3.0 (“IPR 3.0”) is no longer available for purchase and was available only at the time of application. While IPR 3.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 3.0 allows you to choose among seven (7) different Holding Periods. If you purchase the IPR 3.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 3.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 3.0 relating to the 20 year Holding Period and the IPR 3.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 5 - STATE VARIATIONS” for more information.

The IPR 3.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 3.0 (optional)-IPR 3.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 3.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 3.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0 and Investment Preservation Rider 3.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 3.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 3.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 3.0 is as follows:

(i)

For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR 3.0. You may request to reset the Guaranteed Amount at any time while the IPR 3.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10, 11, 12,13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 3.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0

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Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR 3.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 3.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchase IPR 3.0, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2.

The Fixed Account is not available while the IPR 3.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 3.0, the Fixed Account will be an available investment option. If you purchase the IPR 3.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 3.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 3.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 3.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 3.0 are set forth in APPENDIX 2.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 3.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 3.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 3.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 3.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 3.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 3.0 and refund any IPR 3.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 3.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 3.0 charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 5-STATE VARIATIONS”. The cancellation of the IPR 3.0 after the 30- day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 3.0 prior to purchasing it.

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The IPR 3.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

The IPR 3.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 3.0 only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 3.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 3.0. While the IPR 3.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 3.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 3.0 is in effect, you may not be able to receive the full value of the IPR 3.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 3.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 3.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 3.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1) IPR 3.0 with a 10, 11, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2) An initial premium payment of $100,000 is made;

(3) No additional premium payments are made;

(4) A withdrawal of $20,000 is made in the eighth policy year;

(5) The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR 3.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 3.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 3.0 Rider.

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Upon your death, the IPR 3.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR 3.0 and the policy. If your spouse chooses to continue the IPR 3.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 3.0 Death Benefit.

The IPR 3.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 5 - STATE VARIATIONS” for more information).

For the 10, 11, 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 3.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 3.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 3.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

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(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 3.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal.

Payment of a death benefit terminates the IPR 3.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 3.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(f) Investment Preservation Rider 4.0 (optional)

The Investment Preservation Rider 4.0 (“IPR 4.0”) is available only at the time of application. While IPR 4.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 4.0 allows you to choose among seven (6) different Holding Periods. If you purchase the IPR 4.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 4.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 4.0 relating to the 20 year Holding Period and the IPR 4.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 5—STATE VARIATIONS” for more information.

The IPR 4.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 4.0 (optional)-IPR 4.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 4.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 4.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 4.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 4.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 4.0 is as follows:

(i)

For the 10, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR 4.0. You may request to reset the Guaranteed Amount at any time while the IPR 4.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed

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Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10, 12, 13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 4.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR 4.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 4.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchase IPR 4.0, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2 (for the 12-15 and 20-year Holding Period options) and APPENDIX 3 (for the 10 year Holding Period option).

The Fixed Account is not available while the IPR 4.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 4.0, the Fixed Account will be an available investment option. If you purchase the IPR 4.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 4.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 4.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 4.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 4.0 are set forth in APPENDIX 2 (for the 12-15 and 20-year Holding Period options) and APPENDIX 3 (for the 10 year Holding Period option).

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 4.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 4.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the

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policy, amounts paid to you under the IPR 4.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 4.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 4.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 4.0 and refund any IPR 4.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 4.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 4.0 charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 5-STATE VARIATIONS”. The cancellation of the IPR 4.0 after the 30 day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 4.0 prior to purchasing it.

The IPR 4.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

The IPR 4.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 4.0 only if you intend to keep the policy for at least the rider Holding Period you choose (10, 12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 4.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 4.0. While the IPR 4.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 4.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 4.0 is in effect, you may not be able to receive the full value of the IPR 4.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 4.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 4.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 4.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1) IPR 4.0 with a 10, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2) An initial premium payment of $100,000 is made;

(3) No additional premium payments are made;

(4) A withdrawal of $20,000 is made in the eighth policy year;

(5) The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

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To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR 4.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 4.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 4.0 Rider.

Upon your death, the IPR 4.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 4.0 and the policy. If your spouse chooses to continue the IPR 4.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 4.0 Death Benefit.

The IPR 4.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 5—STATE VARIATIONS” for more information).

For the 10, 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 4.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 4.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

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(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 4.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 4.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal.

Payment of a death benefit terminates the IPR 4.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 4.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(g) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. If you purchase this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”); or

(b)

the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or

(c)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until, for Policies applied for on or after May 1, 2019, until you reach age 85 and, for Policies applied for before May 1, 2019, until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be calculated until any grantor, for Policies applied for on or after May 1, 2019, reaches age 85, and for Policies applied for before May 1, 2019, reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Return of Premium Death Benefit. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greatest of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any Reset Value Proportional Reductions since the prior Reset Anniversary.

The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If

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the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on and after May 1, 2016) of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed (for policies applied for on and after May 1, 2016): 0.25% annually (0.0625% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value
= $225,000

b)	the Return of Premium Death Benefit
= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value
= $225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less Reset Value Proportional Reductions since the prior Reset Anniversary.
= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy,

3)	an ownership change or assignment of the policy, other than as described in the rider, or

4)	the date we terminate the policy.

Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

You cannot cancel this Rider without surrendering your policy.

(h) Investment Preservation Rider/Annual Death Benefit Reset Rider Package (optional and available only with policies applied for before May 1, 2016)

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If you elected the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”) (in jurisdictions where available) before May 1, 2016, you will receive a discount on the charges for both the ADBR and IPR Riders. Please note that if the IPR Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. See “CHARGES AND DEDUCTIONS — Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge” for more details. There is no IPR + ADBR discount available for policies issued on and after May 1, 2016.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. You should review your reports and statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the confirmation with the transaction in question.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

For Policies applied for on or after May 1, 2019, the guaranteed maximum surrender charge will be 7% (8% for Policies applied for before May 1, 2019) of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis.

For Policies applied for on or after May 1, 2019, unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 7% of the amount withdrawn or surrendered. After Payment Year 2 and beyond, the charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:

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Amount of Surrender Charge

Payment Year	Surrender Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For Policies applied for before May 1, 2019, unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

for policies issued to policyowners age 75 and under, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)

for policies issued to policyowners ages 76 to 80, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (ii) the Accumulation Value less the accumulated premium payments; or (iii) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year.

(c)	if NYLIAC cancels the policy;

(d)	if you exercise your right to cancel your policy during the Free Look period;

(e)	when we pay proceeds upon the death of the policyowner;

(f)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(g)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

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(h)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(i)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;

(j)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and

(k)	on amounts applied to Future Income Purchases, if applicable.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.

We reduce the M&E Charge at the end of the period during which a surrender charge applies to the initial premium payment (the “Surrender Charge Period”).

For Accumulation Value based policies applied for on and after May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.20% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.00% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for on and after May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.10% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based policies applied for before May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.10% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for before May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is assessed. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the

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Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, the policy service charge is waived for (i) policies with $100,000 or more Accumulation Value based on each Policy Anniversary and (ii) policies that (a) purchase the IPR 4.0 and (b) the cumulative first year premium(s) are greater than or equal to $25,000 for the entirety of the policy.

We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge

The IPR, IPR 2.0 and IPR 3.0 were and the IPR 4.0 is available only at the time of application in jurisdictions where approved. If you purchased the IPR, IPR 2.0 or IPR 3.0 or purchase the IPR 4.0, we deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the Rider Effective Date. (See “RIDERS-Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional).”) Usually, we deduct the charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the Holding Period you choose. We may set a lower charge at our sole discretion.

For IPR 4.0, the current charge ranges from 0.50% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.175% per quarter), depending on the Holding Period you choose.

If you reset the amount that is guaranteed, a new charge for the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the Rider Effective Date or on the Rider Reset Effective Date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the amount that is guaranteed. After a reset, we will continue to deduct the current charge until the first policy quarter following the Rider Reset Effective Date.

The IPR, IPR 2.0 and IPR 3.0 Riders are no longer available for purchase. For an IPR, IPR 2.0 and IPR 3.0 Rider reset, the current charges range from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter) depending on the rider Holding Period you chose.

(d) Rider Risk Charge Adjustment

If you cancel the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 after thirty (30) days, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 15 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply. Certain

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jurisdictions do not permit us to assess the Rider Risk Charge Adjustment, for more information about the jurisdiction where your policy was issued, contact your registered representative.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect, unless you reset the applicable IPR Holding Period. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the 20 year rider Holding Period, which has a 1.00% maximum. We are currently charging the maximum amount. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. Upon an IPR Reset, any new percentage will be effective on the Rider Reset Effective Date.

(e) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from your Accumulation Value or transaction proceeds.

(f) Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.

(g) Annual Death Benefit Reset (ADBR) Rider Charge

If you purchase the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

If you applied for your policy on and after May 1, 2016, the current charge for the ADBR Rider, for policyholders of all ages, is 0.25% per year (0.0625% per quarter).

(h) Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge (available only with policies applied for before May 1, 2016)

For policies applied for before May 1, 2016, there was a discount if you purchased the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”), we will deduct a reduced IPR + ADBR rider charge each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the IPR + ADBR package ranges from 2.00% to 2.50%, depending on the IPR Rider Holding Period you chose. For an IPR + ADBR

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package, the current charge for resets ranges from 0.40% to 0.95% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is canceled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

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Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options or if the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 is in effect, we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify

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otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 15 of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value; or

(b)	the Return of Premium Death Benefit; or

(c)	the Step-up Death Benefit.

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If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”)

If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment Option. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment Option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

A policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

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It is important to note that partial annuitizations reduce the Guaranteed Amount and death benefit proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus, at www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward

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to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 15 of the Prospectus.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan, are not available for policies with IPR, IPR 2.0, IPR 3.0 or IPR 4.0 and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

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For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to thirty (30) days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account

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Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next premium payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining value in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to traditional Dollar Cost Averaging or Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” equally applies to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal

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income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value. Although there is some uncertainty regarding when the investment in the contract

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should be allocated, we believe that allocation at commencement of Future Income Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met). In light of this uncertainty, however, you should consult a tax adviser before making a Future Income Purchase.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these

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plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth

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IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,000 for 2019 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2019 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

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Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Variable Annuity II policies during the fiscal years ended December 31, 2018, 2017 and 2016 were $39,430,880, $34,639,669 and $26,321,624, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro

95

rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

96

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Variable Annuity II Statement of Additional Information.

The New York Life Premier Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Premier Variable Annuity II Statement of Additional Information dated May 1, 2019:

Name

Address

City	State	Zip

97

APPENDIX 1

Investment Division Restrictions and Asset Allocation Models available with IPR and IPR 2.0

Asset Allocation Categories:
Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds

MainStay VP Bond MainStay VP Floating Rate		MainStay VP U.S. Government Money Market BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay High Yield Corporate Bond MainStay VP MacKay Unconstrained Bond		PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio
MainStay VP PIMCO Real Return

Category B:

Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Balanced		MainStay VP Moderate Growth Allocation
MainStay VP Conservative Allocation		MainStay VP T. Rowe Price Equity Income
MainStay VP Epoch U.S. Equity Yield		American Funds IS Asset Allocation Fund
MainStay VP Fidelity Institutional AM® Utilities		American Funds IS Blue Chip Income and Growth
MainStay VP Growth Allocation		American Funds IS Growth Fund
MainStay VP Income Builder		BlackRock® Global Allocation V.I. Fund
MainStay VP IQ Hedge Multi-Strategy		ClearBridge Variable Appreciation Portfolio
MainStay VP Janus Henderson Balanced		DWS Alternative Asset Allocation VIP
MainStay VP Large Cap Growth		Fidelity® VIP ContrafundSM Portfolio
MainStay VP MacKay Common Stock		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP MacKay Convertible		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Growth		MFS® Investors Trust Series
MainStay VP MacKay S&P 500 Index		MFS® Research Series
MainStay VP Moderate Allocation		Victory VIF Diversified Stock Fund

Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage

MainStay VP Eagle Small Cap Growth

MainStay VP Emerging Markets Equity

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay Small Cap Core

MainStay VP Mellon Natural Resources

American Funds IS Global Small Capitalization Fund

American Funds IS New World Fund®

Columbia Variable Portfolio — Commodity Strategy
Columbia Variable Portfolio — Small Cap Value
Delaware VIP® Small Cap Value Series

Dreyfus IP Technology Growth Portfolio

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Invesco V.I. American Value Fund

Invesco V.I. International Growth Fund

Janus Henderson Enterprise Portfolio

Janus Henderson Global Research Portfolio

MFS® International Value Portfolio

Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

A-1

Asset Allocation Models

Moderately Aggressive

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Blue Chip Income and Growth Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

Moderately Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

Moderate

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond   5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

Conservative

14% PIMCO VIT International Bond Port (U.S. Dollar-    Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

A-2

APPENDIX 2

Investment Division Restrictions and Asset Allocation Models available with IPR 3.0 and IPR 4.0 (12-15 and

20-year Holding Period options)

Option 1:
Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Subcategory I Funds (Minimum Allocation 10%)
MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Indexed Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay Government		PIMCO VIT Low Duration Portfolio
MainStay VP PIMCO Real Return		PIMCO VIT Total Return Portfolio

Subcategory II Funds
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP MacKay High Yield Corporate Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Unconstrained Bond

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Epoch U.S. Equity Yield

MainStay VP Large Cap Growth

MainStay VP MacKay Common Stock

MainStay VP MacKay Convertible

MainStay VP MacKay S&P 500 Index

American Funds IS Blue Chip Income and Growth Fund

American Funds IS Growth Fund

ClearBridge Variable Appreciation Portfolio

DWS Alternative Asset Allocation VIP

Fidelity® VIP ContrafundSM Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP Growth Opportunities Portfolio

MFS® Investors Trust Series

MFS® Research Series

Category C:
Minimum Allocation	0%
Maximum Allocation	25%

Subcategory I Funds (Maximum Allocation 15%)
MainStay VP Eagle Small Cap Growth MainStay VP MacKay Mid Cap Core MainStay VP MacKay Small Cap Core Columbia Variable Portfolio — Small Cap Value		Delaware VIP® Small Cap Value Series Fidelity® VIP Mid Cap Portfolio Invesco V.I. American Value Fund Janus Henderson Enterprise Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio

Subcategory II Funds (Maximum Allocation 15%)
MainStay VP MacKay International Equity American Funds IS Global Small Capitalization Fund American Funds IS New World Fund® Fidelity® VIP Emerging Markets Portfolio		Fidelity® VIP International Index Portfolio Invesco V.I. International Growth Fund Janus Henderson Global Research Portfolio MFS® International Value Portfolio

Subcategory III Funds (Maximum Allocation 10%)
MainStay VP Cushing Renaissance Advantage MainStay VP Fidelity Institutional AM® Utilities MainStay VP Mellon Natural Resources Columbia Variable Portfolio — Commodity Strategy		Dreyfus IP Technology Growth Portfolio Fidelity® VIP Health Care Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio

Option 2:

Category D:

Minimum Allocation 100%

Category D Asset Allocation Funds

MainStay VP Balanced

MainStay VP Conservative Allocation

MainStay VP Income Builder

MainStay VP Janus Henderson Balanced

MainStay VP Moderate Allocation

American Funds IS Asset Allocation Fund

BlackRock® Global Allocation V.I. Fund

Fidelity VIP® FundsManager® 60% Portfolio

Option 3:

Asset Allocation Models

Moderately Aggressive	Moderate

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Blue Chip Income and Growth Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

Moderately Conservative	Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-    Hedged)

  5% Columbia Variable Portfolio — Emerging Markets     Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth     Fund

  5% MainStay VP MacKay Mid Cap Core

14% PIMCO VIT International Bond Port (U.S. Dollar-        Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

APPENDIX 3

Investment Division Restrictions and Asset Allocation Models available with IPR 4.0 (10-year Holding Period option)

Option 1:
Category A:
Minimum Allocation	40%
Maximum Allocation	100%

Subcategory I Funds (Minimum Allocation 10%)
MainStay VP Bond		MainStay VP U.S. Government Money Market

MainStay VP Indexed Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay Government		PIMCO VIT Low Duration Portfolio
MainStay VP PIMCO Real Return		PIMCO VIT Total Return Portfolio

Subcategory II Funds
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP MacKay High Yield Corporate Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Unconstrained Bond

Category B:
Minimum Allocation	0%
Maximum Allocation	60%

Category B Funds

MainStay VP Epoch U.S. Equity Yield

MainStay VP Large Cap Growth

MainStay VP MacKay Common Stock

MainStay VP MacKay Convertible

MainStay VP MacKay S&P 500 Index

American Funds IS Blue Chip Income and Growth Fund

American Funds IS Growth Fund

ClearBridge Variable Appreciation Portfolio

DWS Alternative Asset Allocation VIP

Fidelity® VIP ContrafundSM Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP Growth Opportunities Portfolio

MFS® Investors Trust Series

MFS® Research Series

Category C:
Minimum Allocation	0%
Maximum Allocation	25%

Subcategory I Funds (Maximum Allocation 15%)
MainStay VP Eagle Small Cap Growth MainStay VP MacKay Mid Cap Core MainStay VP MacKay Small Cap Core Columbia Variable Portfolio — Small Cap Value		Delaware VIP® Small Cap Value Series Fidelity® VIP Mid Cap Portfolio Invesco V.I. American Value Fund Janus Henderson Enterprise Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio

Subcategory II Funds (Maximum Allocation 15%)
MainStay VP MacKay International Equity American Funds IS Global Small Capitalization Fund American Funds IS New World Fund® Fidelity® VIP Emerging Markets Portfolio		Fidelity® VIP International Index Portfolio Invesco V.I. International Growth Fund Janus Henderson Global Research Portfolio MFS® International Value Portfolio

Subcategory III Funds (Maximum Allocation 10%)
MainStay VP Cushing Renaissance Advantage MainStay VP Fidelity Institutional AM® Utilities MainStay VP Mellon Natural Resources Columbia Variable Portfolio — Commodity Strategy		Dreyfus IP Technology Growth Portfolio Fidelity® VIP Health Care Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio

Option 2:

Category D:

Minimum Allocation 100%

Category D Asset Allocation Funds

MainStay VP Balanced

MainStay VP Conservative Allocation

MainStay VP Income Builder

MainStay VP Janus Henderson Balanced

MainStay VP Moderate Allocation

BlackRock® Global Allocation V.I.

Fund Fidelity VIP® FundsManager® 60% Portfolio

Option 3:

Asset Allocation Models

Moderate	Moderately Conservative

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-       Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

Conservative

14% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

APPENDIX 4 (not available for applications signed on or after May 1, 2017)

FIR availability by Plan Type

Other types of plans may also be made available. Contact your registered representative for more information.

Non Qualified	Base Policy Issue Ages *	0-80
	FIR Availability **	0-80
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Traditional IRA	Base Policy Issue Ages*	18-80
	FIR Availability **	18-68 1/2
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 70 1/2
	Latest FIR Purchase	Age 68 1/2
Roth IRA	Base Policy Issue Ages*	18-80
	FIR Availability **	20-80
	Earliest FIR Income Start Date	Age 59 1/2
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Inherited IRA	Base Policy Issue Ages*	0-80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18-80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
Non-Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18-80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

*	Base policy issue ages are based on owner(s) age
**	Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed

C-1

APPENDIX 5

STATE VARIATIONS

State	Features/Benefits	State Variation
California	See “THE POLICIES – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)   If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)   If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in Good Order, less any withdrawals.

	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.
See “THE POLICIES –Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”

An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, the Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.

Florida	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and Accumulation Value.
	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 (optional) (optional) and Investment Preservation Rider 4.0 (optional)”

An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.

	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

D-1

New Jersey	Civil Union Partner Endorsement

Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

(a)   disbursed within five years of the original Owner’s death; or

(b)   placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

New York	See “DEFINITIONS – Nonforfeiture Value”	Nonforfeiture Value—The Nonforfeiture Value is equal to 100% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Nonforfeiture Rate) since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider(optional)”	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.
	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.

D-2

See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”

(a)   While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)   If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)   An ownership change or assignment of the policy does not terminate the IPR, IPR 2.0, IPR 3.0 or IPR 4.0.

(d)   The IPR death benefit on the 20 year holding period is 100% of the premium payments made in the first Policy Year (less proportional withdrawals) or, if there is a reset, 100% of the Accumulation Value as of the most recent Rider Reset Effective Date (less withdrawals made after such date.)

(e)   The IPR 2.0, IPR 3.0 and IPR 4.0 Death Benefit is not available.

(f)   The name of the IPR, IPR 3.0 and IPR 4.0 is Guaranteed Minimum Account Benefit. The name of the IPR 2.0 is Guaranteed Minimum Account Benefit 2.0.

See “CHARGES AND DEDUCTIONS – Other Charges – Investment Preservation Rider Charge, Investment Preservation Rider 2.0 Charge, Investment Preservation Rider 3.0 Charge and Investment Preservation Rider 4.0 Charge”

The IPR, IPR 2.0, IPR 3.0 and IPR 4.0 charge will be deducted from each Investment Division based on funds in each Rider Allocation Option each policy quarter.
See “THE POLICIES – Riders – Future Income Rider”

(a)   Total Future Income Purchases may not be more than 25% of your Accumulation Value in a given Policy Year.

(b)   The Future Income Payment amount purchased will be no less than the greater of: a) the amount that could be purchased by applying the Future Income Purchase to the Future Income purchase rate guarantees in this Rider; and b) the amount that could be purchased by applying the Future Income Purchase under any guaranteed paid-up deferred annuity policy offered by NYLIAC to the same class of annuitants on the Future Income Start Date.

(c)   The name of the FIR is “Guaranteed Paid-Up Deferred Annuity Benefit Rider”.

D-3

See “DEFINITIONS – Adjusted Premium Payment”

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals (including Future Income Purchases) and applicable surrender charges in excess of any gain in the policy.

	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within ten (10) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
	See “THE POLICIES – Automatic Asset Rebalancing (AAR)”	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.
	See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.
See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”

If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.

North Dakota	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any rider charge, and (ii) the account value.
	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

D-4

APPENDIX 5

STATE VARIATIONS

State	Features/Benefits	State Variation
California	See “THE POLICIES – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)   If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)   If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in Good Order, less any withdrawals.

	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

	See “THE POLICIES –Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.

Florida	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and Accumulation Value.

	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

	See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.

	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

New Jersey	Civil Union Partner Endorsement

Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

(a)   disbursed within five years of the original Owner’s death; or

(b)   placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

New York	See “Definitions—Nonforfeiture Value”	Nonforfeiture Value—The Nonforfeiture Value is equal to 100% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Nonforfeiture Rate) since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.

	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider(optional)”	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.

	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.

See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”

(a)   While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)   If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)   An ownership change or assignment of the policy does not terminate the IPR, IPR 2.0, IPR 3.0 or IPR 4.0.

(d)   The IPR death benefit on the 20 - year holding period is 100% of the premium payments made in the first Policy Year (less proportional withdrawals) or, if there is a reset, 100% of the Accumulation Value as of the most recent Rider Reset Effective Date (less withdrawals made after such date.)

(e)   The IPR 2.0, IPR 3.0 and IPR 4.0 Death Benefit is not available.

(f)   The name of the IPR, IPR 3.0 and IPR 4.0 is Guaranteed Minimum Account Benefit. The name of the IPR 2.0 is Guaranteed Minimum Account Benefit 2.0.

See “CHARGES AND DEDUCTIONS – Other Charges – Investment Preservation Rider Charge, Investment Preservation Rider 2.0 Charge, Investment Preservation Rider 3.0 Charge and Investment Preservation Rider 4.0 Charge”	The IPR, IPR 2.0, IPR 3.0 and IPR 4.0 charge will be deducted from each Investment Division based on funds in each Rider Allocation Option each policy quarter.

See “THE POLICIES – Riders – Future Income Rider”

(a) Total Future Income Purchases may not be more than 25% of your Accumulation Value in a given Policy Year.

(b) The Future Income Payment amount purchased will be no less than the greater of: a) the amount that could be purchased by applying the Future Income Purchase to the Future Income purchase rate guarantees in this Rider; and b) the amount that could be purchased by applying the Future Income Purchase under any guaranteed paid-up deferred annuity policy offered by NYLIAC to the same class of annuitants on the

Future Income Start Date.

(c) The name of the FIR is “Guaranteed Paid-Up Deferred Annuity Benefit Rider”.

	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals (including Future Income Purchases) and applicable surrender charges in excess of any gain in the policy.

	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within ten (10) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

	See “THE POLICIES – Automatic Asset Rebalancing (AAR)”	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.

	See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.

	See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.
North Dakota	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any rider charge, and (ii) the account value.
	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

Statement of Additional Information

May 1, 2019

for

New York Life Premier Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Premier Variable Annuity II Prospectus dated May 1, 2019. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Variable Annuity II Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Future Income Purchases

We will inform you of the following each time you submit a Future Income Purchase request:

1.	That amounts used to purchase deferred income payments are not liquid.

2.	That income payments are subject to the credit risk of NYLIAC’s general account.

3.

The amount of the Future Income Payment that you receive from NYLIAC may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Future Income Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

Upon completion of the Future Income Purchase you will receive a confirmation statement which will inform you of the following:

1.	The amount of future income purchased.

2.	The lack of liquidity of amounts used to make the Future Income Purchase.

3.	That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.

Please note that the disclosures listed above will be included in the Future Income Purchase request form or the confirmation statement for each Future Income Purchase as soon as reasonably practicable after the date of this SAI.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

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FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

4

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate Account as of December 31, 2018 and for

5

each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

6

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.

PROSPECTUS Dated May 1, 2019

for

New York Life Premier Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Plus Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of new policies, but we still accept new premium payments for in-force policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

NYLIAC will apply a Premium Credit to your premium payments. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies and, over time, the amount of the Premium Credit may be more than offset by those higher charges.

NYLIAC offered an individual single premium version of the policies in some states. Appendix 1 of this Prospectus modifies the May 1, 2019 Prospectus for the policies to describe the single premium version of the policies. The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment

Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2019. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and the Investment Divisions listed below. You may also allocate your premium payments to an Asset Allocation Model. The Investment Divisions and Asset Allocation Models listed below are available regardless of the M&E Charge structure that you choose.

•  MainStay VP Balanced — Service Class

•  MainStay VP Bond — Service Class

•  MainStay VP Conservative Allocation — Service Class

•  MainStay VP Cushing® Renaissance Advantage — Service Class

•  MainStay VP Eagle Small Cap Growth[8]

•  MainStay VP Emerging Markets Equity — Service Class[1]

•  MainStay VP Epoch U.S. Equity Yield — Service Class

•  MainStay VP Fidelity Institutional AM® Utilities — Service Class[2]

•  MainStay VP Floating Rate — Service Class

•  MainStay VP Growth Allocation — Service Class

•  MainStay VP Income Builder — Service Class

•  MainStay VP Indexed Bond — Service Class

•  MainStay VP IQ Hedge Multi-Strategy — Service Class[3]

•  MainStay VP Janus Henderson Balanced[8]

•  MainStay VP Large Cap Growth — Service Class

•  MainStay VP MacKay Common Stock — Service Class

•  MainStay VP MacKay Convertible — Service Class

•  MainStay VP MacKay Government — Service Class

•  MainStay VP MacKay Growth — Service Class[1]

•  MainStay VP MacKay High Yield Corporate Bond — Service Class

•  MainStay VP MacKay International Equity — Service Class

•  MainStay VP MacKay Mid Cap Core — Service Class

•  MainStay VP MacKay S&P 500 Index — Service Class

•  MainStay VP MacKay Small Cap Core — Service Class[4]

•  MainStay VP MacKay Unconstrained Bond — Service Class

•  MainStay VP Mellon Natural Resources — Initial Class[5]

•  MainStay VP Moderate Allocation — Service Class

•  MainStay VP Moderate Growth Allocation — Service Class

•  MainStay VP PIMCO Real Return — Service Class

•  MainStay VP T. Rowe Price Equity Income — Service Class[1]

•  MainStay VP U.S. Government Money Market — Initial Class

•  American Funds IS Asset Allocation Fund — Class 4

•  American Funds IS Blue Chip Income and Growth Fund — Class 4

•  American Funds IS Global Small Capitalization Fund — Class 4

•  American Funds IS Growth Fund — Class 4

•  American Funds IS New World Fund® — Class 4

•  BlackRock® Global Allocation V.I. Fund — Class III

•  BlackRock® High Yield V.I. Fund — Class III

•  ClearBridge Variable Appreciation Portfolio — Class II

•  Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•  Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•  Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•  Delaware VIP® Small Cap Value Series — Service Class

•  Dreyfus IP Technology Growth Portfolio –– Service Shares

•  DWS Alternative Asset Allocation VIP — Class B6

•  Fidelity® VIP ContrafundSM Portfolio — Service Class 2

•  Fidelity® VIP Emerging Markets Portfolio — Service Class 2

•  Fidelity® VIP Equity-Income PortfolioSM — Service Class 2

•  Fidelity® VIP FundsManager® 60% Portfolio — Service Class

•  Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•  Fidelity® VIP Health Care Portfolio — Service Class 2

•  Fidelity® VIP International Index Portfolio — Service Class 2

•  Fidelity® VIP Mid Cap Portfolio — Service Class 2

•  Invesco V.I. American Value Fund — Series II Shares

•  Invesco V.I. International Growth Fund — Series II Shares

•  Janus Henderson Enterprise Portfolio — Service Shares

•  Janus Henderson Global Research Portfolio — Service Shares

•  MFS® International Value Portfolio — Service Class

•  MFS® Investors Trust Series — Service Class

•  MFS® Research Series — Service Class

•  Morgan Stanley VIF U.S. Real Estate Portfolio — Class II

•  Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•  PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class[7]

•  PIMCO VIT Low Duration Portfolio — Advisor Class

•  PIMCO VIT Total Return Portfolio — Advisor Class

•  Victory VIF Diversified Stock Fund — Class A Shares[1]

[1]

New allocations to the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

[2]	Formerly known as MainStay VP MFS® Utilities.
[3]	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.
[4]	On May 1, 2019, MainStay VP Epoch U.S. Small Cap merged into MainStay VP MacKay Small Cap Core.
[5]	Formerly known as MainStay VP VanEck Global Hard Assets.
[6]	Formerly known as Deutsche Alternative Asset Allocation VIP.
[7]	Formerly known as PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged).
[8]

New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Henderson Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in these Investment Divisions on February 17, 2012. For existing policyowners, if all of your Accumulation Value is removed from these Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.

Please note that if you have purchased the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, there are restrictions regarding your ability to allocate your Premium Payments (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES—Riders— Guaranteed Investment Protection Rider (optional)”, Guaranteed Investment Protection Rider 2.0 (optional)” and “APPENDIX 2” for more information.

Asset Allocation Models

Aggressive	Moderately Aggressive

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% American Funds IS Blue Chip Income and Growth Fund

  8% Janus Henderson Global Research Portfolio

  7% MainStay VP MacKay Mid Cap Core

  6% MFS® Investors Trust Series

  6% Fidelity® VIP Emerging Markets Portfolio

  5% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

        Fund

  5% Fidelity® VIP ContrafundSM Portfolio

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Blue Chip Income and Growth Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

        Fund

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

Moderate	Moderately Conservative

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

        Fund

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Portfolio (U.S. Dollar-

        Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

        Fund

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

Conservative

14% PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond Fund

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Asset Allocation Model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

The Fixed Account is not available for policies issued in the State of New York.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Death Benefit Premium Payments—The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any Asset Allocation Model and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The current model portfolios are designed by QS Investors, LLC (“QS Investors”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments, Premium Credits and Breakpoint Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments, Premium Credits and Breakpoint Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

EBB—Enhanced Beneficiary Benefit.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and any Premium Credits and Breakpoint Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Premium Credits and Breakpoint Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

General Office—A New York Life field office.

GIPR/GIPR 2.0—Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IPP/IPP II—Investment Protection Plan or Investment Protection Plan II.

Life Income—Guaranteed Period Payment Option—The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 16 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Credit—An additional credit we will apply to your Accumulation Value at the time of your premium payments. The Premium Credit is calculated as a percentage of (each) premium payment(s) and will never be less than the guaranteed minimum premium credit rate displayed on the Policy Data Page (the “Premium Credit Rate”). The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy. The Premium Credit Rate schedule as of the date of this prospectus is described in the section entitled “Premium Credit.” With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the total premium payment ranges applicable to future premium payments under this policy.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Rider Reset—Changing the guaranteed amount of an Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 to make it equal to the Accumulation Value (less any applicable reductions) on the next Policy Anniversary.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Transfer Fee	Guaranteed maximum charge: $30
Current charge: $0[2]

[1]

In Payment Years 3 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 7% during Payment Year 3; 6% during Payment Year 4; 5% during Payment Year 5; 4% during Payment Year 6; 3% during Payment Year 7; 2% during Payment Year 8; and 0% thereafter.

[2]

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “CHARGES AND DEDUCTIONS—Other Charges— (i) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge[1]	$30	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.65%	1.75%

[1]	Waived for policies with $100,000 or more Accumulation Value.

Optional Rider Charges: Investment Protection Plan Rider (applied for before February 15, 2010)

Guaranteed maximum Investment Protection Plan Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.00%
Current Investment Protection Plan Rider Charge for Rider Resets	0.80%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Investment Protection Plan Rider (applied for on or after February 15, 2010)

Guaranteed maximum Investment Protection Plan Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.25%
Current Investment Protection Plan Rider Charge for Rider and Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Investment Protection Plan II Rider

Guaranteed maximum Investment Protection Plan II Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan II Rider, deducted on a quarterly basis).	1.50%
Current Investment Protection Plan II Rider Charge for Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan II Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider

Guaranteed maximum Guaranteed Investment Protection Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider, deducted on a quarterly basis).	1.50%
Current Guaranteed Investment Protection Rider Charge for Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Guaranteed Investment Protection Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider 2.0

Guaranteed maximum Guaranteed Investment Protection Rider 2.0 Charge (calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0, deducted on a quarterly basis).

12 Year Rider Term

13 Year Rider Term

14 Year Rider Term

15 Year Rider Term

20 Year Rider Term

	1.50 1.50 1.50 1.50 1.50	% % % % %
Current Guaranteed Investment Protection Rider 2.0 Charge for Rider Resets 12 Year Rider Term 13 Year Rider Term 14 Year Rider Term 15 Year Rider Term 20 Year Rider Term	0.70 0.60 0.55 0.45 0.55	% % % % %

Current and guaranteed maximum Rider Risk Charge Adjustment for GIPR 2.0 (one-time charge for cancellation of the Guaranteed Investment Protection Rider 2.0; calculated as a percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0):

12 Year Rider Term

13 Year Rider Term

14 Year Rider Term

15 Year Rider Term

20 Year Rider Term

	2.00 2.00 2.00 2.00 1.00	% % % % %

Optional Rider Charges: Annual Death Benefit Reset Rider

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 65 or younger at issue	0.30%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 66 to 75 inclusive at issue	0.35%

Optional Rider Charges: ADBR + IPP/IPP II/GIPR/GIPR 2.0

Guaranteed maximum Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (IPP + ADBR) Charge (calculated as the sum of (1) the Investment Protection Plan Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)) (Riders applied for before May 1, 2016)	2.00%
Current Investment Protection Plan Rider Charge with IPP + ADBR for Rider Resets (applied for on or after February 15, 2010)	0.65%
Current Investment Protection Plan Rider Charge with IPP + ADBR for Rider Resets (applied for prior to February 15, 2010)	0.75%
Guaranteed maximum Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (IPP II + ADBR) Charge (calculated as the sum of (1) the Investment Protection Plan II Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan II Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))	2.00%
Current Investment Protection Plan II Rider Charge with IPP II +ADBR for Rider Resets	0.65%
Guaranteed maximum Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package (GIPR + ADBR) Charge (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).	2.00%
Current Guaranteed Investment Protection Rider Charge with GIPR + ADBR for Rider Resets	0.65%

Guaranteed maximum Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider Package (GIPR 2.0 + ADBR) Charge (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))

12 Year Term

13 Year Term

14 Year Term

15 Year Term

20 Year Term

	2.00 2.00 2.00 2.00 2.00	% % % % %
Current Guaranteed Investment Protection Rider 2.0 Charge with GIPR 2.0 + ADBR for Rider Resets 12 Year Term 13 Year Term 14 Year Term 15 Year Term 20 Year Term	0.65 0.55 0.50 0.40 0.50	% % % % %

Optional Rider Charges: Enhanced Beneficiary Benefit Rider

Guaranteed maximum Enhanced Beneficiary Benefit Rider Charge (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%
Current Enhanced Beneficiary Benefit Rider Charge	0.30%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2018.	0.43%	1.77%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018. The Fund or its agents provided the fees and charges that are based on 2018 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Balanced — Service Class	0.70%	0.25%	0.04%	0.01%	1.00%	(- -)	1.00%
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.65%	0.93%	(- -)	0.93%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.02%	0.88%	1.15%	(- -)	1.15%
MainStay VP IQ Hedge Multi-Strategy — Service Class	0.75%	0.25%	0.07%	0.25%	1.32%	(0.12%)	1.20	%(a)
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.02%	0.76%	1.03%	(- -)	1.03%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.02%	0.85%	1.12%	(- -)	1.12%
BlackRock® Global Allocation V.I. Fund — Class III	0.63%	0.25%	0.26%	0.01%	1.15%	(0.14)%	1.01	%(c)
BlackRock® High Yield V.I. Fund — Class III	0.48%	0.25%	0.25%	0.01%	0.99%	(0.11)%	0.88	%(d)
DWS Alternative Asset Allocation VIP — Class B	0.56%	0.25%	0.27%	0.69%	1.77%	(0.62)%	1.15	%(h)
Fidelity® VIP FundsManager® 60% Portfolio — Service Class	0.25%	0.10%	0.00%	0.49%	0.84%	(0.15)%	0.69	%(k)
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%	0.22%	0.01%	1.19%	(0.01)%	1.18	%(e)

Please refer to the applicable fund prospectus for additional information.
(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2018 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

§

Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Bond — Service Class	0.49%	0.25%	0.04%	0.78%	(- -)	0.78%
MainStay VP Cushing® Renaissance Advantage — Service Class	1.10%	0.25%	0.06%	1.41%	(- -)	1.41%
MainStay VP Eagle Small Cap Growth — Service Class	0.81%	0.25%	0.04%	1.10%	(- -)	1.10%
MainStay VP Eagle Small Cap Growth — Initial Class	0.81%	0.00%	0.04%	0.85%	(- -)	0.85%
MainStay VP Emerging Markets Equity — Service Class	1.00%	0.25%	0.15%	1.40%	(- -)	1.40%
MainStay VP Epoch U.S. Equity Yield — Service Class	0.69%	0.25%	0.02%	0.96%	(0.03)%	0.93	%(i)
MainStay VP Fidelity Institutional AM® Utilities — Service Class	0.64%	0.25%	0.04%	0.93%	(- -)	0.93%
MainStay VP Floating Rate — Service Class	0.60%	0.25%	0.05%	0.90%	(- -)	0.90%
MainStay VP Income Builder — Service Class	0.57%	0.25%	0.05%	0.87%	(- -)	0.87%
MainStay VP Indexed Bond — Service Class	0.25%	0.25%	0.06%	0.56%	(- -)	0.56%
MainStay VP Janus Henderson Balanced — Service Class	0.55%	0.25%	0.03%	0.83%	(- -)	0.83%
MainStay VP Janus Henderson Balanced — Initial Class	0.55%	0.00%	0.03%	0.58%	(- -)	0.58%

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement		Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Large Cap Growth — Service Class	0.74	%(b)	0.25%	0.02%	1.01%	(- -)		1.01%
MainStay VP MacKay Common Stock — Service Class	0.54%		0.25%	0.03%	0.82%	(- -)		0.82%
MainStay VP MacKay Convertible — Service Class	0.58%		0.25%	0.03%	0.86%	(- -)		0.86%
MainStay VP MacKay Government — Service Class	0.50%		0.25%	0.07%	0.82%	(- -)		0.82%
MainStay VP MacKay Growth — Service Class	0.69%		0.25%	0.04%	0.98%	(- -)		0.98%
MainStay VP MacKay High Yield Corporate Bond — Service Class	0.56%		0.25%	0.02%	0.83%	(- -)		0.83%
MainStay VP MacKay International Equity — Service Class	0.89%		0.25%	0.07%	1.21%	(- -)		1.21%
MainStay VP MacKay Mid Cap Core — Service Class	0.85%		0.25%	0.03%	1.13%	(0.02)%		1.11	%(g)
MainStay VP MacKay S&P 500 Index — Service Class	0.16%		0.25%	0.03%	0.44%	(0.03)%		0.41	%(j)
MainStay VP MacKay Small Cap Core — Service Class	0.80%		0.25%	0.03%	1.08%	(0.03%)		1.05	%(p)
MainStay VP MacKay Unconstrained Bond — Service Class	0.56%		0.25%	0.19%	1.00%	(- -)		1.00%
MainStay VP Mellon Natural Resources — Initial Class	0.79%		0.00%	0.06%	0.85%	(- -)		0.85%
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.93%	1.68%	(0.09%)		1.59	%(q)
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.03%	1.02%	(- -)		1.02%
MainStay VP U.S. Government Money Market — Initial Class	0.40%		0.00%	0.04%	0.44%	(- -)		0.44%
American Funds IS Asset Allocation Fund — Class 4	0.27%		0.25%	0.27%	0.79%	(- -)		0.79%
American Funds IS Blue Chip Income and Growth Fund — Class 4	0.39%		0.25%	0.27%	0.91%	(- -)		0.91%
American Funds IS Global Small Capitalization Fund — Class 4	0.70%		0.25%	0.29%	1.24%	(- -)		1.24%
American Funds IS Growth Fund — Class 4	0.32%		0.25%	0.27%	0.84%	(- -)		0.84%
American Funds IS New World Fund® — Class 4	0.70%		0.25%	0.31%	1.26%	(- -)		1.26%
ClearBridge Variable Appreciation Portfolio — Class II	0.69%		0.25%	0.04%	0.98%	(- -)		0.98%
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%		0.25%	0.03%	0.91%	(- -)		0.91%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%		0.25%	0.17%	1.02%	(- -)		1.02%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%		0.25%	0.25%	1.37%	(0.20)%		1.17	%(n)
Delaware VIP® Small Cap Value Series — Service Class	0.71%		0.30%	0.06%	1.07%	(- -)		1.07%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%		0.25%	0.04%	1.04%	(- -)		1.04%
Fidelity® VIP ContrafundSM Portfolio — Service Class 2	0.54%		0.25%	0.08%	0.87%	(- -)		0.87%
Fidelity® VIP Emerging Markets Portfolio — Service Class 2	0.79%		0.25%	0.23%	1.27%	(- -)		1.27%
Fidelity® VIP Equity-Income PortfolioSM — Service Class 2	0.44%		0.25%	0.09%	0.78%	(- -)		0.78%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.54%		0.25%	0.11%	0.90%	(- -)		0.90%
Fidelity® VIP Health Care Portfolio — Service Class 2	0.54%		0.25%	0.11%	0.90%	(- -)		0.90%
Fidelity® VIP International Index Portfolio — Service Class 2	0.11%		0.25%	0.07%	0.43%	(- -)		0.43%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.54%		0.25%	0.08%	0.87%	(- -)		0.87%
Invesco V.I. American Value Fund — Series II Shares	0.72%		0.25%	0.21%	1.18%	(- -)		1.18%
Janus Henderson Enterprise Portfolio — Service Shares	0.64%		0.25%	0.08%	0.97%	(- -)		0.97%
Janus Henderson Global Research Portfolio — Service Shares	0.51%		0.25%	0.09%	0.85%	(- -)		0.85%
MFS® International Value Portfolio — Service Class	0.85%		0.25%	0.05%	1.15%	(- -)		1.15%
MFS® Investors Trust Series — Service Class	0.75%		0.25%	0.05%	1.05%	(0.01	%)(l)	1.04%
MFS® Research Series — Service Class	0.75%		0.25%	0.07%	1.07%	(0.01	%)(m)	1.06%

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
Morgan Stanley VIF U.S. Real Estate Portfolio — Class II	0.70%	0.25%	0.28%	1.23%	(0.16)%	1.07	%(f)
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%	0.10%	1.19%	(0.08)%	1.11	%(o)
PIMCO VIT International Bond Port (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%	0.06%	1.06%	(- -)	1.06%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%	0.09%	0.84%	(- -)	0.84%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%	0.26%	1.01%	(- -)	1.01%
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%	0.41%	0.96%	(- -)	0.96%

Please refer to the applicable fund prospectus for additional information.
¶	Management Fees may include Adviser and/or Administration Fees.
#

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2018 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

§

Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

(a)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class Shares do not exceed 0.95% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(b)

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement expires on May 1, 2020, and may only be amended or terminated prior to that date by action of the Board.

(c)

As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2020. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(d)

As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2020. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(e)

Invesco Advisers, Inc. (Invesco) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of Invesco’s Board of Trustees.

(f)

The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.07%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(g)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying)

portfolio/fund fees and expenses) of Service Class shares do not exceed 1.11% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(h)

Through April 30, 2020, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 1.15% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. The agreement may only be terminated with the consent of the fund’s Board.

(i)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(j)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.41% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(k)

FMR Co., Inc. has contractually agreed to waive 0.05% of each fund’s management fee. This arrangement will remain in effect through April 30, 2020. In addition, Fidelity Management & Research Company (FMR) has contractually agreed to reimburse 0.10% of class-level expenses for Service Class. This arrangement will remain in effect for at least one year from the effective date of the prospectus, and will remain in effect thereafter as long as Service Class continue to be sold to unaffiliated insurance companies.

(l)

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.

(m)

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. (“Other Expenses” include 0.02% of interest and/or investment-related expenses incurred in connection with the fund’s investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.

(n)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2020, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.17% for Class 2.

(o)

Neuberger Berman Investment Advisers LLC (“NBIA”) has undertaken through December 31, 2022 to waive fees and/or reimburse certain operating expenses, including the compensation of NBIA and excluding taxes, interest, extraordinary expenses, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and transaction costs, that exceed, in the aggregate, 1.10% of the average daily net asset value of the Mid Cap Growth Portfolio effective November 1, 2017 (1.25% prior to November 1, 2017); The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBIA within three years of the year incurred, provided such repayment would not cause a Portfolio to exceed its respective limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower.

(p)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 1.05% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(q)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.78% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the maximum charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. Your actual costs may be higher or lower. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

For Accumulation Value based M&E Charge New York Life Premier Plus Variable Annuity Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with All Riders*	$1,509.95	$2,291.50	$3,776.99	$7,267.95	$1,509.95	$2,919.10	$4,209.19	$7,297.95	$755.67	$2,291.50	$3,776.99	$7,267.95
with GIPR 2.0** & EBB Riders	$1,463.55	$2,147.87	$3,549.09	$6,870.85	$1,463.55	$2,785.34	$3,992.93	$6,900.85	$705.67	$2,147.87	$3,549.09	$6,870.85
with GIPR 2.0** & ADBR Riders	$1,411.30	$1,993.12	$3,312.59	$6,500.56	$1,411.30	$2,641.23	$3,768.55	$6,530.56	$649.37	$1,993.12	$3,312.59	$6,500.56
with GIPR 2.0 Rider**	$1,364.90	$1,846.90	$3,077.67	$6,078.12	$1,364.90	$2,505.07	$3,545.62	$6,108.12	$599.37	$1,846.90	$3,077.67	$6,078.12
with EBB & ADBR Riders	$1,343.37	$1,782.01	$2,970.57	$5,865.46	$1,343.37	$2,444.65	$3,443.99	$5,895.46	$576.17	$1,782.01	$2,970.57	$5,865.46
with EBB Rider	$1,250.57	$1,491.24	$2,508.09	$5,058.12	$1,250.57	$2,173.80	$3,005.08	$5,088.12	$476.17	$1,491.24	$2,508.09	$5,058.12
with ADBR Rider	$1,244.72	$1,479.33	$2,491.14	$5,031.16	$1,244.72	$2,162.69	$2,989.00	$5,061.16	$469.87	$1,479.33	$2,491.14	$5,031.16
without any Riders	$1,151.92	$1,183.24	$2,013.75	$4,168.26	$1,151.92	$1,886.22	$2,535.42	$4,198.26	$369.87	$1,183.24	$2,013.75	$4,168.26

*	(GIPR 2.0, (12 yr Holding Period), ADBR & EBB)
**	Assumes a 12 year Holding Period.

For Premium based M&E Charge New York Life Premier Plus Variable Annuity Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with All Riders*	$1,506.76	$2,294.88	$3,805.30	$7,431.23	$1,506.76	$2,922.24	$4,236.13	$7,461.23	$752.24	$2,294.88	$3,805.30	$7,431.23
with GIPR 2.0** & EBB Riders	$1,460.36	$2,148.64	$3,568.90	$6,997.78	$1,460.36	$2,786.06	$4,011.80	$7,027.78	$702.24	$2,148.64	$3,568.90	$6,997.78
with GIPR 2.0** & ADBR Riders	$1,408.10	$1,990.99	$3,323.36	$6,593.25	$1,408.10	$2,639.25	$3,778.81	$6,623.25	$645.93	$1,990.99	$3,323.36	$6,593.25
with GIPR 2.0 Rider**	$1,361.70	$1,842.13	$3,079.66	$6,131.77	$1,361.70	$2,500.63	$3,547.54	$6,161.77	$595.93	$1,842.13	$3,079.66	$6,131.77
with EBB & ADBR Riders	$1,340.19	$1,776.26	$2,969.01	$5,900.70	$1,340.19	$2,439.29	$3,442.53	$5,930.70	$572.74	$1,776.26	$2,969.01	$5,900.70
with EBB Rider	$1,247.39	$1,480.25	$2,489.35	$5,019.60	$1,247.39	$2,163.53	$2,987.27	$5,049.60	$472.74	$1,480.25	$2,489.35	$5,019.60
with ADBR Rider	$1,241.52	$1,468.01	$2,471.56	$4,989.63	$1,241.52	$2,152.11	$2,970.38	$5,019.63	$466.43	$1,468.01	$2,471.56	$4,989.63
without any Riders	$1,148.72	$1,166.56	$1,976.17	$4,045.70	$1,148.72	$1,870.63	$2,499.66	$4,075.70	$366.43	$1,166.56	$1,976.17	$4,045.70

*	(GIPR 2.0, (12 yr Holding Period), ADBR & EBB)
**	Assumes a 12 year Holding Period.

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY

NOTE: The following section contains brief questions and answers about the New York Life Premier Plus Variable Annuity. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Plus Variable Annuity?

The New York Life Premier Plus Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. We will apply a Premium Credit to premiums paid in a percentage amount according to the Premium Credit Rate schedule then in effect. The Premium Credit Rate schedule may be changed. (See “PREMIUM CREDIT.”) You may allocate premium payments to the Investment Divisions of the Separate Account, an Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (if available) (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. What is the Premium Credit?

The Premium Credit is a percentage of each premium payment that is added to your Accumulation Value at the time of each premium payment. Premium Credits are applied to the same Allocation Options and/or the DCA Advantage Account in the same percentages as your premium payments. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premiums received under the policy. We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK.”)) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months preceding the date of death of the owner. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs Charge to help recover the cost of providing the Premium Credit under the policy. Current Premium Credit Rates are not guaranteed. They may change in the future. We will provide advance written notice to policyholders of any such change.

3. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 92 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 68 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate. The Fixed Account is not available for policies issued in the State of New York.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

4. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account any time prior to 30 days before the Annuity Commencement Date (See “RIDERS — Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or

“Guaranteed Investment Protection Rider 2.0 (optional)” for more information on transfer restrictions if the Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 is purchased). For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

5. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy. See “CHARGES AND DEDUCTIONS-Other Charges-Policy Service Charge” for information regarding waiver of the policy service charge.

In addition, we also deduct a charge for certain mortality and expense risks (M&E Charge) NYLIAC assumes and for policy administration expenses. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

The M&E Charge is 1.65% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.75% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first two Payment Years as follows:

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%
For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior partial withdrawals made during the Policy Year that were free of surrender charges; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

If you purchased the Investment Protection Plan (“IPP”) Rider, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Investment Protection Plan Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. If you selected this feature before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. For IPP Rider Resets, if the rider was selected before February 15, 2010, the current charge is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter). For IPP Rider purchases and IPP Rider Resets, if the rider was selected on or after February 15, 2010, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES - Riders - Investment Protection Plan Rider (optional)”). To the extent permitted by law, we will deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Investment Protection Plan II Rider (“IPP II”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Investment Protection Plan II Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for IPP II is 1.50% of the amount that is guaranteed. For IPP II Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES - Riders - Investment Protection Plan II Rider (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel IPP II. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Guaranteed Investment Protection Rider (“GIPR”) we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Guaranteed Investment Protection Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for GIPR is 1.50% of the amount that is guaranteed. For GIPR Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES - Riders - Guaranteed Investment Protection Rider (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Guaranteed Investment Protection Rider 2.0 Charge (optional).”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account in proportion to its percentage of the Accumulation Value. The maximum annual charge for GIPR 2.0 is 1.50% for the 12-15 and 20 year terms of the amount that is guaranteed. For GIPR 2.0 Rider Resets, the current charge ranges from 0.45% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.175% per quarter), depending on the rider term you select. This charge may change for future resets of the guaranteed amount. (See “THE POLICIES – Riders – Guaranteed Investment Protection Rider 2.0 (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR 2.0. (See “OTHER CHARGES-Rider Risk Charge Adjustment

(optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider 2.0 is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Annual Death Benefit Reset Rider (“ADBR”) (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. In most jurisdictions this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

If you purchased the Investment Protection Plan/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we will deduct a reduced IPP and ADBR rider charge each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. For IPP + ADBR package rider resets (applied for on or after February 15, 2010), the current charge is 0.65% of the amount that is guaranteed under the IPP rider, applied on a quarterly basis. For IPP + ADBR package rider resets (applied for prior to February 15, 2010), the current charge is 0.75% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the current charge that is assessed for that rider, if purchased separately.

If you purchased the Investment Protection Plan II/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we will deduct a reduced IPP II and ADBR rider charge each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the IPP II and ADBR rider charges is 2.00%. For IPP II + ADBR package rider resets, the current charge is 0.65% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”), we will deduct a reduced GIPR and ADBR rider charge each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the GIPR + ADBR rider charges is 2.00%. For GIPR + ADBR package rider resets, the current charge is 0.65% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you purchased the Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”), we will deduct a reduced GIPR 2.0 and ADBR rider charge each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the GIPR 2.0 + ADBR rider charges is 2.00%. For GIPR 2.0 + ADBR package rider resets, the current charge ranges from 0.40% to 0.65% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you purchased the Enhanced Beneficiary Benefit (“EBB”) Rider (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions this charge will be deducted from each Allocation Option and from the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should consult your registered representative to determine the percentage we are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

6. What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 18 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

In some states, NYLIAC is offering an individual single premium version of the New York Life Premier Plus Variable Annuity policy.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. How are premium payments allocated?

If the application is in Good Order, we will issue the policy and allocate the initial premium payment to the Allocation Options you have selected within two (2) Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be credited to your Policy at the close of the Business Day on which they were received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”) We will apply the Premium Credit and/or Breakpoint Credit (if applicable) on your premium payment to the Allocation Option and/or the DCA Advantage Account at the same time that we allocate your premium payment.

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and/or the DCA Advantage Account and the number of Allocation Options and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

8. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium polices, this is modified as indicated in Appendix 1 of this Prospectus.

9. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and if you are under age 59 1/2, a 10% penalty tax may apply. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals— (b) Partial Withdrawals and (c) Periodic Partial Withdrawals.”)

10. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) We may offer other options, at our discretion, where permitted by state law.

11. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

(a)

the Accumulation Value, less any outstanding loan balance, less Premium Credit amounts applied within the 12 months immediately preceding the date of death, as of the day we receive a claim form in Good Order, or

(b)	the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 12 (Also see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”)

12. What happens if my spouse is the Beneficiary?

If you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

13. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order less any Premium Credit(s), but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

14. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

15. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. Loans are not available for policies issued in the State of New York. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

16. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All NYLIAC requirements must be met for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

17. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers (only a registered representative can make transfers by telephone), you must send a completed Variable Product Electronic and Telephone Trading Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

18. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 18. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

Acceptance of subsequent premium payments is subject to our Suitability Standards.

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2018 and 2017, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2018, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on July 27, 2009. Therefore, values and units shown for 2009 are for the period from July 27, 2009 to December 31, 2009. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Balanced – Service Class
2018	19.22	17.47	825
2017	17.80	19.22	960
2016	16.46	17.80	954
2015	17.22	16.46	914
2014	15.83	17.22	829
2013	13.24	15.83	663
2012	12.01	13.24	419
2011	11.91	12.01	247
2010	10.68	11.91	109
2009	10.00	10.68	7

MainStay VP Bond – Service Class
2018	11.86	11.52	1,048
2017	11.64	11.86	1,142
2016	11.46	11.64	1,299
2015	11.65	11.46	1,279
2014	11.22	11.65	1,297
2013	11.65	11.22	1,274
2012	11.34	11.65	1,522
2011	10.78	11.34	1,012
2010	10.19	10.78	588
2009	10.00	10.19	71

MainStay VP Conservative Allocation – Service Class
2018	15.89	14.59	2,942
2017	14.62	15.89	3,403
2016	14.01	14.62	3,660
2015	14.48	14.01	3,944
2014	14.15	14.48	3,701
2013	12.76	14.15	3,257
2012	11.75	12.76	2514
2011	11.63	11.75	1742
2010	10.58	11.63	737
2009	10.00	10.58	155

MainStay VP Cushing Renaissance Advantage – Service Class
2018	9.94	7.05	56
2017	9.39	9.94	55
2016	7.43	9.39	70
2015(e)	10.00	7.43	8

MainStay VP Eagle Small Cap Growth – Initial Class
2018	16.30	14.61	91
2017	13.49	16.30	138
2016	12.47	13.49	162
2015	12.79	12.47	200

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	12.69	12.79	229
2013	9.85	12.69	247
2012(b)	10.00	9.85	283

MainStay VP Eagle Small Cap Growth – Service Class
2018	14.75	13.19	135
2017	12.24	14.75	140
2016	11.34	12.24	133
2015	11.66	11.34	250
2014	11.60	11.66	163
2013(c)	10.00	11.60	36

MainStay VP Emerging Markets Equity – Service Class
2018	9.60	7.48	387
2017	6.83	9.60	473
2016	6.56	6.83	480
2015	7.98	6.56	528
2014	9.23	7.98	479
2013	9.95	9.23	387
2012(b)	10.00	9.95	316

MainStay VP Epoch U.S. Equity Yield – Service Class
2018	21.14	19.65	662
2017	18.15	21.14	789
2016	17.64	18.15	878
2015	18.68	17.64	1,025
2014	17.49	18.68	969
2013	13.68	17.49	808
2012	12.06	13.68	589
2011	12.48	12.06	470
2010	10.76	12.48	307
2009	10.00	10.76	65

MainStay VP Epoch U.S. Small Cap – Service Class
2018	24.83	20.45	203
2017	21.85	24.83	241
2016	19.17	21.85	288
2015	20.32	19.17	269
2014	19.43	20.32	254
2013	14.36	19.43	215
2012	12.98	14.36	118
2011	13.60	12.98	64
2010	11.08	13.60	45
2009	10.00	11.08	11

MainStay VP Fidelity Institutional AM® Utilities – Service Class
2018	14.47	14.31	2,658
2017	12.85	14.47	3,195
2016	11.75	12.85	3,539
2015	13.99	11.75	3,833
2014	12.65	13.99	3,649
2013	10.72	12.65	2,762
2012(b)	10.00	10.72	1,674

MainStay VP Floating Rate – Service Class
2018	12.51	12.26	2,289
2017	12.26	12.51	2,294
2016	11.52	12.26	2,517
2015	11.70	11.52	2,585
2014	11.82	11.70	2,565

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2013	11.53	11.82	2,280
2012	10.97	11.53	1,424
2011	10.94	10.97	1,085
2010	10.31	10.94	560
2009	10.00	10.31	74

MainStay VP Growth Allocation – Service Class
2018	21.40	18.31	874
2017	17.78	21.40	970
2016	16.84	17.78	1,077
2015	17.72	16.84	1,107
2014	17.22	17.72	816
2013	13.41	17.22	399
2012	11.84	13.41	206
2011	12.39	11.84	200
2010	10.98	12.39	145
2009	10.00	10.98	37

MainStay VP Income Builder – Service Class
2018	19.51	18.15	838
2017	17.67	19.51	976
2016	16.48	17.67	1,015
2015	17.40	16.48	991
2014	16.41	17.40	931
2013	14.13	16.41	635
2012	12.52	14.13	270
2011	12.25	12.52	137
2010	10.88	12.25	74
2009	10.00	10.88	6

MainStay VP Indexed Bond – Service Class
2018	10.02	9.76	74
2017(g)	10.00	10.02	0

MainStay VP IQ Hedge Multi-Strategy – Service Class
2018(j)	8.28	7.56	1,532
2017	8.46	8.28	1,742
2016	8.61	8.46	1,835
2015	9.52	8.61	1,956
2014	11.02	9.52	1,979
2013(c)	10.00	11.02	1,110

MainStay VP Janus Henderson Balanced – Initial Class
2018	15.61	15.41	156
2017	13.40	15.61	177
2016	13.02	13.40	208
2015	13.14	13.02	219
2014	12.29	13.14	239
2013	10.40	12.29	250
2012(b)	10.00	10.40	272

MainStay VP Janus Henderson Balanced – Service Class
2018	15.38	15.15	2,034
2017	13.24	15.38	2,085
2016	12.89	13.24	2,109
2015	13.05	12.89	2,300
2014	12.23	13.05	2,098
2013	10.38	12.23	1,850
2012(b)	10.00	10.38	1,490

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP Large Cap Growth – Service Class
2018	26.43	26.85	752
2017	20.34	26.43	873
2016	21.22	20.34	921
2015	20.36	21.22	1,022
2014	18.76	20.36	847
2013	14.01	18.76	722
2012	12.62	14.01	548
2011	12.90	12.62	364
2010	11.32	12.90	207
2009	10.00	11.32	48

MainStay VP MacKay Common Stock – Service Class
2018	25.87	23.90	166
2017	21.47	25.87	197
2016	20.05	21.47	190
2015	20.26	20.05	177
2014	18.03	20.26	246
2013	13.54	18.03	94
2012	11.83	13.54	51
2011	11.87	11.83	26
2010	10.74	11.87	13
2009	10.00	10.74	3

MainStay VP MacKay Convertible – Service Class
2018	20.17	19.34	908
2017	18.35	20.17	1,058
2016	16.69	18.35	1,043
2015	17.24	16.69	1,176
2014	16.27	17.24	1,161
2013	13.23	16.27	1,024
2012	12.35	13.23	815
2011	13.22	12.35	708
2010	11.43	13.22	398
2009	10.00	11.43	73

MainStay VP MacKay Government – Service Class
2018	10.60	10.39	733
2017	10.58	10.60	732
2016	10.67	10.58	833
2015	10.82	10.67	765
2014	10.54	10.82	776
2013	11.01	10.54	778
2012	10.79	11.01	828
2011	10.38	10.79	563
2010	10.04	10.38	344
2009	10.00	10.04	27

MainStay VP MacKay Growth – Service Class
2018	22.23	20.88	95
2017	17.37	22.23	120
2016	17.63	17.37	120
2015	17.52	17.63	129
2014	16.41	17.52	131
2013	13.41	16.41	100
2012	11.89	13.41	77
2011	12.28	11.89	26
2010	11.16	12.28	20

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2009	10.00	11.16	3

MainStay VP MacKay High Yield Corporate Bond – Service Class
2018	16.90	16.33	6,819
2017	16.11	16.90	8,173
2016	14.13	16.11	8,839
2015	14.63	14.13	8,833
2014	14.65	14.63	9,609
2013	14.00	14.65	9,039
2012	12.58	14.00	7,017
2011	12.07	12.58	4,216
2010	10.92	12.07	2,406
2009	10.00	10.92	387

MainStay VP MacKay International Equity – Service Class
2018	14.93	12.95	507
2017	11.47	14.93	622
2016	12.30	11.47	586
2015	11.80	12.30	723
2014	12.35	11.80	718
2013	10.94	12.35	547
2012	9.33	10.94	385
2011	11.33	9.33	349
2010	11.00	11.33	222
2009	10.00	11.00	51

MainStay VP MacKay Mid Cap Core – Service Class
2018	28.88	24.94	396
2017	24.70	28.88	428
2016	22.64	24.70	466
2015	23.96	22.64	491
2014	21.35	23.96	505
2013	15.30	21.35	359
2012	13.27	15.30	169
2011	13.94	13.27	125
2010	11.49	13.94	70
2009	10.00	11.49	16

MainStay VP MacKay S&P 500 Index – Service Class
2018	26.60	24.92	821
2017	22.32	26.60	953
2016	20.38	22.32	969
2015	20.54	20.38	888
2014	18.47	20.54	715
2013	14.26	18.47	461
2012	12.57	14.26	250
2011	12.57	12.57	161
2010	11.17	12.57	64
2009	10.00	11.17	14

MainStay VP MacKay Small Cap Core – Service Class
2018	13.15	10.95	310
2017	11.77	13.15	343
2016(f)	10.00	11.77	400

MainStay VP MacKay Unconstrained Bond – Service Class
2018	11.55	11.20	2,826
2017	11.23	11.55	3,338
2016	10.65	11.23	3,473
2015	11.12	10.65	4,443

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	11.12	11.12	2,993
2013	10.88	11.12	1,557
2012	9.74	10.88	630
2011(a)	10.00	9.74	130

MainStay VP Mellon Natural Resources – Initial Class
2018	7.09	4.97	872
2017	7.25	7.09	1,020
2016	5.15	7.25	1,231
2015	7.80	5.15	1,243
2014	9.77	7.80	1,115
2013	8.95	9.77	1,011
2012(b)	10.00	8.95	962

MainStay VP Moderate Allocation – Service Class
2018	17.79	15.99	2,701
2017	15.77	17.79	3,082
2016	15.11	15.77	3,343
2015	15.65	15.11	3,523
2014	15.25	15.65	3,096
2013	13.04	15.25	2,578
2012	11.81	13.04	2,116
2011	11.92	11.81	1,487
2010	10.74	11.92	689
2009	10.00	10.74	94

MainStay VP Moderate Growth Allocation – Service Class
2018	19.87	17.41	4,049
2017	17.07	19.87	4,588
2016	16.18	17.07	4,925
2015	16.88	16.18	5,136
2014	16.45	16.88	4,981
2013	13.32	16.45	4,149
2012	11.84	13.32	3,170
2011	12.21	11.84	2,082
2010	10.89	12.21	974
2009	10.00	10.89	74

MainStay VP PIMCO Real Return – Service Class
2018	9.39	8.97	1,479
2017	9.25	9.39	1,605
2016	8.95	9.25	1,710
2015	9.35	8.95	1,881
2014	9.29	9.35	2,027
2013	10.41	9.29	2,170
2012(b)	10.00	10.41	2,246

MainStay VP T. Rowe Price Equity Income – Service Class
2018	17.44	15.51	523
2017	15.30	17.44	637
2016	13.12	15.30	703
2015	14.35	13.12	727
2014	13.57	14.35	692
2013	10.61	13.57	558
2012(b)	10.00	10.61	375

MainStay VP U.S. Government Money Market – Initial Class
2018	8.75	8.72	1,631
2017	8.85	8.75	1,279
2016	9.00	8.85	1,830

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	9.15	9.00	2,221
2014	9.30	9.15	2,101
2013	9.45	9.30	1,557
2012	9.61	9.45	1,425
2011	9.77	9.61	1,206
2010	9.93	9.77	425
2009	10.00	9.93	39

American Funds IS Asset Allocation Fund – Class 4
2018(i)	10.00	9.48	158

American Funds IS Blue Chip Income and Growth Fund – Class 4
2018	10.59	9.49	117
2017(h)	10.00	10.59	2

American Funds IS Global Small Capitalization Fund – Class 4
2018	11.37	9.98	67
2017	9.20	11.37	61
2016	9.19	9.20	43
2015(e)	10.00	9.19	17

American Funds IS Growth Fund – Class 4
2018	10.21	9.99	56
2017(h)	10.00	10.21	0

American Funds IS New World Fund® – Class 4
2018	11.41	9.62	335
2017	8.99	11.41	401
2016	8.70	8.99	287
2015	9.15	8.70	284
2014(d)	10.00	9.15	106

BlackRock® Global Allocation V.I. Fund – Class III
2018	12.11	11.01	1,888
2017	10.83	12.11	2,143
2016	10.60	10.83	2,290
2015	10.89	10.60	2,597
2014	10.86	10.89	2,764
2013	9.65	10.86	2,459
2012	8.92	9.65	1,745
2011(a)	10.00	8.92	517

BlackRock® High Yield V.I. Fund – Class III
2018	10.86	10.37	438
2017	10.31	10.86	482
2016	9.28	10.31	454
2015	9.81	9.28	344
2014(d)	10.00	9.81	152

ClearBridge Variable Appreciation Portfolio – Class II
2018	11.05	10.66	22
2017(g)	10.00	11.05	0

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2018	8.33	7.03	17
2017	8.32	8.33	18
2016	7.53	8.32	20
2015(e)	10.00	7.53	20

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2018	11.28	10.28	128
2017	10.27	11.28	90
2016	9.40	10.27	35
2015(e)	10.00	9.40	1

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2018	24.01	19.32	115
2017	21.41	24.01	132
2016	16.40	21.41	187
2015	17.80	16.40	154
2014	17.56	17.80	165
2013	13.32	17.56	139
2012	12.17	13.32	97
2011	13.18	12.17	62
2010	10.59	13.18	30
2009	10.00	10.59	3

Delaware VIP® Small Cap Value Series – Service Class
2018	10.39	8.49	9
2017(g)	10.00	10.39	0

Dreyfus IP Technology Growth Portfolio – Service Shares
2018	31.28	30.37	260
2017	22.34	31.28	342
2016	21.75	22.34	325
2015	20.88	21.75	372
2014	19.92	20.88	287
2013	15.28	19.92	222
2012	13.47	15.28	179
2011	14.89	13.47	133
2010	11.68	14.89	96
2009	10.00	11.68	19

DWS Alternative Asset Allocation VIP – Class B
2018	10.55	9.41	136
2017	10.02	10.55	41
2016(f)	10.00	10.02	11

Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2018	24.89	22.86	1,532
2017	20.81	24.89	1,788
2016	19.64	20.81	1,913
2015	19.88	19.64	1,936
2014	18.11	19.88	1,600
2013	14.06	18.11	967
2012	12.30	14.06	597
2011	12.87	12.30	427
2010	11.19	12.87	254
2009	10.00	11.19	50

Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2018(i)	10.00	8.23	9

Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2018	22.82	20.53	332
2017	20.59	22.82	378
2016	17.79	20.59	464
2015	18.88	17.79	439
2014	17.70	18.88	453
2013	14.07	17.70	323
2012	12.22	14.07	210
2011	12.35	12.22	163
2010	10.92	12.35	109
2009	10.00	10.92	28

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2018	15.14	16.71	179
2017	11.47	15.14	138
2016	11.66	11.47	87
2015	11.25	11.66	304
2014(d)	10.00	11.25	17

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2018	24.52	20.55	325
2017	20.68	24.52	413
2016	18.78	20.68	502
2015	19.41	18.78	502
2014	18.61	19.41	489
2013	13.92	18.61	452
2012	12.36	13.92	411
2011	14.09	12.36	367
2010	11.14	14.09	227
2009	10.00	11.14	39

Invesco V.I. American Value Fund – Series II Shares
2018	13.82	11.84	132
2017	12.81	13.82	144
2016	11.30	12.81	232
2015	12.67	11.30	107
2014	11.77	12.67	108
2013(c)	10.00	11.77	18

Invesco V.I. International Growth Fund – Series II Shares
2018	10.91	9.10	373
2017	9.04	10.91	373
2016	9.25	9.04	385
2015	9.66	9.25	356
2014(d)	10.00	9.66	131

Janus Henderson Enterprise Portfolio – Service Shares
2018	10.19	9.96	32
2017(h)	10.00	10.19	0

Janus Henderson Global Research Portfolio – Service Shares
2018	19.39	17.72	144
2017	15.56	19.39	158
2016	15.53	15.56	167
2015	16.20	15.53	213
2014	15.37	16.20	188
2013	12.20	15.37	169
2012	10.35	12.20	97
2011	12.23	10.35	61
2010	10.76	12.23	45
2009	10.00	10.76	12

MFS® International Value Portfolio – Service Class
2018	11.33	10.06	72
2017(g)	10.00	11.33	33

MFS® Investors Trust Series – Service Class
2018	21.69	20.12	193
2017	17.92	21.69	198
2016	16.82	17.92	166
2015	17.11	16.82	157
2014	15.71	17.11	91
2013	12.13	15.71	50

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2012	10.37	12.13	10
2011	10.81	10.37	3
2010	9.91	10.81	3
2009	10.00	9.91	0

MFS® Research Series – Service Class
2018	25.64	24.06	141
2017	21.18	25.64	146
2016	19.85	21.18	145
2015	20.07	19.85	64
2014	18.56	20.07	61
2013	14.30	18.56	42
2012	12.43	14.30	18
2011	12.73	12.43	9
2010	11.19	12.73	2
2009	10.00	11.19	0

Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2018	12.12	10.97	177
2017	11.98	12.12	228
2016	11.43	11.98	329
2015	11.40	11.43	321
2014	8.96	11.40	231
2013(c)	10.00	8.96	74

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2018	26.49	24.34	250
2017	21.62	26.49	326
2016	21.10	21.62	306
2015	21.24	21.10	483
2014	20.12	21.24	302
2013	15.46	20.12	218
2012	14.02	15.46	156
2011	14.22	14.02	73
2010	11.23	14.22	46
2009	10.00	11.23	14

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2018	11.06	11.10	921
2017	10.96	11.06	966
2016	10.47	10.96	996
2015	10.62	10.47	933
2014(d)	10.00	10.62	414

PIMCO VIT Low Duration Portfolio – Advisor Class
2018	9.91	9.77	92
2017	9.95	9.91	73
2016(f)	10.00	9.95	55

PIMCO VIT Total Return Portfolio – Advisor Class
2018	10.39	10.15	1,053
2017	10.08	10.39	1,049
2016	9.98	10.08	1,023
2015	10.12	9.98	924
2014(d)	10.00	10.12	369

Victory VIF Diversified Stock Fund – Class A Shares
2018	22.08	18.82	36
2017	17.75	22.08	37
2016	17.37	17.75	40
2015	18.22	17.37	41

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	16.81	18.22	37
2013	12.76	16.81	22
2012	11.16	12.76	21
2011	12.17	11.16	19
2010	11.02	12.17	13
2009	10.00	11.02	2

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.
(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.
(g)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(h)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(i)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.
(j)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Balanced – Service Class
2018	22.31	20.61	5,729
2017	20.33	22.31	6,821
2016	18.48	20.33	7,596
2015	19.02	18.48	7,711
2014	17.20	19.02	6,704
2013	14.15	17.20	5,370
2012	12.63	14.15	3,483
2011	12.31	12.63	2,271
2010	10.86	12.31	943
2009	10.00	10.86	62

MainStay VP Bond – Service Class
2018	13.65	13.48	6,832
2017	13.17	13.65	7,842
2016	12.76	13.17	8,766
2015	12.76	12.76	8,612
2014	12.09	12.76	8,523
2013	12.34	12.09	8,149
2012	11.82	12.34	8,229
2011	11.05	11.82	5,253
2010	10.27	11.05	2,894
2009	10.00	10.27	384

MainStay VP Conservative Allocation – Service Class
2018	18.21	16.99	14,257
2017	16.48	18.21	16,595
2016	15.53	16.48	18,331
2015	15.79	15.53	20,162
2014	15.18	15.79	19,954
2013	13.46	15.18	18,068
2012	12.19	13.46	13,788
2011	11.88	12.19	8,323
2010	10.63	11.88	3,346
2009	10.00	10.63	453

MainStay VP Cushing Renaissance Advantage – Service Class
2018	10.39	7.49	493
2017	9.65	10.39	614
2016	7.51	9.65	657
2015(e)	10.00	7.51	184

MainStay VP Eagle Small Cap Growth – Initial Class
2018	17.96	16.36	535
2017	14.62	17.96	698
2016	13.29	14.62	818
2015	13.41	13.29	989
2014	13.08	13.41	1,188
2013	10.00	13.08	1,375
2012(b)	10.00	10.00	1,722

MainStay VP Eagle Small Cap Growth – Service Class
2018	15.93	14.48	1,154
2017	13.00	15.93	1,057
2016	11.85	13.00	931
2015	11.99	11.85	1,143

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	11.72	11.99	564
2013(c)	10.00	11.72	187

MainStay VP Emerging Markets Equity – Service Class
2018	10.57	8.38	3,716
2017	7.41	10.57	5,000
2016	6.99	7.41	4,936
2015	8.36	6.99	5,358
2014	9.52	8.36	5,323
2013	10.10	9.52	4,102
2012(b)	10.00	10.10	3,784

MainStay VP Epoch U.S. Equity Yield – Service Class
2018	25.04	23.67	4,487
2017	21.15	25.04	5,275
2016	20.22	21.15	6,102
2015	21.06	20.22	6,761
2014	19.39	21.06	6,708
2013	14.92	19.39	5,306
2012	12.94	14.92	3,647
2011	13.17	12.94	3,108
2010	11.17	13.17	1,946
2009	10.00	11.17	365

MainStay VP Epoch U.S. Small Cap – Service Class
2018	28.75	24.07	1,687
2017	24.89	28.75	2,016
2016	21.48	24.89	2,081
2015	22.39	21.48	2,306
2014	21.06	22.39	2,135
2013	15.31	21.06	1,699
2012	13.61	15.31	811
2011	14.03	13.61	486
2010	11.25	14.03	341
2009	10.00	11.25	77

MainStay VP Fidelity Institutional AM® Utilities – Service Class
2018	15.94	16.02	20,262
2017	13.93	15.94	24,555
2016	12.53	13.93	26,997
2015	14.67	12.53	30,131
2014	13.05	14.67	27,861
2013	10.87	13.05	19,591
2012(b)	10.00	10.87	10,209

MainStay VP Floating Rate – Service Class
2018	14.45	14.40	12,972
2017	13.93	14.45	13,341
2016	12.88	13.93	14,305
2015	12.86	12.88	15,329
2014	12.78	12.86	15,356
2013	12.27	12.78	12,474
2012	11.48	12.27	8,231
2011	11.26	11.48	5,344
2010	10.44	11.26	2,910
2009	10.00	10.44	555

MainStay VP Growth Allocation – Service Class
2018	24.56	21.37	10,725
2017	20.07	24.56	12,111

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	18.70	20.07	13,661
2015	19.35	18.70	14,402
2014	18.50	19.35	9,869
2013	14.17	18.50	3,975
2012	12.30	14.17	2,160
2011	12.67	12.30	1,933
2010	11.04	12.67	1,289
2009	10.00	11.04	216

MainStay VP Income Builder – Service Class
2018	22.58	21.35	5,503
2017	20.11	22.58	6,763
2016	18.45	20.11	7,118
2015	19.16	18.45	6,965
2014	17.77	19.16	6,052
2013	15.05	17.77	4,018
2012	13.12	15.05	1,564
2011	12.63	13.12	564
2010	11.03	12.63	187
2009	10.00	11.03	51

MainStay VP Indexed Bond – Service Class
2018	10.13	10.04	434
2017(g)	10.00	10.13	98

MainStay VP IQ Hedge Multi-Strategy – Service Class
2018(j)	8.94	8.30	14,253
2017	8.99	8.94	16,313
2016	9.00	8.99	17,390
2015	9.79	9.00	18,459
2014	11.14	9.79	17,625
2013(c)	10.00	11.14	7,608

MainStay VP Janus Henderson Balanced – Initial Class
2018	17.19	17.26	878
2017	14.53	17.19	1,061
2016	13.87	14.53	1,222
2015	13.78	13.87	1,388
2014	12.68	13.78	1,531
2013	10.55	12.68	1,704
2012(b)	10.00	10.55	1,885

MainStay VP Janus Henderson Balanced – Service Class
2018	16.94	16.97	14,653
2017	14.35	16.94	15,604
2016	13.74	14.35	16,903
2015	13.68	13.74	17,290
2014	12.62	13.68	16,082
2013	10.53	12.62	14,631
2012(b)	10.00	10.53	11,228

MainStay VP Large Cap Growth – Service Class
2018	30.73	31.75	5,213
2017	23.27	30.73	5,521
2016	23.87	23.27	6,108
2015	22.54	23.87	6,420
2014	20.42	22.54	5,313
2013	15.00	20.42	4,279
2012	13.30	15.00	3,259
2011	13.37	13.30	2,245

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2010	11.53	13.37	1,380
2009	10.00	11.53	250

MainStay VP MacKay Common Stock – Service Class
2018	30.58	28.72	1,690
2017	24.96	30.58	2,069
2016	22.93	24.96	2,310
2015	22.79	22.93	2,126
2014	19.95	22.79	1,554
2013	14.74	19.95	651
2012	12.66	14.74	284
2011	12.50	12.66	164
2010	11.13	12.50	105
2009	10.00	11.13	35

MainStay VP MacKay Convertible – Service Class
2018	23.20	22.61	7,467
2017	20.76	23.20	7,626
2016	18.57	20.76	7,829
2015	18.87	18.57	8,458
2014	17.52	18.87	7,254
2013	14.01	17.52	5,811
2012	12.87	14.01	4,127
2011	13.54	12.87	3,733
2010	11.52	13.54	2,275
2009	10.00	11.52	392

MainStay VP MacKay Government – Service Class
2018	12.25	12.21	3,184
2017	12.02	12.25	3,463
2016	11.92	12.02	4,394
2015	11.89	11.92	4,022
2014	11.40	11.89	3,781
2013	11.71	11.40	3,644
2012	11.29	11.71	4,298
2011	10.68	11.29	2,669
2010	10.17	10.68	1,515
2009	10.00	10.17	252

MainStay VP MacKay Growth – Service Class
2018	25.77	24.61	433
2017	19.81	25.77	515
2016	19.78	19.81	669
2015	19.33	19.78	743
2014	17.81	19.33	604
2013	14.32	17.81	554
2012	12.49	14.32	378
2011	12.69	12.49	201
2010	11.34	12.69	122
2009	10.00	11.34	17

MainStay VP MacKay High Yield Corporate Bond – Service Class
2018	19.54	19.21	38,388
2017	18.33	19.54	44,727
2016	15.81	18.33	46,644
2015	16.10	15.81	50,200
2014	15.86	16.10	48,956
2013	14.91	15.86	41,359
2012	13.18	14.91	31,147

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2011	12.43	13.18	17,329
2010	11.06	12.43	8,564
2009	10.00	11.06	1,682

MainStay VP MacKay International Equity – Service Class
2018	17.12	15.10	3,969
2017	12.94	17.12	4,416
2016	13.65	12.94	4,831
2015	12.89	13.65	5,248
2014	13.27	12.89	5,202
2013	11.55	13.27	3,811
2012	9.69	11.55	2,844
2011	11.57	9.69	2,646
2010	11.06	11.57	1,671
2009	10.00	11.06	347

MainStay VP MacKay Mid Cap Core – Service Class
2018	32.47	28.51	2,955
2017	27.32	32.47	3,467
2016	24.64	27.32	3,918
2015	25.64	24.64	4,234
2014	22.48	25.64	4,165
2013	15.85	22.48	2,886
2012	13.52	15.85	1,397
2011	13.97	13.52	1,034
2010	11.33	13.97	579
2009	10.00	11.33	115

MainStay VP MacKay S&P 500 Index – Service Class
2018	30.43	28.98	6,437
2017	25.11	30.43	6,987
2016	22.55	25.11	6,421
2015	22.36	22.55	5,602
2014	19.78	22.36	4,251
2013	15.02	19.78	2,483
2012	13.02	15.02	1,199
2011	12.81	13.02	783
2010	11.20	12.81	463
2009	10.00	11.20	73

MainStay VP MacKay Small Cap Core – Service Class
2018	13.52	11.45	2,832
2017	11.89	13.52	3,227
2016(f)	10.00	11.89	3,652

MainStay VP MacKay Unconstrained Bond – Service Class
2018	12.90	12.71	22,568
2017	12.34	12.90	26,429
2016	11.51	12.34	27,576
2015	11.82	11.51	29,394
2014	11.63	11.82	22,578
2013	11.19	11.63	9,822
2012	9.85	11.19	4,002
2011(a)	10.00	9.85	998

MainStay VP Mellon Natural Resources – Initial Class
2018	7.81	5.57	7,903
2017	7.86	7.81	9,263
2016	5.48	7.86	9,980
2015	8.18	5.48	10,752

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	10.08	8.18	9,394
2013	9.08	10.08	8,019
2012(b)	10.00	9.08	7,711

MainStay VP Moderate Allocation – Service Class
2018	20.41	18.65	19,959
2017	17.80	20.41	22,425
2016	16.77	17.80	24,732
2015	17.09	16.77	26,413
2014	16.37	17.09	25,938
2013	13.78	16.37	23,767
2012	12.27	13.78	18,836
2011	12.18	12.27	13,036
2010	10.80	12.18	5,897
2009	10.00	10.80	569

MainStay VP Moderate Growth Allocation – Service Class
2018	23.50	20.93	36,495
2017	19.86	23.50	41,492
2016	18.51	19.86	45,771
2015	19.01	18.51	49,465
2014	18.22	19.01	47,673
2013	14.50	18.22	41,132
2012	12.68	14.50	32,612
2011	12.87	12.68	22,018
2010	11.28	12.87	8,355
2009	10.00	11.28	800

MainStay VP PIMCO Real Return – Service Class
2018	10.34	10.05	9,959
2017	10.02	10.34	11,124
2016	9.54	10.02	11,936
2015	9.80	9.54	12,937
2014	9.58	9.80	14,568
2013	10.56	9.58	15,509
2012(b)	10.00	10.56	15,792

MainStay VP T. Rowe Price Equity Income – Service Class
2018	19.22	17.37	3,225
2017	16.58	19.22	3,951
2016	13.99	16.58	4,240
2015	15.04	13.99	4,334
2014	14.00	15.04	4,023
2013	10.76	14.00	3,025
2012(b)	10.00	10.76	1,874

MainStay VP U.S. Government Money Market – Initial Class
2018	10.05	10.19	12,765
2017	10.01	10.05	10,431
2016	10.01	10.01	16,837
2015	10.01	10.01	15,996
2014	10.01	10.01	10,483
2013	10.00	10.01	10,333
2012	10.00	10.00	10,000
2011	10.00	10.00	7,744
2010	10.00	10.00	2,659
2009	10.00	10.00	725

American Funds IS Asset Allocation Fund – Class 4
2018(i)	10.00	9.58	1,517

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
American Funds IS Blue Chip Income and Growth Fund – Class 4
2018	10.61	9.67	833
2017(h)	10.00	10.61	38

American Funds IS Global Small Capitalization Fund – Class 4
2018	11.88	10.60	380
2017	9.46	11.88	353
2016	9.29	9.46	194
2015(e)	10.00	9.29	173

American Funds IS Growth Fund – Class 4
2018	10.23	10.18	754
2017(h)	10.00	10.23	43

American Funds IS New World Fund® – Class 4
2018	12.12	10.39	3,327
2017	9.39	12.12	3,246
2016	8.94	9.39	3,227
2015	9.25	8.94	3,192
2014(d)	10.00	9.25	1,137

BlackRock® Global Allocation V.I. Fund – Class III
2018	13.52	12.49	20,559
2017	11.89	13.52	23,207
2016	11.45	11.89	25,582
2015	11.57	11.45	28,104
2014	11.35	11.57	29,719
2013	9.92	11.35	27,094
2012	9.02	9.92	18,939
2011(a)	10.00	9.02	5,287

BlackRock® High Yield V.I. Fund – Class III
2018	11.53	11.20	4,140
2017	10.77	11.53	4,192
2016	9.54	10.77	4,134
2015	9.92	9.54	3,785
2014(d)	10.00	9.92	1,629

ClearBridge Variable Appreciation Portfolio – Class II
2018	11.18	10.95	197
2017(g)	10.00	11.18	50

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2018	8.70	7.47	173
2017	8.55	8.70	193
2016	7.61	8.55	180
2015(e)	10.00	7.61	62

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2018	11.79	10.92	1,198
2017	10.55	11.79	1,229
2016	9.50	10.55	539
2015(e)	10.00	9.50	105

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2018	28.42	23.26	1,201
2017	24.93	28.42	1,354
2016	18.78	24.93	1,507
2015	20.05	18.78	1,488
2014	19.46	20.05	1,551
2013	14.52	19.46	1,270
2012	13.05	14.52	756
2011	13.90	13.05	480

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2010	10.99	13.90	291
2009	10.00	10.99	39

Delaware VIP® Small Cap Value Series – Service Class
2018	10.41	8.65	137
2017(h)	10.00	10.41	19

Dreyfus IP Technology Growth Portfolio – Service Shares
2018	35.97	35.51	2,517
2017	25.27	35.97	2,626
2016	24.21	25.27	2,499
2015	22.85	24.21	2,555
2014	21.44	22.85	2,106
2013	16.19	21.44	1,740
2012	14.03	16.19	1,595
2011	15.26	14.03	1,188
2010	11.77	15.26	612
2009	10.00	11.77	135

DWS Alternative Asset Allocation VIP – Class B
2018	10.84	9.83	952
2017	10.13	10.84	529
2016(f)	10.00	10.13	296

Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2018	29.14	27.21	11,073
2017	23.97	29.14	12,512
2016	22.25	23.97	13,846
2015	22.16	22.25	15,206
2014	19.84	22.16	11,423
2013	15.15	19.84	6,028
2012	13.05	15.15	3,372
2011	13.42	13.05	2,621
2010	11.48	13.42	1,745
2009	10.00	11.48	316

Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2018(i)	10.00	8.32	83

Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2018	26.34	24.09	1,543
2017	23.38	26.34	1,682
2016	19.86	23.38	2,002
2015	20.74	19.86	2,063
2014	19.12	20.74	2,060
2013	14.96	19.12	1,706
2012	12.78	14.96	981
2011	12.70	12.78	660
2010	11.05	12.70	428
2009	10.00	11.05	99

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2018	16.09	18.05	2,006
2017	11.99	16.09	1,642
2016	11.98	11.99	1,429
2015	11.37	11.98	1,824
2014(d)	10.00	11.37	221

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2018	28.60	24.38	2,945
2017	23.73	28.60	3,436
2016	21.20	23.73	3,688

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	21.55	21.20	4,028
2014	20.33	21.55	4,105
2013	14.96	20.33	3,618
2012	13.06	14.96	3,222
2011	14.65	13.06	2,809
2010	11.39	14.65	1,720
2009	10.00	11.39	272

Invesco V.I. American Value Fund – Series II Shares
2018	14.92	13.00	982
2017	13.60	14.92	1,152
2016	11.81	13.60	1,430
2015	13.03	11.81	1,644
2014	11.90	13.03	1,276
2013(c)	10.00	11.90	487

Invesco V.I. International Growth Fund – Series II Shares
2018	11.59	9.83	3,831
2017	9.45	11.59	3,994
2016	9.51	9.45	4,287
2015	9.77	9.51	3,917
2014(d)	10.00	9.77	1,400

Janus Henderson Enterprise Portfolio – Service Shares
2018	10.22	10.15	778
2017(h)	10.00	10.22	42

Janus Henderson Global Research Portfolio – Service Shares
2018	22.52	20.93	1,240
2017	17.78	22.52	1,419
2016	17.46	17.78	1,563
2015	17.91	17.46	1,863
2014	16.71	17.91	1,846
2013	13.05	16.71	1,526
2012	10.89	13.05	834
2011	12.66	10.89	509
2010	10.96	12.66	426
2009	10.00	10.96	131

MFS® International Value Portfolio – Service Class
2018	11.45	10.34	743
2017(g)	10.00	11.45	426

MFS® Investors Trust Series – Service Class
2018	27.84	26.26	1,468
2017	22.63	27.84	1,565
2016	20.90	22.63	1,655
2015	20.90	20.90	1,625
2014	18.88	20.90	763
2013	14.33	18.88	256
2012	12.06	14.33	156
2011	12.36	12.06	82
2010	11.15	12.36	66
2009	10.00	11.15	13

MFS® Research Series – Service Class
2018	29.20	27.85	689
2017	23.72	29.20	666
2016	21.87	23.72	677
2015	21.75	21.87	691
2014	19.79	21.75	586

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2013	14.99	19.79	424
2012	12.82	14.99	175
2011	12.91	12.82	84
2010	11.17	12.91	57
2009	10.00	11.17	7

Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2018	13.09	12.05	2,242
2017	12.73	13.09	3,229
2016	11.94	12.73	4,153
2015	11.72	11.94	3,861
2014	9.06	11.72	3,066
2013(c)	10.00	9.06	845

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2018	30.63	28.62	2,194
2017	24.59	30.63	2,391
2016	23.61	24.59	2,712
2015	22.38	23.61	3,189
2014	21.78	23.38	1,903
2013	16.47	21.78	1,435
2012	14.69	16.47	989
2011	14.65	14.69	385
2010	11.38	14.65	140
2009	10.00	11.38	14

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2018	11.75	11.99	8,255
2017	11.45	11.75	9,363
2016	10.76	11.45	9,515
2015	10.74	10.76	8,871
2014(d)	10.00	10.74	2,903

PIMCO VIT Low Duration Portfolio – Advisor Class
2018	10.19	10.21	1,282
2017	10.06	10.19	1,059
2016(f)	10.00	10.06	619

PIMCO VIT Total Return Portfolio – Advisor Class
2018	11.04	10.97	8,649
2017	10.53	11.04	9,359
2016	10.26	10.53	9,379
2015	10.23	10.26	8,155
2014(d)	10.00	10.23	2,760

Victory VIF Diversified Stock Fund – Class A Shares
2018	25.20	21.85	254
2017	19.93	25.20	304
2016	19.18	19.93	320
2015	19.80	19.18	374
2014	17.96	19.80	400
2013	13.41	17.96	300
2012	11.54	13.41	183
2011	12.38	11.54	128
2010	11.02	12.38	93
2009	10.00	11.02	12

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.

(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.
(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.
(g)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(h)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(i)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.
(j)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $158.4 billion at the end of 2018. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account III currently consists of 92 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 68 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are made available by us in connection with the policy at no extra charge. The Asset Allocation Models are designed and intended to be used within the context of your relationship with your registered representative. Currently, you can work with your registered representative to select one of five (5) Asset Allocation Models at a time, with each model specifying percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value in accordance with an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 16 of this Prospectus, calling us or going to www.newyorklife.com. Your request is subject to model availability.

Each Asset Allocation Model is designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. Working with your registered representative, you can use the Asset Allocation Models to help you diversify your Accumulation Value among asset classes to seek to attain an investment goal and reduce volatility over the long term.

The Asset Allocation Models are static but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. If you have selected the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0 (“GIPR” or “GIPR 2.0”) and have opted to allocate your premium payments to one of the available Asset Allocation Models, your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages. If you have not purchased GIPR or GIPR 2.0, you may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentages by notifying us in writing at one of the addresses listed in Question 16 of this Prospectus.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will notify you if we offer new Asset Allocation Models, if there is a material change in our arrangement with our Asset Allocation Model designer, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any Asset Allocation Model you have selected is still suitable for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a currently offered Asset Allocation Model, subject to investment restrictions for maintaining the Investment Protection Plan Rider, the Investment

Protection Plan II Rider, GIPR or GIPR 2.0, if applicable, you may do so by notifying us in writing at one of the addresses listed in Question 16 of this Prospectus.

The Asset Allocation Models were designed on our behalf, and provided to us by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. QS Investors provided research and business support services relating to the Asset Allocation Models and selected the Investment Divisions to populate each Asset Allocation Model from information that we provided about the available Investment Divisions. The Asset Allocation Models are general in nature and not tailored or personalized for you. We are QS Investors’ sole client with respect to the Asset Allocation Models. Furthermore, QS Investors designed the Asset Allocation Models in early 2018 for availability as of May 1, 2018, and is not responsible for updating the models in response to market and economic conditions or other factors. QS Investors has authorized us to make the Asset Allocation Models available for use in connection with the policy. The Asset Allocation Models are designed and intended for use within the context of relationships between registered representatives and their clients. New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust, provided asset allocation models prior to May 1, 2018 (the “Former Asset Allocation Models”).

The currently offered Asset Allocation Models are available to all policyholders. Any Former Asset Allocation Models are available only to those policyholders who allocated to those Asset Allocation Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of a Former Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

You may change your allocation to a particular Asset Allocation Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model, subject to investment restrictions for maintaining the Investment Protection Plan Rider, the Investment Protection Plan II Rider, GIPR or GIPR 2.0, if applicable. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions than those specified by the Asset Allocation Model, you will need to transfer out of that Asset Allocation Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Reallocation”.) You may also have amounts held in the DCA Advantage Account or under the Interest Sweep option allocated to an Asset Allocation Model.

If you wish to allocate your policy’s Accumulation Value in accordance with an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate the Asset Allocation Models and their attendant risks, and select an Asset Allocation Model that is suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representatives, we have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you and your registered representative select an Asset Allocation Model. Consequently, you along with your registered representative are responsible for your decision to allocate your Accumulation Value in accordance with the Asset Allocation Models, and for your selection of the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value or change your premium allocation instructions. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 16, by telephone, or through www.newyorklife.com. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your Accumulation Value will increase or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. To keep your Accumulation Value at these initial percentages in line with your current investment objective, consider choosing the Automatic Asset Reallocation option. (See “THE POLICIES- Automatic Asset Reallocation”.)

Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

QS Investors received a fee from NYLIAC to design the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors is subject to competing interests that may have influenced its design of the Asset Allocation Models. For example, because affiliates of QS Investors advise Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may benefit from including the ClearBridge Variable Appreciation Investment Division in one or more of the Asset Allocation Models. Payments from NYLIAC to QS Investors to design the Asset Allocation Models may also influence QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in these Asset Allocation Models. QS Investors may not have included certain Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. QS Investors considered many factors in selecting Investment Divisions for the Asset Allocation Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investments is also subject to competing interests that impact the composition of the Asset Allocation Models as well as its design of the Former Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the Asset Allocation Models and Former Asset Allocation Models. MainStay VP Investment Divisions represent such a significant percentage of the Asset Allocation Models and the Former Asset Allocation Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the Former Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a Former Asset Allocation Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models and the Former Asset Allocation Models.

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: IndexIQ Advisors LLC	MainStay VP IQ Hedge Multi-Strategy

	Subadvisers: MacKay Shields LLC (“MacKay”) and NYL Investors	MainStay VP Balanced

Subadviser: MacKay

MainStay VP MacKay Common Stock

MainStay VP MacKay Convertible

MainStay VP MacKay Government

MainStay VP MacKay Growth

MainStay VP MacKay High Yield Corporate Bond

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay S&P 500 Index

MainStay VP MacKay Small Cap Core

MainStay VP MacKay Unconstrained Bond

	Subadviser: Cushing Asset Management LP	MainStay VP Cushing® Renaissance Advantage

	Subadvisers: Candriam Belgium and MacKay	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Mellon Investments Corporation	MainStay VP Mellon Natural Resources

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management CompanySM (“CRMC”)

American Funds IS Asset Allocation Fund

American Funds IS Blue Chip Income and Growth Fund

American Funds IS Global Small Capitalization Fund

American Funds IS Growth Fund

American Funds IS New World Fund®

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
BlackRock® Variable Series Funds, Inc. BlackRock® Variable Series Funds II, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Small Cap Value Fund

Delaware VIP® Trust	Delaware Management Company	Delaware VIP® Small Cap Value Series

Deutsche DWS Variable Series II	DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	DWS Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers

Fidelity® VIP ContrafundSM Portfolio

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP FundsManager® 60% Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Henderson Enterprise Portfolio Janus Henderson Global Research Portfolio

MFS® Variable Insurance Trust MFS® Variable Insurance Trust II	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series MFS® International Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to an Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date you signed the form, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “APPENDIX 3 - STATE VARIATIONS” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. Non-Qualified Policies provide for retirement income other than through a tax-qualified plan. Qualified Policies are for use with any one of the tax-qualified plans listed below.

(1)

TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions for policies issued in connection with ERISA 403(b) plans;

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	A Fixed Account (if available) that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a policy, you must complete an application (acceptance of applications is subject to NYLIAC’s rules and we reserve the right to reject any application). The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 18 of this prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 18 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account (if available) you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is less than$1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 16 of this prospectus, and we agree.

Premium Credit

We will apply a Premium Credit to your Accumulation Value at the time of each premium payment. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the Premium Credit Rate schedule then in effect, and will never be less than 2.00%. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy (“Total Accumulated Premiums”). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Premium Credits applied to such payments using the Premium Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Premium Credit amounts resulting from such adjustments as of the date we receive the later premium payment (for single premium policies, “Premium Credit” is modified in Appendix 1 of this Prospectus).

As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:

Total Accumulated Premiums		Credit Rate
at least	less than
$4,000	$100,000	2.75%
$100,000	$500,000	3.00%
$500,000*	unlimited	4.00%

*	Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval. (See “POLICY APPLICATION AND PREMIUM PAYMENTS.”)

You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if you and up to four of your immediate family members purchase a New York Life Premier Plus Variable Annuity policy at the same time and the aggregate premium paid on all of the policies is at least $1,000,000. In order to aggregate premiums among immediate family members, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated. NYLIAC reserves the right to reject any request for aggregation of policies.

With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the Total Accumulated Premium ranges applicable to future premium payments under your policy. Subsequent premium payments will receive the Premium Credit Rate then in effect for the applicable range. In setting the Premium Credit Rates and associated ranges, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC’s competitive position in the marketplace.

We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK”).”) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months immediately preceding the date of death of the Owner. (See “DEATH BEFORE ANNUITY COMMENCEMENT.”)

Premium Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Premium Credits to be premium payments for purposes of any discussion in this prospectus. Premium Credits are also not considered to be your investment in the policy for tax purposes.

Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs charge to help recover the cost of providing the Premium Credit under the policy. (See “CHARGES AND DEDUCTIONS” and “SELECTING THE VARIABLE ANNUITY THAT’S RIGHT FOR YOU.”) Over time, the amount of the Premium Credit may be more than offset by those higher charges. We expect to make a profit from those charges.

There may be circumstances in which the purchase of a New York Life Premier Plus Variable Annuity is less advantageous than the purchase of another New York Life variable annuity which might have lower fees but no Premium Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the surrender charge period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Premium Credit may exceed the sum of the Premium Credit and any related earnings. You should consider this possibility before purchasing the policy.

Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you needed to return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you were entitled by law to receive the total of premium payments less any prior partial withdrawals, we would have promptly returned the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC received the policy along with a written request for cancellation in Good Order less any Premium Credit(s), but without any deduction for premium taxes or a surrender charge. We set forth the Free Look provision in your policy.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after you reach age 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than 75.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0-75 for Inherited IRAs). We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an Asset Allocation Model or to the Fixed Account (if available) any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”). No transfers are allowed from the DCA Advantage Account to the Fixed Account (if available). Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep or the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com.”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 16 of this prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request at www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 16 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging programs, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES-Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	view and download policy statements;

•	modify an existing Automatic Asset Reallocation arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 16 of this Prospectus.

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 16 of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., such as Social Security number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Reallocation (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Variable Product Electronic and Telephone Trading Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative, or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you purchased the GIPR or GIPR 2.0 Rider, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Dollar Cost Averaging Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging program.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP MacKay Common Stock—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33

Total	$400	$38.00	43.83

The average unit price is calculated as follows:
Total unit price	=	$38.00	=	$9.50

Number of months		4

The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13

Total units purchased		43.83

In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if available). You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 16 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine.

You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

(b) The DCA Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You can request the DCA Advantage Account in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 16 of this Prospectus.

You must allocate a minimum of $5,000 to the DCA Advantage Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. You may not make transfers from the DCA Advantage Account into the Fixed Account (if available). However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2019 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2019, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2019 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received. However, we do not permit such transfers if GIPR or GIPR 2.0 is in effect.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 16 of this Prospectus or use any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in Question 17 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order us to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone or internet as described in Question 17 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. Also note that Interest Sweep is not available for policies issued in the State of New York.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model, the DCA Advantage Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA

ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply Premium Credits and any Breakpoint Credits to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments.

We will credit that portion of each premium payment (and any Premium Credit or Breakpoint Credits thereon) you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include three riders under the policy: A Living Needs Benefit/Unemployment Rider (available in jurisdictions where approved on and after May 1, 2010), an Unemployment Benefit Rider for Non- Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, and a Living Needs Benefit Rider for all types of policies. The combination Living Needs Benefit/Unemployment Rider will replace both the Living Needs Benefit Rider and Unemployment Benefit Rider in jurisdictions where approved on and after May 1, 2010. As described below, the Living Needs Benefit and Unemployment Benefit riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. Policies issued before July 1, 2013 also included the Breakpoint Credit Rider at no additional charge.

We also offer the Investment Protection Plan Rider (available only with policies purchased before July 16, 2012), Investment Protection Plan II Rider (available only with policies purchased before May 1, 2013, in most jurisdictions), Guaranteed Investment Protection Rider (available only with policies purchased before May 1, 2014, or in jurisdictions where GIPR 2.0 has not been approved), Guaranteed Investment Protection Rider 2.0 (available only with policies purchased May 1, 2014 or later), Annual Death Benefit Reset Rider and Enhanced Beneficiary Benefit (EBB) Rider, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is selected) at no additional cost. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Investment Protection Plan, Investment Protection Plan II, Guaranteed Investment Protection and Guaranteed Investment Protection 2.0 riders may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined holding period (10—12 years, or for the Guaranteed Investment Protection Rider 2.0, 12-15 or 20 years, as applicable). These riders can allow clients to allocate funds to the Investment Divisions with greater confidence by understanding that if their allocations perform poorly over their rider’s holding period, they will not receive less than the rider’s guaranteed amount when their holding period ends.

The Annual Death Benefit Reset (ADBR) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance. The Enhanced Beneficiary Benefit (EBB) rider may be appropriate for individuals who do not want to leave a tax liability to their beneficiary(ies) following their death as a result of gains inside their policy.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For

Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a) Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c) Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d) Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 16 of this Prospectus.

(b) Living Needs Benefit Rider

If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at VPSC. There is no additional charge for this rider.

(c) Unemployment Benefit Rider

For all Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at VPSC. There is no additional charge for this rider.

(d) Investment Protection Plan Rider (optional)

The Investment Protection Plan Rider is available only in jurisdictions where approved and with policies purchased before July 16, 2012. If you purchase this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. To select this rider for in force policies, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter.

(See “OTHER CHARGES—INVESTMENT PROTECTION PLAN RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal (“IPP Proportional Withdrawal”). The IPP Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under the IPP Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under the rider will depend on when you select or reset it:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment and Premium Credit thereon plus any additional premium payments and Premium Credits thereon we receive in the first Policy Year, less all IPP Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

(ii)

While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all IPP Proportional Withdrawals. The Rider will take effect on the next Policy Anniversary following the date VPSC receives your application for the rider, in Good Order, at one of the addresses listed in Question 16 of this Prospectus.

(iii)

Resetting the guaranteed amount (“Rider Reset”): You may request to reset the amount that is guaranteed at any time while the rider is in effect subject to the following limitations: (1) the latest available reset date for Non-qualified Policies is ten (10) years prior to the Annuity Commencement Date and (2) for Qualified Policies, you must be age 65 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP Proportional Withdrawals. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN RIDER CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) In addition, upon reset, your allocation restrictions may change. Please contact your registered representative for more information.

In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

If you selected this rider on or after February 15, 2010, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. In addition, you may not have more than 25% of your policy’s Accumulation Value allocated to the Fixed Account on the rider’s effective date for in-force policies. The Investment Division restrictions associated with the IPP Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP Rider meet your investment objectives and risk tolerance. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP Rider is selected. The version of the IPP Rider that became available on or after February 15, 2010 is the same as the version of the rider available prior to February 15, 2010 in all other respects. The allowable Allocation Options under the IPP Rider available on or after February 15, 2010 are as follows:

Fixed Account*

MainStay VP Balanced—Service Class

MainStay VP Bond—Service Class

MainStay VP Conservative Allocation—Service Class

MainStay VP Fidelity Institutional AM® Utilities—Service Class

MainStay VP Floating Rate—Service Class

MainStay VP Income Builder—Service Class

MainStay VP Indexed Bond—Service Class

MainStay VP IQ Hedge Multi-Strategy—Service Class

MainStay VP Janus Henderson Balanced—Service Class

MainStay VP Janus Henderson Balanced—Initial Class

MainStay VP MacKay Convertible—Service Class

MainStay VP MacKay Government—Service Class

MainStay VP MacKay High Yield Corporate Bond—Service Class

MainStay VP MacKay Unconstrained Bond—Service Class

MainStay VP Moderate Allocation—Service Class

MainStay VP Moderate Growth Allocation—Service Class

MainStay VP PIMCO Real Return—Service Class

MainStay VP U.S. Government Money Market—Initial Class

American Funds IS Asset Allocation Fund—Class 4

BlackRock® Global Allocation V.I. Fund—Class III

BlackRock® High Yield V.I. Fund—Class III

Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2

DWS Alternative Asset Allocation VIP—Class B

Fidelity® VIP FundsManager® 60% Portfolio—Service Class

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class

PIMCO VIT Low Duration Portfolio—Advisor Class

PIMCO VIT Total Return Portfolio—Advisor Class

*

You may not allocate more than 25% of your initial premium payment to the Fixed Account. Also, for in-force policies, no more than 25% of your policy’s Accumulation Value may be allocated to the Fixed Account on the Rider’s effective date.

You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any Rider Reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the Rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of the rider after the 30-day period will be effective as of the date VPSC receives your cancellation request.

This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA, SEP IRA and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies. For policies issued prior to February 15, 2010, this rider is not available if more than 50% of the policy’s Accumulation Value is in the Fixed Account when the rider is selected.

This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	the rider is selected at the time of application;

(2)	an initial premium payment of $100,000 is made;

(3)	a Credit of $4,000 (based on the Premium Credit Rate at time of application) is applied to your policy;

(4)	no additional premium payments are made;

(5)	a withdrawal of $20,000 is made in the eighth Policy Year;

(6)	the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.

The guaranteed amount at time of application was $104,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP Proportional Withdrawal. We calculated the amount of the IPP Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP Proportional Withdrawal from the initial guaranteed amount: ($104,000—$26,000) = $78,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $78,000 even though the Accumulation Value has decreased to $50,000.

(e) Investment Protection Plan II Rider (optional)

The Investment Protection Plan II Rider (“IPP II”) can only be purchased at the time of application. If you purchased IPP II, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under IPP II on the 12th policy anniversary of the effective date of IPP II (or the 12th policy anniversary of any reset of IPP II). IPP II will end on the 12th policy anniversary of the rider effective date (or any reset of IPP II). While IPP II is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN II RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under IPP II by the amount of the proportional withdrawal (“IPP II Proportional Withdrawal”). An IPP II Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under IPP II are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under IPP II is as follows:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment and any Premium Credit thereon plus any additional premium payments, Premium Credits and Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all IPP II Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. IPP II will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“IPP II Rider Reset”): You may request to reset the amount that is guaranteed at any time while IPP II is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP II Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for IPP II and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES— INVESTMENT PROTECTION PLAN II RIDER CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”). In addition, upon reset, your allocation restrictions may change. Typically, you would effect a reset in order to increase the guaranteed amount under IPP II. Please note that if you reset the guaranteed amount under IPP II, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to IPP II’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment, if applicable.

You will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP II Rider is selected. The allowable Allocation Options under IPP II are as follows:

Fixed Account*

MainStay VP Balanced—Service Class

MainStay VP Bond—Service Class

MainStay VP Conservative Allocation—Service Class

MainStay VP Fidelity Institutional AM® Utilities—Service Class

MainStay VP Floating Rate—Service Class

MainStay VP Income Builder—Service Class

MainStay VP Indexed Bond—Service Class

MainStay VP IQ Hedge Multi-Strategy—Service Class

MainStay VP Janus Henderson Balanced—Service Class

MainStay VP Janus Henderson Balanced—Initial Class

MainStay VP MacKay Convertible—Service Class

MainStay VP MacKay Government—Service Class

MainStay VP MacKay High Yield Corporate Bond—Service Class

MainStay VP MacKay Unconstrained Bond—Service Class

MainStay VP Moderate Allocation—Service Class

MainStay VP Moderate Growth Allocation—Service Class

MainStay VP PIMCO Real Return—Service Class

MainStay VP U.S. Government Money Market—Initial Class

American Funds IS Asset Allocation Fund—Class 4

BlackRock® Global Allocation V.I. Fund—Class III

BlackRock® High Yield V.I. Fund—Class III

Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2

DWS Alternative Asset Allocation VIP—Class B

Fidelity® VIP FundsManager® 60% Portfolio—Service Class

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class

PIMCO VIT Low Duration Portfolio—Advisor Class

PIMCO VIT Total Return Portfolio—Advisor Class

*	You may not allocate more than 25% of your initial premium payment to the Fixed Account.

The Investment Division restrictions associated with the IPP II Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP II Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP II Rider meet your investment objectives and risk tolerance.

With IPP II, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under IPP II on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of IPP II may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel IPP II within 30 days after delivery of the policy. To cancel, you must return IPP II to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel IPP II and refund any IPP II charges which may have been deducted. After this 30-day period, you still have the right to discontinue IPP II. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPP II charges that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of IPP II after the 30-day period will be effective as of the date VPSC receives your cancellation request.

IPP II is available with all Non-Qualified policies, IRA, SEP IRA, Simple IRA and Roth IRA policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

IPP II will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase IPP II only if you intend to keep the policy for at least 12 years.

Any withdrawal reduces the guaranteed amount and the amount of charges assessed for IPP II. However, please note that charges assessed for IPP II prior to the date of any withdrawals (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit from IPP II may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	IPP II is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Credit of $4,000 (based on the Premium Credit Rate at time of application) is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $104,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP II Proportional Withdrawal. We calculated the amount of the IPP II Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP II Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP II Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $28,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPP II Rider.

(f) Guaranteed Investment Protection Rider (optional)

The Guaranteed Investment Protection Rider (“GIPR”) can only be purchased at the time of application. If you purchased GIPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR on the 12th policy anniversary of the effective date of GIPR (or the 12th policy anniversary of any reset of GIPR). GIPR will end on the 12th policy anniversary of the rider effective date (or the most recent reset of GIPR). While GIPR is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider Charge (optional).”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under GIPR by the amount of the proportional withdrawal (“GIPR Proportional Withdrawal”). A GIPR Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under GIPR is as follows:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment and any Premium Credit thereon plus any additional premium payments, Premium Credits and Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all GIPR Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“GIPR Rider Reset”): You may request to reset the amount that is guaranteed at any time while GIPR is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all GIPR Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for GIPR and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES— Guaranteed Investment Protection Rider Charge (optional).” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). In addition, upon reset, your allocation restrictions may change. Typically, you would effect a reset in order to increase the guaranteed amount under GIPR. Please note that if you reset the guaranteed amount under GIPR, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

You will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in Appendix 2. You may not allocate any monies to the Fixed Account while GIPR is in effect. Upon any termination of GIPR, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR. The Fixed Account is not available for policies issued in the State of New York. If you select GIPR, Investment Division restrictions will apply to the Investment Divisions that you may choose during the accumulation phase. These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 16 of this Prospectus. The Asset Allocation Categories and the Asset Allocation Models available with GIPR are set forth in Appendix 2.

The Investment Division restrictions associated with the GIPR Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the GIPR Rider meet your investment objectives and risk tolerance.

With GIPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under GIPR on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of GIPR may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel GIPR within 30 days after delivery of the policy. To cancel, you must return GIPR to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR and refund any GIPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “Appendix 3 – State Variations”. The cancellation of GIPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.

GIPR is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

GIPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase GIPR only if you intend to keep the policy for at least 12 years.

Upon your death, GIPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR and the policy. If your spouse chooses to continue GIPR and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawal reduces the guaranteed amount and the amount of charges assessed for GIPR. While GIPR is in effect, partial withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit from GIPR may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	GIPR is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Credit of $4,000 (based on the Premium Credit Rates at the time of application) is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $104,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR Proportional Withdrawal. We calculated the amount of the GIPR Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $28,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR Rider.

(g) Guaranteed Investment Protection Rider 2.0 (optional)

The Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”) can only be purchased at the time of application. GIPR 2.0 allows you to choose among 5 different holding periods, or terms. If you purchased GIPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR 2.0 on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. You may request to reset the guaranteed amount under certain circumstances, as described below. Certain features of GIPR 2.0 relating to the 20 year rider term may not be available in all jurisdictions; contact your registered representative for more information.

GIPR 2.0 will end on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. The applicable policy anniversary depends on the term you choose. While GIPR 2.0 is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider 2.0 Charge (optional).”) When you make a withdrawal, we will reduce the amount that is guaranteed under GIPR 2.0 by the amount of the proportional withdrawal (“GIPR 2.0 Proportional Withdrawal”). A GIPR 2.0 Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under GIPR 2.0 is as follows:

(i)

At the time of application for 12, 13, 14, or 15 year terms: The amount that is guaranteed will equal 100% of the sum of all premium payments and Premium Credits thereon that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

(ii)

At the time of application for the 20 year term: The amount that is guaranteed will equal 150% of the sum of all premium payments, and Premium Credits thereon that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

(iii)	For all terms, premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR 2.0 will take effect on the Policy Date.

(iv)

Resetting the guaranteed amount (“GIPR 2.0 Rider Reset”): You may request to reset the amount that is guaranteed at any time while GIPR 2.0 is in effect as long as you (oldest Owner, if the Policy is jointly owned) and the Annuitant are age 75 or younger (for the 12, 13, 14 and 15 year terms), or age 70 or younger (for the 20 year term). To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will be increased to equal the Accumulation Value (for 12-15 year terms) or 150% of the Accumulation Value (for the 20 year term), on the next Policy Anniversary, less all GIPR 2.0 Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for GIPR 2.0 and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES— Guaranteed Investment Protection Rider 2.0 Charge (optional).” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). In addition, upon reset, your allocation restrictions may change. Typically, you would decide to reset in order to increase the guaranteed amount under GIPR 2.0. Please note that if you reset the guaranteed amount under GIPR 2.0, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary applicable to the original rider term you chose after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR 2.0’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

If you purchase GIPR 2.0, you will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2.

You may not allocate any monies to the Fixed Account while GIPR 2.0 is in effect. Upon any termination of GIPR 2.0, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR 2.0. The Fixed Account is not available for policies issued in the State of New York.

If you select GIPR 2.0, we will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available 2014 Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 16 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the

GIPR 2.0 Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR 2.0 Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with GIPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with GIPR 2.0 are set forth in Appendix 2.

If you choose to reset your guaranteed amount, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With GIPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) on the Policy Anniversary for the term you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under GIPR 2.0 may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel GIPR 2.0 within 30 days after delivery of the policy. To cancel, you must return GIPR 2.0 to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR 2.0 and refund any GIPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR 2.0. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR 2.0 charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “Appendix 3 – State Variations”. The cancellation of GIPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.

GIPR 2.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger (70 or younger for the 20-year term) on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

GIPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase GIPR 2.0 only if you intend to keep the policy for at least the rider term you choose (12-15 or 20 years).

In most jurisdictions, GIPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider. However, for policies issued in New York and California, we will not terminate GIPR 2.0 upon a change of ownership or an assignment

Upon your death, GIPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR 2.0 and the policy. If your spouse chooses to continue GIPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawal reduces the guaranteed amount and the amount of charges assessed for GIPR 2.0. While GIPR 2.0 is in effect, withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while GIPR 2.0 is in effect, you may not be able to receive the full value of GIPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, GIPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the rider term you choose. You should consult your tax advisor if you have any questions about the use of GIPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from GIPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	GIPR 2.0 with a 12, 13, 14, or 15 year term is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Credit of $4,000 (based on the Premium Credit Rates at the time of application) is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	The Accumulation Value on the Policy Anniversary corresponding to the term you chose has decreased to $50,000.

The guaranteed amount when we issued the policy was $104,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR 2.0 Proportional Withdrawal. We calculated the amount of the GIPR 2.0 Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR 2.0 Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR 2.0 Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000.

On the Policy Anniversary for the term you chose, the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $28,000.

If you had chosen the 20-year term, the guaranteed amount would have been $117,000 (150% of $78,000), and the one time adjustment would be $67,000.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR 2.0 Rider.

GIPR 2.0 Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the guaranteed amount for that Rider term, if that guaranteed amount is higher than the Accumulation Value or Adjusted Death Benefit Premium Payments on the date of death. For policies issued in New York, the death benefit for the 20-year rider term is 100% of the premium payments made in the first policy year (less any GIPR 2.0 Proportional Withdrawals) if that amount is higher than the death benefit available under the policy. However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the GIPR 2.0 guaranteed amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the GIPR 2.0 rider.

(h) Enhanced Beneficiary Benefit Rider (optional)

The Enhanced Beneficiary Benefit (EBB) Rider is available only at the time of application. The EBB Rider is not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you purchased this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Other Charges—Enhanced Beneficiary Benefit Rider Charge.”)

The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your age.

As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Owner at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%

When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES—Riders—Enhanced Spousal Continuance Rider), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy. As discussed below in “THE POLICIES—Riders—Enhanced Spousal Continuance Rider”, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

1.	The rider is elected at the time of application;

2.	You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

3.	A withdrawal of $20,000 is made in the fourth Policy Year;

4.	Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.	If you die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

6.	The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

(i) Enhanced Spousal Continuance Rider (optional)

If you purchased the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax-sheltered annuities.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Account).

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

(j) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application. The ADBR Rider is not available with the EBB Rider in the State of New Jersey. If you purchased this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)

the Accumulation Value, less any (outstanding loan balance and any) Premium Credits credited to the Accumulation Value if the Credits occurred within the immediately preceding twelve months of the date of death (unless prohibited by state law);

(b)	the Adjusted Death Benefit Premium Payments; or

(c)

the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary”, and less (i) any Premium Credits, if credited to the policy within the twelve months immediately preceding death and (ii) any proportional withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary. (Deduction of Premium Credits is not permitted in certain states; contact your registered representative for more information.); or

(d)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the first Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value on the first Policy Anniversary; and (b) the Adjusted Death Benefit Premium Payments. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary plus any Premium Payments made and, if applicable, any Premium Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary

If you purchased the ADBR Rider after May 1, 2011, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)

you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made); a Premium Credit of $8,000 (based on Premium Credit Rates at the time of application) is applied to this payment

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

$225,000

b)	the Adjusted Death Benefit Premium Payments

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

$225,000

2.

the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Premium Credits and/or Breakpoint Credits made since the prior Reset Anniversary (less any applicable Premium Credits, if credited to the Accumulation Value within the twelve months immediately preceding death), less ADBR Proportional Withdrawals since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy, or

3)	the date we terminate the policy.

Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.

You cannot cancel this Rider without surrendering your policy.

(k) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP Riders at a reduced cost. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP Rider, the IPP Rider charges will increase. See “CHARGES AND DEDUCTIONS — Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge” for more details.

(l) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP II Riders at a reduced cost. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP II Rider, the IPP II Rider charges will increase. See “CHARGES AND DEDUCTIONS — Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(m) Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider (“GIPR + ADBR”) or the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) when you applied for your policy, you will receive both the ADBR and GIPR or GIPR 2.0 Riders at a reduced cost. Please note that if GIPR or GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of your GIPR or GIPR 2.0 Rider, the rider charge will increase. See “CHARGES AND DEDUCTIONS — Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(n) Breakpoint Credit Rider (available only for policies purchased before July 1, 2013)

Under the Breakpoint Credit Rider, we will apply a Breakpoint Credit to that portion of the total amount of all premium payments that exceed $1,000,000, subject to the Breakpoint Credit Rate schedule that is in effect at the time such premium payment is made. The Breakpoint Credit is calculated as a percentage of that portion of an Eligible Premium Payment made to the policy. An Eligible Premium Payment is that portion of the total amount of all premium payments made to the policy in excess of $1,000,000. There is no additional charge for this rider.

The Breakpoint Credit applicable to a premium payment varies, depending on the total amount of the premium payment(s) received under the policy. The Breakpoint Credit is determined by multiplying each portion of an Eligible Premium Payment amount by the applicable Breakpoint Credit Rate, in accordance with the Breakpoint Credit Rate Schedule attached below. If more than one Breakpoint Credit Rate applies for an Eligible Premium Payment, the Breakpoint Credit is equal to the sum of the Breakpoint Credit amounts determined for each applicable Breakpoint Credit Rate.

As of the date of this Prospectus, the Breakpoint Credit Rates and Eligible Premium Payment(s) to which they apply are as follows:

Breakpoint Credit Rate Schedule

Eligible Premium Payment(s)		Breakpoint Credit Rate
That exceed(s)	Up to and including
$1,000,000*	$2,500,000	1.00%
$2,500,000	$5,000,000	1.50%
$5,000,000	$10,000,000	2.00%
$10,000,000	unlimited	2.50%

*	Premium Payments in excess of $1,000,000 are subject to prior approval by NYLIAC.

The Breakpoint Credit is applied to the Policy’s Accumulation Value concurrent with an Eligible Premium Payment. Breakpoint Credits and interest credited thereon are allocated to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments. Breakpoint Credits that are allocated to the Fixed Account (if applicable) and/or the DCA Advantage Account and interest earned thereon are held in NYLIAC’s General Account and invested by NYLIAC in accordance with applicable law.

Breakpoint Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Breakpoint Credits to be premium payments for purposes of any discussion in this Prospectus. Breakpoint Credits are also not considered to be your investment in the policy for tax purposes.

The Breakpoint Credit is funded by the reduction in sales and administrative costs that accrue from the sale of very large policies. As such, no additional fees or charges are passed along to policyowners in association with this credit.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 16, 17 and 18 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. You should review your reports and statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the confirmation with the transaction in question.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 17 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first two Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

(d)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(g)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(h)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.65% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For premium based policies, the M&E Charge is 1.75% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). Please note, in some jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is assessed. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Premium Credit.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, the policy service charge is waived for policies with $100,000 or more in Accumulation Value.

We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Protection Plan Rider Charge

The Investment Protection Plan Rider is available as an option under the policy. If you purchase the Investment Protection Plan, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-INVESTMENT PROTECTION PLAN RIDER.”) In most jurisdictions, we will deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

If you purchased the IPP Rider before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP Riders selected before February 15, 2010, the current Rider Reset charge is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter).

For IPP Riders selected on or after February 15, 2010, the current Rider and Rider Reset charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new charge for the rider may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. After a reset, we will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(d) Investment Protection Plan II Rider Charge

IPP II was available as an option under the policy at the time of application. If you purchased IPP II, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-Investment Protection Plan II Rider (optional).”) In most jurisdictions, we deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP II Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

If you reset the amount that is guaranteed, a new charge for IPP II may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(e) Guaranteed Investment Protection Rider Charge

GIPR was available as an option under the policy at the time of application. If you purchased GIPR, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-Guaranteed Investment Protection Rider (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions and DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For GIPR Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

If you reset the amount that is guaranteed, a new charge for GIPR may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset)

becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(f) Guaranteed Investment Protection Rider 2.0 Charge

GIPR 2.0 was available as an option under the policy at time of application. If you purchased GIPR 2.0, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-Guaranteed Investment Protection Rider 2.0 (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For GIPR 2.0 Rider Resets, the current charge for ranges from 0.45% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.175% per quarter), depending on the term you choose.

If you reset the amount that is guaranteed, a new charge for GIPR 2.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(g) Rider Risk Charge Adjustment

If you cancel the Investment Protection Plan Rider, the Investment Protection Plan II Rider, the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value in certain Investment Divisions or the DCA Advantage Account. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 16 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or “Guaranteed Investment Protection Rider 2.0 (optional)” as applicable). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the GIPR 2.0 Rider with a 20-year term, which has a 1.00% maximum. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

(h) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from your Accumulation Value or transaction proceeds.

(i) Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Reallocation do not count toward this transfer limit.

(j) Enhanced Beneficiary Benefit Rider Charge

If you purchased the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value.

The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this rider. This charge will not change once your policy is issued.

(k) Annual Death Benefit Reset (ADBR) Rider Charge

If you purchased the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

(l) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we deduct reduced ADBR and IPP rider charges each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased before February 15, 2010, the current IPP Rider reset charge is 0.75% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased after February 15, 2010, the current IPP Rider reset charges is 0.65%. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(m) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we deduct reduced ADBR and IPP II rider charges each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP II Rider charges is 2.00%. With the IPP II + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the IPP II + ADBR package, the current IPP II Rider reset charge is 0.65% of the amount that is guaranteed under the IPP II, applied on a quarterly basis. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(n) Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR rider charges each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR rider charges is 2.00%. With the GIPR + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR + ADBR package, the current GIPR Rider reset charge is 0.65% of the amount that is guaranteed under the GIPR, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(o) Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package Charge

If you purchased the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR 2.0 rider charges each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR 2.0 rider is 2.00%. With the GIPR 2.0 + ADBR package, the current ADBR rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR 2.0 + ADBR package, the current GIPR 2.0 Rider reset charge ranges from 0.40% to 0.65% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis, depending on the GIPR 2.0 term you choose. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 16 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 16 of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value, less any outstanding loan balance and any Premium Credits applied within the 12 months immediately preceding death (in states where permitted); or

(b)	the Adjusted Death Benefit Premium Payments.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account, if applicable, in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. If the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant and the policy will continue.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 16 of this Prospectus, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment Option. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the

same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

It is important to note that partial annuitizations reduce the Guaranteed Amount and death benefit proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 16 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 16 of this Prospectus, at www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send written notice to one of the addresses in Question 16 of the Prospectus.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available for policies issued in the State of New York. To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The Fixed Account is not available for policies issued in the State of New York.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Premium Credit, any Breakpoint Credits, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to the traditional Dollar Cost Averaging or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 16 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” equally applies to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Account and any Premium Credit and Breakpoint Credits thereon will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the

IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.
(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,000 for 2019 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2019 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Plus Variable Annuity policies during the fiscal years ended December 31, 2018, 2017 and 2016 were $2,972,667, $3,508,697 and $6,539,330, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Plus Variable Annuity Statement of Additional Information.

The New York Life Premier Plus Variable Annuity Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Premier Plus Variable Annuity Statement of Additional Information dated May 1, 2019:

Name

Address

City	State	Zip

APPENDIX 1 – INFORMATION REGARDING SINGLE PREMIUM POLICIES

Prospectus Dated May 1, 2019

NYLIAC offers an individual single premium version of the New York Life Premier Plus Variable Annuity policy in Mississippi and Washington. This Appendix modifies the May 1, 2019 Prospectus for the policies that describe the single premium version of the policies.

All capitalized terms have the same meaning as those in the Prospectus.

The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.

Accordingly, for single premium policies, the prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

When reading this Appendix together with the Prospectus, keep in mind that only one premium payment was permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) was applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Premium Credits and/or Breakpoint Credits thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Premium Credits and/or Breakpoint Credits thereon) should be read to mean an allocation of the premium or any portion thereof (and any Premium Credits and/or Breakpoint Credits thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy. The Premium Credit Rate is shown on the Policy Data Page of your policy.

In addition, replace the definition of “Premium Credit” in the Prospectus with the following:

Premium Credit—An amount we apply to your Accumulation Value at the time of your premium payment. The Premium Credit is calculated as a percentage (“Premium Credit Rate”) of the premium payment. Replace all references to “Payment Year” throughout the Prospectus with “Policy Year,” and delete the definition of “Payment Year.”

II. MAINTENANCE OF POLICY VALUE

Replace the paragraph under question “8.” and under “DISTRIBUTIONS UNDER THE POLICY—OUR RIGHT TO CANCEL” with the following:

If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy such that it would provide for Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy. We will notify you of Our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Replace the heading of question “8.” with: “8. MAY WE TERMINATE YOUR POLICY?”

APPENDIX 2 –

Investment Division Restrictions and Asset Allocation Models available with GIPR and GIPR 2.0

Asset Allocation Categories: Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds

MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Low Duration Portfolio
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Total Return Portfolio
MainStay VP PIMCO Real Return

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Balanced		MainStay VP Moderate Growth Allocation
MainStay VP Conservative Allocation		MainStay VP T. Rowe Price Equity Income
MainStay VP Epoch U.S. Equity Yield		American Funds IS Asset Allocation Fund
MainStay VP Fidelity Institutional AM® Utilities		American Funds IS Blue Chip Income and Growth
MainStay VP Growth Allocation		American Funds IS Growth Fund
MainStay VP Income Builder		BlackRock® Global Allocation V.I. Fund
MainStay VP IQ Hedge Multi-Strategy		ClearBridge Variable Appreciation Portfolio
MainStay VP Janus Henderson Balanced		DWS Alternative Asset Allocation VIP
MainStay VP Large Cap Growth		Fidelity® VIP ContrafundSM Portfolio
MainStay VP MacKay Common Stock		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP MacKay Convertible		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Growth		MFS® Investors Trust Series
MainStay VP MacKay S&P 500 Index		MFS® Research Series
MainStay VP Moderate Allocation		Victory VIF Diversified Stock Fund

Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage

MainStay VP Eagle Small Cap Growth

MainStay VP Emerging Markets Equity

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay Small Cap Core

MainStay VP Mellon Natural Resources

American Funds IS Global Small Capitalization Fund

American Funds IS New World Fund®

Columbia Variable Portfolio — Commodity Strategy

Columbia Variable Portfolio — Small Cap Value

Delaware VIP® Small Cap Value Series

Dreyfus IP Technology Growth Portfolio

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Invesco V.I. American Value Fund

Invesco V.I. International Growth Fund

Janus Henderson Enterprise Portfolio

Janus Henderson Global Research Portfolio

MFS® International Value Portfolio

Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

Asset Allocation Models

Moderately Aggressive

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Blue Chip Income and Growth Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

Moderate

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

Moderately Conservative	Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

14% PIMCO VIT International Bond Port (U.S. Dollar-        Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

Appendix 3

State Variations

State	Features/Benefits	State Variation
California	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.

Connecticut	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	(a) If you discontinue the rider we will not charge a Rider Risk Charge Adjustment. (b) An assignment of the policy does not terminate the GIPR or GIPR 2.0.

	See “THE POLICIES – Premium Credit”	We will not deduct from the death benefit proceeds any Premium Credit applied within 12 months immediately preceding the date of death of the Owner or Annuitant.

Florida	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five-year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of Premium Payments to the Fixed Account.

	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.

Massachusetts	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.

Michigan	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.

Montana	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.

	Interest on payment of death proceeds or withdrawals	If settlement payment or withdrawal payment is not made within the first thirty (30) days, it will include interest from the 30th day until the day the payment is released. Interest will be paid at the discount rate on 90-day commercial paper in effect at the Federal Reserve Bank in the Ninth Federal Reserve District at the time the payment is requested.

New Jersey	See “DEFINITIONS – Nonforfeiture Value”	NONFORFEITURE VALUE – The Nonforfeiture Value is equal to 90% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”

The Annuitant’s Age on the Annuity Commencement Date may not be greater than age 90.

If the Accumulation Value of the Policy is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date, NYLIAC will change the frequency of the payments to an annual mode.

NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five-year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of a Premium Payment to the Fixed Account.

Civil Union Partner Endorsement

Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

(a)   disbursed within five years of the original Owner’s death; or

(b) placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

See “THE POLICIES – Riders – Living Needs Benefit/Unemployment Rider”	The name of the Living Needs Benefit/Unemployment Rider is “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available. Also, the Terminal Illness Qualifying Event does not have to occur after the Policy Date.

See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”

The ADBR is not available with the EBB. Also, the total death benefit under the policy cannot exceed the greater of:

(a)     200% of the Adjusted Death Benefit Premium Payment(s), or

(b)     the Accumulation Value plus 50% of the gain

New York	See “DEFINITIONS—Nonforfeiture Value”	Nonforfeiture Value – The Nonforfeiture Value is equal to 100% of the Premium Payment(s) allocated to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Guaranteed Minimum Interest Rate) since the Payment Date, minus any amounts withdrawn or transferred from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.

	Fixed Account	The Fixed Account is not available in New York.

	Payment of interest on deferred death benefit payments	Death benefit payments deferred for more than seven (7) days from the date of receipt of all required information will receive interest accrued daily at the rate currently paid by us on proceeds left under the interest settlement alternative.

	See “CHARGES AND DEDUCTIONS – Other Charges”	Any rider charges applicable to the policy may not be deducted from the DCA Advantage Account.

	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.

See “THE POLICIES – Riders –Investment Protection Plan Rider (optional), Investment Protection Plan II Rider (optional), Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”

(a)     GIPR 2.0: While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)     GIPR 2.0: If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)     GIPR and GIPR 2.0: An ownership change or assignment of the policy does not terminate the rider.

(d)     The policy does not have a fixed account; therefore, the fixed account is not an investment option.

(e)     The GIPR 2.0 death benefit for the 20-year holding period is equal to the sum of all Premium Payments made in the first Policy Year, less any GIPR Proportional Withdrawals; however, if you have exercised the Rider Reset option, it is equal to the Policy’s Accumulation Value on the most recent Rider Reset Effective Date, less any GIPR Proportional Withdrawals made following the Rider Reset Effective Date.

	See “CHARGES AND DEDUCTIONS – Other Charges – Investment Protection Plan Rider Charge, Investment Protection Plan II Rider Charge, Guaranteed Investment Protection Rider Charge and Guaranteed Investment Protection Rider 2.0 Charge”	The IPP, IPP II, GIPR and GIPR 2.0 charge will be deducted from each Investment Division based on the funds in each rider Allocation Option each policy quarter. Charges are not deducted from the accumulation value in the DCA Advantage Account.

	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

	See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on payments of any partial withdrawal or full surrender request from the DCA Advantage Account deferred for ten (10) business days or more. If payments are deferred, we will pay interest at the rate currently paid on proceeds left under the interest settlement alternative, from the date we receive your written request at our Executive Office or service office. The interest will be added to and be part of the total sum paid.

	See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.

See “THE POLICIES – Premium Credit”

(a)     You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if at the time you purchase a New York Life Premier Plus Variable Annuity policy, you also purchased additional policies for this same product at the same time and the aggregate initial premium paid on all the policies is at least $1 million. To aggregate premiums, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated.

(b)     We will not deduct from the death benefit proceeds payable from the DCA Advantage Account any Premium Credit applied within 12 months immediately preceding the date of death of the Owner or Annuitant.

Oregon	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”

On  the Annuity Commencement Date, if you elect to have the Accumulation Value paid to you in a single sum, a Surrender Charge may also apply if the Annuity Commencement Date you elect occurs before the earlier of (a) the end of the surrender charge period applicable to your initial Premium Payment, or (b) the end of the 10th Policy Year.

	See “CHARGES AND DEDUCTIONS – Other Charges – Mortality and Expense Risk and Administrative Costs Charge”	M&E charges based on the adjusted premium payment cannot be based on premium in the DCA Advantage Account.

	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total Premium Payment(s) allocated to the Investment Divisions of the Separate Account reduced by withdrawals and applicable surrender charges in excess of any gain in the Policy.

	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account or the DCA Advantage Account	If the five-year Constant Maturity Treasury Rate minus 125 basis points is less than the Nonforfeiture Rate shown on the Policy Data Page, NYLIAC may refuse the allocation of all or a portion of a Premium Payment to the Fixed Account or the DCA Advantage Account

	See “THE POLICIES – Riders – Investment Protection Plan Rider (optional)”	If you discontinue the rider, we will not charge a Rider Risk Charge Adjustment. The name of the Investment Protection Plan rider is “Accumulation Value Protection Plan.”

Texas	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	The maximum Annuity Commencement Date allowed for the policy is age 115.

Washington	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	The maximum Annuity Commencement Date allowed for the policy is age 100.

	See “THE POLICIES – Riders –Investment Protection Plan Rider (optional), Investment Protection Plan II Rider (optional), Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	IPP with fund restrictions, IPP II, GIPR and GIPR 2.0: The Fixed Account is not available with these riders. Also, though the rider charge may be based on funds in the DCA Advantage Account, the charge may not be deducted from the DCA Advantage Account. The rider charge may only be deducted from the applicable investment divisions.

	See “CHARGES AND DEDUCTIONS – Other Charges – Investment Protection Plan Rider Charge, Investment Protection Plan II Rider Charge, Guaranteed Investment Protection Rider Charge and Guaranteed Investment Protection Rider 2.0 Charge”	IPP with fund restrictions, IPP II, GIPR and GIPR 2.0: The Rider Risk Charge Adjustment will not be deducted from the DCA Advantage Account.

Statement of Additional Information

May 1, 2019

for

New York Life Premier Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Premier Plus Variable Annuity Prospectus dated May 1, 2019. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Plus Variable Annuity Prospectus.

In some states, NYLIAC offers an individual single premium version of the Policies. Appendix 1 of this SAI modifies this SAI to describe the single premium version of the policies.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not

2

permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 16 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

3

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

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If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate Account as of December 31, 2018 and for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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APPENDIX 1

Statement of Additional Information

Dated May 1, 2019

NYLIAC offers an individual single premium version of the policy in some states. This Appendix modifies the May 1, 2019 Statement of Additional Information (“SAI”) for the policies that describe the single premium version of the Policies.

When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, We may receive parts of your purchase payment on different Business Days.

Accordingly, except in the circumstances described above, all references throughout the SAI to premium payments in the plural (and any Premium Credits and Breakpoint Credits (if applicable) thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

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Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.

PROSPECTUS Dated May 1, 2019

for

New York Life Premier Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Plus Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

NYLIAC will apply a Premium Credit to your premium payments. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies and, over time, the amount of the Premium Credit may be more than offset by those higher charges.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2019. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account and the Investment Divisions listed below. You may also allocate your premium payments to an Asset Allocation Model. The Investment Divisions and Asset Allocation Models listed below are available regardless of the M&E Charge structure that you choose.

•  MainStay VP Balanced — Service Class

•  MainStay VP Bond — Service Class

•  MainStay VP Conservative Allocation — Service Class

•  MainStay VP Cushing® Renaissance Advantage — Service Class

•  MainStay VP Eagle Small Cap Growth — Service Class

•  MainStay VP Emerging Markets Equity — Service Class[1]

•  MainStay VP Epoch U.S. Equity Yield — Service Class

•  MainStay VP Fidelity Institutional AM® Utilities — Service Class[2]

•  MainStay VP Floating Rate — Service Class

•  MainStay VP Growth Allocation — Service Class

•  MainStay VP Income Builder — Service Class

•  MainStay VP Indexed Bond — Service Class

•  MainStay VP IQ Hedge Multi-Strategy — Service Class[3]

•  MainStay VP Janus Henderson Balanced — Service Class

•  MainStay VP Large Cap Growth — Service Class

•  MainStay VP MacKay Common Stock — Service Class

•  MainStay VP MacKay Convertible — Service Class

•  MainStay VP MacKay Government — Service Class

•  MainStay VP MacKay Growth — Service Class[1]

•  MainStay VP MacKay High Yield Corporate Bond — Service Class

•  MainStay VP MacKay International Equity — Service Class

•  MainStay VP MacKay Mid Cap Core — Service Class

•  MainStay VP MacKay S&P 500 Index — Service Class

•  MainStay VP MacKay Small Cap Core — Service Class[4]

•  MainStay VP MacKay Unconstrained Bond — Service Class

•  MainStay VP Mellon Natural Resources — Initial Class[5]

•  MainStay VP Moderate Allocation — Service Class

•  MainStay VP Moderate Growth Allocation — Service Class

•  MainStay VP PIMCO Real Return — Service Class

•  MainStay VP T. Rowe Price Equity Income — Service Class[1]

•  MainStay VP U.S. Government Money Market — Initial Class

•  American Funds IS Asset Allocation Fund — Class 4

•  American Funds IS Blue Chip Income and Growth Fund — Class 4

•  American Funds IS Global Small Capitalization Fund — Class 4

•  American Funds IS Growth Fund — Class 4

•  American Funds IS New World Fund® — Class 4

•  BlackRock® Global Allocation V.I. Fund — Class III

•  BlackRock® High Yield V.I. Fund — Class III

•  ClearBridge Variable Appreciation Portfolio — Class II

•  Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•  Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•  Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•  Delaware VIP® Small Cap Value Series –– Service Class

•  Dreyfus IP Technology Growth Portfolio — Service Shares

•  DWS Alternative Asset Allocation VIP — Class B6

•  Fidelity® VIP ContrafundSM Portfolio — Service Class 2

•  Fidelity® VIP Emerging Markets Portfolio — Service Class 2

•  Fidelity® VIP Equity-Income PortfolioSM — Service Class 2

•  Fidelity® VIP FundsManager® 60% Portfolio — Service Class

•  Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•  Fidelity® VIP Health Care Portfolio — Service Class 2

•  Fidelity® VIP International Index Portfolio — Service Class 2

•  Fidelity® VIP Mid Cap Portfolio — Service Class 2

•  Invesco V.I. American Value Fund — Series II Shares

•  Invesco V.I. International Growth Fund — Series II Shares

•  Janus Henderson Enterprise Portfolio — Service Shares

•  Janus Henderson Global Research Portfolio — Service Shares

•  MFS® International Value Portfolio — Service Class

•  MFS® Investors Trust Series — Service Class

•  MFS® Research Series — Service Class

•  Morgan Stanley VIF U.S. Real Estate Portfolio — Class II

•  Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•  PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class[7]

•  PIMCO VIT Low Duration Portfolio — Advisor Class

•  PIMCO VIT Total Return Portfolio — Advisor Class

•  Victory VIF Diversified Stock Fund — Class A Shares[1]

[1]

New allocations to the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

[2]	Formerly known as MainStay VP MFS® Utilities.
[3]	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.
[4]	On May 1, 2019, MainStay VP Epoch U.S. Small Cap merged into MainStay VP MacKay Small Cap Core.
[5]	Formerly known as MainStay VP VanEck Global Hard Assets.
[6]	Formerly known as Deutsche Alternative Asset Allocation VIP.
[7]	Formerly known as PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged).

Please note that if you have purchased the Investment Preservation Rider, the Investment Preservation Rider 2.0, the Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0, there are restrictions regarding your ability to allocate your premium payments (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES-Riders- Investment Preservation Rider (optional), - Investment Preservation Rider 2.0 (optional), - Investment Preservation Rider 3.0 (optional) and - Investment Preservation Rider 4.0 (optional)” and “APPENDIX 1,” “APPENDIX 2” and “APPENDIX 3,” as applicable, for more information.

Asset Allocation Models

Aggressive	Moderately Aggressive
10% MainStay VP MacKay S&P 500 Index	10% MainStay VP MacKay S&P 500 Index
10% DWS Alternative Asset Allocation VIP	10% DWS Alternative Asset Allocation VIP
8% American Funds IS Blue Chip Income and Growth Fund	7% PIMCO VIT Total Return Portfolio
8% Janus Henderson Global Research Portfolio	7% MainStay VP MacKay High Yield Corporate Bond
7% MainStay VP MacKay Mid Cap Core	7% American Funds IS Blue Chip Income and Growth Fund
6% MFS® Investors Trust Series	7% MainStay VP MacKay Mid Cap Core
6% Fidelity® VIP Emerging Markets Portfolio	6% MainStay VP Bond
5% MainStay VP MacKay High Yield Corporate Bond	6% MFS® Investors Trust Series

  5% Columbia Variable Portfolio — Emerging Markets Bond

        Fund

  5% Fidelity® VIP ContrafundSM Portfolio

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond
        Fund

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

5% MFS® International Value Portfolio

Moderate	Moderately Conservative
10% MainStay VP MacKay S&P 500 Index	10% MainStay VP Bond
10% DWS Alternative Asset Allocation VIP	10% PIMCO VIT Total Return Portfolio
8% MainStay VP Bond	10% DWS Alternative Asset Allocation VIP
7% PIMCO VIT Total Return Portfolio	9% MainStay VP Indexed Bond
7% MainStay VP Indexed Bond	8% MainStay VP MacKay Government
7% MainStay VP MacKay High Yield Corporate Bond	7% MainStay VP MacKay High Yield Corporate Bond
6% MainStay VP MacKay Government	6% MainStay VP PIMCO Real Return

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond
        Fund

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Value Portfolio

  5% PIMCO VIT International Bond Portfolio (U.S. Dollar-

        Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond
        Fund

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

Conservative
14% PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
12% MainStay VP Bond
11% PIMCO VIT Total Return Portfolio
10% MainStay VP MacKay Government
10% MainStay VP Indexed Bond
10% DWS Alternative Asset Allocation VIP
7% MainStay VP PIMCO Real Return
7% MainStay VP MacKay High Yield Corporate Bond
5% Columbia Variable Portfolio — Emerging Markets Bond Fund
4% BlackRock® High Yield V.I. Fund
4% American Funds IS Blue Chip Income and Growth Fund
3% MFS® Research Series
3% MainStay VP MacKay Mid Cap Core

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Asset Allocation Model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

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This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

4

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and DCA Advantage Account reduced by any withdrawals (including Future Income Purchases, if any) and applicable surrender charges in excess of any gain in the policy.

Allocation Options —The Investment Divisions of the Separate Account, any Asset Allocation Model, the DCA Advantage Account and the Fixed Account.

Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments and, if any, Future Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The current model portfolios are designed by QS Investors, LLC (“QS Investors”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments and Premium Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments and Premium Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and rider charges deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account— An Allocation Option that permits dollar cost averaging over a six-month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and any Premium Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Premium Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Future Income Payments—Fixed periodic income payments that NYLIAC makes through the Future Income Rider after the Future Income Start Date.

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Future Income Purchases— Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the guaranteed amount under the Investment Preservation Rider or the amount of a death benefit under the base policy or the Annual Death Benefit Reset Rider.

Future Income Start Date—A date selected by you (in accordance with the terms of your policy) once you make your first Future Income Purchase. You can only change your Future Income Start Date one time.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Holding Period—A pre-determined Holding Period you select at the time of application for either an Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0. You can choose among five (5) different Holding Periods (12, 13, 14, 15 or 20 years).

Holding Period End Date—The 12,13,14,15 or 20th Policy Anniversary, as applicable, of (a) the Rider Effective Date or (b) the Rider Reset Effective Date, whichever is later.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IPR/IPR 2.0/IPR 3.0/IPR 4.0—Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0.

IPR Reset—Changing the guaranteed amount of the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0, as applicable, to make it equal the Accumulation Value or 150% of the Accumulation Value if you choose the 20-year Holding Period (less any applicable reductions) on the Policy Anniversary following your request.

Life Income - Guaranteed Period Payment Option—The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 16 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY II.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed after issue, who is entitled to exercise all rights under the policy.

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Payee—The individual designated to receive Income Payments under the policy or the Future Income Rider.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Credit—An additional credit we will apply to your Accumulation Value at the time of your premium payments. The Premium Credit is calculated as a percentage of (each) premium payment(s) and will never be less than the guaranteed minimum premium credit rate displayed on the Policy Data Page (the “Premium Credit Rate”). The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy. The Premium Credit Rate schedule as of the date of this prospectus is described in the section entitled “Premium Credit.” With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the total premium payment ranges applicable to future premium payments under this policy.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Return of Premium Death Benefit —The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.

Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.

Rider Effective Date—The date on which the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 Rider, as applicable, is effective and the date from which the Holding Period End Date is measured. This date is stated on the rider Data Page. After an IPR reset, this date is the same as the “Rider Reset Effective Date.”

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Step-up Death Benefit—the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

7

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Transfer Fee	Guaranteed maximum charge: $30 Current charge: $0[2]

1

In Payment Years 3 and beyond, the percentage applied to calculate the maximum surrender charge is as follows: 7% during Payment Year 3; 6% during Payment Year 4; 5% during Payment Year 5; 4% during Payment Year 6; 3% during Payment Year 7; 2% during Payment Year 8; and 0% thereafter.

2

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “CHARGES AND DEDUCTIONS—Other Charges— (f) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge[1]	$30	$30
Guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.60% (During the Surrender Charge Period for the initial premium) 1.40% (After the Surrender Charge Period for the initial premium)	1.70% (During the Surrender Charge Period for the initial premium) 1.50% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for on or after May 1, 2016	1.50% (During the Surrender Charge Period for the initial premium) 1.30% (After the Surrender Charge Period for the initial premium)	1.60% (During the Surrender Charge Period for the initial premium) 1.40% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for before May 1, 2016	1.60% (During the Surrender Charge Period for the initial premium) 1.40% (After the Surrender Charge Period for the initial premium)	1.70% (During the Surrender Charge Period for the initial premium) 1.50% (After the Surrender Charge Period for the initial premium)

1

Waived for (i) policies with $100,000 or more Accumulation Value based on each Policy Anniversary and (ii) policies that (a) purchase the IPR 4.0 and (b) the cumulative first year premium(s) are greater than or equal to $25,000 for the entirety of the Policy.

8

Optional Rider Charges: Investment Preservation Rider 4.0 (“IPR 4.0”)

Guaranteed maximum Charge for IPR 4.0 (calculated as an annualized percentage of the amount that is guaranteed under the IPR 4.0, deducted on a quarterly basis)

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

1.50% 1.50% 1.50% 1.50% 1.50%

Current Charge for IPR 4.0 (calculated as an annualized percentage of the amount that is guaranteed under the IPR 4.0, deducted on a quarterly basis)

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

0.70% 0.60% 0.55% 0.50% 0.60%

Current and guaranteed maximum Rider Risk Charge Adjustment for IPR 4.0 (one-time charge for cancellation of the IPR 4.0; calculated as a percentage of the amount guaranteed)

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 2.00% 2.00% 1.00%

Optional Rider Charges: Investment Preservation Rider (“IPR”) (applied for prior to May 1, 2016) (No Longer

Available for Purchase)

Guaranteed maximum Charge for IPR (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

1.50% 1.50% 1.50% 1.50% 1.50%

Current Charge for IPR Resets (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

0.70% 0.60% 0.55% 0.45% 0.55%

Current and guaranteed maximum Rider Risk Charge Adjustment for IPR (one-time charge for cancellation of the IPR; calculated as a percentage of the amount guaranteed)

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 2.00% 2.00% 1.00%

9

Optional Rider Charges: Investment Preservation Rider (“IPR”) (applied for on or after May 1, 2016),

Investment Preservation Rider 2.0 (“IPR 2.0”) and Investment Preservation Rider 3.0 (“IPR 3.0”) (No Longer

Available for Purchase)

Guaranteed maximum Charge for IPR, IPR 2.0 and IPR 3.0 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, IPR 2.0 and IPR 3.0, deducted on a quarterly basis)

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

1.50% 1.50% 1.50% 1.50% 1.50%

Current Charge for IPR, IPR 2.0 and IPR 3.0 Resets (calculated as an annualized percentage of the amount that is guaranteed under the IPR, IPR 2.0 and IPR 3.0, deducted on a quarterly basis)

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

0.70% 0.60% 0.55% 0.50% 0.60%

Current and guaranteed maximum Rider Risk Charge Adjustment for IPR, IPR 2.0 and IPR 3.0 (one-time charge for cancellation of the IPR, IPR 2.0 and IPR 3.0; calculated as a percentage of the amount guaranteed)

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 2.00% 2.00% 1.00%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied For On Or After May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge	0.25%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied for Before May 1, 2016 ( No Longer Available for Purchase)

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 65 or younger when the policy was issued)	0.30%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)	0.35%

10

Optional Rider Charges: Investment Preservation Rider + Annual Death Benefit Reset Rider Package Applied for Before May 1, 2016 (No Longer Available for Purchase)

Guaranteed maximum Investment Preservation Rider /Annual Death Benefit Reset Rider Package (IPR + ADBR) Charge (calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).

12 Year Holding Period

13 Year Holding Period

14 Year Holding Period

15 Year Holding Period

20 Year Holding Period

2.00% 2.00% 2.00% 2.00% 2.00%

Current charge for IPR + ADBR Resets (for policies applied for prior to May 1, 2016) (calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).

12 Year Holding Period

13 Year Holding Period

14 Year Holding Period

15 Year Holding Period

20 Year Holding Period

0.65% 0.55% 0.50% 0.40% 0.50%
Current Annual Death Benefit Reset Rider Charge with IPR + ADBR All Holding Periods	0.25%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2018.	0.43%	1.77%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018. The Fund or its agents provided the fees and charges that are based on 2018 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

11

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Balanced — Service Class	0.70%	0.25%	0.04%	0.01%	1.00%	(—)	1.00%
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.65%	0.93%	(—)	0.93%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.02%	0.88%	1.15%	(—)	1.15%
MainStay VP IQ Hedge Multi-Strategy — Service Class	0.75%	0.25%	0.07%	0.25%	1.32%	(0.12%)	1.20	%(a)
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.02%	0.76%	1.03%	(—)	1.03%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.02%	0.85%	1.12%	(—)	1.12%
BlackRock® Global Allocation V.I. Fund — Class III	0.63%	0.25%	0.26%	0.01%	1.15%	(0.14)%	1.01	%(c)
BlackRock® High Yield V.I. Fund — Class III	0.48%	0.25%	0.25%	0.01%	0.99%	(0.11)%	0.88	%(d)
DWS Alternative Asset Allocation VIP — Class B	0.56%	0.25%	0.27%	0.69%	1.77%	(0.62)%	1.15	%(h)
Fidelity® VIP FundsManager® 60% Portfolio — Service Class	0.25%	0.10%	0.00%	0.49%	0.84%	(0.15)%	0.69	%(k)
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%	0.22%	0.01%	1.19%	(0.01)%	1.18	%(e)

Please refer to the applicable fund prospectus for additional information.

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2018 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

(§)

Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Bond — Service Class	0.49%		0.25%	0.04%	0.78%	(—)	0.78%
MainStay VP Cushing® Renaissance Advantage — Service Class	1.10%		0.25%	0.06%	1.41%	(—)	1.41%
MainStay VP Eagle Small Cap Growth — Service Class	0.81%		0.25%	0.04%	1.10%	(—)	1.10%
MainStay VP Emerging Markets Equity — Service Class	1.00%		0.25%	0.15%	1.40%	(—)	1.40%
MainStay VP Epoch U.S. Equity Yield — Service Class	0.69%		0.25%	0.02%	0.96%	(0.03)%	0.93	%(i)
MainStay VP Fidelity Institutional AM® Utilities — Service Class	0.64%		0.25%	0.04%	0.93%	(—)	0.93%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%	0.90%	(—)	0.90%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.05%	0.87%	(—)	0.87%
MainStay VP Indexed Bond — Service Class	0.25%		0.25%	0.06%	0.56%	(—)	0.56%
MainStay VP Janus Henderson Balanced — Service Class	0.55%		0.25%	0.03%	0.83%	(—)	0.83%
MainStay VP Large Cap Growth — Service Class	0.74	%(b)	0.25%	0.02%	1.01%	(—)	1.01%
MainStay VP MacKay Common Stock — Service Class	0.54%		0.25%	0.03%	0.82%	(—)	0.82%
MainStay VP MacKay Convertible — Service Class	0.58%		0.25%	0.03%	0.86%	(—)	0.86%
MainStay VP MacKay Government — Service Class	0.50%		0.25%	0.07%	0.82%	(—)	0.82%

12

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement		Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP MacKay Growth — Service Class	0.69%	0.25%	0.04%	0.98%	(—)		0.98%
MainStay VP MacKay High Yield Corporate Bond — Service Class	0.56%	0.25%	0.02%	0.83%	(—)		0.83%
MainStay VP MacKay International Equity — Service Class	0.89%	0.25%	0.07%	1.21%	(—)		1.21%
MainStay VP MacKay Mid Cap Core — Service Class	0.85%	0.25%	0.03%	1.13%	(0.02)%		1.11	%(g)
MainStay VP MacKay S&P 500 Index — Service Class	0.16%	0.25%	0.03%	0.44%	(0.03)%		0.41	%(j)
MainStay VP MacKay Small Cap Core — Service Class	0.80%	0.25%	0.03%	1.08%	(0.03)%		1.05	%(p)
MainStay VP MacKay Unconstrained Bond — Service Class	0.56%	0.25%	0.19%	1.00%	(—)		1.00%
MainStay VP Mellon Natural Resources — Initial Class	0.79%	0.00%	0.06%	0.85%	(—)		0.85%
MainStay VP PIMCO Real Return — Service Class	0.50%	0.25%	0.93%	1.68%	(0.09)%		1.59	%(q)
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%	0.25%	0.03%	1.02%	(—)		1.02%
MainStay VP U.S. Government Money Market — Initial Class	0.40%	0.00%	0.04%	0.44%	(—)		0.44%
American Funds IS Asset Allocation Fund — Class 4	0.27%	0.25%	0.27%	0.79%	(—)		0.79%
American Funds IS Blue Chip Income and Growth Fund — Class 4	0.39%	0.25%	0.27%	0.91%	(—)		0.91%
American Funds IS Global Small Capitalization Fund — Class 4	0.70%	0.25%	0.29%	1.24%	(—)		1.24%
American Funds IS Growth Fund — Class 4	0.32%	0.25%	0.27%	0.84%	(—)		0.84%
American Funds IS New World Fund® — Class 4	0.70%	0.25%	0.31%	1.26%	(—)		1.26%
ClearBridge Variable Appreciation Portfolio — Class II	0.69%	0.25%	0.04%	0.98%	(—)		0.98%
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%	0.25%	0.03%	0.91%	(—)		0.91%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%	0.25%	0.17%	1.02%	(—)		1.02%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%	0.25%	0.25%	1.37%	(0.20)%		1.17	%(n)
Delaware VIP® Small Cap Value Series — Service Class	0.71%	0.30%	0.06%	1.07%	(—)		1.07%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%	0.25%	0.04%	1.04%	(—)		1.04%
Fidelity® VIP ContrafundSM Portfolio — Service Class 2	0.54%	0.25%	0.08%	0.87%	(—)		0.87%
Fidelity® VIP Emerging Markets Portfolio — Service Class 2	0.79%	0.25%	0.23%	1.27%	(—)		1.27%
Fidelity® VIP Equity-Income PortfolioSM — Service Class 2	0.44%	0.25%	0.09%	0.78%	(—)		0.78%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.54%	0.25%	0.11%	0.90%	(—)		0.90%
Fidelity® VIP Health Care Portfolio — Service Class 2	0.54%	0.25%	0.11%	0.90%	(—)		0.90%
Fidelity® VIP International Index Portfolio — Service Class 2	0.11%	0.25%	0.07%	0.43%	(—)		0.43%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.54%	0.25%	0.08%	0.87%	(—)		0.87%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.21%	1.18%	(—)		1.18%
Janus Henderson Enterprise Portfolio — Service Shares	0.64%	0.25%	0.08%	0.97%	(—)		0.97%
Janus Henderson Global Research Portfolio — Service Shares	0.51%	0.25%	0.09%	0.85%	(—)		0.85%
MFS® International Value Portfolio — Service Class	0.85%	0.25%	0.05%	1.15%	(—)		1.15%
MFS® Investors Trust Series — Service Class	0.75%	0.25%	0.05%	1.05%	(0.01	%)(l)	1.04%
MFS® Research Series — Service Class	0.75%	0.25%	0.07%	1.07%	(0.01	%)(m)	1.06%
Morgan Stanley VIF U.S. Real Estate Portfolio — Class II	0.70%	0.25%	0.28%	1.23%	(0.16)%		1.07	%(f)
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%	0.10%	1.19%	(0.08)%		1.11	%(o)
PIMCO VIT International Bond Port (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%	0.06%	1.06%	(—)		1.06%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%	0.09%	0.84%	(—)		0.84%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%	0.26%	1.01%	(—)		1.01%
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%	0.41%	0.96%	(—)		0.96%

13

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#

Shown as a percentage of average net assets for the fiscal year ended December 31, 2018, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2018 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

(§)

Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

(a)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class Shares do not exceed 0.95% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(b)

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement expires on May 1, 2020, and may only be amended or terminated prior to that date by action of the Board.

(c)

As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2020. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(d)

As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2020. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(e)

Invesco Advisers, Inc. (Invesco) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of Invesco’s Board of Trustees.

(f)

The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.07%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(g)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 1.11% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(h)

Through April 30, 2020, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 1.15% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. The agreement may only be terminated with the consent of the fund’s Board.

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(i)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(j)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.41% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(k)

FMR Co., Inc. has contractually agreed to waive 0.05% of each fund’s management fee. This arrangement will remain in effect through April 30, 2020. In addition, Fidelity Management & Research Company (FMR) has contractually agreed to reimburse 0.10% of class-level expenses for Service Class. This arrangement will remain in effect for at least one year from the effective date of the prospectus, and will remain in effect thereafter as long as Service Class continue to be sold to unaffiliated insurance companies.

(l)

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.

(m)

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. (“Other Expenses” include 0.02% of interest and/or investment-related expenses incurred in connection with the fund’s investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.

(n)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2020, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.17% for Class 2.

(o)

Neuberger Berman Investment Advisers LLC (“NBIA”) has undertaken through December 31, 2022 to waive fees and/or reimburse certain operating expenses, including the compensation of NBIA and excluding taxes, interest, extraordinary expenses, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and transaction costs, that exceed, in the aggregate, 1.10% of the average daily net asset value of the Mid Cap Growth Portfolio effective November 1, 2017 (1.25% prior to November 1, 2017); The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBIA within three years of the year incurred, provided such repayment would not cause a Portfolio to exceed its respective limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower.

(p)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 1.05% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

(q)

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.78% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

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Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the maximum charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. Your actual costs may be higher or lower. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

For Accumulation Value based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for on and after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with IPR* & ADBR Riders	$1,393.21	$1,943.06	$3,233.24	$6,325.55	$1,393.21	$2,592.79	$3,691.81	$6,355.55	$631.92	$1,943.06	$3,233.24	$6,325.55
with IPR Rider*	$1,346.81	$1,796.70	$2,997.71	$5,898.18	$1,346.81	$2,456.49	$3,468.30	$5,928.18	$581.92	$1,796.70	$2,997.71	$5,898.18
with ADBR Rider	$1,226.98	$1,429.59	$2,411.56	$4,846.20	$1,226.98	$2,114.42	$2,911.95	$4,876.20	$452.79	$1,429.59	$2,411.56	$4,846.20
without any Riders	$1,134.18	$1,133.05	$1,931.99	$3,967.60	$1,134.18	$1,837.53	$2,456.30	$3,997.60	$352.79	$1,133.05	$1,931.99	$3,967.60

*	Assumes a 12 yr Holding Period

For Premium based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for on and after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with IPR* & ADBR Riders	$1,391.51	$1,944.19	$3,246.75	$6,408.08	$1,391.51	$2,593.84	$3,704.67	$6,438.08	$630.09	$1,944.19	$3,246.75	$6,408.08
with IPR Rider*	$1,345.11	$1,795.44	$3,003.26	$5,947.03	$1,345.11	$2,455.31	$3,473.59	$5,977.03	$580.09	$1,795.44	$3,003.26	$5,947.03
with ADBR Rider	$1,225.28	$1,422.35	$2,397.43	$4,812.94	$1,225.28	$2,107.66	$2,898.51	$4,842.94	$450.96	$1,422.35	$2,397.43	$4,812.94
without any Riders	$1,132.48	$1,120.97	$1,901.58	$3,864.37	$1,132.48	$1,826.23	$2,427.34	$3,894.37	$350.96	$1,120.97	$1,901.58	$3,864.37

*	Assumes a 12 yr Holding Period

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For Accumulation Value based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with IPR* & ADBR Riders	$1,406.28	$1,977.76	$3,288.41	$6,422.52	$1,406.28	$2,626.94	$3,745.61	$6,452.52	$643.97	$1,977.76	$3,288.41	$6,422.52
with IPR Rider	$1,359.88	$1,831.42	$3,053.13	$5,996.87	$1,359.88	$2,490.65	$3,522.34	$6,026.87	$593.97	$1,831.42	$3,053.13	$5,996.87
with ADBR Rider	$1,239.70	$1,463.80	$2,466.47	$4,944.88	$1,239.70	$2,148.19	$2,965.56	$4,974.88	$464.47	$1,463.80	$2,466.47	$4,944.88
without any Riders	$1,146.90	$1,167.40	$1,988.03	$4,073.40	$1,146.90	$1,871.43	$2,510.98	$4,103.40	$364.47	$1,167.40	$1,988.03	$4,073.40

*	Assumes a 12 yr Holding Period

For Premium based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with IPR* & ADBR Riders	$1,403.46	$1,976.32	$3,299.41	$6,508.38	$1,403.46	$2,625.59	$3,756.09	$6,538.38	$640.93	$1,976.32	$3,299.41	$6,508.38
with IPR Rider*	$1,357.06	$1,827.42	$3,055.62	$6,046.69	$1,357.06	$2,486.92	$3,524.73	$6,076.69	$590.93	$1,827.42	$3,055.62	$6,046.69
with ADBR Rider	$1,236.88	$1,453.44	$2,448.02	$4,907.01	$1,236.88	$2,138.51	$2,948.01	$4,937.01	$461.43	$1,453.44	$2,448.02	$4,907.01
without any Riders	$1,144.08	$1,151.85	$1,952.13	$3,960.63	$1,144.08	$1,856.89	$2,476.82	$3,990.63	$361.43	$1,151.85	$1,952.13	$3,960.63

*	Assumes a 12 yr Holding Period

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Premier Plus Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Plus Variable Annuity II?

The New York Life Premier Plus Variable Annuity II is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. We will apply a Premium Credit to premiums paid in a percentage amount according to the Premium Credit Rate schedule then in effect. The Premium Credit Rate schedule may be changed. (See “PREMIUM CREDIT.”) You may allocate premium payments to the Investment Divisions of the Separate Account, an Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. What is the Premium Credit?

The Premium Credit is a percentage of each premium payment that is added to your Accumulation Value at the time of each premium payment. Premium Credits are applied to the same Allocation Options and/or the DCA Advantage Account in the same percentages as your premium payments. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premiums received under the policy. We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK.”)) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months preceding the date of death of the owner. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs Charge to help recover the cost of providing the Premium Credit under the policy. Current Premium Credit Rates are not guaranteed. They may change in the future. We will provide advance written notice to policyholders of any such change.

3. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 92 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 68 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

4. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account any time prior to 30 days before the Annuity Commencement Date (See “RIDERS — Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)” for more information on transfer restrictions if the Investment Preservation Rider,

18

Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0 is purchased). For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. For Account Value based M&E Charge policies, transfers to the Fixed Account from the Investment Divisions must be for at least $500. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep options as described herein.

5. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, unless currently waived, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy. See “CHARGES AND DEDUCTIONS-Other Charges-Policy Service Charge” for information regarding waiver of the policy service charge.

In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and policy administration expenses (“M&E Charge”). You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.50% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.30% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.40% after the surrender charge period for the initial premium.

For Accumulation Value based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.60% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.40% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.70% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.50% after the surrender charge period for the initial premium.

Premium based M&E Charges will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first two Payment Years as follows:

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Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. For policies issued to policyowners age 75 and under, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior withdrawals made during the Policy Year that were surrender charge free; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS-Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

If you purchase the Investment Preservation Rider, the Investment Preservation Rider 2.0, the Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0 (“IPR”, “IPR 2.0”, “IPR 3.0” and “IPR 4.0”, respectively), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Investment Preservation Rider Charge, Investment Preservation Rider 2.0 Charge, the Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account, in proportion to its percentage of the Accumulation Value (see APPENDIX 4 for more information). The guaranteed maximum charge for the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 is 1.50% of the amount that is guaranteed.

For the IPR 4.0 rider the current charge ranges from 0.50% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.175% per quarter), depending on the Holding Period you choose.

The IPR, IPR 2.0 and IPR 3.0 riders are no longer available for purchase.

For an IPR (applied for prior to May 1, 2016), the current rider reset charge ranges from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter), depending on the rider Holding Period you chose.

For an IPR (applied for on or after May 1, 2016), IPR 2.0 and IPR 3.0, the current rider reset charge ranges from 0.50% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.25% per quarter), depending on the rider Holding Period you chose.

To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel the IPR, IPR 2.0, IPR 3.0 or IPR 4.0. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 is cancelled. We do not expect to profit from this charge. We set both charges at our sole discretion, subject to the stated maximums. However, if you reset the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, the charge for the new reset amount will be based on the charges that are in effect at the time of the reset. This charge may be more or less than the charge being assessed to new issues of the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 Rider (“THE POLICIES - Riders -Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”). You should consider the costs of cancelling the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 before you purchase it.

If you purchase the Annual Death Benefit Reset Rider (“ADBR”) (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary, less any Reset Value Proportional Reduction. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is

20

1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

For policies applied for on and after May 1, 2016, the current charge is 0.25% annually (0.0625% per quarter).

For policies applied for before May 1, 2016, the charges are as follows:

Age of Oldest Owner at Policy Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

For policies applied for before May 1, 2016, there was a discount if you purchased the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”), we deduct a reduced IPR and ADBR rider charge each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the combination of the IPR + ADBR rider is 2.00%. For an IPR + ADBR package, the current reset charge ranges from 0.40% to 0.65% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

6. What are the minimum initial and maximum additional premium payments?

For most policies, the minimum initial premium payment is $5,000. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 18 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is less than $1,000,000 without prior approval. However, for Qualified Policies that amount could be lower because you may not make premium payments in excess of the amount permitted by law for the plan.

While IPR 2.0, IPR 3.0 and IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. How are premium payments allocated?

If the application is in Good Order, we will issue the policy and allocate the initial premium payment to the Allocation Options you have selected within two (2) Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be allocated to your Policy at the close of the Business Day on which they are received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”) We will apply the Premium Credit on your premium payment to the Allocation Options at the same time that we allocate your premium payment.

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and the number of Allocation Options inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

8. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

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9. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and, if you are under age 59 1/2, a 10% penalty tax may apply. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals— (b) Partial Withdrawals and (c) Periodic Partial Withdrawals.”)

10. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) We may offer other options, at our discretion, where permitted by state law.

11. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greatest of:

(a)	the Accumulation Value, as of the day we receive a claim form in Good Order, less Premium Credit amounts applied within the 12 months immediately preceding the date of death, or

(b)	the Return of Premium Death Benefit, or

(c)	the Step-up Death Benefit.

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 12 (Also see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”)

12. What happens if my spouse is the Beneficiary?

If you are the Owner and you die before the Annuity Commencement Date, and you have designated your spouse (as defined under Federal law) as the sole primary Beneficiary of the policy, he or she may elect in writing to continue the policy upon your death as the new Owner and, if applicable, a new Annuitant (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If you are also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death.

13. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”) calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, less any Premium Credit(s), but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

14. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

15. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

22

16. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All NYLIAC requirements must be met for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

17. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options.

23

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers (only a registered representative can make transfers by telephone), you must send a completed Variable Product Electronic and Telephone Trading Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

18. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 18. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

While IPR 2.0, IPR 3.0 or IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

24

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2018 and 2017, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2018, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

25

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on May 1, 2015. Therefore, values and units shown for 2015 are for the period from May 1, 2015 to December 31, 2015. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2018	11.25	10.26	523
2017	10.33	11.25	416
2016	9.51	10.33	230
2015	10.00	9.51	71
MainStay VP Bond – Service Class
2018	10.09	9.80	547
2017	9.93	10.09	287
2016	9.80	9.93	189
2015	10.00	9.80	50
MainStay VP Conservative Allocation – Service Class
2018	11.00	10.13	1,643
2017	10.01	11.00	1,274
2016	9.48	10.01	829
2015	10.00	9.48	272
MainStay VP Cushing Renaissance Advantage – Service Class
2018	11.51	8.33	91
2017	10.14	11.51	75
2016	7.43	10.14	38
2015	10.00	7.43	8
MainStay VP Eagle Small Cap Growth – Service Class
2018	13.14	11.90	100
2017	10.60	13.14	54
2016	9.56	10.60	27
2015	10.00	9.56	10
MainStay VP Emerging Markets Equity – Service Class
2018	13.24	10.21	69
2017	8.57	13.24	78
2016	7.72	8.57	26
2015	10.00	7.72	7
MainStay VP Epoch U.S. Equity Yield – Service Class
2018	11.55	10.84	271
2017	9.65	11.55	279
2016	9.27	9.65	199
2015	10.00	9.27	110
MainStay VP Epoch U.S. Small Cap – Service Class
2018	12.54	10.37	139
2017	10.78	12.54	124
2016	9.37	10.78	52
2015	10.00	9.37	17

26

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2018	10.67	10.73	1,429
2017	9.18	10.67	1,157
2016	8.20	9.18	733
2015	10.00	8.20	295
MainStay VP Floating Rate – Service Class
2018	10.54	10.36	1,438
2017	10.27	10.54	600
2016	9.63	10.27	291
2015	10.00	9.63	94
MainStay VP Growth Allocation – Service Class
2018	12.25	10.57	1,833
2017	9.81	12.25	1,576
2016	9.16	9.81	994
2015	10.00	9.16	289
MainStay VP Income Builder – Service Class
2018	11.29	10.58	731
2017	10.06	11.29	610
2016	9.25	10.06	276
2015	10.00	9.25	137
MainStay VP Indexed Bond – Service Class
2018	10.02	9.79	178
2017(b)	10.00	10.02	7
MainStay VP IQ Hedge Multi-Strategy – Service Class
2018(e)	9.48	8.76	1,354
2017	9.09	9.48	1,168
2016	8.91	9.09	566
2015	10.00	8.91	152
MainStay VP Janus Henderson Balanced – Service Class
2018	11.85	11.76	1,074
2017	10.03	11.85	717
2016	9.70	10.03	373
2015	10.00	9.70	77
MainStay VP Large Cap Growth – Service Class
2018	12.94	13.26	973
2017	9.78	12.94	605
2016	10.12	9.78	328
2015	10.00	10.12	116
MainStay VP MacKay Common Stock – Service Class
2018	12.82	11.87	394
2017	10.49	12.82	296
2016	9.67	10.49	108
2015	10.00	9.67	33
MainStay VP MacKay Convertible – Service Class
2018	11.78	11.41	964
2017	10.42	11.78	530
2016	9.33	10.42	190
2015	10.00	9.33	69
MainStay VP MacKay Government – Service Class
2018	9.81	9.65	247

27

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	9.77	9.81	81
2016	9.84	9.77	59
2015	10.00	9.84	11
MainStay VP MacKay Growth – Service Class
2018	12.99	12.16	32
2017	9.93	12.99	44
2016	9.72	9.93	21
2015	10.00	9.72	3
MainStay VP MacKay High Yield Corporate Bond – Service Class
2018	11.29	10.95	4,369
2017	10.70	11.29	3,320
2016	9.34	10.70	1,592
2015	10.00	9.34	655
MainStay VP MacKay International Equity – Service Class
2018	12.30	10.76	232
2017	9.34	12.30	165
2016	9.72	9.34	74
2015	10.00	9.72	21
MainStay VP MacKay Mid Cap Core – Service Class
2018	12.31	10.75	627
2017	10.24	12.31	390
2016	9.23	10.24	182
2015	10.00	9.23	70
MainStay VP MacKay S&P 500 Index – Service Class
2018	12.80	12.03	1,892
2017	10.66	12.80	1,224
2016	9.70	10.66	493
2015	10.00	9.70	68
MainStay VP MacKay Small Cap Core – Service Class
2018	13.18	11.00	117
2017	11.77	13.18	76
2016(a)	10.00	11.77	32
MainStay VP MacKay Unconstrained Bond – Service Class
2018	10.46	10.18	3,268
2017	10.04	10.46	2,977
2016	9.45	10.04	1,577
2015	10.00	9.45	524
MainStay VP Mellon Natural Resources – Initial Class
2018	9.80	7.06	212
2017	9.27	9.80	158
2016	6.01	9.27	106
2015	10.00	6.01	16
MainStay VP Moderate Allocation – Service Class
2018	11.45	10.36	2,393
2017	9.90	11.45	1,872
2016	9.40	9.90	1,146
2015	10.00	9.40	444
MainStay VP Moderate Growth Allocation – Service Class
2018	11.89	10.50	2,872
2017	9.94	11.89	2,452

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	9.28	9.94	1,505
2015	10.00	9.28	546
MainStay VP PIMCO Real Return – Service Class
2018	10.11	9.69	545
2017	9.86	10.11	319
2016	9.45	9.86	118
2015	10.00	9.45	16
MainStay VP T. Rowe Price Equity Income – Service Class
2018	12.43	11.06	243
2017	10.68	12.43	274
2016	9.08	10.68	149
2015	10.00	9.08	59
MainStay VP U.S. Government Money Market – Initial Class
2018	9.71	9.75	694
2017	9.76	9.71	354
2016	9.89	9.76	573
2015	10.00	9.89	306
American Funds IS Asset Allocation Fund – Class 4
2018(d)	10.00	9.49	146
American Funds IS Blue Chip Income and Growth Fund – Class 4
2018	10.59	9.50	290
2017(c)	10.00	10.59	1
American Funds IS Global Small Capitalization Fund – Class 4
2018	12.23	10.84	105
2017	9.48	12.23	70
2016	9.19	9.48	32
2015	10.00	9.19	4
American Funds IS Growth Fund – Class 4
2018	10.21	10.01	144
2017(c)	10.00	10.21	2
American Funds IS New World Fund® – Class 4
2018	12.56	10.75	549
2017	9.53	12.56	393
2016	9.03	9.53	220
2015	10.00	9.03	69
BlackRock® Global Allocation V.I. Fund – Class III
2018	11.28	10.31	768
2017	9.85	11.28	550
2016	9.33	9.85	202
2015	10.00	9.33	35
BlackRock® High Yield V.I. Fund – Class III
2018	10.99	10.58	579
2017	10.29	10.99	429
2016	9.21	10.29	252
2015	10.00	9.21	77
ClearBridge Variable Appreciation Portfolio – Class II
2018	11.07	10.68	55
2017(b)	10.00	11.07	1
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2018	9.82	8.04	23

29

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	9.60	9.82	22
2016	7.53	9.60	12
2015	10.00	7.53	2
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2018	11.33	10.34	384
2017	10.29	11.33	190
2016	9.40	10.29	39
2015	10.00	9.40	1
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2018	13.67	11.06	135
2017	11.98	13.67	114
2016	9.12	11.98	45
2015	10.00	9.12	21
Delaware VIP® Small Cap Value Series – Service Class
2018	10.39	8.50	22
2017(c)	10.00	10.39	1
Dreyfus IP Technology Growth Portfolio – Service Shares
2018	14.59	14.22	517
2017	10.32	14.59	292
2016	9.98	10.32	123
2015	10.00	9.98	19
DWS Alternative Asset Allocation VIP – Class B
2018	10.58	9.44	702
2017	10.03	10.58	306
2016(a)	10.00	10.03	58
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2018	12.44	11.49	2,346
2017	10.21	12.44	2,085
2016	9.56	10.21	1,227
2015	10.00	9.56	422
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2018(d)	10.00	8.23	33
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2018	12.21	11.06	387
2017	10.80	12.21	225
2016	9.21	10.80	94
2015	10.00	9.21	41
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2018	13.26	14.81	357
2017	9.83	13.26	168
2016	9.92	9.83	72
2015	10.00	9.92	25
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2018	12.59	10.64	356
2017	10.38	12.59	277
2016	9.29	10.38	162
2015	10.00	9.29	65
Invesco V.I. American Value Fund – Series II Shares
2018	11.69	9.98	49
2017	10.62	11.69	51

30

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	8.64	10.62	45
2015	10.00	8.64	6
Invesco V.I. International Growth Fund – Series II Shares
2018	11.16	9.40	713
2017	8.90	11.16	568
2016	8.93	8.90	342
2015	10.00	8.93	104
Janus Henderson Enterprise Portfolio – Service Shares
2018	10.20	9.98	34
2017(c)	10.00	10.20	0
Janus Henderson Global Research Portfolio – Service Shares
2018	11.78	11.11	75
2017	9.07	11.78	55
2016	8.98	9.07	33
2015	10.00	8.98	20
MFS® International Value Portfolio – Service Class
2018	11.34	10.08	135
2017(b)	10.00	11.34	5
MFS® Investors Trust Series – Service Class
2018	12.73	11.85	593
2017	10.38	12.73	415
2016	9.66	10.38	183
2015	10.00	9.66	45
MFS® Research Series – Service Class
2018	12.64	11.98	189
2017	10.34	12.64	27
2016	9.64	10.34	16
2015	10.00	9.64	7
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2018	10.40	9.38	118
2017	10.38	10.40	112
2016	10.12	10.38	80
2015	10.00	10.12	22
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2018	12.36	11.49	565
2017	9.73	12.36	506
2016	9.33	9.73	305
2015	10.00	9.33	75
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2018	10.36	10.41	1,729
2017	10.25	10.36	1,595
2016	9.79	10.25	979
2015	10.00	9.79	326
PIMCO VIT Low Duration Portfolio – Advisor Class
2018	9.94	9.81	553
2017	9.96	9.94	381
2016(a)	10.00	9.96	79
PIMCO VIT Total Return Portfolio – Advisor Class
2018	10.23	10.02	1,939
2017	9.90	10.23	1,621

31

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	9.80	9.90	981
2015	10.00	9.80	308
Victory VIF Diversified Stock Fund – Class A Shares
2018	12.77	10.90	21
2017	9.81	12.77	22
2016	9.59	9.81	2
2015	10.00	9.59	0

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.
(b)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(c)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(d)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.
(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

32

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2018	11.61	10.73	4,038
2017	10.58	11.61	3,713
2016	9.62	10.58	2,405
2015	10.00	9.62	852
MainStay VP Bond – Service Class
2018	10.60	10.47	3,611
2017	10.23	10.60	2,522
2016	9.91	10.23	1,584
2015	10.00	9.91	317
MainStay VP Conservative Allocation – Service Class
2018	11.24	10.49	4,984
2017	10.17	11.24	4,329
2016	9.58	10.17	3,145
2015	10.00	9.58	925
MainStay VP Cushing Renaissance Advantage – Service Class
2018	10.39	7.49	796
2017	9.65	10.39	698
2016	7.51	9.65	487
2015	10.00	7.51	145
MainStay VP Eagle Small Cap Growth – Service Class
2018	12.99	11.81	1,264
2017	10.60	12.99	628
2016	9.66	10.60	371
2015	10.00	9.66	173
MainStay VP Emerging Markets Equity – Service Class
2018	11.81	9.36	523
2017	8.27	11.81	670
2016	7.80	8.27	251
2015	10.00	7.80	87
MainStay VP Epoch U.S. Equity Yield – Service Class
2018	11.60	10.97	2,252
2017	9.80	11.60	2,096
2016	9.37	9.80	1,665
2015	10.00	9.37	709
MainStay VP Epoch U.S. Small Cap – Service Class
2018	12.67	10.61	1,692
2017	10.97	12.67	1,711
2016	9.47	10.97	1,032
2015	10.00	9.47	414
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2018	10.54	10.60	8,264
2017	9.21	10.54	8,379
2016	8.29	9.21	5,645
2015	10.00	8.29	2,305
MainStay VP Floating Rate – Service Class
2018	10.92	10.88	5,989
2017	10.53	10.92	3,673
2016	9.73	10.53	2,254
2015	10.00	9.73	731
MainStay VP Growth Allocation – Service Class

33

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	12.15	10.58	21,360
2017	9.93	12.15	19,467
2016	9.26	9.93	13,742
2015	10.00	9.26	4,744
MainStay VP Income Builder – Service Class
2018	11.44	10.82	4,451
2017	10.19	11.44	4,220
2016	9.35	10.19	2,507
2015	10.00	9.35	818
MainStay VP Indexed Bond – Service Class
2018	10.13	10.04	1,032
2017(b)	10.00	10.13	59
MainStay VP IQ Hedge Multi-Strategy – Service Class
2018(e)	8.94	8.30	11,278
2017	8.99	8.94	9,899
2016	9.00	8.99	5,711
2015	10.00	9.00	1,624
MainStay VP Janus Henderson Balanced – Service Class
2018	12.08	12.10	6,727
2017	10.23	12.08	5,074
2016	9.80	10.23	3,330
2015	10.00	9.80	918
MainStay VP Large Cap Growth – Service Class
2018	13.17	13.60	8,081
2017	9.97	13.17	5,988
2016	10.23	9.97	3,979
2015	10.00	10.23	1,215
MainStay VP MacKay Common Stock – Service Class
2018	13.04	12.25	4,558
2017	10.64	13.04	4,622
2016	9.78	10.64	2,408
2015	10.00	9.78	556
MainStay VP MacKay Convertible – Service Class
2018	11.78	11.48	7,147
2017	10.55	11.78	5,066
2016	9.43	10.55	2,766
2015	10.00	9.43	1,161
MainStay VP MacKay Government – Service Class
2018	10.21	10.18	1,816
2017	10.02	10.21	737
2016	9.94	10.02	619
2015	10.00	9.94	90
MainStay VP MacKay Growth – Service Class
2018	12.80	12.22	266
2017	9.84	12.80	317
2016	9.82	9.84	252
2015	10.00	9.82	104
MainStay VP MacKay High Yield Corporate Bond – Service Class
2018	11.67	11.47	28,385
2017	10.95	11.67	25,636
2016	9.44	10.95	15,687
2015	10.00	9.44	5,207

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP MacKay International Equity – Service Class
2018	12.33	10.88	1,833
2017	9.32	12.33	1,094
2016	9.83	9.32	570
2015	10.00	9.83	248
MainStay VP MacKay Mid Cap Core – Service Class
2018	12.29	10.79	3,868
2017	10.34	12.29	2,937
2016	9.32	10.34	1,903
2015	10.00	9.32	790
MainStay VP MacKay S&P 500 Index – Service Class
2018	13.23	12.60	15,115
2017	10.92	13.23	11,605
2016	9.80	10.92	5,782
2015	10.00	9.80	1,771
MainStay VP MacKay Small Cap Core – Service Class
2018	13.52	11.45	732
2017	11.89	13.52	490
2016(a)	10.00	11.89	231
MainStay VP MacKay Unconstrained Bond – Service Class
2018	10.71	10.55	22,125
2017	10.24	10.71	20,737
2016	9.55	10.24	12,958
2015	10.00	9.55	3,837
MainStay VP Mellon Natural Resources – Initial Class
2018	8.65	6.17	1,477
2017	8.71	8.65	1,238
2016	6.07	8.71	900
2015	10.00	6.07	244
MainStay VP Moderate Allocation – Service Class
2018	11.57	10.57	10,936
2017	10.09	11.57	9,191
2016	9.51	10.09	6,550
2015	10.00	9.51	2,260
MainStay VP Moderate Growth Allocation – Service Class
2018	11.90	10.60	19,647
2017	10.06	11.90	17,667
2016	9.37	10.06	12,521
2015	10.00	9.37	3,759
MainStay VP PIMCO Real Return – Service Class
2018	10.35	10.06	3,222
2017	10.03	10.35	1,990
2016	9.55	10.03	922
2015	10.00	9.55	179
MainStay VP T. Rowe Price Equity Income – Service Class
2018	12.61	11.40	2,032
2017	10.88	12.61	2,280
2016	9.18	10.88	1,319
2015	10.00	9.18	388
MainStay VP U.S. Government Money Market – Initial Class
2018	10.05	10.19	4,648
2017	10.00	10.05	2,717
2016	10.00	10.00	3,707
2015	10.00	10.00	650

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
American Funds IS Asset Allocation Fund – Class 4
2018(d)	10.00	9.58	1,252
American Funds IS Blue Chip Income and Growth Fund – Class 4
2018	10.61	9.67	2,076
2017(c)	10.00	10.61	42
American Funds IS Global Small Capitalization Fund – Class 4
2018	11.88	10.60	858
2017	9.46	11.88	647
2016	9.29	9.46	345
2015	10.00	9.29	118
American Funds IS Growth Fund – Class 4
2018	10.23	10.18	1,163
2017(c)	10.00	10.23	33
American Funds IS New World Fund® – Class 4
2018	12.38	10.61	5,189
2017	9.59	12.38	3,563
2016	9.13	9.59	2,402
2015	10.00	9.13	754
BlackRock® Global Allocation V.I. Fund – Class III
2018	11.14	10.29	5,046
2017	9.79	11.14	4,143
2016	9.43	9.79	2,307
2015	10.00	9.43	628
BlackRock® High Yield V.I. Fund – Class III
2018	11.24	10.92	5,009
2017	10.50	11.24	3,376
2016	9.30	10.50	2,169
2015	10.00	9.30	775
ClearBridge Variable Appreciation Portfolio – Class II
2018	11.18	10.95	509
2017(b)	10.00	11.18	29
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2018	8.70	7.47	271
2017	8.55	8.70	180
2016	7.61	8.55	133
2015	10.00	7.61	16
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2018	11.79	10.92	3,012
2017	10.55	11.79	1,827
2016	9.50	10.55	604
2015	10.00	9.50	115
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2018	13.95	11.41	1,236
2017	12.24	13.95	931
2016	9.22	12.24	415
2015	10.00	9.22	106
Delaware VIP® Small Cap Value Series – Service Class
2018	10.41	8.65	176
2017(c)	10.00	10.41	3
Dreyfus IP Technology Growth Portfolio – Service Shares
2018	14.98	14.79	4,274
2017	10.52	14.98	2,871
2016	10.08	10.52	1,640
2015	10.00	10.08	549

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
DWS Alternative Asset Allocation VIP – Class B
2018	10.84	9.83	4,905
2017	10.13	10.84	2,439
2016(a)	10.00	10.13	671
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2018	12.66	11.82	20,674
2017	10.42	12.66	18,519
2016	9.67	10.42	13,032
2015	10.00	9.67	4,331
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2018(d)	10.00	8.32	264
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2018	12.34	11.29	2,555
2017	10.95	12.34	1,370
2016	9.31	10.95	701
2015	10.00	9.31	169
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2018	13.47	15.11	3,057
2017	10.04	13.47	2,243
2016	10.03	10.04	1,368
2015	10.00	10.03	527
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2018	12.67	10.80	2,563
2017	10.51	12.67	2,001
2016	9.39	10.51	1,089
2015	10.00	9.39	385
Invesco V.I. American Value Fund – Series II Shares
2018	11.04	9.62	623
2017	10.07	11.04	540
2016	8.74	10.07	417
2015	10.00	8.74	259
Invesco V.I. International Growth Fund – Series II Shares
2018	11.00	9.33	6,466
2017	8.96	11.00	5,255
2016	9.03	8.96	3,502
2015	10.00	9.03	1,041
Janus Henderson Enterprise Portfolio – Service Shares
2018	10.22	10.15	887
2017(c)	10.00	10.22	33
Janus Henderson Global Research Portfolio – Service Shares
2018	11.70	10.88	567
2017	9.24	11.70	401
2016	9.07	9.24	247
2015	10.00	9.07	170
MFS® International Value Portfolio – Service Class
2018	11.45	10.34	1,178
2017(b)	10.00	11.45	209
MFS® Investors Trust Series – Service Class
2018	13.00	12.26	5,676
2017	10.57	13.00	4,546
2016	9.76	10.57	2,697
2015	10.00	9.76	798
MFS® Research Series – Service Class
2018	13.01	12.41	1,661

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	10.57	13.01	827
2016	9.75	10.57	543
2015	10.00	9.75	154
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2018	11.21	10.32	1,743
2017	10.90	11.21	1,804
2016	10.23	10.90	1,406
2015	10.00	10.23	354
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2018	12.24	11.44	5,686
2017	9.83	12.24	4,787
2016	9.43	9.83	3,525
2015	10.00	9.43	1,322
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2018	10.81	11.03	12,453
2017	10.53	10.81	11,818
2016	9.90	10.53	7,725
2015	10.00	9.90	2,329
PIMCO VIT Low Duration Portfolio – Advisor Class
2018	10.19	10.21	2,928
2017	10.06	10.19	2,278
2016(a)	10.00	10.06	591
PIMCO VIT Total Return Portfolio – Advisor Class
2018	10.65	10.58	13,250
2017	10.16	10.65	11,111
2016	9.90	10.16	7,527
2015	10.00	9.90	2,133
Victory VIF Diversified Stock Fund – Class A Shares
2018	12.74	11.05	135
2017	10.07	12.74	143
2016	9.70	10.07	139
2015	10.00	9.70	72

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.
(b)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(c)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(d)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.
(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $158.4 billion at the end of 2018. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account III currently consists of 92 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 68 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative,

39

marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are made available by us in connection with the policy at no extra charge. The Asset Allocation Models are designed and intended to be used within the context of your relationship with your registered representative. Currently, you can work with your registered representative to select one of five (5) Asset Allocation Models at a time, with each model specifying percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value in accordance with an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 16 of this Prospectus, calling us or going to www.newyorklife.com. Your request is subject to model availability.

Each Asset Allocation Model is designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. Working with your registered representative, you can use the Asset Allocation Models to help you diversify your Accumulation Value among asset classes to seek to attain an investment goal and reduce volatility over the long term.

The Asset Allocation Models are static but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES—Automatic Asset Rebalancing” for more information.) If you have purchased the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will notify you if we offer new Asset Allocation Models, if there is a material change in our arrangement with our Asset Allocation Model designer, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any Asset Allocation Model you have selected is still suitable for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a currently offered Asset Allocation Model, subject to investment restrictions for maintaining the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0, if applicable, you may do so by notifying us in writing at one of the addresses listed in Question 16 of this Prospectus.

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The Asset Allocation Models were designed on our behalf, and provided to us by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. QS Investors provided research and business support services relating to the Asset Allocation Models and selected the Investment Divisions to populate each Asset Allocation Model from information that we provided about the available Investment Divisions. The Asset Allocation Models are general in nature and not tailored or personalized for you. We are QS Investors’ sole client with respect to the Asset Allocation Models. Furthermore, QS Investors designed the Asset Allocation Models in early 2018 for availability as of May 1, 2018, and is not responsible for updating the models in response to market and economic conditions or other factors. QS Investors has authorized us to make the Asset Allocation Models available for use in connection with the policy. The Asset Allocation Models are designed and intended for use within the context of relationships between registered representatives and their clients. New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust, provided asset allocation models prior to May 1, 2018 (the “Former Asset Allocation Models”).

The currently offered Asset Allocation Models are available to all policyholders. Any Former Asset Allocation Models are available only to those policyholders who allocated to those Asset Allocation Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of a Former Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

You may change your allocation to a particular Asset Allocation Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model, subject to investment restrictions for maintaining the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, if applicable. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions than those specified by the Asset Allocation Model, you will need to transfer out of that Asset Allocation Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Rebalancing”.) You may also have amounts held in the DCA Advantage Account or under the Interest Sweep option allocated to an Asset Allocation Model.

If you wish to allocate your policy’s Accumulation Value in accordance with an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate the Asset Allocation Models and their attendant risks, and select an Asset Allocation Model that is suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representatives, we have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire and Fund prospectuses) that can help you and your registered representative select an Asset Allocation Model. Consequently, you along with your registered representative are responsible for your decision to allocate your Accumulation Value in accordance with the Asset Allocation Models, and for your selection of the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value or change your premium allocation instructions. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 16, by telephone, or through www.newyorklife.com. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. AAR will keep your Accumulation Value at these initial percentages and in line with your current investment objective. (See “THE POLICIES – Automatic Asset

41

Rebalancing”.) Note that unless you instruct us otherwise in the application or in a subsequent notice, AAR will automatically be applied to your policy.

Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

QS Investors received a fee from NYLIAC to design the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors is subject to competing interests that may have influenced its design of the Asset Allocation Models. For example, because affiliates of QS Investors advise Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may benefit from including the ClearBridge Variable Appreciation Investment Division in one or more of the Asset Allocation Models. Payments from NYLIAC to QS Investors to design the Asset Allocation Models may also influence QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in these Asset Allocation Models. QS Investors may not have included certain Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. QS Investors considered many factors in selecting Investment Divisions for the Asset Allocation Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investments is also subject to competing interests that impact the composition of the Asset Allocation Models as well as its design of the Former Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the Asset Allocation Models and Former Asset Allocation Models. MainStay VP Investment Divisions represent such a significant percentage of the Asset Allocation Models and the Former Asset Allocation Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the Former Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a Former Asset Allocation Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models and the Former Asset Allocation Models.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: IndexIQ Advisors LLC	MainStay VP IQ Hedge Multi-Strategy

	Subadvisers: MacKay Shields LLC (“MacKay”) and NYL Investors	MainStay VP Balanced

Subadviser: MacKay

MainStay VP MacKay Common Stock MainStay VP MacKay Convertible

MainStay VP MacKay Government

MainStay VP MacKay Growth

MainStay VP MacKay High Yield Corporate Bond

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay S&P 500 Index

MainStay VP MacKay Small Cap Core

MainStay VP MacKay Unconstrained Bond

	Subadviser: Cushing Asset Management LP	MainStay VP Cushing® Renaissance Advantage

	Subadvisers: Candriam Belgium and MacKay	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Mellon Investments Corporation	MainStay VP Mellon Natural Resources

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
American Funds Insurance Series®	Capital Research and Management CompanySM (“CRMC”)

American Funds IS Asset Allocation Fund

American Funds IS Blue Chip Income and Growth Fund

American Funds IS Global Small Capitalization Fund

American Funds IS Growth Fund

American Funds IS New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund
BlackRock® Variable Series Funds II, Inc.		BlackRock® High Yield V.I. Fund

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Small Cap Value Fund

Delaware VIP® Trust	Delaware Management Company	Delaware VIP® Small Cap Value Series

Deutsche DWS Variable Series II	DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	DWS Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers

Fidelity® VIP ContrafundSM Portfolio

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP FundsManager® 60% Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Henderson Enterprise Portfolio Janus Henderson Global Research Portfolio

MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

MFS® Variable Insurance Trust II		MFS® International Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to an Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

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You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company

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under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date you signed the form, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “APPENDIX 4 - STATE VARIATIONS” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

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Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider, if available (See Riders – “Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.

(1)

TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans;

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	The option to purchase a future income stream through a Future Income Rider, (not available for applications signed on or after May 1, 2017).

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See APPENDIX 3 for more information about when the policy can be issued under certain types of qualified plans.

Policy Application and Premium Payments

To purchase a policy, you must complete an application (acceptance of applications is subject to NYLIAC’s rules and we reserve the right to reject any application). The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 18 of this prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 18 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

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Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $5,000 ($10,000 for policies issued in connection with a Pension/Keogh plan). You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is less than $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law.

While IPR 2.0, IPR 3.0 or IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 16 of this prospectus, and we agree.

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Premium Credit

We will apply a Premium Credit to your Accumulation Value at the time of each premium payment. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the Premium Credit Rate schedule then in effect, and will never be less than 2.00%. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy (“Total Accumulated Premiums”). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Premium Credits applied to such payments using the Premium Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Premium Credit amounts resulting from such adjustments as of the date we receive the later premium payment.

As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:

Total Accumulated Premiums		Credit Rate
at least	less than
$5,000	$100,000	2.75%
$100,000	$500,000	3.00%
$500,000*	unlimited	4.00%

*	Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval. (See “POLICY APPLICATION AND PREMIUM PAYMENTS.”)

You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if you and up to four of your immediate family members purchase a New York Life Premier Plus Variable Annuity II policy at the same time or if you purchase one or more other New York Life Premier Plus Variable Annuity II policies yourself at the same time, and the aggregate premium paid on all of the policies is at least $1,000,000. In order to aggregate premiums among immediate family members or multiple policies that you purchase, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated. NYLIAC reserves the right to reject any request for aggregation of policies.

With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the Total Accumulated Premium ranges applicable to future premium payments under your policy. Subsequent premium payments will receive the Premium Credit Rate then in effect for the applicable range. In setting the Premium Credit Rates and associated ranges, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC’s competitive position in the marketplace.

We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK”).”) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months immediately preceding the date of death of the Owner or Annuitant, if applicable. (See “DEATH BEFORE ANNUITY COMMENCEMENT.”)

Premium Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Premium Credits to be premium payments for purposes of any discussion in this prospectus. Premium Credits are also not considered to be your investment in the policy for tax purposes.

Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs charge to help recover the cost of providing the Premium Credit under the policy. (See “CHARGES AND DEDUCTIONS” and “SELECTING THE VARIABLE ANNUITY THAT’S RIGHT FOR YOU.”) Over time, the amount of the Premium Credit may be more than offset by those higher charges. We expect to make a profit from those charges.

There may be circumstances in which the purchase of a New York Life Premier Plus Variable Annuity II is less advantageous than the purchase of another New York Life variable annuity which might have lower fees but no Premium Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the surrender charge period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Premium Credit may exceed the sum of the Premium Credit and any related earnings. You should consider this possibility before purchasing the policy.

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Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in Good Order, less any Premium Credit(s), less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy. See APPENDIX 4 — STATE VARIATIONS for more information about free look provisions in particular states.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after you reach age 75. The Owner, or if the policy is owned by an entity, the Annuitant must not be older than 75 (oldest Annuitant, if the policy has joint Annuitants).

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0-75 for Inherited IRAs). We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

To qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the NYLIAC Variable Products Service Center (“VPSC”) prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 76. In addition, all funds must be received by VPSC no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 76, whichever occurs first. Any funds received after such time will be returned.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an Asset Allocation Model or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies, or if you elect the IPR, IPR 2.0, IPR 3.0. or IPR 4.0. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com.”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 16 of this prospectus (or any other address we indicate to you in writing);

speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

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•	make your request through www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—The policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 16 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the traditional Dollar Cost Averaging, DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of the policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

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•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of the policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying the policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES-Limits on Transfers”).

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In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	view and download policy statements;

•	modify an existing Automatic Asset Rebalancing arrangement ;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from

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www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 16 of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Rebalancing (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Variable Product Electronic and Telephone Trading Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY —Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you purchase the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Electronic Delivery

We are required to send you, free of charge, annual updates to this prospectus, as well as annual and semi-annual financial reports from the Eligible Portfolios. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register. We will apply this e-delivery credit only one time while the policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.

Dollar Cost Averaging (DCA) Programs

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The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP MacKay Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33
Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging, you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging (not available with IPR, IPR 2.0, IPR 3.0 or IPR 4.0)

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 16 of

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this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.

(b) Dollar Cost Averaging Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 16 of this Prospectus.

You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2019 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2019, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2019 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

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Automatic Asset Rebalancing (AAR)

This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, or if the value of your policy is under $2,500, your policy will be subject to AAR.

AAR works as follows:

You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.

You can choose to have AAR transfers made on your quarterly, semi-annual or annual policy anniversary.

If at any time you elected not to use the AAR feature and then change your mind, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 16 of this Prospectus or by any other method we make available. VPSC must receive the completed AAR request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in Question 17 of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone or internet as described in Question 17 of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to

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begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model, the DCA Advantage Account and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply Premium Credits to the same Allocation Options and/or DCA Advantage Account based on the same percentages used to allocate your premium payments.

We will credit amounts that you allocate (and any Premium Credit) to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies.

The Future Income Rider was included with most policies issued prior to May 1, 2017 at no additional charge; however, the Future Income Rider is not available for applications signed on or after May 1, 2017.

For an additional cost we also offer the IPR, IPR 2.0, IPR 3.0, IPR 4.0 and the Annual Death Benefit Reset Rider. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The IPR, IPR 2.0, IPR 3.0, IPR 4.0 may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined Holding Period (12-15 or 20 years, as applicable). These riders can allow you to allocate funds to the Investment Divisions with greater confidence by understanding that if your allocations perform poorly over the rider’s Holding Period, you will not receive less than the rider’s guaranteed amount when the Holding Period ends.

The Annual Death Benefit Reset (“ADBR”) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (for Policies applied for on or after May 1, 2019, up to age 85 and, for Policies applied for before May 1, 2019, up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For

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Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a) Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b) Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c) Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d) Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 16 of this Prospectus.

(b) The Future Income Rider

The Future Income Rider (“FIR”) is not available for applications signed on or after May 1, 2017. The FIR was included with most policies issued prior to May 1, 2017 at no additional charge (other than certain qualified plans; see APPENDIX 3 for more information). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity income payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims-paying ability of the NYLIAC general account.

Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the third Policy Anniversary following a Premium Payment to make a Future Income Purchase using amounts from that Premium Payment. However, before the third Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days notice. Future Income Purchases are not required.

The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided in Question 16 of this Prospectus. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days notice.

When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro-rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount, unless you have elected the IPR. Because of the Investment Division restrictions with the IPR,

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deductions from the Investment Divisions for Future Income Purchase will be made on a pro-rata basis while the IPR is in effect. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For the purposes of calculating the guaranteed amount under the IPR or the amount of a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy and will proportionally reduce the guaranteed amounts under these riders.

You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.

The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.

You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in Question 16 of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions and will not earn any interest.

Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.

If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.

Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.

You can make a one-time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 70 1/2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches age 70 1/2. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die

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before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. APPENDIX 3 has information about restrictions on Income Start Dates under qualified plans.

To change the Future Income Start Date, you must send VPSC a request in writing, to one of the addresses listed in Question 16 of this Prospectus.

If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under Age 59 1/2.

Death Benefits under the FIR.

Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement” and death benefits under the optional Annual Death Benefit Reset Rider, which are described in “THE POLICIES – Riders—Annual Death Benefit Reset Rider (optional)”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:

•

If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.

•

If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.

•

If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.

•

If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).

Death of an Annuitant under the FIR

•

If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro-rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.

•

For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non-Owner Annuitant dies. You may continue to make Future Income Purchases based on the

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life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.

Spousal Continuation and the FIR

If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro-rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.

•

If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint-life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.

•

If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.

If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:

•	We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.

(c) Investment Preservation Rider (optional)

The Investment Preservation Rider (“IPR”) is no longer available for purchase and was available only at the time of application. The IPR allows you to choose among five (5) different Holding Periods. If you elect the IPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR relating to the 20—year rider Holding Period may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 4 - STATE VARIATIONS” for more information.

IPR will end on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. The applicable policy anniversary depends on the Holding Period you choose. While the IPR is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR is as follows:

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(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments that we receive in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments that we receive in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions.

(iii)	For all Holding Periods, premium payments made after the first Policy Year will not be included in the Guaranteed Amount at issue. The IPR will take effect on the Policy Date.

(iv)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR. You may request to reset the Guaranteed Amount at any time while the IPR is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12, 13, 14, -15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment.”) In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original Holding Period starts, that means, for example, if you purchase IPR with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR Charge or the Rider Risk Charge Adjustment, if applicable.

If you purchase IPR, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR is in effect. Upon any termination of the IPR, the Fixed Account will be an available investment option. If you purchase the IPR, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR meet your investment objectives

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and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR and refund any IPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 4 - State Variations”. The cancellation of the IPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR prior to purchasing it.

The IPR is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

The IPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Upon your death, the IPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR and the policy. If your spouse chooses to continue the IPR and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR. While the IPR is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawal (including required minimum distributions from IRAs) while the IPR is in effect, you may not be able to receive the full value of the IPR. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR in your tax situation.

We have set forth below an example of how the benefit from the IPR may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 2.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

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(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR Rider.

IPR Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the Guaranteed Amount for that Rider term, if that Guaranteed Amount is higher than death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”.). However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the Guaranteed Amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the IPR.

(d) Investment Preservation Rider 2.0 (optional)

The Investment Preservation Rider 2.0 (“IPR 2.0”) is no longer available for purchase and was available only at the time of application. While IPR 2.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 2.0 allows you to choose among five (5) different Holding Periods. If you purchase the IPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 2.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 2.0 relating to the 20 year Holding Period and may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 4 - STATE VARIATIONS” for more information.

The IPR 2.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 2.0 (optional)-IPR 2.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 2.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 2.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 2.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal

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to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 2.0 is as follows:

(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR 2.0. You may request to reset the Guaranteed Amount at any time while the IPR 2.0 is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12,13,14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 2.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR 2.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, IPR 2.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchase IPR 2.0, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR 2.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 2.0, the Fixed Account will be an available investment option. If you purchase the IPR 2.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to

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your most recent allocation instructions. The Investment Division restrictions associated with the IPR 2.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 2.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 2.0 are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 2.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 2.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 2.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 2.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 2.0 and refund any IPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 2.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 2.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 4 - STATE VARIATIONS.” The cancellation of the IPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 2.0 prior to purchasing it.

The IPR 2.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) isand the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

The IPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 2.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 2.0. While the IPR 2.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while the IPR 2.0 is in effect, you may not be able to receive the full value of the IPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

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(1)	IPR 2.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000—$25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See “THE POLICIES-IPR 2.0 DEATH BENEFIT” below regarding the terms under which such death benefit may continue after the IPR 2.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 2.0 Rider.

Upon your death, the IPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 2.0 and the policy. If your spouse chooses to continue the IPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 2.0 Death Benefit.

The IPR 2.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 4 - STATE VARIATIONS” for more information).

For the 10, 11, 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

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(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 2.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 2.0 Holding Period End Date are not applied to the IPR 2.0 Death Benefit and therefore do not increase the IPR 2.0 Death Benefit.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 2.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 2.0 Holding Period End Date are not applied to the IPR 2.0 Death Benefit and therefore do not increase the IPR 2.0 Death Benefit.

Payment of a death benefit terminates the IPR 2.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 2.0 Death Benefit, Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(e) Investment Preservation Rider 3.0 (optional)

The Investment Preservation Rider 3.0 (“IPR 3.0”) is no longer available for purchase and was available only at the time of application. While IPR 3.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 3.0 allows you to choose among five (5) different Holding

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Periods. If you purchase the IPR 3.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 3.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 3.0 relating to the 20 year Holding Period and the IPR 3.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 4 - STATE VARIATIONS” for more information.

The IPR 3.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 3.0 (optional)-IPR 3.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 3.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 3.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0 and Investment Preservation Rider 3.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 3.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 3.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 3.0 is as follows:

(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR 3.0. You may request to reset the Guaranteed Amount at any time while the IPR 3.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12,13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 3.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR 3.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

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A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 3.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchase IPR 3.0, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2.

The Fixed Account is not available while the IPR 3.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 3.0, the Fixed Account will be an available investment option. If you purchase the IPR 3.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 3.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 3.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 3.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 3.0 are set forth in APPENDIX 2.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 3.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 3.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 3.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 3.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 3.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 3.0 and refund any IPR 3.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 3.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 3.0 charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 4-STATE VARIATIONS”. The cancellation of the IPR 3.0 after the 30- day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 3.0 prior to purchasing it.

The IPR 3.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

The IPR 3.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 3.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

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In most jurisdictions, the IPR 3.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 3.0. While the IPR 3.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 3.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 3.0 is in effect, you may not be able to receive the full value of the IPR 3.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 3.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 3.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 3.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 3.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR 3.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 3.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 3.0 Rider.

Upon your death, the IPR 3.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR 3.0 and the policy. If your spouse chooses to continue the IPR 3.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 3.0 Death Benefit.

The IPR 3.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 4 - STATE VARIATIONS” for more information).

For the 12, 13, 14 and 15 year Holding Periods:

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If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 3.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 3.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 3.0 Death Benefit and therefore do not increase the IPR 3.0 Death Benefit.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 3.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 3.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal,

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multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 3.0 Death Benefit and therefore do not increase the IPR 3.0 Death Benefit.

Payment of a death benefit terminates the IPR 3.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 3.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(f) Investment Preservation Rider 4.0 (optional)

The Investment Preservation Rider 4.0 (“IPR 4.0”) is available only at the time of application. While IPR 4.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 4.0 allows you to choose among five (5) different Holding Periods. If you purchase the IPR 4.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 4.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 4.0 relating to the 20 year Holding Period and the IPR 4.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 4 – STATE VARIATIONS” for more information.

The IPR 4.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 4.0 (optional)-IPR 4.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 4.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 4.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 4.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 4.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 4.0 is as follows:

(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium paymens, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium paymens, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR 4.0. You may request to reset the Guaranteed Amount at any time while the IPR 4.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12, 13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After

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the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 4.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR 4.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 4.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchase IPR 4.0, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2.

The Fixed Account is not available while the IPR 4.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 4.0, the Fixed Account will be an available investment option. If you purchase the IPR 4.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 4.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 4.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 4.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 4.0 are set forth in APPENDIX 2.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 4.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 4.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 4.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 4.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 4.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 4.0 and refund any IPR 4.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 4.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 4.0 charges that may have been

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deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 4-STATE VARIATIONS”. The cancellation of the IPR 4.0 after the 30 day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 4.0 prior to purchasing it.

The IPR 4.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

The IPR 4.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 4.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 4.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 4.0. While the IPR 4.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 4.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 4.0 is in effect, you may not be able to receive the full value of the IPR 4.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 4.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 4.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 4.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 4.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

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If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR 4.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 4.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 4.0 Rider.

Upon your death, the IPR 4.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 4.0 and the policy. If your spouse chooses to continue the IPR 4.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 4.0 Death Benefit.

The IPR 4.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 4—STATE VARIATIONS” for more information).

For the 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 4.0 Death Benefit, which is:

(a) The Guaranteed Amount reduced by any Premium Credits applied within twelve (12) months of the date of death; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 4.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 4.0 Death Benefit and therefore do not increase the IPR 4.0 Death Benefit.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

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(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 4.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%, reduced by any Premium Credits applied within twelve (12) months of the date of death; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 4.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 4.0 Death Benefit and therefore do not increase the IPR 4.0 Death Benefit.

Payment of a death benefit terminates the IPR 4.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 4.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(g) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. If you purchase this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”); or

(b)

the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary”, and less (i) any Premium Credits, if credited to the policy within the twelve (12) months immediately preceding death, and (ii) any proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or

(c)	any death benefit available under any other rider attached to the policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until, for Policies applied for on or after May 1, 2019, until you reach age 85 and, for Policies applied for before May 1, 2019, until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be calculated until any grantor, for Policies applied for on or after May 1, 2019, reaches age 85, and for Policies applied for before May 1, 2019, reaches age 80. On the first Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value on the first Policy Anniversary; and (b) the Return of Premium Death Benefit. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greatest of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments made and, if applicable, any Premium Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary.

The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If

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the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on or after May 1, 2016) of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made); a Premium Credit of $6,000 is applied to this payment

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed (for policies applied for on or after May 1, 2016): 0.25% annually (0.0625% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

= $225,000

b)	the Return of Premium Death Benefit

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

= $225,000

2.

the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Premium Credits made since the prior Reset Anniversary (less any applicable Premium Credits, if credited to the Accumulation Value within the twelve months immediately preceding death), less Reset Value Proportional Reductions since the prior Reset Anniversary. = $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy,

3)	an ownership change or assignment of the policy, other than as described in the rider, or

4)	the date we terminate the policy.

Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

You cannot cancel this Rider without surrendering your policy.

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(h) Investment Preservation Rider/Annual Death Benefit Reset Rider Package (optional and available only with policies applied for before May 1, 2016)

If you elected the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”) (in jurisdictions where available) before May 1, 2016, you will receive a discount on the charges for both the ADBR and IPR Riders. Please note that if the IPR Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. See “CHARGES AND DEDUCTIONS — Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge” for more details. There is no IPR + ADBR discount available for policies issued on and after May 1, 2016.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 16, 17 and 18 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. You should review your reports and statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the confirmation with the transaction in question.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 17 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS – Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first two Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

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Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	if NYLIAC cancels the policy;

(c)	if you exercise your right to cancel your policy during the Free Look period;

(d)	when we pay proceeds upon the death of the policyowner;

(e)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(f)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(g)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(h)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;

(i)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and

(j)	on amounts applied to Future Income Purchases, if applicable.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.

We reduce the M&E Charge at the end of the period during which a surrender charge applies to the initial premium payment (the “Surrender Charge Period”).

For Accumulation Value based policies applied for on and after May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the daily average Variable Accumulation Value.

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•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for on and after May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based policies applied for before May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.60% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for before May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.70% (annualized) of the Adjusted Premium Payments.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is assessed. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Premium Credit.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, the policy service charge is waived for (i) policies with $100,000 or more Accumulation Value based on each Policy Anniversary and (ii) policies that (a) purchase the IPR 4.0 and (b) the cumulative first year premium(s) are greater than or equal to $25,000 for the entirety of the policy.

We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This

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charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge

The IPR, IPR 2.0 and IPR 3.0 were and the IPR 4.0 is available only at the time of application in jurisdictions where approved. If you purchased the IPR, IPR 2.0 or IPR 3.0 or purchase the IPR 4.0, we deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the Rider Effective Date. (See “RIDERS-Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional).”) Usually, we deduct the charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the Holding Period you choose. We may set a lower charge at our sole discretion.

For IPR 4.0, the current charge ranges from 0.50% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.175% per quarter), depending on the Holding Period you choose.

If you reset the amount that is guaranteed, a new charge for the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the Rider Effective Date or on the Rider Reset Effective Date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the amount that is guaranteed. After a reset, we will continue to deduct the current charge until the first policy quarter following the Rider Reset Effective Date.

The IPR, IPR 2.0 and IPR 3.0 Riders are no longer available for purchase. For an IPR, IPR 2.0 and IPR 3.0 Rider reset, the current charges range from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25%  per quarter) depending on the rider Holding Period you chose.

(d) Rider Risk Charge Adjustment

If you cancel the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 after thirty (30) days, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 16 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply. Certain jurisdictions do not permit us to assess the Rider Risk Charge Adjustment, for more information about the jurisdiction where your policy was issued, contact your registered representative.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect, unless you reset the applicable IPR Holding Period. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the 20 year rider Holding Period, which has a 1.00% maximum. We are currently charging the maximum amount. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. Upon an IPR Reset, any new percentage will be effective on the Rider Reset Effective Date.

(e) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from your Accumulation Value or transaction proceeds.

(f) Transfer Fees

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Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.

(g) Annual Death Benefit Reset (ADBR) Rider Charge

If you purchase the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

If you applied for your policy on and after May 1, 2016, the current charge for the ADBR Rider, for policyholders of all ages, is 0.25% per year (0.0625% per quarter).

(h) Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge (available only with policies applied for before May 1, 2016)

For policies applied for before May 1, 2016, there was a discount if you purchased the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”), we will deduct a reduced IPR + ADBR rider charge each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the IPR + ADBR package ranges from 2.00% to 2.50%, depending on the IPR Rider Holding Period you chose. For an IPR + ADBR package, the current charge for resets ranges from 0.40% to 0.65% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is canceled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

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NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 16 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal

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among the Allocation Options or if the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 is in effect, we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires,

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whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December  31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 16 of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value less any Premium Credits applied within the 12 months immediately preceding death (in states where permitted); or

(b)	the Return of Premium Death Benefit; or

(c)	the Step-up Death Benefit.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the

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policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”)

If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 16 of this Prospectus, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment Option. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment Option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

A policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

It is important to note that partial annuitizations reduce the Guaranteed Amount and death benefit proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

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We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 16 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 16 of this Prospectus, at www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 16 of the Prospectus.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

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Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan, are not available for policies with IPR, IPR 2.0, IPR 3.0 or IPR 4.0 and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a) the minimum loan amount is $5,000; and

(b) repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

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Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Premium Credit, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to thirty (30) days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next premium payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining value in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to traditional Dollar Cost Averaging or Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

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You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 16 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” equally applies to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Account and any Premium Credit will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any

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deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of Future Income Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met). In light of this uncertainty, however, you should consult a tax adviser before making a Future Income Purchase.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

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A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements,

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such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”)

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must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

(e) SIMPLE I RAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,000 for 2019 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2019 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York

96

Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Plus Variable Annuity II policies during the fiscal years ended December 31, 2018, 2017 and 2016 were $34,758,841, $40,090,253 and $44,382,007, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

97

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Plus Variable Annuity II Statement of Additional Information.

The New York Life Premier Plus Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Premier Plus Variable Annuity II Statement of Additional Information dated May 1, 2019:

Name

Address

City	State	Zip

98

APPENDIX 1

Investment Division Restrictions and Asset Allocation Models available with IPR and IPR 2.0

Asset Allocation Categories:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds
MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Low Duration Portfolio
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Total Return Portfolio
MainStay VP PIMCO Real Return

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Balanced		MainStay VP Moderate Growth Allocation
MainStay VP Conservative Allocation		MainStay VP T. Rowe Price Equity Income
MainStay VP Epoch U.S. Equity Yield		American Funds IS Asset Allocation Fund
MainStay VP Fidelity Institutional AM® Utilities		American Funds IS Blue Chip Income and Growth
MainStay VP Growth Allocation		American Funds IS Growth Fund
MainStay VP Income Builder		BlackRock® Global Allocation V.I. Fund
MainStay VP IQ Hedge Multi-Strategy		ClearBridge Variable Appreciation Portfolio
MainStay VP Janus Henderson Balanced		DWS Alternative Asset Allocation VIP
MainStay VP Large Cap Growth		Fidelity® VIP ContrafundSM Portfolio
MainStay VP MacKay Common Stock		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP MacKay Convertible		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Growth		MFS® Investors Trust Series
MainStay VP MacKay S&P 500 Index		MFS® Research Series
MainStay VP Moderate Allocation		Victory VIF Diversified Stock Fund

Category C:
Minimum Allocation	0%
Maximum Allocation	10%
Category C Funds
MainStay VP Cushing Renaissance Advantage		Fidelity® VIP Emerging Markets Portfolio
MainStay VP Eagle Small Cap Growth		Fidelity® VIP Equity-Income PortfolioSM
MainStay VP Emerging Markets Equity		Fidelity® VIP Health Care Portfolio
MainStay VP MacKay International Equity		Fidelity® VIP International Index Portfolio
MainStay VP MacKay Mid Cap Core		Fidelity® VIP Mid Cap Portfolio
MainStay VP MacKay Small Cap Core		Invesco V.I. American Value Fund
MainStay VP Mellon Natural Resources		Invesco V.I. International Growth Fund
American Funds IS Global Small Capitalization Fund		Janus Henderson Enterprise Portfolio
American Funds IS New World Fund®		Janus Henderson Global Research Portfolio
Columbia Variable Portfolio — Commodity Strategy		MFS® International Value Portfolio
Columbia Variable Portfolio — Small Cap Value		Morgan Stanley VIF U.S. Real Estate Portfolio
Delaware VIP® Small Cap Value Series		Neuberger Berman AMT Mid Cap Growth Portfolio
Dreyfus IP Technology Growth Portfolio

A-1

Asset Allocation Models

Moderately Aggressive	Moderate

10% MainStay VP MacKay S&P 500 Index	10% MainStay VP MacKay S&P 500 Index
10% DWS Alternative Asset Allocation VIP	10% DWS Alternative Asset Allocation VIP
7% PIMCO VIT Total Return Portfolio	8% MainStay VP Bond
7% MainStay VP MacKay High Yield Corporate Bond	7% PIMCO VIT Total Return Portfolio
7% American Funds IS Blue Chip Income and Growth Fund	7% MainStay VP Indexed Bond
7% MainStay VP MacKay Mid Cap Core	7% MainStay VP MacKay High Yield Corporate Bond
6% MainStay VP Bond	6% MainStay VP MacKay Government
6% MFS® Investors Trust Series	5% MainStay VP PIMCO Real Return
5% MainStay VP PIMCO Real Return	5% Columbia Variable Portfolio — Emerging Markets Bond
5% Columbia Variable Portfolio — Emerging Markets Bond	5% MFS® Investors Trust Series
5% MFS® Research Series	5% MFS® Research Series
5% Fidelity® VIP Equity-Income PortfolioSM	5% Fidelity® VIP Equity-Income PortfolioSM
5% ClearBridge Variable Appreciation Portfolio	5% American Funds IS Blue Chip Income and Growth Fund
5% MainStay VP MacKay International Equity	5% MainStay VP MacKay Mid Cap Core
5% American Funds IS New World Fund®	5% American Funds IS New World Fund®
5% MFS® International Value Portfolio	5% MFS® International Value Portfolio

Moderately Conservative	Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

14% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

A-2

APPENDIX 2

Investment Division Restrictions and Asset Allocation Models available with IPR 3.0 and IPR 4.0 (12-15 and

20-year Holding Period options)

Option 1:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Subcategory I Funds (Minimum Allocation 10%)
MainStay VP Bond MainStay VP Indexed Bond		MainStay VP U.S. Government Money Market PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay Government		PIMCO VIT Low Duration Portfolio
MainStay VP PIMCO Real Return		PIMCO VIT Total Return Portfolio

Subcategory II Funds

MainStay VP Floating Rate MainStay VP MacKay High Yield Corporate Bond		BlackRock® High Yield V.I. Fund Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Unconstrained Bond

Category B:
Minimum Allocation	0%
Maximum Allocation	70%
Category B Funds
MainStay VP Epoch U.S. Equity Yield		ClearBridge Variable Appreciation Portfolio
MainStay VP Large Cap Growth		DWS Alternative Asset Allocation VIP
MainStay VP MacKay Common Stock		Fidelity® VIP ContrafundSM Portfolio
MainStay VP MacKay Convertible		Fidelity® VIP Equity-Income PortfolioSM
MainStay VP MacKay S&P 500 Index		Fidelity® VIP Growth Opportunities Portfolio
American Funds IS Blue Chip Income and Growth Fund		MFS® Investors Trust Series
American Funds IS Growth Fund		MFS® Research Series

Category C:
Minimum Allocation	0%
Maximum Allocation	25%

Subcategory I Funds (Maximum Allocation 15%)
MainStay VP Eagle Small Cap Growth MainStay VP MacKay Mid Cap Core MainStay VP MacKay Small Cap Core Columbia Variable Portfolio — Small Cap Value		Delaware VIP® Small Cap Value Series Fidelity® VIP Mid Cap Portfolio Invesco V.I. American Value Fund Janus Henderson Enterprise Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio

Subcategory II Funds (Maximum Allocation 15%)
MainStay VP MacKay International Equity American Funds IS Global Small Capitalization Fund American Funds IS New World Fund® Fidelity® VIP Emerging Markets Portfolio		Fidelity® VIP International Index Portfolio Invesco V.I. International Growth Fund Janus Henderson Global Research Portfolio MFS® International Value Portfolio

Subcategory III Funds (Maximum Allocation 10%)
MainStay VP Cushing Renaissance Advantage MainStay VP Fidelity Institutional AM® Utilities MainStay VP Mellon Natural Resources Columbia Variable Portfolio — Commodity Strategy		Dreyfus IP Technology Growth Portfolio Fidelity® VIP Health Care Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio

B-1

Option 2:

Category D:

Minimum Allocation 100%

Category D Asset Allocation Funds

MainStay VP Balanced

MainStay VP Conservative Allocation

MainStay VP Income Builder

MainStay VP Janus Henderson Balanced

MainStay VP Moderate Allocation

American Funds IS Asset Allocation Fund

BlackRock® Global Allocation V.I. Fund

Fidelity VIP® FundsManager® 60% Portfolio

Option 3:

Asset Allocation Models

Moderately Aggressive	Moderate

10% MainStay VP MacKay S&P 500 Index	10% MainStay VP MacKay S&P 500 Index
10% DWS Alternative Asset Allocation VIP	10% DWS Alternative Asset Allocation VIP
7% PIMCO VIT Total Return Portfolio	8% MainStay VP Bond
7% MainStay VP MacKay High Yield Corporate Bond	7% PIMCO VIT Total Return Portfolio
7% American Funds IS Blue Chip Income and Growth Fund	7% MainStay VP Indexed Bond
7% MainStay VP MacKay Mid Cap Core	7% MainStay VP MacKay High Yield Corporate Bond
6% MainStay VP Bond	6% MainStay VP MacKay Government
6% MFS® Investors Trust Series	5% MainStay VP PIMCO Real Return
5% MainStay VP PIMCO Real Return	5% Columbia Variable Portfolio — Emerging Markets Bond
5% Columbia Variable Portfolio — Emerging Markets Bond	5% MFS® Investors Trust Series
5% MFS® Research Series	5% MFS® Research Series
5% Fidelity® VIP Equity-Income PortfolioSM	5% Fidelity® VIP Equity-Income PortfolioSM
5% ClearBridge Variable Appreciation Portfolio	5% American Funds IS Blue Chip Income and Growth Fund
5% MainStay VP MacKay International Equity	5% MainStay VP MacKay Mid Cap Core
5% American Funds IS New World Fund®	5% American Funds IS New World Fund®
5% MFS® International Value Portfolio	5% MFS® International Value Portfolio

Moderately Conservative	Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

14% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

B-2

APPENDIX 3

(not available for applications signed on or after May 1, 2017)

FIR availability by Plan Type

Other types of plans may also be made available. Contact your registered representative for more information.

Non Qualified	Base Policy Issue Ages *	0-75
	FIR Availability **	0-75
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Traditional IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	18-68 1/2
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 70 1/2
	Latest FIR Purchase	Age 68 1/2
Roth IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	20-75
	Earliest FIR Income Start Date	Age 59 1/2
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Inherited IRA	Base Policy Issue Ages*	0-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
Non-Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

*	Base policy issue ages are based on owner(s) age
**	Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed

C-1

APPENDIX 4

STATE VARIATIONS

State	Features/Benefits	State Variation
California	See “THE POLICIES – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)    If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)    If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in Good Order, less any withdrawals.

	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

	See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, the Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.

Florida	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and Accumulation Value.

	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

	See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 (optional) (optional) and Investment Preservation Rider 4.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.

	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

New Jersey	Civil Union Partner Endorsement

Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

(a)    disbursed within five years of the original Owner’s death; or

(b)    placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

New York	See “DEFINITIONS – Nonforfeiture Value”	Nonforfeiture Value – The Nonforfeiture Value is equal to 100% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Nonforfeiture Rate) since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.

	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.

	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.

See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”

(a)    While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)    If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)    An ownership change or assignment of the policy does not terminate the IPR, IPR 2.0, IPR 3.0 or IPR 4.0.

(d)    The IPR death benefit on the 20 year holding period is 100% of the premium payments made in the first Policy Year (less proportional withdrawals) or, if there is a reset, 100% of the Accumulation Value as of the most recent Rider Reset Effective Date (less withdrawals made after such date.)

(e)    The IPR 2.0, IPR 3.0 and IPR 4.0 Death Benefit is not available.

(f)    The name of the IPR, IPR 3.0 and IPR 4.0 is Guaranteed Minimum Account Benefit. The name of the IPR 2.0 is Guaranteed Minimum Account Benefit 2.0.

See “CHARGES AND DEDUCTIONS – Other Charges – Investment Preservation Rider Charge, Investment Preservation Rider 2.0 Charge, Investment Preservation Rider 3.0 Charge and Investment Preservation Rider 4.0 Charge”	The IPR, IPR 2.0, IPR 3.0 and IPR 4.0 charge will be deducted from each Investment Division based on funds in each Rider Allocation Option each policy quarter.

See “THE POLICIES – Riders – Future Income Rider”

(a)    Total Future Income Purchases may not be more than 25% of your Accumulation Value in a given Policy Year.

(b)    The Future Income Payment amount purchased will be no less than the greater of: a) the amount that could be purchased by applying the Future Income Purchase to the Future Income purchase rate guarantees in this Rider; and b) the amount that could be purchased by applying the Future Income Purchase under any guaranteed paid-up deferred annuity policy offered by NYLIAC to the same class of annuitants on the Future Income Start Date.

(c)    The name of the FIR is “Guaranteed Paid-Up Deferred Annuity Benefit Rider”.

See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals (including Future Income Purchases) and applicable surrender charges in excess of any gain in the policy.

See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within ten (10) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

See “THE POLICIES – Automatic Asset Rebalancing (AAR)”	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.

See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.

See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.

See “THE POLICIES – Premium Credit”

(a)    You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if at the time you purchase a New York Life Premier Plus Variable Annuity II policy, you also purchased additional policies for this same product at the same time and the aggregate initial premium paid on all of the policies is at least $1.0 million. In order to aggregate premiums, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated.

(b)    We will not deduct from the death benefit proceeds any Premium Credit applied within 12 months immediately preceding the date of death of the Owner or Annuitant.

North Dakota	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any rider charge, and (ii) the account value.

	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

Statement of Additional Information

May 1, 2019

for

New York Life Premier Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Plus Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Premier Plus Variable Annuity II Prospectus dated May 1, 2019. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Plus Variable Annuity II Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) - c

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

* In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Future Income Purchases

We will inform you of the following each time you submit a Future Income Purchase request:

1.	That amounts used to purchase deferred income payments are not liquid.

2.	That income payments are subject to the credit risk of NYLIAC’s general account.

3.

The amount of the Future Income Payment that you receive from NYLIAC may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Future Income Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

2

Upon completion of the Future Income Purchase you will receive a confirmation statement which will inform you of the following:

1.	The amount of future income purchased.

2.	The lack of liquidity of amounts used to make the Future Income Purchase.

3.	That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.

Please note that the disclosures listed above will be included in the Future Income Purchase request form or the confirmation statement for each Future Income Purchase as soon as reasonably practicable after the date of this SAI.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 16 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

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FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

4

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate Account as of December 31, 2018 and for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

5

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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NYLIAC Variable Annuity Separate Account-III
Financial Statements

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities
As of December 31, 2018

	MainStay VP Balanced— Service Class	MainStay VP Bond— Initial Class	MainStay VP Bond— Service Class	MainStay VP Conservative Allocation— Service Class	MainStay VP Cushing® Renaissance Advantage— Service Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Eagle Small Cap Growth— Service Class
ASSETS:
Investment at net asset value	$105,450,662	$38,703,426	$92,030,004	$244,736,922	$4,540,722	$41,904,788	$30,406,519
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(61,437)	(14,742)	144,464	(342,635)	1,521	(30,754)	(1,350)
Net receivable from (payable to) the Fund shares sold or purchased	74,121	19,315	(133,342)	372,382	(991)	35,722	4,959
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	12,151	4,154	10,673	28,665	519	4,525	3,397
Administrative charges	533	419	449	1,082	11	443	212

Total net assets	$105,450,662	$38,703,426	$92,030,004	$244,736,922	$4,540,722	$41,904,788	$30,406,519

Total shares outstanding	8,052,778	2,821,762	6,777,008	22,965,853	601,323	3,434,616	2,541,974
Net asset value per share (NAV)	$13.09	$13.72	$13.58	$10.66	$7.55	$12.20	$11.96
Total units outstanding	7,012,588	1,878,748	7,671,592	17,908,893	593,806	2,830,756	2,199,026
Variable accumulation unit value (lowest to highest)	$10.11 to $17.87	$14.53 to $22.47	$9.78 to $13.74	$9.89 to $15.33	$7.02 to $8.80	$14.41 to $14.92	$11.14 to $15.55
Identified cost of investment	$114,390,720	$41,260,910	$96,690,832	$262,286,212	$5,675,820	$38,077,521	$32,520,356

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Emerging Markets Equity— Service Class	MainStay VP Epoch U.S. Equity Yield— Initial Class	MainStay VP Epoch U.S. Equity Yield— Service Class	MainStay VP Epoch U.S. Small Cap— Initial Class	MainStay VP Epoch U.S. Small Cap— Service Class	MainStay VP Fidelity Institutional AM® Utilities— Initial Class
ASSETS:
Investment at net asset value	$11,908,000	$45,533,272	$99,478,984	$166,533,577	$17,601,226	$53,679,720	$989,981
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(1,271)	(14,048)	(81,619)	(4,834)	(12,302)	8,524	—
Net receivable from (payable to) the Fund shares sold or purchased	2,662	19,510	93,284	24,952	14,388	(2,052)	120
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,251	5,097	10,566	18,932	1,900	6,113	111
Administrative charges	140	365	1,099	1,186	186	359	9

Total net assets	$11,908,000	$45,533,272	$99,478,984	$166,533,577	$17,601,226	$53,679,720	$989,981

Total shares outstanding	1,489,779	5,703,755	7,102,945	12,057,314	1,792,198	5,717,345	84,757
Net asset value per share (NAV)	$7.99	$7.98	$14.01	$13.81	$9.82	$9.39	$11.68
Total units outstanding	1,540,402	5,904,287	4,700,509	8,276,074	878,479	2,637,279	67,230
Variable accumulation unit value (lowest to highest)	$7.51 to $7.74	$7.38 to $11.43	$19.19 to $26.35	$10.34 to $23.16	$18.61 to $29.46	$10.00 to $26.89	$14.36 to $14.81
Identified cost of investment	$13,550,006	$50,327,025	$94,325,221	$172,758,161	$21,253,161	$66,551,769	$940,571

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP Fidelity Institutional AM® Utilities— Service Class	MainStay VP Floating Rate— Service Class	MainStay VP Growth Allocation— Service Class	MainStay VP Income Builder— Initial Class	MainStay VP Income Builder— Service Class	MainStay VP Indexed Bond— Service Class	MainStay VP IQ Hedge Multi- Strategy— Service Class
ASSETS:
Investment at net asset value	$350,906,135	$193,056,550	$166,915,541	$52,882,704	$102,162,048	$9,165,137	$68,478,747
Dividends due and accrued	—	26,390	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(9,760)	(120,440)	5,499	(22,960)	(134,130)	69,287	(8,805)
Net receivable from (payable to) the Fund shares sold or purchased	51,999	117,567	14,087	29,106	146,324	(68,249)	16,895
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	40,173	22,762	18,814	5,518	11,885	1,015	8,005
Administrative charges	2,066	755	772	628	309	23	85

Total net assets	$350,906,135	$193,056,550	$166,915,541	$52,882,704	$102,162,048	$9,165,137	$68,478,747

Total shares outstanding	30,178,553	22,296,523	16,067,485	3,473,078	6,762,220	937,231	8,374,140
Net asset value per share (NAV)	$11.63	$8.66	$10.39	$15.23	$15.11	$9.78	$8.18
Total units outstanding	25,515,200	16,204,117	11,937,571	1,828,745	6,850,188	934,689	8,449,902
Variable accumulation unit value (lowest to highest)	$10.00 to $14.61	$10.26 to $12.88	$9.97 to $19.32	$14.05 to $32.84	$10.20 to $20.03	$9.75 to $9.84	$7.52 to $9.27
Identified cost of investment	$350,486,850	$202,712,873	$181,209,992	$53,568,669	$111,331,378	$9,195,010	$70,079,279

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP Janus Henderson Balanced— Initial Class	MainStay VP Janus Henderson Balanced— Service Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Large Cap Growth— Service Class	MainStay VP MacKay Common Stock— Initial Class	MainStay VP MacKay Common Stock— Service Class	MainStay VP MacKay Convertible— Initial Class
ASSETS:
Investment at net asset value	$156,529,649	$212,498,063	$40,214,655	$150,851,229	$71,851,516	$59,371,187	$60,695,039
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(227,344)	176,515	(9,180)	57	(19,704)	(24,309)	(11,439)
Net receivable from (payable to) the Fund shares sold or purchased	245,609	(151,010)	13,869	17,970	27,999	31,313	18,560
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	16,427	24,615	4,234	17,420	7,425	6,695	6,450
Administrative charges	1,838	890	455	607	870	309	672

Total net assets	$156,529,649	$212,498,063	$40,214,655	$150,851,229	$71,851,516	$59,371,187	$60,695,038

Total shares outstanding	12,718,830	17,367,730	1,858,116	7,323,286	2,847,845	2,380,836	4,928,866
Net asset value per share (NAV)	$12.31	$12.24	$21.64	$20.60	$25.23	$24.94	$12.31
Total units outstanding	10,000,747	14,927,985	1,472,766	7,175,636	1,715,073	3,109,538	1,908,968
Variable accumulation unit value (lowest to highest)	$15.20 to $15.73	$11.41 to $15.47	$14.97 to $32.28	$12.83 to $28.12	$16.89 to $49.54	$11.55 to $26.75	$19.74 to $37.59
Identified cost of investment	$139,570,329	$211,560,247	$39,835,982	$157,669,073	$56,642,103	$62,700,431	$60,437,744

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP MacKay Convertible— Service Class	MainStay VP MacKay Government— Initial Class	MainStay VP MacKay Government— Service Class	MainStay VP MacKay Growth— Initial Class	MainStay VP MacKay Growth— Service Class	MainStay VP MacKay High Yield Corporate Bond— Initial Class	MainStay VP MacKay High Yield Corporate Bond— Service Class
ASSETS:
Investment at net asset value	$178,073,551	$25,375,584	$50,945,897	$74,664,041	$23,955,539	$162,512,220	$660,186,019
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(65,512)	(16,966)	80,312	(98,588)	(861)	(19,871)	(164,416)
Net receivable from (payable to) the Fund shares sold or purchased	86,811	19,978	(74,117)	107,178	3,771	38,994	244,837
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	20,493	2,743	5,902	7,656	2,727	17,298	78,039
Administrative charges	806	269	293	934	183	1,824	2,382

Total net assets	$178,073,551	$25,375,584	$50,945,897	$74,664,041	$23,955,539	$162,512,221	$660,186,019

Total shares outstanding	14,586,715	2,419,475	4,896,272	2,694,016	875,632	17,440,313	71,871,579
Net asset value per share (NAV)	$12.21	$10.49	$10.41	$27.71	$27.36	$9.32	$9.19
Total units outstanding	10,357,221	1,410,124	4,578,727	2,617,193	1,211,803	4,319,607	41,349,593
Variable accumulation unit value (lowest to highest)	$10.83 to $23.68	$12.83 to $19.79	$9.60 to $12.24	$10.58 to $31.81	$11.53 to $21.21	$25.63 to $42.37	$10.82 to $22.80
Identified cost of investment	$186,236,200	$27,459,519	$53,532,904	$67,740,562	$23,497,031	$171,091,864	$709,321,317

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP MacKay International Equity— Initial Class	MainStay VP MacKay International Equity— Service Class	MainStay VP MacKay Mid Cap Core— Initial Class	MainStay VP MacKay Mid Cap Core— Service Class	MainStay VP MacKay S&P 500 Index— Initial Class	MainStay VP MacKay S&P 500 Index— Service Class	MainStay VP MacKay Small Cap Core— Service Class
ASSETS:
Investment at net asset value	$20,187,725	$81,916,754	$42,380,292	$138,293,194	$159,506,816	$264,280,140	$40,471,224
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(14,879)	17,347	(12,729)	108,741	(21,504)	207,427	(11,368)
Net receivable from (payable to) the Fund shares sold or purchased	17,268	(7,507)	17,713	(92,184)	39,975	(176,149)	16,140
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2,182	9,292	4,527	15,661	16,590	29,992	4,502
Administrative charges	207	548	457	896	1,881	1,286	270

Total net assets	$20,187,725	$81,916,754	$42,380,292	$138,293,194	$159,506,816	$264,280,140	$40,471,224

Total shares outstanding	1,347,060	5,513,489	3,548,843	11,777,609	3,315,219	5,535,794	4,146,929
Net asset value per share (NAV)	$14.99	$14.86	$11.94	$11.74	$48.11	$47.74	$9.76
Total units outstanding	870,215	5,168,295	1,397,655	6,106,059	3,882,583	14,018,608	3,674,935
Variable accumulation unit value (lowest to highest)	$16.28 to $27.40	$10.26 to $19.83	$30.26 to $34.01	$10.18 to $32.07	$17.82 to $49.78	$11.88 to $26.02	$10.37 to $11.09
Identified cost of investment	$18,078,036	$74,822,994	$50,056,913	$162,739,665	$101,857,103	$229,469,053	$47,416,261

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP MacKay Unconstrained Bond— Service Class	MainStay VP Mellon Natural Resources— Initial Class	MainStay VP Moderate Allocation— Service Class	MainStay VP Moderate Growth Allocation— Service Class	MainStay VP PIMCO Real Return— Service Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP T. Rowe Price Equity Income— Service Class
ASSETS:
Investment at net asset value	$208,119,798	$77,077,015	$338,585,506	$396,578,880	$66,448,970	$42,553,862	$96,683,235
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(17,701)	(35,458)	150,872	(137,309)	102,913	(14,423)	(48,715)
Net receivable from (payable to) the Fund shares sold or purchased	42,369	44,679	(110,438)	184,594	(94,998)	19,428	60,479
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	24,353	8,603	38,745	45,500	7,723	4,551	11,155
Administrative charges	315	618	1,689	1,785	192	454	609

Total net assets	$208,119,798	$77,077,015	$338,585,506	$396,578,880	$66,448,970	$42,553,862	$96,683,235

Total shares outstanding	21,738,383	14,181,614	33,085,162	37,894,885	8,127,273	3,737,442	8,528,797
Net asset value per share (NAV)	$9.57	$5.43	$10.23	$10.47	$8.18	$11.39	$11.34
Total units outstanding	19,256,057	14,981,997	24,094,080	27,033,137	7,213,735	2,658,746	6,458,776
Variable accumulation unit value (lowest to highest)	$9.95 to $11.46	$4.91 to $8.03	$9.97 to $16.42	$9.99 to $17.77	$8.87 to $9.88	$15.56 to $16.05	$10.75 to $15.83
Identified cost of investment	$217,012,625	$113,362,732	$375,141,808	$444,605,306	$72,884,087	$44,076,070	$106,150,058

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP U.S. Government Money Market— Initial Class	American Funds IS Asset Allocation Fund— Class 4	American Funds IS Blue Chip Income and Growth Fund— Class 4	American Funds IS Global Small Capitalization Fund— Class 4	American Funds IS Growth Fund— Class 4	American Funds IS New World Fund®— Class 4	BlackRock® Global Allocation V.I. Fund— Class III
ASSETS:
Investment at net asset value	$113,330,617	$11,796,910	$15,665,395	$7,057,000	$8,900,253	$30,881,002	$109,132,400
Dividends due and accrued	6,271	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(123,645)	69,327	66,150	(18,221)	21,644	54,068	(82,839)
Net receivable from (payable to) the Fund shares sold or purchased	131,324	(67,964)	(64,386)	19,032	(20,637)	(50,499)	95,741
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	13,350	1,318	1,729	798	983	3,513	12,678
Administrative charges	600	45	35	13	24	56	224

Total net assets	$113,330,617	$11,796,910	$15,665,395	$7,057,000	$8,900,253	$30,881,002	$109,132,400

Total shares outstanding	113,315,506	562,025	1,285,102	331,626	129,666	1,491,116	8,427,212
Net asset value per share (NAV)	$1.00	$20.99	$12.19	$21.28	$68.64	$20.71	$12.95
Total units outstanding	64,529,038	1,242,867	1,646,073	666,587	888,197	2,996,593	9,950,121
Variable accumulation unit value (lowest to highest)	$0.89 to $9.86	$9.47 to $9.51	$9.48 to $9.54	$9.94 to $11.28	$9.98 to $10.04	$9.58 to $11.38	$9.70 to $11.96
Identified cost of investment	$113,325,079	$12,701,833	$17,692,475	$7,855,409	$10,062,867	$33,071,982	$122,371,723

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	BlackRock® High Yield V.I. Fund— Class III	ClearBridge Variable Appreciation Portfolio— Class II	Columbia Variable Portfolio— Commodity Strategy Fund— Class 2	Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 2	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Delaware VIP® Small Cap Value Series— Service Class	Dreyfus IP Technology Growth Portfolio— Initial Shares
ASSETS:
Investment at net asset value	$35,395,904	$3,150,464	$1,530,674	$17,268,377	$33,762,140	$1,502,604	$17,479,574
Dividends due and accrued	152,496	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(33,172)	28,912	3,118	97,735	19,101	2,881	779
Net receivable from (payable to) the Fund shares sold or purchased	(115,193)	(28,563)	(2,934)	(95,768)	(15,074)	(2,710)	1,302
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	4,081	342	180	1,939	3,825	163	1,909
Administrative charges	50	7	4	28	202	8	172

Total net assets	$35,395,904	$3,150,464	$1,530,674	$17,268,377	$33,762,140	$1,502,604	$17,479,574

Total shares outstanding	5,182,854	81,344	297,218	1,918,708	2,391,086	46,120	774,804
Net asset value per share (NAV)	$6.80	$38.73	$5.15	$9.00	$14.12	$32.58	$22.56
Total units outstanding	3,358,008	294,296	205,099	1,666,065	1,932,510	176,529	678,073
Variable accumulation unit value (lowest to highest)	$10.30 to $10.82	$10.64 to $10.74	$7.00 to $8.75	$10.24 to $10.42	$10.76 to $21.05	$8.48 to $8.53	$24.97 to $38.33
Identified cost of investment	$37,489,992	$3,493,388	$1,749,826	$18,560,289	$42,551,250	$1,785,805	$15,828,324

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	Dreyfus IP Technology Growth Portfolio— Service Shares	DWS Alternative Asset Allocation VIP— Class B	Fidelity® VIP ContrafundSM Portfolio— Initial Class	Fidelity® VIP ContrafundSM Portfolio— Service Class 2	Fidelity® VIP Emerging Markets Portfolio— Service Class 2	Fidelity® VIP Equity-IncomeSM Portfolio— Initial Class	Fidelity® VIP Equity-IncomeSM Portfolio— Service Class 2
ASSETS:
Investment at net asset value	$87,255,534	$24,785,074	$115,517,338	$321,912,391	$1,555,415	$45,408,285	$88,940,973
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	58,408	139,942	(17,457)	123,514	6,207	(28,723)	39,825
Net receivable from (payable to) the Fund shares sold or purchased	(48,026)	(137,172)	30,847	(85,318)	(6,034)	34,021	(29,150)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	9,966	2,746	12,042	36,767	169	4,779	10,114
Administrative charges	416	24	1,348	1,429	4	519	561

Total net assets	$87,255,534	$24,785,074	$115,517,338	$321,912,391	$1,555,415	$45,408,285	$88,940,973

Total shares outstanding	4,094,582	2,050,047	3,595,311	10,281,456	156,166	2,229,175	4,480,653
Net asset value per share (NAV)	$21.31	$12.09	$32.13	$31.31	$9.96	$20.37	$19.85
Total units outstanding	3,757,567	2,615,213	2,644,300	16,605,912	188,714	1,618,944	4,972,015
Variable accumulation unit value (lowest to highest)	$13.95 to $32.80	$9.38 to $9.52	$24.59 to $50.17	$11.15 to $30.72	$8.22 to $8.25	$19.16 to $31.24	$10.64 to $21.58
Identified cost of investment	$81,625,509	$26,432,083	$103,684,383	$325,447,608	$1,696,349	$47,076,135	$95,036,118

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	Fidelity® VIP Growth Opportunities Portfolio— Service Class 2	Fidelity® VIP Mid Cap Portfolio— Service Class 2	Invesco V.I. American Value Fund— Series II Shares	Invesco V.I. International Growth Fund— Series II Shares	Janus Henderson Enterprise Portfolio— Service Shares	Janus Henderson Global Research Portfolio— Institutional Shares	Janus Henderson Global Research Portfolio— Service Shares
ASSETS:
Investment at net asset value	$42,043,861	$120,950,712	$10,731,449	$33,146,861	$5,639,992	$46,613,918	$30,362,418
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	42,531	(86,546)	8,927	(4,008)	9,200	(12,940)	(614)
Net receivable from (payable to) the Fund shares sold or purchased	(37,626)	100,954	(7,674)	7,864	(8,546)	18,312	4,225
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	4,748	13,555	1,223	3,805	629	4,790	3,426
Administrative charges	157	853	30	51	25	582	185

Total net assets	$42,043,861	$120,950,712	$10,731,449	$33,146,861	$5,639,992	$46,613,918	$30,362,418

Total shares outstanding	1,122,367	4,139,312	782,746	1,019,590	89,538	989,050	657,907
Net asset value per share (NAV)	$37.46	$29.22	$13.71	$32.51	$62.99	$47.13	$46.15
Total units outstanding	2,629,916	5,444,545	946,601	3,549,752	564,824	2,023,891	1,809,182
Variable accumulation unit value (lowest to highest)	$14.25 to $16.95	$10.18 to $31.63	$9.07 to $12.04	$8.79 to $10.11	$9.95 to $10.01	$9.68 to $25.49	$10.26 to $19.26
Identified cost of investment	$40,130,434	$135,754,983	$13,336,164	$36,346,917	$6,197,986	$30,562,867	$26,201,341

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MFS® International Value Portfolio— Service Class	MFS® Investors Trust Series— Initial Class	MFS® Investors Trust Series— Service Class	MFS® Research Series— Initial Class	MFS® Research Series— Service Class	Morgan Stanley VIF U.S. Real Estate Portfolio— Class II	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I
ASSETS:
Investment at net asset value	$9,317,503	$7,080,557	$40,010,950	$8,692,946	$19,556,043	$18,762,335	$1,234,691
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	88,001	1,030	53,439	(22,989)	68,217	11,501	500
Net receivable from (payable to) the Fund shares sold or purchased	(86,958)	(202)	(48,861)	23,998	(65,909)	(9,287)	(351)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,022	749	4,505	905	2,245	2,141	139
Administrative charges	21	79	73	104	63	73	10

Total net assets	$9,317,503	$7,080,557	$40,010,950	$8,692,946	$19,556,043	$18,762,335	$1,234,691

Total shares outstanding	378,760	261,758	1,499,661	348,694	794,638	967,131	51,253
Net asset value per share (NAV)	$24.60	$27.05	$26.68	$24.93	$24.61	$19.40	$24.09
Total units outstanding	922,334	342,272	2,685,222	380,121	1,086,613	1,762,020	47,671
Variable accumulation unit value (lowest to highest)	$10.04 to $10.13	$17.79 to $28.71	$11.56 to $25.89	$15.68 to $25.92	$11.70 to $28.62	$9.27 to $11.16	$24.58 to $35.14
Identified cost of investment	$10,175,794	$6,798,057	$41,927,107	$8,490,051	$21,817,426	$20,093,668	$1,211,115

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	Neuberger Berman AMT Mid Cap Growth Portfolio— Class S	PIMCO VIT International Bond Portfolio (U.S. Dollar- Hedged)— Advisor Class	PIMCO VIT Low Duration Portfolio— Advisor Class	PIMCO VIT Total Return Portfolio— Advisor Class	Victory VIF Diversified Stock Fund— Class A Shares	MainStay VP Absolute Return Multi-Strategy— Service Class
ASSETS:
Investment at net asset value	$59,199,507	$82,235,379	$20,579,227	$87,333,420	$11,175,127	$—
Dividends due and accrued	—	(2)	1	(4)	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	26,135	110,301	23,730	28,773	359	—
Net receivable from (payable to) the Fund shares sold or purchased	(19,166)	(100,587)	(21,354)	(18,505)	976	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	6,718	9,604	2,358	10,167	1,255	—
Administrative charges	251	108	19	97	80	—

Total net assets	$59,199,507	$82,235,379	$20,579,227	$87,333,420	$11,175,127	$—

Total shares outstanding	2,671,458	7,586,290	2,041,590	8,333,342	1,093,457	—
Net asset value per share (NAV)	$22.16	$10.84	$10.08	$10.48	$10.22	$—
Total units outstanding	3,121,912	7,635,392	2,092,570	8,622,653	635,903	—
Variable accumulation unit value (lowest to highest)	$10.78 to $31.29	$10.40 to $11.26	$9.75 to $9.89	$9.98 to $10.30	$10.42 to $19.57	—
Identified cost of investment	$62,412,984	$83,151,755	$20,835,574	$90,091,883	$13,648,287	$—

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations
For the year ended December 31, 2018

	MainStay VP Absolute Return Multi-Strategy— Service Class	MainStay VP Balanced— Service Class	MainStay VP Bond— Initial Class	MainStay VP Bond— Service Class	MainStay VP Conservative Allocation— Service Class	MainStay VP Cushing® Renaissance Advantage— Service Class	MainStay VP Eagle Small Cap Growth— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$86,176	$1,634,221	$1,137,649	$2,392,117	$5,834,050	$—	$—
Mortality and expense risk charges	(998,781)	(1,733,140)	(547,202)	(1,338,660)	(4,053,374)	(87,792)	(716,765)
Administrative charges	(177,932)	(220,876)	(75,561)	(159,151)	(435,665)	(8,730)	(111,975)
Net investment income (loss)	(1,090,537)	(319,795)	514,886	894,306	1,345,011	(96,522)	(828,740)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	83,467,424	26,661,595	6,797,225	22,648,286	63,569,626	2,437,288	10,985,708
Cost of investments sold	(94,750,130)	(23,823,320)	(7,264,543)	(24,145,458)	(65,373,985)	(2,351,603)	(7,401,631)
Net realized gain (loss) on investments	(11,282,706)	2,838,275	(467,318)	(1,497,172)	(1,804,359)	85,685	3,584,077
Realized gain distribution received	—	5,289,178	113,266	262,744	—	—	2,648,469
Change in unrealized appreciation (depreciation) on investments	6,877,296	(18,565,951)	(1,307,610)	(2,499,076)	(22,099,261)	(1,863,578)	(9,673,221)
Net gain (loss) on investments	(4,405,410)	(10,438,498)	(1,661,662)	(3,733,504)	(23,903,620)	(1,777,893)	(3,440,675)
Net increase (decrease) in net assets resulting from operations	$(5,495,947)	$(10,758,293)	$(1,146,776)	$(2,839,198)	$(22,558,609)	$(1,874,415)	$(4,269,415)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP Eagle Small Cap Growth— Service Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Emerging Markets Equity— Service Class	MainStay VP Epoch U.S. Equity Yield— Initial Class	MainStay VP Epoch U.S. Equity Yield— Service Class	MainStay VP Epoch U.S. Small Cap— Initial Class	MainStay VP Epoch U.S. Small Cap— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$210,986	$641,793	$2,359,176	$3,504,531	$155,401	$325,254
Mortality and expense risk charges	(479,199)	(203,117)	(806,740)	(1,486,717)	(2,698,111)	(293,927)	(948,793)
Administrative charges	(58,473)	(31,875)	(132,577)	(203,352)	(357,994)	(38,518)	(113,606)
Net investment income (loss)	(537,672)	(24,006)	(297,524)	669,107	448,426	(177,044)	(737,145)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	8,415,388	3,863,626	15,937,502	18,305,589	39,960,792	3,880,806	14,717,219
Cost of investments sold	(6,732,011)	(3,992,734)	(15,831,017)	(12,414,958)	(32,015,411)	(2,570,884)	(12,271,943)
Net realized gain (loss) on investments	1,683,377	(129,108)	106,485	5,890,631	7,945,381	1,309,922	2,445,276
Realized gain distribution received	1,897,252	—	—	7,232,928	12,328,879	2,439,907	7,788,438
Change in unrealized appreciation (depreciation) on investments	(6,786,065)	(3,362,583)	(13,054,745)	(21,089,657)	(33,662,817)	(7,283,957)	(20,993,466)
Net gain (loss) on investments	(3,205,436)	(3,491,691)	(12,948,260)	(7,966,098)	(13,388,557)	(3,534,128)	(10,759,752)
Net increase (decrease) in net assets resulting from operations	$(3,743,108)	$(3,515,697)	$(13,245,784)	$(7,296,991)	$(12,940,131)	$(3,711,172)	$(11,496,897)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP Fidelity Institutional AM® Utilities— Initial Class	MainStay VP Fidelity Institutional AM® Utilities— Service Class	MainStay VP Floating Rate— Service Class	MainStay VP Growth Allocation— Service Class	MainStay VP Income Builder— Initial Class	MainStay VP Income Builder— Service Class	MainStay VP Indexed Bond— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$13,392	$3,528,672	$8,569,804	$2,496,514	$1,600,147	$2,858,070	$143,211
Mortality and expense risk charges	(14,949)	(5,453,005)	(2,725,750)	(2,744,780)	(748,122)	(1,627,743)	(49,966)
Administrative charges	(2,543)	(758,598)	(333,534)	(548,572)	(107,537)	(163,074)	(5,917)
Net investment income (loss)	(4,100)	(2,682,931)	5,510,520	(796,838)	744,488	1,067,253	87,328
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	396,645	85,559,144	47,865,775	31,250,768	8,612,907	26,190,367	954,976
Cost of investments sold	(411,728)	(78,153,734)	(48,855,774)	(28,017,875)	(6,238,790)	(27,075,968)	(976,018)
Net realized gain (loss) on investments	(15,083)	7,405,410	(989,999)	3,232,893	2,374,117	(885,601)	(21,042)
Realized gain distribution received	1,817	614,985	—	7,255,157	2,518,607	4,980,189	—
Change in unrealized appreciation (depreciation) on investments	15,578	(8,489,175)	(8,580,954)	(37,470,254)	(9,560,647)	(13,163,929)	(25,152)
Net gain (loss) on investments	2,312	(468,780)	(9,570,953)	(26,982,204)	(4,667,923)	(9,069,341)	(46,194)
Net increase (decrease) in net assets resulting from operations	$(1,788)	$(3,151,711)	$(4,060,433)	$(27,779,042)	$(3,923,435)	$(8,002,088)	$41,134

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	Mainstay VP IQ Hedge Multi-Strategy— Service Class (a)	MainStay VP Janus Henderson Balanced— Initial Class	MainStay VP Janus Henderson Balanced— Service Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Large Cap Growth— Service Class	MainStay VP MacKay Common Stock— Initial Class	MainStay VP MacKay Common Stock— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$393,170	$3,095,975	$3,572,147	$—	$—	$1,299,835	$924,810
Mortality and expense risk charges	(83,478)	(2,252,005)	(3,115,399)	(592,889)	(2,338,427)	(1,083,523)	(950,614)
Administrative charges	(17,856)	(343,851)	(386,438)	(89,248)	(274,772)	(157,940)	(120,070)
Net investment income (loss)	291,836	500,119	70,310	(682,137)	(2,613,199)	58,372	(145,874)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,266,633	27,936,171	35,740,085	7,580,872	38,675,322	12,487,962	13,880,783
Cost of investments sold	(2,291,484)	(20,871,449)	(28,321,868)	(4,575,958)	(32,021,089)	(5,544,284)	(10,986,950)
Net realized gain (loss) on investments	(24,851)	7,064,722	7,418,217	3,004,914	6,654,233	6,943,678	2,893,833
Realized gain distribution received	—	9,104,880	11,903,792	6,117,364	22,957,887	7,325,272	6,012,254
Change in unrealized appreciation (depreciation) on investments	(1,600,532)	(17,711,693)	(22,666,345)	(7,408,405)	(25,020,947)	(19,652,504)	(13,413,488)
Net gain (loss) on investments	(1,625,383)	(1,542,091)	(3,344,336)	1,713,873	4,591,173	(5,383,554)	(4,507,401)
Net increase (decrease) in net assets resulting from operations	$(1,333,547)	$(1,041,972)	$(3,274,026)	$1,031,736	$1,977,974	$(5,325,182)	$(4,653,275)

(a) For the period November 30, 2018 (commencement of Investment Division) through December 31, 2018.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP MacKay Convertible— Initial Class	MainStay VP MacKay Convertible— Service Class	MainStay VP MacKay Government— Initial Class	MainStay VP MacKay Government— Service Class	MainStay VP MacKay Growth— Initial Class	MainStay VP MacKay Growth— Service Class	MainStay VP MacKay High Yield Corporate Bond— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,137,489	$2,691,826	$666,866	$1,163,045	$538,145	$104,170	$10,350,359
Mortality and expense risk charges	(908,616)	(2,733,797)	(351,474)	(712,935)	(1,122,691)	(412,726)	(2,368,210)
Administrative charges	(121,277)	(306,062)	(52,555)	(95,245)	(182,465)	(56,325)	(311,011)
Net investment income (loss)	107,596	(348,033)	262,837	354,865	(767,011)	(364,881)	7,671,138
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	11,884,419	37,741,684	4,575,369	13,199,393	11,362,886	6,274,517	36,655,982
Cost of investments sold	(7,632,860)	(34,191,086)	(5,148,401)	(14,322,531)	(7,779,340)	(5,322,129)	(35,088,026)
Net realized gain (loss) on investments	4,251,559	3,550,598	(573,032)	(1,123,138)	3,583,546	952,388	1,567,956
Realized gain distribution received	2,490,989	7,193,818	—	—	5,226,549	1,721,400	—
Change in unrealized appreciation (depreciation) on investments	(8,972,277)	(18,501,397)	(159,514)	(260,198)	(11,962,238)	(3,575,282)	(14,234,990)
Net gain (loss) on investments	(2,229,729)	(7,756,981)	(732,546)	(1,383,336)	(3,152,143)	(901,494)	(12,667,034)
Net increase (decrease) in net assets resulting from operations	$(2,122,133)	$(8,105,014)	$(469,709)	$(1,028,471)	$(3,919,154)	$(1,266,375)	$(4,995,896)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP MacKay High Yield Corporate Bond— Service Class	MainStay VP MacKay International Equity— Initial Class	MainStay VP MacKay International Equity— Service Class	MainStay VP MacKay Mid Cap Core— Initial Class	MainStay VP MacKay Mid Cap Core— Service Class	MainStay VP MacKay S&P 500 Index— Initial Class	MainStay VP MacKay S&P 500 Index— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$40,590,990	$280,299	$932,594	$498,457	$1,185,442	$2,587,513	$3,635,772
Mortality and expense risk charges	(10,429,900)	(329,063)	(1,435,186)	(708,135)	(2,342,407)	(2,380,181)	(4,117,742)
Administrative charges	(1,304,189)	(43,047)	(201,813)	(93,729)	(285,021)	(340,752)	(491,529)
Net investment income (loss)	28,856,901	(91,811)	(704,405)	(303,407)	(1,441,986)	(133,420)	(973,499)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	136,338,495	4,344,778	26,962,911	12,247,447	34,845,366	27,989,797	55,057,871
Cost of investments sold	(136,299,006)	(3,040,932)	(19,564,615)	(10,278,694)	(30,180,880)	(11,961,276)	(33,632,821)
Net realized gain (loss) on investments	39,489	1,303,846	7,398,296	1,968,753	4,664,486	16,028,521	21,425,050
Realized gain distribution received	—	432,121	1,803,529	6,323,417	20,205,005	3,394,005	5,516,365
Change in unrealized appreciation (depreciation) on investments	(51,854,547)	(4,667,053)	(21,246,656)	(14,492,121)	(44,839,289)	(28,817,814)	(43,577,990)
Net gain (loss) on investments	(51,815,058)	(2,931,086)	(12,044,831)	(6,199,951)	(19,969,798)	(9,395,288)	(16,636,575)
Net increase (decrease) in net assets resulting from operations	$(22,958,157)	$(3,022,897)	$(12,749,236)	$(6,503,358)	$(21,411,784)	$(9,528,708)	$(17,610,074)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP MacKay Small Cap Core— Service Class	MainStay VP MacKay Unconstrained Bond— Service Class	MainStay VP Mellon Natural Resources— Initial Class	MainStay VP Moderate Allocation— Service Class	MainStay VP Moderate Growth Allocation— Service Class	MainStay VP PIMCO Real Return— Service Class	MainStay VP T. Rowe Price Equity Income— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$7,006,104	$—	$7,694,669	$7,840,618	$917,818	$994,546
Mortality and expense risk charges	(727,032)	(3,281,862)	(1,492,471)	(5,445,200)	(6,670,618)	(977,097)	(675,349)
Administrative charges	(96,366)	(539,761)	(223,099)	(744,587)	(1,298,082)	(143,888)	(86,799)
Net investment income (loss)	(823,398)	3,184,481	(1,715,570)	1,504,882	(128,082)	(203,167)	232,398
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	15,065,706	44,327,633	25,372,800	67,515,967	80,123,756	14,168,039	9,033,663
Cost of investments sold	(13,190,635)	(45,864,948)	(33,605,076)	(65,562,866)	(71,440,993)	(16,815,290)	(6,527,717)
Net realized gain (loss) on investments	1,875,071	(1,537,315)	(8,232,276)	1,953,101	8,682,763	(2,647,251)	2,505,946
Realized gain distribution received	6,596,778	—	—	11,527,473	19,744,958	—	4,525,733
Change in unrealized appreciation (depreciation) on investments	(16,040,512)	(8,633,133)	(23,122,258)	(53,524,613)	(85,469,597)	(229,716)	(12,372,204)
Net gain (loss) on investments	(7,568,663)	(10,170,448)	(31,354,534)	(40,044,039)	(57,041,876)	(2,876,967)	(5,340,525)
Net increase (decrease) in net assets resulting from operations	$(8,392,061)	$(6,985,967)	$(33,070,104)	$(38,539,157)	$(57,169,958)	$(3,080,134)	$(5,108,127)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP T. Rowe Price Equity Income— Service Class	MainStay VP U.S. Government Money Market— Initial Class	American Funds IS Asset Allocation Fund— Class 4	American Funds IS Blue Chip Income and Growth Fund— Class 4	American Funds IS Global Small Capitalization Fund— Class 4	American Funds IS Growth Fund— Class 4	American Funds IS New World Fund®— Class 4
INVESTMENT INCOME (LOSS):
Dividend income	$1,985,477	$1,319,608	$140,543	$250,565	$1,714	$19,756	$232,627
Mortality and expense risk charges	(1,706,198)	(1,358,250)	(51,225)	(94,152)	(104,872)	(67,912)	(461,699)
Administrative charges	(219,111)	(200,054)	(5,310)	(8,956)	(8,876)	(7,009)	(57,218)
Net investment income (loss)	60,168	(238,696)	84,008	147,457	(112,034)	(55,165)	(286,290)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	29,324,086	71,565,975	1,009,305	1,714,739	1,910,440	1,432,597	8,802,072
Cost of investments sold	(23,150,662)	(71,568,102)	(1,054,120)	(1,837,174)	(1,634,570)	(1,516,311)	(7,632,901)
Net realized gain (loss) on investments	6,173,424	(2,127)	(44,815)	(122,435)	275,870	(83,714)	1,169,171
Realized gain distribution received	10,455,816	—	33,215	353,970	343,496	410,727	915,657
Change in unrealized appreciation (depreciation) on investments	(28,810,382)	2,113	(904,924)	(2,036,465)	(1,528,729)	(1,164,457)	(7,256,387)
Net gain (loss) on investments	(12,181,142)	(14)	(916,524)	(1,804,930)	(909,363)	(837,444)	(5,171,559)
Net increase (decrease) in net assets resulting from operations	$(12,120,974)	$(238,710)	$(832,516)	$(1,657,473)	$(1,021,397)	$(892,609)	$(5,457,849)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	BlackRock® Global Allocation V.I. Fund— Class III	BlackRock® High Yield V.I. Fund— Class III	ClearBridge Variable Appreciation Portfolio— Class II	Columbia Variable Portfolio— Commodity Strategy Fund— Class 2	Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 2	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Delaware VIP® Small Cap Value Series— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,030,412	$1,924,969	$34,312	$—	$617,951	$74,437	$3,105
Mortality and expense risk charges	(1,765,291)	(522,662)	(17,956)	(24,877)	(197,044)	(607,008)	(10,835)
Administrative charges	(309,610)	(77,909)	(1,533)	(1,460)	(38,626)	(72,564)	(672)
Net investment income (loss)	(1,044,489)	1,324,398	14,823	(26,337)	382,281	(605,135)	(8,402)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	21,383,490	9,998,641	433,994	992,544	4,882,551	9,593,847	196,656
Cost of investments sold	(21,798,542)	(10,063,380)	(423,032)	(1,045,196)	(5,022,956)	(8,960,792)	(212,262)
Net realized gain (loss) on investments	(415,052)	(64,739)	10,962	(52,652)	(140,405)	633,055	(15,606)
Realized gain distribution received	5,236,395	—	119,078	—	—	6,368,998	37,136
Change in unrealized appreciation (depreciation) on investments	(15,047,911)	(2,950,459)	(348,019)	(206,047)	(1,548,626)	(14,526,934)	(283,317)
Net gain (loss) on investments	(10,226,568)	(3,015,198)	(217,979)	(258,699)	(1,689,031)	(7,524,881)	(261,787)
Net increase (decrease) in net assets resulting from operations	$(11,271,057)	$(1,690,800)	$(203,156)	$(285,036)	$(1,306,750)	$(8,130,016)	$(270,189)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus IP Technology Growth Portfolio— Service Shares	DWS Alternative Asset Allocation VIP— Class B	Fidelity® VIP ContrafundSM Portfolio— Initial Class	Fidelity® VIP ContrafundSM Portfolio— Service Class 2	Fidelity® VIP Emerging Markets Portfolio— Service Class 2 (b)	Fidelity® VIP Equity-IncomeSM Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$—	$256,904	$942,025	$1,617,689	$9,195	$1,156,994
Mortality and expense risk charges	(275,729)	(1,447,810)	(233,881)	(1,763,580)	(5,386,833)	(7,505)	(689,105)
Administrative charges	(38,527)	(151,531)	(33,288)	(247,361)	(785,265)	(400)	(94,882)
Net investment income (loss)	(314,256)	(1,599,341)	(10,265)	(1,068,916)	(4,554,409)	1,290	373,007
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	3,876,168	26,973,359	1,486,204	20,286,579	75,078,775	144,835	8,064,416
Cost of investments sold	(2,684,003)	(18,861,698)	(1,520,257)	(14,581,441)	(56,671,701)	(162,309)	(5,498,844)
Net realized gain (loss) on investments	1,192,165	8,111,661	(34,053)	5,705,138	18,407,074	(17,474)	2,565,572
Realized gain distribution received	1,025,750	5,353,108	—	12,083,716	33,726,142	—	2,514,821
Change in unrealized appreciation (depreciation) on investments	(2,503,937)	(15,109,865)	(2,011,942)	(25,900,921)	(74,841,370)	(140,935)	(10,358,594)
Net gain (loss) on investments	(286,022)	(1,645,096)	(2,045,995)	(8,112,067)	(22,708,154)	(158,409)	(5,278,201)
Net increase (decrease) in net assets resulting from operations	$(600,278)	$(3,244,437)	$(2,056,260)	$(9,180,983)	$(27,262,563)	$(157,119)	$(4,905,194)

(b) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	Fidelity® VIP Equity-IncomeSM Portfolio— Service Class 2	Fidelity® VIP Growth Opportunities Portfolio— Service Class 2	Fidelity® VIP Mid Cap Portfolio— Service Class 2	Invesco V.I. American Value Fund— Series II Shares	Invesco V.I. International Growth Fund— Series II Shares	Janus Henderson Enterprise Portfolio— Service Shares	Janus Henderson Global Research Portfolio— Institutional Shares
INVESTMENT INCOME (LOSS):
Dividend income	$2,039,160	$24,605	$604,402	$25,844	$683,453	$3,331	$611,615
Mortality and expense risk charges	(1,389,833)	(480,204)	(2,143,311)	(187,533)	(519,909)	(42,345)	(696,195)
Administrative charges	(150,853)	(76,035)	(279,182)	(14,075)	(72,357)	(3,218)	(112,441)
Net investment income (loss)	498,474	(531,634)	(1,818,091)	(175,764)	91,187	(42,232)	(197,021)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	18,939,764	11,034,822	32,971,264	4,112,250	5,774,104	1,076,277	7,822,673
Cost of investments sold	(16,974,884)	(9,354,975)	(28,750,208)	(4,057,972)	(5,329,648)	(1,113,899)	(3,413,555)
Net realized gain (loss) on investments	1,964,880	1,679,847	4,221,056	54,278	444,456	(37,622)	4,409,118
Realized gain distribution received	4,692,613	1,615,663	13,939,633	1,864,038	268,084	143,225	—
Change in unrealized appreciation (depreciation) on investments	(16,957,735)	(725,507)	(39,174,422)	(3,516,227)	(7,355,372)	(558,156)	(8,279,671)
Net gain (loss) on investments	(10,300,242)	2,570,003	(21,013,733)	(1,597,911)	(6,642,832)	(452,553)	(3,870,553)
Net increase (decrease) in net assets resulting from operations	$(9,801,768)	$2,038,369	$(22,831,824)	$(1,773,675)	$(6,551,645)	$(494,785)	$(4,067,574)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	Janus Henderson Global Research Portfolio— Service Shares	MFS® International Value Portfolio— Service Class	MFS® Investors Trust Series— Initial Class	MFS® Investors Trust Series— Service Class	MFS® Research Series— Initial Class	MFS® Research Series— Service Class	Morgan Stanley VIF U.S. Real Estate Portfolio— Class II
INVESTMENT INCOME (LOSS):
Dividend income	$335,730	$59,199	$51,725	$182,668	$69,655	$80,323	$546,351
Mortality and expense risk charges	(488,789)	(75,034)	(108,763)	(559,909)	(129,378)	(249,928)	(311,010)
Administrative charges	(54,916)	(6,286)	(15,878)	(77,385)	(18,350)	(29,336)	(33,557)
Net investment income (loss)	(207,975)	(22,121)	(72,916)	(454,626)	(78,073)	(198,941)	201,784
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	7,067,509	1,073,330	1,596,407	6,217,742	1,478,506	3,858,747	8,156,300
Cost of investments sold	(4,321,985)	(1,058,806)	(1,008,770)	(5,774,719)	(915,842)	(3,429,895)	(7,967,172)
Net realized gain (loss) on investments	2,745,524	14,524	587,637	443,023	562,664	428,852	189,128
Realized gain distribution received	—	73,601	359,464	1,839,719	1,150,652	2,067,179	—
Change in unrealized appreciation (depreciation) on investments	(5,337,503)	(953,160)	(1,371,739)	(4,991,500)	(2,157,107)	(3,693,579)	(2,482,512)
Net gain (loss) on investments	(2,591,979)	(865,035)	(424,638)	(2,708,758)	(443,791)	(1,197,548)	(2,293,384)
Net increase (decrease) in net assets resulting from operations	$(2,799,954)	$(887,156)	$(497,554)	$(3,163,384)	$(521,864)	$(1,396,489)	$(2,091,600)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2018

	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	Neuberger Berman AMT Mid Cap Growth Portfolio— Class S	PIMCO VIT International Bond Portfolio (U.S. Dollar- Hedged)— Advisor Class	PIMCO VIT Low Duration Portfolio— Advisor Class	PIMCO VIT Total Return Portfolio— Advisor Class	Victory VIF Diversified Stock Fund— Class A Shares
INVESTMENT INCOME (LOSS):
Dividend income	$—	$—	$1,015,699	$364,849	$2,057,829	$58,429
Mortality and expense risk charges	(20,519)	(1,009,127)	(1,201,950)	(283,998)	(1,205,280)	(193,651)
Administrative charges	(2,445)	(120,141)	(177,731)	(30,315)	(178,594)	(33,808)
Net investment income (loss)	(22,964)	(1,129,268)	(363,982)	50,536	673,955	(169,030)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	212,357	17,786,118	15,157,411	8,417,816	12,969,270	2,796,511
Cost of investments sold	(194,440)	(16,445,401)	(15,227,409)	(8,498,586)	(13,451,826)	(2,278,708)
Net realized gain (loss) on investments	17,917	1,340,717	(69,998)	(80,770)	(482,556)	517,803
Realized gain distribution received	103,174	5,585,171	269,451	—	1,052,804	2,294,267
Change in unrealized appreciation (depreciation) on investments	(193,766)	(11,103,005)	452,487	(240,822)	(3,048,184)	(4,618,509)
Net gain (loss) on investments	(72,675)	(4,177,117)	651,940	(321,592)	(2,477,936)	(1,806,439)
Net increase (decrease) in net assets resulting from operations	$(95,639)	$(5,306,385)	$287,958	$(271,056)	$(1,803,981)	$(1,975,469)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Absolute Return Multi-Strategy— Service Class		MainStay VP Balanced— Service Class		MainStay VP Bond— Initial Class		MainStay VP Bond— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(1,090,537)	$(625,779)	$(319,795)	$(707,191)	$514,886	$444,520	$894,306	$615,367
Net realized gain (loss) on investments	(11,282,706)	(2,518,148)	2,838,275	5,674,950	(467,318)	(244,435)	(1,497,172)	(917,274)
Realized gain distribution received	—	—	5,289,178	2,597,376	113,266	419,832	262,744	948,484
Change in unrealized appreciation/(depreciation) on investments	6,877,296	1,564,561	(18,565,951)	2,353,984	(1,307,610)	510,636	(2,499,076)	1,464,498

Net increase (decrease) in net assets resulting from operations	(5,495,947)	(1,579,366)	(10,758,293)	9,919,119	(1,146,776)	1,130,553	(2,839,198)	2,111,075
Contributions and (withdrawals):
Payments received from policyowners	3,483,296	7,559,654	5,443,129	6,790,890	243,078	289,891	6,449,482	3,235,835
Policyowners' surrenders	(6,794,484)	(6,943,786)	(16,144,859)	(17,943,299)	(4,327,585)	(5,590,330)	(17,306,318)	(17,329,331)
Policyowners' annuity and death benefits	(479,136)	(400,134)	(1,369,401)	(1,619,134)	(906,919)	(902,319)	(1,405,372)	(1,145,384)
Net transfers from (to) Fixed Account	4,851,932	7,908,559	637,816	4,207,576	(462,223)	(453,563)	2,743,481	1,599,365
Transfers between Investment Divisions	(72,669,520)	1,257,630	(3,890,100)	1,733,434	(232,810)	(185,328)	2,359,379	(2,563,346)

Net contributions and (withdrawals)	(71,607,912)	9,381,923	(15,323,415)	(6,830,533)	(5,686,459)	(6,841,649)	(7,159,348)	(16,202,861)

Increase (decrease) in net assets	(77,103,859)	7,802,557	(26,081,708)	3,088,586	(6,833,235)	(5,711,096)	(9,998,546)	(14,091,786)

NET ASSETS:
Beginning of period	77,103,859	69,301,302	131,532,370	128,443,784	45,536,661	51,247,757	102,028,550	116,120,336
End of period	$—	$77,103,859	$105,450,662	$131,532,370	$38,703,426	$45,536,661	$92,030,004	$102,028,550

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Conservative Allocation— Service Class		MainStay VP Cushing® Renaissance Advantage— Service Class		MainStay VP Eagle Small Cap Growth— Initial Class		MainStay VP Eagle Small Cap Growth— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$1,345,011	$708,570	$(96,522)	$(115,370)	$(828,740)	$(866,153)	$(537,672)	$(507,558)
Net realized gain (loss) on investments	(1,804,359)	(2,020,901)	85,685	304,841	3,584,077	2,922,006	1,683,377	1,159,652
Realized gain distribution received	—	—	—	—	2,648,469	2,615,156	1,897,252	1,567,559
Change in unrealized appreciation/(depreciation) on investments	(22,099,261)	26,360,662	(1,863,578)	44,057	(9,673,221)	5,975,326	(6,786,065)	3,790,850

Net increase (decrease) in net assets resulting from operations	(22,558,609)	25,048,331	(1,874,415)	233,528	(4,269,415)	10,646,335	(3,743,108)	6,010,503
Contributions and (withdrawals):
Payments received from policyowners	10,000,291	12,896,461	367,972	736,521	647,663	770,593	2,331,170	1,725,203
Policyowners' surrenders	(39,218,397)	(39,093,846)	(851,123)	(1,016,541)	(7,835,280)	(8,635,029)	(5,515,133)	(4,966,067)
Policyowners' annuity and death benefits	(4,074,311)	(3,113,909)	(126,183)	(88,274)	(396,575)	(450,002)	(205,744)	(123,217)
Net transfers from (to) Fixed Account	3,624,868	7,223,381	411,536	1,135,513	(345,767)	(366,134)	376,522	509,690
Transfers between Investment Divisions	(4,124,183)	3,051,955	(570,453)	(657,275)	(1,674,564)	(1,966,619)	3,317,994	210,306

Net contributions and (withdrawals)	(33,791,732)	(19,035,958)	(768,251)	109,944	(9,604,523)	(10,647,191)	304,809	(2,644,085)

Increase (decrease) in net assets	(56,350,341)	6,012,373	(2,642,666)	343,472	(13,873,938)	(856)	(3,438,299)	3,366,418

NET ASSETS:
Beginning of period	301,087,263	295,074,890	7,183,388	6,839,916	55,778,726	55,779,582	33,844,818	30,478,400
End of period	$244,736,922	$301,087,263	$4,540,722	$7,183,388	$41,904,788	$55,778,726	$30,406,519	$33,844,818

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Emerging Markets Equity— Initial Class		MainStay VP Emerging Markets Equity— Service Class		MainStay VP Epoch U.S. Equity Yield— Initial Class		MainStay VP Epoch U.S. Equity Yield— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(24,006)	$(44,638)	$(297,524)	$(427,497)	$669,107	$(227,738)	$448,426	$(1,140,060)
Net realized gain (loss) on investments	(129,108)	(328,175)	106,485	(1,486,848)	5,890,631	6,788,524	7,945,381	11,252,571
Realized gain distribution received	—	—	—	—	7,232,928	—	12,328,879	—
Change in unrealized appreciation/(depreciation) on investments	(3,362,583)	6,037,350	(13,054,745)	23,750,190	(21,089,657)	12,862,298	(33,662,817)	22,620,484

Net increase (decrease) in net assets resulting from operations	(3,515,697)	5,664,537	(13,245,784)	21,835,845	(7,296,991)	19,423,084	(12,940,131)	32,732,995
Contributions and (withdrawals):
Payments received from policyowners	206,279	230,116	1,134,579	2,866,199	788,942	1,082,150	4,815,764	6,807,490
Policyowners' surrenders	(1,406,445)	(2,377,880)	(9,249,358)	(10,439,510)	(12,031,724)	(15,638,335)	(28,126,894)	(34,115,800)
Policyowners' annuity and death benefits	(169,006)	(183,486)	(382,366)	(222,083)	(1,838,917)	(1,936,712)	(1,711,136)	(1,516,726)
Net transfers from (to) Fixed Account	(79,100)	(161,564)	(212,207)	(65,803)	(964,043)	(879,874)	(47,457)	89,562
Transfers between Investment Divisions	(1,668,105)	1,878,929	(2,579,497)	848,027	(2,157,684)	(2,056,867)	(5,992,110)	(7,612,057)

Net contributions and (withdrawals)	(3,116,377)	(613,885)	(11,288,849)	(7,013,170)	(16,203,426)	(19,429,638)	(31,061,833)	(36,347,531)

Increase (decrease) in net assets	(6,632,074)	5,050,652	(24,534,633)	14,822,675	(23,500,417)	(6,554)	(44,001,964)	(3,614,536)

NET ASSETS:
Beginning of period	18,540,074	13,489,422	70,067,905	55,245,230	122,979,401	122,985,955	210,535,541	214,150,077
End of period	$11,908,000	$18,540,074	$45,533,272	$70,067,905	$99,478,984	$122,979,401	$166,533,577	$210,535,541

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Epoch U.S. Small Cap— Initial Class		MainStay VP Epoch U.S. Small Cap— Service Class		MainStay VP Fidelity Institutional AM® Utilities— Initial Class		MainStay VP Fidelity Institutional AM® Utilities— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(177,044)	$(249,582)	$(737,145)	$(958,012)	$(4,100)	$26,325	$(2,682,931)	$9,067,336
Net realized gain (loss) on investments	1,309,922	1,937,213	2,445,276	5,059,123	(15,083)	27,572	7,405,410	7,382,610
Realized gain distribution received	2,439,907	2,175,933	7,788,438	6,939,213	1,817	—	614,985	—
Change in unrealized appreciation/(depreciation) on investments	(7,283,957)	(678,273)	(20,993,466)	(1,545,676)	15,578	88,919	(8,489,175)	32,856,941

Net increase (decrease) in net assets resulting from operations	(3,711,172)	3,185,291	(11,496,897)	9,494,648	(1,788)	142,816	(3,151,711)	49,306,887
Contributions and (withdrawals):
Payments received from policyowners	226,996	176,633	2,959,542	3,528,428	—	(1)	13,409,509	19,185,054
Policyowners' surrenders	(1,931,610)	(2,859,820)	(9,935,313)	(11,946,717)	(66,259)	(91,399)	(52,717,042)	(58,224,785)
Policyowners' annuity and death benefits	(188,767)	(392,108)	(407,504)	(312,757)	(14,633)	(23,351)	(4,087,991)	(3,233,601)
Net transfers from (to) Fixed Account	(280,660)	(148,635)	523,569	1,050,193	(14,480)	(29,984)	6,222,106	7,421,707
Transfers between Investment Divisions	(957,913)	(43,761)	(2,188,546)	(1,658,558)	(8,263)	(54,532)	(18,664,322)	(6,070,525)

Net contributions and (withdrawals)	(3,131,954)	(3,267,691)	(9,048,252)	(9,339,411)	(103,635)	(199,267)	(55,837,740)	(40,922,150)

Increase (decrease) in net assets	(6,843,126)	(82,400)	(20,545,149)	155,237	(105,423)	(56,451)	(58,989,451)	8,384,737

NET ASSETS:
Beginning of period	24,444,352	24,526,752	74,224,869	74,069,632	1,095,404	1,151,855	409,895,586	401,510,849
End of period	$17,601,226	$24,444,352	$53,679,720	$74,224,869	$989,981	$1,095,404	$350,906,135	$409,895,586

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Floating Rate— Service Class		MainStay VP Growth Allocation— Service Class		MainStay VP Income Builder— Initial Class		MainStay VP Income Builder— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$5,510,520	$4,696,780	$(796,838)	$(1,625,562)	$744,488	$1,422,685	$1,067,253	$2,109,096
Net realized gain (loss) on investments	(989,999)	(721,963)	3,232,893	3,299,973	2,374,117	3,016,911	(885,601)	(36,518)
Realized gain distribution received	—	—	7,255,157	3,381,009	2,518,607	—	4,980,189	—
Change in unrealized appreciation/(depreciation) on investments	(8,580,954)	108,766	(37,470,254)	29,527,592	(9,560,647)	2,270,602	(13,163,929)	9,234,730

Net increase (decrease) in net assets resulting from operations	(4,060,433)	4,083,583	(27,779,042)	34,583,012	(3,923,435)	6,710,198	(8,002,088)	11,307,308
Contributions and (withdrawals):
Payments received from policyowners	14,769,243	11,543,547	10,105,378	14,661,330	502,893	1,310,829	6,423,144	9,602,554
Policyowners' surrenders	(30,290,353)	(33,158,086)	(20,472,400)	(24,027,621)	(5,154,200)	(7,567,029)	(13,940,892)	(15,637,186)
Policyowners' annuity and death benefits	(2,045,781)	(2,861,566)	(898,303)	(921,839)	(1,237,262)	(1,116,800)	(1,142,054)	(928,657)
Net transfers from (to) Fixed Account	2,681,272	6,226,595	7,419,068	10,079,631	(306,999)	(811,787)	6,272,276	6,133,272
Transfers between Investment Divisions	20,840,517	(659,479)	(3,187,387)	(3,846,876)	(741,361)	981,620	(7,434,922)	1,477,713

Net contributions and (withdrawals)	5,954,898	(18,908,989)	(7,033,644)	(4,055,375)	(6,936,929)	(7,203,167)	(9,822,448)	647,696

Increase (decrease) in net assets	1,894,465	(14,825,406)	(34,812,686)	30,527,637	(10,860,364)	(492,969)	(17,824,536)	11,955,004

NET ASSETS:
Beginning of period	191,162,085	205,987,491	201,728,227	171,200,590	63,743,068	64,236,037	119,986,584	108,031,580
End of period	$193,056,550	$191,162,085	$166,915,541	$201,728,227	$52,882,704	$63,743,068	$102,162,048	$119,986,584

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Indexed Bond— Service Class		MainStay VP IQ Hedge Multi- Strategy— Service Class	MainStay VP Janus Henderson Balanced— Initial Class		MainStay VP Janus Henderson Balanced— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017 (a)	2018 (b)	2018	2017	2018	2017
Operations:
Net investment income (loss)	$87,328	$3,685	$291,836	$500,119	$481,893	$70,310	$(97,251)
Net realized gain (loss) on investments	(21,042)	246	(24,851)	7,064,722	5,919,185	7,418,217	6,161,875
Realized gain distribution received	—	85	—	9,104,880	7,388,560	11,903,792	8,239,782
Change in unrealized appreciation/(depreciation) on investments	(25,152)	(4,721)	(1,600,532)	(17,711,693)	13,876,321	(22,666,345)	14,878,387

Net increase (decrease) in net assets resulting from operations	41,134	(705)	(1,333,547)	(1,041,972)	27,665,959	(3,274,026)	29,182,793
Contributions and (withdrawals):
Payments received from policyowners	3,483,996	166,610	109,619	1,126,479	1,748,353	18,334,221	11,948,974
Policyowners' surrenders	(306,918)	(36,732)	(519,711)	(20,009,113)	(20,501,607)	(28,764,022)	(27,758,663)
Policyowners' annuity and death benefits	(4,922)	—	(38,849)	(3,212,115)	(2,734,998)	(2,338,990)	(1,341,108)
Net transfers from (to) Fixed Account	2,025,075	55,609	(132,964)	(1,135,518)	(954,533)	6,812,979	7,084,802
Transfers between Investment Divisions	3,302,979	439,011	70,394,199	(1,485,795)	(1,528,872)	11,637,833	5,599,715

Net contributions and (withdrawals)	8,500,210	624,498	69,812,294	(24,716,062)	(23,971,657)	5,682,021	(4,466,280)

Increase (decrease) in net assets	8,541,344	623,793	68,478,747	(25,758,034)	3,694,302	2,407,995	24,716,513

NET ASSETS:
Beginning of period	623,793	—	—	182,287,683	178,593,381	210,090,068	185,373,555
End of period	$9,165,137	$623,793	$68,478,747	$156,529,649	$182,287,683	$212,498,063	$210,090,068

(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
(b) For the period November 30, 2018 (commencement of Investment Division) through December 31, 2018.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Large Cap Growth— Initial Class		MainStay VP Large Cap Growth— Service Class		MainStay VP MacKay Common Stock— Initial Class		MainStay VP MacKay Common Stock— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(682,137)	$(597,537)	$(2,613,199)	$(2,175,886)	$58,372	$(93,757)	$(145,874)	$(248,621)
Net realized gain (loss) on investments	3,004,914	3,239,888	6,654,233	4,890,987	6,943,678	6,170,787	2,893,833	4,121,646
Realized gain distribution received	6,117,364	1,450,879	22,957,887	5,018,115	7,325,272	3,487,476	6,012,254	2,638,713
Change in unrealized appreciation/(depreciation) on investments	(7,408,405)	6,408,235	(25,020,947)	26,679,238	(19,652,504)	6,828,723	(13,413,488)	5,397,498

Net increase (decrease) in net assets resulting from operations	1,031,736	10,501,465	1,977,974	34,412,454	(5,325,182)	16,393,229	(4,653,275)	11,909,236
Contributions and (withdrawals):
Payments received from policyowners	440,801	561,756	14,519,891	9,544,270	618,832	909,925	4,402,601	5,421,824
Policyowners' surrenders	(4,993,148)	(4,753,212)	(23,108,647)	(20,069,492)	(8,045,918)	(9,240,186)	(7,454,366)	(9,054,455)
Policyowners' annuity and death benefits	(848,226)	(369,945)	(1,316,278)	(1,162,771)	(1,334,468)	(1,925,751)	(445,694)	(378,307)
Net transfers from (to) Fixed Account	(370,773)	(268,809)	5,353,963	3,003,449	(647,372)	(723,735)	2,336,226	3,202,990
Transfers between Investment Divisions	2,571,160	746,861	7,683,869	3,575,944	(1,379,268)	(1,394,641)	(2,118,163)	(3,655,201)

Net contributions and (withdrawals)	(3,200,186)	(4,083,349)	3,132,798	(5,108,600)	(10,788,194)	(12,374,388)	(3,279,396)	(4,463,149)

Increase (decrease) in net assets	(2,168,450)	6,418,116	5,110,772	29,303,854	(16,113,376)	4,018,841	(7,932,671)	7,446,087

NET ASSETS:
Beginning of period	42,383,105	35,964,989	145,740,457	116,436,603	87,964,892	83,946,051	67,303,858	59,857,771
End of period	$40,214,655	$42,383,105	$150,851,229	$145,740,457	$71,851,516	$87,964,892	$59,371,187	$67,303,858

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP MacKay Convertible— Initial Class		MainStay VP MacKay Convertible— Service Class		MainStay VP MacKay Government— Initial Class		MainStay VP MacKay Government— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$107,596	$187,226	$(348,033)	$(158,381)	$262,837	$332,623	$354,865	$413,109
Net realized gain (loss) on investments	4,251,559	4,141,256	3,550,598	3,404,690	(573,032)	(514,686)	(1,123,138)	(1,290,465)
Realized gain distribution received	2,490,989	1,216,770	7,193,818	3,012,391	—	—	—	—
Change in unrealized appreciation/(depreciation) on investments	(8,972,277)	1,639,012	(18,501,397)	10,075,235	(159,514)	381,701	(260,198)	1,043,864

Net increase (decrease) in net assets resulting from operations	(2,122,133)	7,184,264	(8,105,014)	16,333,935	(469,709)	199,638	(1,028,471)	166,508
Contributions and (withdrawals):
Payments received from policyowners	536,095	890,426	17,378,161	12,660,805	191,866	256,737	3,527,152	1,640,804
Policyowners' surrenders	(8,422,351)	(8,917,326)	(29,897,780)	(25,130,909)	(2,659,321)	(3,891,283)	(8,422,651)	(9,393,635)
Policyowners' annuity and death benefits	(1,785,532)	(870,488)	(2,009,048)	(1,338,293)	(272,271)	(425,143)	(860,928)	(934,309)
Net transfers from (to) Fixed Account	(595,590)	(668,708)	7,076,781	6,730,946	(321,501)	(173,671)	1,461,396	521,816
Transfers between Investment Divisions	1,914,424	822,277	9,642,704	10,554,174	6,963	(881,532)	1,383,100	(4,307,171)

Net contributions and (withdrawals)	(8,352,954)	(8,743,819)	2,190,818	3,476,723	(3,054,264)	(5,114,892)	(2,911,931)	(12,472,495)

Increase (decrease) in net assets	(10,475,087)	(1,559,555)	(5,914,196)	19,810,658	(3,523,973)	(4,915,254)	(3,940,402)	(12,305,987)

NET ASSETS:
Beginning of period	71,170,125	72,729,680	183,987,747	164,177,089	28,899,557	33,814,811	54,886,299	67,192,286
End of period	$60,695,038	$71,170,125	$178,073,551	$183,987,747	$25,375,584	$28,899,557	$50,945,897	$54,886,299

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP MacKay Growth— Initial Class		MainStay VP MacKay Growth— Service Class		MainStay VP MacKay High Yield Corporate Bond— Initial Class		MainStay VP MacKay High Yield Corporate Bond— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(767,011)	$(1,007,967)	$(364,881)	$(453,828)	$7,671,138	$9,148,379	$28,856,901	$31,017,966
Net realized gain (loss) on investments	3,583,546	2,641,428	952,388	272,074	1,567,956	4,883,774	39,489	8,772,952
Realized gain distribution received	5,226,549	585,388	1,721,400	203,920	—	—	—	—
Change in unrealized appreciation/(depreciation) on investments	(11,962,238)	18,758,596	(3,575,282)	7,109,049	(14,234,990)	(2,887,396)	(51,854,547)	(4,211,503)

Net increase (decrease) in net assets resulting from operations	(3,919,154)	20,977,445	(1,266,375)	7,131,215	(4,995,896)	11,144,757	(22,958,157)	35,579,415
Contributions and (withdrawals):
Payments received from policyowners	877,367	1,118,870	567,594	1,099,145	1,332,492	2,842,165	46,067,687	56,885,355
Policyowners' surrenders	(6,910,838)	(9,081,772)	(3,869,191)	(4,744,849)	(21,742,393)	(32,247,556)	(97,658,429)	(108,271,884)
Policyowners' annuity and death benefits	(1,218,064)	(1,649,651)	(109,660)	(243,276)	(5,014,802)	(5,225,730)	(7,866,729)	(8,512,961)
Net transfers from (to) Fixed Account	(1,216,840)	(286,546)	(512)	205,968	(2,041,968)	(1,693,915)	16,080,924	22,695,371
Transfers between Investment Divisions	(1,239,899)	(1,681,808)	(1,774,742)	(409,402)	(2,032,214)	(919,070)	(23,156,404)	4,347,620

Net contributions and (withdrawals)	(9,708,274)	(11,580,907)	(5,186,511)	(4,092,414)	(29,498,885)	(37,244,106)	(66,532,951)	(32,856,499)

Increase (decrease) in net assets	(13,627,428)	9,396,538	(6,452,886)	3,038,801	(34,494,781)	(26,099,349)	(89,491,108)	2,722,916

NET ASSETS:
Beginning of period	88,291,469	78,894,931	30,408,425	27,369,624	197,007,002	223,106,351	749,677,127	746,954,211
End of period	$74,664,041	$88,291,469	$23,955,539	$30,408,425	$162,512,221	$197,007,002	$660,186,019	$749,677,127

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP MacKay International Equity— Initial Class		MainStay VP MacKay International Equity— Service Class		MainStay VP MacKay Mid Cap Core— Initial Class		MainStay VP MacKay Mid Cap Core— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(91,811)	$(225,239)	$(704,405)	$(1,330,849)	$(303,407)	$(261,790)	$(1,441,986)	$(1,317,221)
Net realized gain (loss) on investments	1,303,846	1,497,242	7,398,296	5,297,958	1,968,753	2,771,148	4,664,486	5,344,406
Realized gain distribution received	432,121	—	1,803,529	—	6,323,417	673,058	20,205,005	2,071,111
Change in unrealized appreciation/(depreciation) on investments	(4,667,053)	5,175,174	(21,246,656)	22,840,904	(14,492,121)	6,035,117	(44,839,289)	21,049,744

Net increase (decrease) in net assets resulting from operations	(3,022,897)	6,447,177	(12,749,236)	26,808,013	(6,503,358)	9,217,533	(21,411,784)	27,148,040
Contributions and (withdrawals):
Payments received from policyowners	254,940	162,033	4,877,683	3,866,152	390,300	540,881	9,053,545	8,427,263
Policyowners' surrenders	(2,339,985)	(3,565,648)	(16,095,666)	(16,229,816)	(7,004,011)	(7,340,158)	(24,740,632)	(27,651,271)
Policyowners' annuity and death benefits	(243,031)	(352,332)	(760,616)	(609,465)	(667,032)	(513,948)	(1,502,887)	(1,011,885)
Net transfers from (to) Fixed Account	(384,582)	(354,598)	732,880	399,986	(262,635)	(557,591)	2,563,270	2,433,887
Transfers between Investment Divisions	99,277	1,451,937	(4,322,827)	3,521,978	(1,783,606)	(1,079,977)	(2,854,431)	(4,870,184)

Net contributions and (withdrawals)	(2,613,381)	(2,658,608)	(15,568,546)	(9,051,165)	(9,326,984)	(8,950,793)	(17,481,135)	(22,672,190)

Increase (decrease) in net assets	(5,636,278)	3,788,569	(28,317,782)	17,756,848	(15,830,342)	266,740	(38,892,919)	4,475,850

NET ASSETS:
Beginning of period	25,824,003	22,035,434	110,234,536	92,477,688	58,210,634	57,943,894	177,186,113	172,710,263
End of period	$20,187,725	$25,824,003	$81,916,754	$110,234,536	$42,380,292	$58,210,634	$138,293,194	$177,186,113

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP MacKay S&P 500 Index— Initial Class		MainStay VP MacKay S&P 500 Index— Service Class		MainStay VP MacKay Small Cap Core— Service Class		MainStay VP MacKay Unconstrained Bond— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(133,420)	$(129,498)	$(973,499)	$(784,420)	$(823,398)	$(843,110)	$3,184,481	$2,647,465
Net realized gain (loss) on investments	16,028,521	15,036,898	21,425,050	18,633,252	1,875,071	1,682,607	(1,537,315)	(1,100,320)
Realized gain distribution received	3,394,005	2,719,723	5,516,365	3,925,188	6,596,778	855,194	—	—
Change in unrealized appreciation/(depreciation) on investments	(28,817,814)	15,946,628	(43,577,990)	23,633,789	(16,040,512)	4,243,142	(8,633,133)	4,324,558

Net increase (decrease) in net assets resulting from operations	(9,528,708)	33,573,751	(17,610,074)	45,407,809	(8,392,061)	5,937,833	(6,985,967)	5,871,703
Contributions and (withdrawals):
Payments received from policyowners	1,848,275	1,527,553	29,956,310	22,693,754	3,063,394	2,537,609	10,316,149	20,288,622
Policyowners' surrenders	(17,091,722)	(19,429,882)	(37,496,099)	(35,815,484)	(8,347,133)	(8,617,504)	(25,829,737)	(23,274,761)
Policyowners' annuity and death benefits	(3,534,808)	(3,277,448)	(1,606,937)	(2,235,390)	(246,689)	(230,497)	(1,994,330)	(2,156,151)
Net transfers from (to) Fixed Account	(2,598,523)	(1,284,838)	9,133,230	13,120,650	479,572	590,114	11,451,826	21,182,929
Transfers between Investment Divisions	(1,530,242)	669,404	(1,768,503)	12,076,320	722,697	(2,818,134)	(11,222,429)	10,203,750

Net contributions and (withdrawals)	(22,907,020)	(21,795,211)	(1,781,999)	9,839,850	(4,328,159)	(8,538,412)	(17,278,521)	26,244,389

Increase (decrease) in net assets	(32,435,728)	11,778,540	(19,392,073)	55,247,659	(12,720,220)	(2,600,579)	(24,264,488)	32,116,092

NET ASSETS:
Beginning of period	191,942,544	180,164,004	283,672,213	228,424,554	53,191,444	55,792,023	232,384,286	200,268,194
End of period	$159,506,816	$191,942,544	$264,280,140	$283,672,213	$40,471,224	$53,191,444	$208,119,798	$232,384,286

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Mellon Natural Resources— Initial Class		MainStay VP Moderate Allocation— Service Class		MainStay VP Moderate Growth Allocation— Service Class		MainStay VP PIMCO Real Return— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(1,715,570)	$(2,042,894)	$1,504,882	$(575,306)	$(128,082)	$(2,155,676)	$(203,167)	$(153,322)
Net realized gain (loss) on investments	(8,232,276)	(12,719,954)	1,953,101	1,609,565	8,682,763	9,432,963	(2,647,251)	(2,915,561)
Realized gain distribution received	—	—	11,527,473	1,691,359	19,744,958	9,143,856	—	—
Change in unrealized appreciation/(depreciation) on investments	(23,122,258)	10,302,441	(53,524,613)	43,928,809	(85,469,597)	54,227,895	(229,716)	4,167,298

Net increase (decrease) in net assets resulting from operations	(33,070,104)	(4,460,407)	(38,539,157)	46,654,427	(57,169,958)	70,649,038	(3,080,134)	1,098,415
Contributions and (withdrawals):
Payments received from policyowners	3,400,510	4,608,820	19,840,849	24,092,088	16,496,049	27,653,447	4,848,399	4,362,173
Policyowners' surrenders	(17,544,791)	(19,819,836)	(50,187,057)	(50,709,704)	(56,394,279)	(54,196,134)	(9,822,105)	(9,961,571)
Policyowners' annuity and death benefits	(801,028)	(948,504)	(2,856,453)	(4,497,937)	(3,001,958)	(2,750,091)	(628,325)	(872,935)
Net transfers from (to) Fixed Account	235,924	457,044	12,223,260	12,465,412	12,122,034	13,748,232	3,198,982	3,256,841
Transfers between Investment Divisions	(1,499,819)	(5,825,625)	(1,642,690)	(2,685,630)	(7,538,643)	(6,205,610)	228,398	(555,011)

Net contributions and (withdrawals)	(16,209,204)	(21,528,101)	(22,622,091)	(21,335,771)	(38,316,797)	(21,750,156)	(2,174,651)	(3,770,503)

Increase (decrease) in net assets	(49,279,308)	(25,988,508)	(61,161,248)	25,318,656	(95,486,755)	48,898,882	(5,254,785)	(2,672,088)

NET ASSETS:
Beginning of period	126,356,323	152,344,831	399,746,754	374,428,098	492,065,635	443,166,753	71,703,755	74,375,843
End of period	$77,077,015	$126,356,323	$338,585,506	$399,746,754	$396,578,880	$492,065,635	$66,448,970	$71,703,755

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP T. Rowe Price Equity Income— Initial Class		MainStay VP T. Rowe Price Equity Income— Service Class		MainStay VP U.S. Government Money Market— Initial Class		American Funds IS Asset Allocation Fund— Class 4
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018 (c)
Operations:
Net investment income (loss)	$232,398	$321,385	$60,168	$369,964	$(238,696)	$(1,408,918)	$84,008
Net realized gain (loss) on investments	2,505,946	2,720,813	6,173,424	6,771,518	(2,127)	(1,093)	(44,815)
Realized gain distribution received	4,525,733	2,522,480	10,455,816	6,146,648	—	—	33,215
Change in unrealized appreciation/(depreciation) on investments	(12,372,204)	1,942,728	(28,810,382)	4,196,598	2,113	(11,063)	(904,924)

Net increase (decrease) in net assets resulting from operations	(5,108,127)	7,507,406	(12,120,974)	17,484,728	(238,710)	(1,421,074)	(832,516)
Contributions and (withdrawals):
Payments received from policyowners	277,167	387,341	1,390,148	4,621,737	8,178,789	9,385,547	3,501,257
Policyowners' surrenders	(6,059,850)	(6,489,936)	(19,035,244)	(20,494,389)	(36,607,708)	(35,385,291)	(917,676)
Policyowners' annuity and death benefits	(703,230)	(744,443)	(1,838,604)	(1,072,730)	(4,634,306)	(2,461,508)	(32,408)
Net transfers from (to) Fixed Account	(649,975)	(463,006)	(140,374)	4,279,054	(680,262)	(3,124,842)	739,444
Transfers between Investment Divisions	(920,044)	(1,417,552)	(5,608,441)	(4,376,259)	46,502,944	(9,226,303)	9,338,809

Net contributions and (withdrawals)	(8,055,932)	(8,727,596)	(25,232,515)	(17,042,587)	12,759,457	(40,812,397)	12,629,426

Increase (decrease) in net assets	(13,164,059)	(1,220,190)	(37,353,489)	442,141	12,520,747	(42,233,471)	11,796,910

NET ASSETS:
Beginning of period	55,717,921	56,938,111	134,036,724	133,594,583	100,809,870	143,043,341	—
End of period	$42,553,862	$55,717,921	$96,683,235	$134,036,724	$113,330,617	$100,809,870	$11,796,910

(c) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	American Funds IS Blue Chip Income and Growth Fund— Class 4		American Funds IS Global Small Capitalization Fund— Class 4		American Funds IS Growth Fund— Class 4		American Funds IS New World Fund®— Class 4
INCREASE (DECREASE) IN NET ASSETS:	2018	2017 (d)	2018	2017	2018	2017 (d)	2018	2017
Operations:
Net investment income (loss)	$147,457	$4,156	$(112,034)	$(50,796)	$(55,165)	$111	$(286,290)	$(175,208)
Net realized gain (loss) on investments	(122,435)	18	275,870	(78,854)	(83,714)	3	1,169,171	474,495
Realized gain distribution received	353,970	—	343,496	—	410,727	—	915,657	—
Change in unrealized appreciation/(depreciation) on investments	(2,036,465)	9,385	(1,528,729)	1,036,790	(1,164,457)	1,842	(7,256,387)	5,345,487

Net increase (decrease) in net assets resulting from operations	(1,657,473)	13,559	(1,021,397)	907,140	(892,609)	1,956	(5,457,849)	5,644,774
Contributions and (withdrawals):
Payments received from policyowners	6,446,568	305,067	1,223,737	1,066,857	3,591,254	134,197	4,703,124	3,840,977
Policyowners' surrenders	(785,250)	—	(732,258)	(410,183)	(566,708)	(87)	(3,508,603)	(2,684,782)
Policyowners' annuity and death benefits	(3,545)	—	(42,503)	(16,109)	(4,991)	—	(189,349)	(225,146)
Net transfers from (to) Fixed Account	3,267,633	71,852	853,643	649,174	1,516,085	5,313	3,669,591	3,037,957
Transfers between Investment Divisions	7,846,902	160,082	422,782	1,390,093	4,883,217	232,626	(430,606)	5,514,276

Net contributions and (withdrawals)	16,772,308	537,001	1,725,401	2,679,832	9,418,857	372,049	4,244,157	9,483,282

Increase (decrease) in net assets	15,114,835	550,560	704,004	3,586,972	8,526,248	374,005	(1,213,692)	15,128,056

NET ASSETS:
Beginning of period	550,560	—	6,352,996	2,766,024	374,005	—	32,094,694	16,966,638
End of period	$15,665,395	$550,560	$7,057,000	$6,352,996	$8,900,253	$374,005	$30,881,002	$32,094,694

(d) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	BlackRock ® Global Allocation V.I. Fund— Class III		BlackRock ® High Yield V.I. Fund— Class III		ClearBridge Variable Appreciation Portfolio— Class II		Columbia Variable Portfolio— Commodity Strategy Fund— Class 2
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017 (a)	2018	2017
Operations:
Net investment income (loss)	$(1,044,489)	$(496,321)	$1,324,398	$1,007,051	$14,823	$1,103	$(26,337)	$74,587
Net realized gain (loss) on investments	(415,052)	(491,614)	(64,739)	(13,773)	10,962	1,736	(52,652)	(31,994)
Realized gain distribution received	5,236,395	1,462,863	—	—	119,078	7,259	—	—
Change in unrealized appreciation/(depreciation) on investments	(15,047,911)	12,897,971	(2,950,459)	528,031	(348,019)	5,094	(206,047)	(45,636)

Net increase (decrease) in net assets resulting from operations	(11,271,057)	13,372,899	(1,690,800)	1,521,309	(203,156)	15,192	(285,036)	(3,043)
Contributions and (withdrawals):
Payments received from policyowners	5,668,835	7,518,073	3,665,591	4,727,979	1,185,688	20,469	162,396	95,227
Policyowners' surrenders	(14,993,646)	(13,467,271)	(3,242,433)	(3,076,340)	(136,964)	(86,054)	(285,340)	(298,390)
Policyowners' annuity and death benefits	(1,103,528)	(1,097,470)	(455,968)	(167,495)	—	—	(69,394)	(48,013)
Net transfers from (to) Fixed Account	4,088,202	6,209,184	3,422,238	3,087,552	878,978	21,472	141,196	297,370
Transfers between Investment Divisions	(557,965)	1,162,550	(1,176,692)	2,632,962	1,155,537	299,302	99,362	138,003

Net contributions and (withdrawals)	(6,898,102)	325,066	2,212,736	7,204,658	3,083,239	255,189	48,220	184,197

Increase (decrease) in net assets	(18,169,159)	13,697,965	521,936	8,725,967	2,880,083	270,381	(236,816)	181,154

NET ASSETS:
Beginning of period	127,301,559	113,603,594	34,873,968	26,148,001	270,381	—	1,767,490	1,586,336
End of period	$109,132,400	$127,301,559	$35,395,904	$34,873,968	$3,150,464	$270,381	$1,530,674	$1,767,490

(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 2		Columbia Variable Portfolio— Small Cap Value Fund— Class 2		Delaware VIP® Small Cap Value Series— Service Class		Dreyfus IP Technology Growth Portfolio— Initial Shares
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017 (d)	2018	2017
Operations:
Net investment income (loss)	$382,281	$246,781	$(605,135)	$(594,723)	$(8,402)	$(21)	$(314,256)	$(237,820)
Net realized gain (loss) on investments	(140,405)	103,607	633,055	2,356,695	(15,606)	4	1,192,165	1,110,504
Realized gain distribution received	—	—	6,368,998	2,998,925	37,136	—	1,025,750	729,627
Change in unrealized appreciation/(depreciation) on investments	(1,548,626)	326,787	(14,526,934)	458,899	(283,317)	115	(2,503,937)	3,522,627

Net increase (decrease) in net assets resulting from operations	(1,306,750)	677,175	(8,130,016)	5,219,796	(270,189)	98	(600,278)	5,124,938
Contributions and (withdrawals):
Payments received from policyowners	4,312,972	2,379,044	1,413,199	2,435,707	533,415	35,248	166,021	141,512
Policyowners' surrenders	(1,266,076)	(957,941)	(6,201,208)	(7,400,669)	(90,464)	(40)	(1,729,414)	(2,315,186)
Policyowners' annuity and death benefits	(25,352)	(116,799)	(293,775)	(543,098)	—	—	(250,766)	(125,308)
Net transfers from (to) Fixed Account	3,028,988	1,801,467	423,934	1,347,303	224,085	148	(31,597)	(97,517)
Transfers between Investment Divisions	78,278	4,400,972	(229,700)	(6,396,473)	1,035,953	34,350	2,173,055	2,658,911

Net contributions and (withdrawals)	6,128,810	7,506,743	(4,887,550)	(10,557,230)	1,702,989	69,706	327,299	262,412

Increase (decrease) in net assets	4,822,060	8,183,918	(13,017,566)	(5,337,434)	1,432,800	69,804	(272,979)	5,387,350

NET ASSETS:
Beginning of period	12,446,317	4,262,399	46,779,706	52,117,140	69,804	—	17,752,553	12,365,203
End of period	$17,268,377	$12,446,317	$33,762,140	$46,779,706	$1,502,604	$69,804	$17,479,574	$17,752,553

(d) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Dreyfus IP Technology Growth Portfolio— Service Shares		DWS Alternative Asset Allocation VIP— Class B		Fidelity ® VIP ContrafundSM Portfolio— Initial Class		Fidelity ® VIP ContrafundSM Portfolio— Service Class 2
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(1,599,341)	$(1,202,280)	$(10,265)	$5,007	$(1,068,916)	$(691,735)	$(4,554,409)	$(3,156,018)
Net realized gain (loss) on investments	8,111,661	4,315,599	(34,053)	17,086	5,705,138	5,741,300	18,407,074	20,926,382
Realized gain distribution received	5,353,108	3,582,795	—	—	12,083,716	7,484,024	33,726,142	19,630,384
Change in unrealized appreciation/(depreciation) on investments	(15,109,865)	17,513,271	(2,011,942)	375,719	(25,900,921)	13,222,375	(74,841,370)	27,331,363

Net increase (decrease) in net assets resulting from operations	(3,244,437)	24,209,385	(2,056,260)	397,812	(9,180,983)	25,755,964	(27,262,563)	64,732,111
Contributions and (withdrawals):
Payments received from policyowners	9,776,560	5,369,051	7,001,019	3,215,690	865,128	1,038,396	21,631,121	24,668,733
Policyowners' surrenders	(13,077,412)	(10,262,124)	(1,372,316)	(579,614)	(14,030,212)	(16,157,815)	(52,020,505)	(50,840,827)
Policyowners' annuity and death benefits	(464,796)	(605,181)	(100,035)	(53,797)	(1,550,448)	(2,605,175)	(2,879,994)	(2,350,018)
Net transfers from (to) Fixed Account	4,976,548	3,099,031	5,618,692	3,807,295	(1,012,329)	(1,612,584)	10,409,569	13,752,406
Transfers between Investment Divisions	607,421	8,891,372	3,826,908	1,522,556	(1,284,296)	(165,807)	(12,080,038)	(6,884,589)

Net contributions and (withdrawals)	1,818,321	6,492,149	14,974,268	7,912,130	(17,012,157)	(19,502,985)	(34,939,847)	(21,654,295)

Increase (decrease) in net assets	(1,426,116)	30,701,534	12,918,008	8,309,942	(26,193,140)	6,252,979	(62,202,410)	43,077,816

NET ASSETS:
Beginning of period	88,681,650	57,980,116	11,867,066	3,557,124	141,710,478	135,457,499	384,114,801	341,036,985
End of period	$87,255,534	$88,681,650	$24,785,074	$11,867,066	$115,517,338	$141,710,478	$321,912,391	$384,114,801

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Fidelity ® VIP Emerging Markets Portfolio— Service Class 2	Fidelity ® VIP Equity-IncomeSM Portfolio— Initial Class		Fidelity ® VIP Equity-IncomeSM Portfolio— Service Class 2		Fidelity ® VIP Growth Opportunities Portfolio— Service Class 2
INCREASE (DECREASE) IN NET ASSETS:	2018 (c)	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$1,290	$373,007	$106,325	$498,474	$(115,255)	$(531,634)	$(268,760)
Net realized gain (loss) on investments	(17,474)	2,565,572	1,150,615	1,964,880	3,136,938	1,679,847	204,624
Realized gain distribution received	—	2,514,821	1,209,465	4,692,613	2,242,263	1,615,663	1,835,871
Change in unrealized appreciation/(depreciation) on investments	(140,935)	(10,358,594)	3,647,850	(16,957,735)	5,613,217	(725,507)	2,661,368

Net increase (decrease) in net assets resulting from operations	(157,119)	(4,905,194)	6,114,255	(9,801,768)	10,877,163	2,038,369	4,433,103
Contributions and (withdrawals):
Payments received from policyowners	887,421	375,058	910,893	7,102,874	5,997,370	8,114,233	2,959,404
Policyowners' surrenders	(31,216)	(4,748,596)	(7,061,836)	(12,788,095)	(15,857,769)	(3,779,622)	(2,566,853)
Policyowners' annuity and death benefits	—	(1,051,609)	(918,808)	(1,039,748)	(913,374)	(126,630)	(184,581)
Net transfers from (to) Fixed Account	213,405	(285,492)	(529,708)	2,438,932	1,666,803	2,200,742	824,683
Transfers between Investment Divisions	642,924	(1,025,098)	(657,967)	(1,388,326)	(4,168,448)	9,476,247	7,858,855

Net contributions and (withdrawals)	1,712,534	(6,735,737)	(8,257,426)	(5,674,363)	(13,275,418)	15,884,970	8,891,508

Increase (decrease) in net assets	1,555,415	(11,640,931)	(2,143,171)	(15,476,131)	(2,398,255)	17,923,339	13,324,611

NET ASSETS:
Beginning of period	—	57,049,216	59,192,387	104,417,104	106,815,359	24,120,522	10,795,911
End of period	$1,555,415	$45,408,285	$57,049,216	$88,940,973	$104,417,104	$42,043,861	$24,120,522

(c) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Fidelity ® VIP Mid Cap Portfolio— Service Class 2		Invesco V.I. American Value Fund— Series II Shares		Invesco V.I. International Growth Fund— Series II Shares		Janus Henderson Enterprise Portfolio— Service Shares
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017 (d)
Operations:
Net investment income (loss)	$(1,818,091)	$(1,752,478)	$(175,764)	$(148,856)	$91,187	$(90,046)	$(42,232)	$(128)
Net realized gain (loss) on investments	4,221,056	5,921,030	54,278	(492,926)	444,456	315,057	(37,622)	466
Realized gain distribution received	13,939,633	7,525,439	1,864,038	159,566	268,084	—	143,225	—
Change in unrealized appreciation/(depreciation) on investments	(39,174,422)	15,868,414	(3,516,227)	1,520,844	(7,355,372)	5,351,961	(558,156)	162

Net increase (decrease) in net assets resulting from operations	(22,831,824)	27,562,405	(1,773,675)	1,038,628	(6,551,645)	5,576,972	(494,785)	500
Contributions and (withdrawals):
Payments received from policyowners	7,236,115	6,769,468	1,146,598	988,422	2,443,728	4,597,742	1,529,581	51,338
Policyowners' surrenders	(24,082,323)	(23,116,105)	(2,100,494)	(1,753,457)	(4,165,189)	(3,338,991)	(279,817)	(217)
Policyowners' annuity and death benefits	(1,146,522)	(903,825)	(129,980)	(103,370)	(184,087)	(230,851)	(12,218)	—
Net transfers from (to) Fixed Account	1,150,031	2,843,921	109,222	651,761	3,463,158	4,435,590	324,538	17,969
Transfers between Investment Divisions	(3,641,570)	(5,827,623)	(156,747)	(3,444,172)	2,004,421	549,805	4,343,567	159,536

Net contributions and (withdrawals)	(20,484,269)	(20,234,164)	(1,131,401)	(3,660,816)	3,562,031	6,013,295	5,905,651	228,626

Increase (decrease) in net assets	(43,316,093)	7,328,241	(2,905,076)	(2,622,188)	(2,989,614)	11,590,267	5,410,866	229,126

NET ASSETS:
Beginning of period	164,266,805	156,938,564	13,636,525	16,258,713	36,136,475	24,546,208	229,126	—
End of period	$120,950,712	$164,266,805	$10,731,449	$13,636,525	$33,146,861	$36,136,475	$5,639,992	$229,126

(d) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Janus Henderson Global Research Portfolio— Institutional Shares		Janus Henderson Global Research Portfolio— Service Shares		MFS ® International Value Portfolio— Service Class		MFS ® Investors Trust Series— Initial Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017 (a)	2018	2017
Operations:
Net investment income (loss)	$(197,021)	$(363,067)	$(207,975)	$(304,889)	$(22,121)	$173	$(72,916)	$(64,845)
Net realized gain (loss) on investments	4,409,118	4,375,994	2,745,524	2,975,301	14,524	5,715	587,637	423,034
Realized gain distribution received	—	—	—	—	73,601	668	359,464	323,940
Change in unrealized appreciation/(depreciation) on investments	(8,279,671)	8,436,808	(5,337,503)	4,941,597	(953,160)	94,869	(1,371,739)	948,404

Net increase (decrease) in net assets resulting from operations	(4,067,574)	12,449,735	(2,799,954)	7,612,009	(887,156)	101,425	(497,554)	1,630,533
Contributions and (withdrawals):
Payments received from policyowners	457,792	756,662	1,737,822	1,648,328	3,398,196	562,040	125,383	150,025
Policyowners' surrenders	(5,439,201)	(5,737,659)	(4,755,798)	(4,834,692)	(510,194)	(41,030)	(968,824)	(947,182)
Policyowners' annuity and death benefits	(608,662)	(878,157)	(187,544)	(180,394)	(3,564)	—	(363,634)	(190,097)
Net transfers from (to) Fixed Account	(432,757)	(492,960)	448,964	311,107	1,600,447	124,520	(47,163)	(109,352)
Transfers between Investment Divisions	(634,442)	(755,603)	(507,689)	(18,876)	3,469,463	1,503,356	227,821	97,010

Net contributions and (withdrawals)	(6,657,270)	(7,107,717)	(3,264,245)	(3,074,527)	7,954,348	2,148,886	(1,026,417)	(999,596)

Increase (decrease) in net assets	(10,724,844)	5,342,018	(6,064,199)	4,537,482	7,067,192	2,250,311	(1,523,971)	630,937

NET ASSETS:
Beginning of period	57,338,762	51,996,744	36,426,617	31,889,135	2,250,311	—	8,604,528	7,973,591
End of period	$46,613,918	$57,338,762	$30,362,418	$36,426,617	$9,317,503	$2,250,311	$7,080,557	$8,604,528

(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MFS ® Investors Trust Series— Service Class		MFS ® Research Series— Initial Class		MFS ® Research Series— Service Class		Morgan Stanley VIF U.S. Real Estate Portfolio— Class II
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(454,626)	$(311,214)	$(78,073)	$(13,296)	$(198,941)	$(76,320)	$201,784	$(98,453)
Net realized gain (loss) on investments	443,023	83,173	562,664	742,578	428,852	321,192	189,128	519,432
Realized gain distribution received	1,839,719	1,219,729	1,150,652	649,080	2,067,179	1,046,253	—	—
Change in unrealized appreciation/(depreciation) on investments	(4,991,500)	4,455,994	(2,157,107)	562,118	(3,693,579)	1,614,461	(2,482,512)	(241,604)

Net increase (decrease) in net assets resulting from operations	(3,163,384)	5,447,682	(521,864)	1,940,480	(1,396,489)	2,905,586	(2,091,600)	179,375
Contributions and (withdrawals):
Payments received from policyowners	5,539,310	4,210,345	84,373	108,440	4,067,513	648,956	1,000,194	1,621,243
Policyowners' surrenders	(3,687,071)	(3,403,365)	(868,669)	(1,088,703)	(2,376,884)	(1,729,912)	(3,230,722)	(3,756,809)
Policyowners' annuity and death benefits	(276,111)	(153,565)	(115,495)	(135,871)	(135,972)	(79,956)	(213,244)	(248,152)
Net transfers from (to) Fixed Account	5,897,729	5,224,682	(106,924)	(180,934)	1,753,988	(4,957)	518,951	1,335,503
Transfers between Investment Divisions	217,820	1,458,624	(61,627)	26,461	1,606,127	82,393	(3,148,274)	(6,439,995)

Net contributions and (withdrawals)	7,691,677	7,336,721	(1,068,342)	(1,270,607)	4,914,772	(1,083,476)	(5,073,095)	(7,488,210)

Increase (decrease) in net assets	4,528,293	12,784,403	(1,590,206)	669,873	3,518,283	1,822,110	(7,164,695)	(7,308,835)

NET ASSETS:
Beginning of period	35,482,657	22,698,254	10,283,152	9,613,279	16,037,760	14,215,650	25,927,030	33,235,865
End of period	$40,010,950	$35,482,657	$8,692,946	$10,283,152	$19,556,043	$16,037,760	$18,762,335	$25,927,030

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I		Neuberger Berman AMT Mid Cap Growth Portfolio— Class S		PIMCO VIT International Bond Portfolio (U.S. Dollar- Hedged)— Advisor Class		PIMCO VIT Low Duration Portfolio— Advisor Class
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(22,964)	$(22,498)	$(1,129,268)	$(985,301)	$(363,982)	$2,489,868	$50,536	$(49,785)
Net realized gain (loss) on investments	17,917	26,019	1,340,717	(548,314)	(69,998)	231,439	(80,770)	(9,897)
Realized gain distribution received	103,174	28,469	5,585,171	1,350,380	269,451	—	—	—
Change in unrealized appreciation/(depreciation) on investments	(193,766)	270,829	(11,103,005)	12,641,212	452,487	(1,995,790)	(240,822)	(2,757)

Net increase (decrease) in net assets resulting from operations	(95,639)	302,819	(5,306,385)	12,457,977	287,958	725,517	(271,056)	(62,439)
Contributions and (withdrawals):
Payments received from policyowners	—	—	4,249,253	4,908,450	6,029,816	8,321,927	2,990,928	4,615,721
Policyowners' surrenders	(79,051)	(133,859)	(8,206,540)	(7,726,347)	(8,633,657)	(7,778,249)	(2,264,730)	(1,436,492)
Policyowners' annuity and death benefits	(26,712)	(5,352)	(471,794)	(342,518)	(576,374)	(662,737)	(269,721)	(79,608)
Net transfers from (to) Fixed Account	(38,549)	(18,776)	2,432,309	3,298,917	6,279,943	9,229,024	2,661,686	8,028,461
Transfers between Investment Divisions	(26,166)	(3,778)	(1,736,450)	1,424,796	(2,306,639)	2,430,342	(2,212,021)	865,033

Net contributions and (withdrawals)	(170,478)	(161,765)	(3,733,222)	1,563,298	793,089	11,540,307	906,142	11,993,115

Increase (decrease) in net assets	(266,117)	141,054	(9,039,607)	14,021,275	1,081,047	12,265,824	635,086	11,930,676

NET ASSETS:
Beginning of period	1,500,808	1,359,754	68,239,114	54,217,839	81,154,332	68,888,508	19,944,141	8,013,465
End of period	$1,234,691	$1,500,808	$59,199,507	$68,239,114	$82,235,379	$81,154,332	$20,579,227	$19,944,141

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	PIMCO VIT Total Return Portfolio— Advisor Class		Victory VIF Diversified Stock Fund— Class A Shares
INCREASE (DECREASE) IN NET ASSETS:	2018	2017	2018	2017
Operations:
Net investment income (loss)	$673,955	$173,799	$(169,030)	$(132,657)
Net realized gain (loss) on investments	(482,556)	(311,719)	517,803	738,207
Realized gain distribution received	1,052,804	—	2,294,267	206,562
Change in unrealized appreciation/(depreciation) on investments	(3,048,184)	2,128,918	(4,618,509)	2,308,760

Net increase (decrease) in net assets resulting from operations	(1,803,981)	1,990,998	(1,975,469)	3,120,872
Contributions and (withdrawals):
Payments received from policyowners	9,358,425	10,540,804	75,547	400,205
Policyowners' surrenders	(7,347,927)	(7,289,540)	(1,819,178)	(2,162,254)
Policyowners' annuity and death benefits	(708,382)	(661,175)	(51,069)	(97,825)
Net transfers from (to) Fixed Account	8,827,946	9,402,896	(175,196)	(105,973)
Transfers between Investment Divisions	(486,728)	4,599,637	(353,877)	440,195

Net contributions and (withdrawals)	9,643,334	16,592,622	(2,323,773)	(1,525,652)

Increase (decrease) in net assets	7,839,353	18,583,620	(4,299,242)	1,595,220

NET ASSETS:
Beginning of period	79,494,067	60,910,447	15,474,369	13,879,149
End of period	$87,333,420	$79,494,067	$11,175,127	$15,474,369

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

NYLIAC Variable Annuity Separate Account-III (the “Separate Account”) was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). The Separate Account funds Series I policies (New York Life Variable Annuity, New York Life Flexible Premium Variable Annuity, New York Life Plus Variable Annuity and New York Life Flexible Premium Variable Annuity II), Series II policies (New York Life Access Variable Annuity), Series III policies (New York Life Premium Plus Variable Annuity), Series IV policies (New York Life Essentials Variable Annuity and New York Life Plus II Variable Annuity), Series V policies (New York Life Select Variable Annuity), Series VI policies (New York Life Premium Plus II Variable Annuity), Series VII policies (New York Life Complete Access Variable Annuity), Series VIII policies (New York Life Premier Variable Annuity), Series IX policies (New York Life Premier Plus Variable Annuity) , Series X policies (New York Life Income Plus Variable Annuity), Series XI policies (New York Life Premier Variable Annuity II), Series XII policies (New York Life Premier Plus Variable Annuity II), Series XIII policies (New York Life Complete Access Variable Annuity II), Series XIV policies (New York Life Flexible Premium Variable Annuity III), Series XV policies (New York Life Income Plus Variable Annuity II) and Series XVI policies (New York Life Premier Variable Annuity - FP Series). Effective December 4, 2006, sales of the New York Life Variable Annuity and New York Life Plus Variable Annuity were discontinued. Sales of the Series II policies formerly known as MainStay Access Variable Annuity were discontinued effective October 14, 2002. Effective January 1, 2009, sales of all Series III, IV, V and VI policies formerly known as MainStay Variable Annuities were discontinued. Effective July 27, 2009, sales of Series V policies known as New York Life Select Variable Annuity were discontinued. Effective August 16, 2010, sales of all the remaining Series II, Series III, Series IV and Series VI policies were discontinued. Effective July 16, 2012 sales of the New York Life Flexible Premium Variable Annuity were discontinued. Effective February 12, 2016, sales of the Series X policies (New York Life Income Plus Variable Annuity) and Series XV policies (New York Life Income Plus II Variable Annuity) were discontinued. Effective May 1, 2016, sales of the Series VII policies (New York Life Complete Access Variable Annuity), the remaining Series I policies (New York Life Flexible Premium Variable Annuity II), Series VIII policies (New York Life Premier Variable Annuity) and Series IX policies (New York Life Premier Plus Variable Annuity) were discontinued.
NYLIAC established the Separate Account to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in tax-qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities LLC, as well as certain banking and financial institutions that have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities LLC and NYLIFE Distributors LLC are both indirect, wholly-owned subsidiaries of NYLIC. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.
The assets of the Separate Account are invested in shares of eligible portfolios of the MainStay VP Funds Trust, the AIM Variable Insurance Funds, the American Funds Insurance Series, the BlackRock® Variable Series Funds, Inc., the BlackRock® Variable Series Funds II, Inc., the Columbia Funds Variable Insurance Trust, the Columbia Funds Variable Series Trust II, the Delaware VIP® Trust, the Deutsche DWS Variable Series II, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the MFS Variable Insurance Trust II, the Morgan Stanley Variable Insurance Fund, Inc., the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Dollar Cost Averaging (DCA) Advantage Accounts represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account and the DCA Advantage Accounts may be charged with liabilities arising out of other business NYLIAC may conduct.
The MainStay VP U.S. Government Money Market and MainStay VP Mellon Natural Resources—Initial Class offer one class of shares under this Separate Account which are presented within the initial class section. MainStay VP Balanced—Service Class, MainStay VP Conservative Allocation—Service Class, MainStay VP Cushing® Renaissance Advantage Fund—Service Class, MainStay VP Floating Rate—Service Class, MainStay VP Growth Allocation—Service Class, MainStay VP Indexed Bond—Service Class, MainStay VP IQ Hedge Multi-Strategy—Service Class, MainStay VP MacKay Small Cap Core—Service Class, MainStay VP MacKay Unconstrained Bond—Service Class, MainStay VP Moderate Allocation—Service Class, MainStay VP Moderate Growth Allocation—Service Class, MainStay VP PIMCO Real Return Portfolio—Service Class, American Funds IS Asset Allocation—Class 4, American Funds IS Blue Chip Income and Growth Fund—Class 4, American Funds IS Global Small Capitalization Fund—Class 4, American Funds IS Growth Fund—Class 4, American Funds IS New World Fund®—Class 4, BlackRock® Global Allocation V.I. Fund—Class III, BlackRock® High Yield V.I. Fund—Class III, ClearBridge Variable Appreciation Portfolio—Class II, Columbia Variable Portfolio—Commodity Strategy

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Fund—Class 2, Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2, Columbia Variable Portfolio—Small Cap Value Fund—Class 2, Delaware VIP® Small Cap Value Series—Service Class, DWS Alternative Asset Allocation VIP—Class B, Fidelity® VIP Emerging Markets Portfolio—Service Class 2, Fidelity® VIP Growth Opportunities Portfolio—Service Class 2, Fidelity® VIP Mid Cap—Service Class 2, Invesco V.I. American Value Fund—Series II Shares, Invesco V.I. International Growth Fund-Series II Shares, Janus Henderson VIT Enterprise Portfolio—Service Shares, MFS® International Value Portfolio—Service Class, Morgan Stanley VIF U.S. Real Estate Portfolio—Class II, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class, PIMCO VIT Low Duration—Advisor Class, PIMCO VIT Total Return Portfolio—Advisor Class, and Victory VIF Diversified Stock—Class A Shares offer one class of shares under this Separate Account which are presented within the service class section.

The following Investment Divisions, with their respective Fund portfolios, are available in this Separate Account:

MainStay VP Balanced—Service Class
MainStay VP Bond—Initial Class
MainStay VP Bond—Service Class
MainStay VP Conservative Allocation—Service Class
MainStay VP Cushing® Renaissance Advantage—Service Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Eagle Small Cap Growth—Service Class
MainStay VP Emerging Markets Equity—Initial Class
MainStay VP Emerging Markets Equity—Service Class
MainStay VP Epoch U.S. Equity Yield—Initial Class
MainStay VP Epoch U.S. Equity Yield—Service Class
MainStay VP Epoch U.S. Small Cap—Initial Class
MainStay VP Epoch U.S. Small Cap—Service Class
MainStay VP Fidelity Institutional AM® Utilities—Initial Class (formerly MainStay VP MFS® Utilities—Initial Class)
MainStay VP Fidelity Institutional AM® Utilities—Service Class (formerly MainStay VP MFS® Utilities—Service Class)
MainStay VP Floating Rate—Service Class
MainStay VP Growth Allocation—Service Class
MainStay VP Income Builder—Initial Class
MainStay VP Income Builder—Service Class
MainStay VP Indexed Bond—Service Class
MainStay VP IQ Hedge Multi-Strategy—Service Class
MainStay VP Janus Henderson Balanced—Initial Class
MainStay VP Janus Henderson Balanced—Service Class
MainStay VP Large Cap Growth—Initial Class
MainStay VP Large Cap Growth—Service Class
MainStay VP MacKay Common Stock—Initial Class (formerly MainStay VP Common Stock—Initial Class)
MainStay VP MacKay Common Stock—Service Class (formerly MainStay VP Common Stock—Service Class)
MainStay VP MacKay Convertible—Initial Class (formerly MainStay VP Convertible—Initial Class)
MainStay VP MacKay Convertible—Service Class (formerly MainStay VP Convertible—Service Class)
MainStay VP MacKay Government—Initial Class (formerly MainStay VP Government—Initial Class)
MainStay VP MacKay Government—Service Class (formerly MainStay VP Government—Service Class)
MainStay VP MacKay Growth—Initial Class (formerly MainStay VP Cornerstone Growth—Initial Class)
MainStay VP MacKay Growth—Service Class (formerly MainStay VP Cornerstone Growth—Service Class)
MainStay VP MacKay High Yield Corporate Bond—Initial Class (formerly MainStay VP High Yield Corporate Bond—Initial Class)
MainStay VP MacKay High Yield Corporate Bond—Service Class (formerly MainStay VP High Yield Corporate Bond—Service Class)

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MainStay VP MacKay International Equity—Initial Class (formerly MainStay VP International Equity—Initial Class)
MainStay VP MacKay International Equity—Service Class (formerly MainStay VP International Equity—Service Class)
MainStay VP MacKay Mid Cap Core—Initial Class (formerly MainStay VP Mid Cap Core—Initial Class)
MainStay VP MacKay Mid Cap Core—Service Class (formerly MainStay VP Mid Cap Core—Service Class)
MainStay VP MacKay S&P 500 Index—Initial Class (formerly MainStay VP S&P 500 Index—Initial Class)
MainStay VP MacKay S&P 500 Index—Service Class (formerly MainStay VP S&P 500 Index—Service Class)
MainStay VP MacKay Small Cap Core—Service Class (formerly MainStay VP Small Cap Core—Service Class)
MainStay VP MacKay Unconstrained Bond—Service Class (formerly MainStay VP Unconstrained Bond—Service Class)
MainStay VP Mellon Natural Resources—Initial Class (formerly MainStay VP VanEck Global Hard Assets—Initial Class)
MainStay VP Moderate Allocation—Service Class
MainStay VP Moderate Growth Allocation—Service Class
MainStay VP PIMCO Real Return—Service Class
MainStay VP T. Rowe Price Equity Income—Initial Class
MainStay VP T. Rowe Price Equity Income—Service Class
MainStay VP U.S. Government Money Market—Initial Class
American Funds IS Asset Allocation Fund—Class 4
American Funds IS Blue Chip Income and Growth Fund—Class 4
American Funds IS Global Small Capitalization Fund—Class 4
American Funds IS Growth Fund—Class 4
American Funds IS New World Fund®—Class 4
BlackRock® Global Allocation V.I. Fund—Class III
BlackRock® High Yield V.I. Fund—Class III
ClearBridge Variable Appreciation Portfolio—Class II
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2
Columbia Variable Portfolio—Small Cap Value Fund—Class 2
Delaware VIP® Small Cap Value Series—Service Class
Dreyfus IP Technology Growth Portfolio—Initial Shares
Dreyfus IP Technology Growth Portfolio—Service Shares
DWS Alternative Asset Allocation VIP—Class B (formerly Deutsche Alternative Asset Allocation VIP—Class B)
Fidelity® VIP ContrafundSM Portfolio—Initial Class
Fidelity® VIP ContrafundSM Portfolio—Service Class 2
Fidelity® VIP Emerging Markets Portfolio—Service Class 2
Fidelity® VIP Equity-IncomeSM Portfolio—Initial Class
Fidelity® VIP Equity-IncomeSM Portfolio—Service Class 2
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2
Fidelity® VIP Mid Cap Portfolio—Service Class 2
Invesco V.I. American Value Fund—Series II Shares
Invesco V.I. International Growth Fund—Series II Shares
Janus Henderson Enterprise Portfolio—Service Shares
Janus Henderson Global Research Portfolio—Institutional Shares
Janus Henderson Global Research Portfolio—Service Shares
MFS® International Value Portfolio—Service Class

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MFS® Investors Trust Series—Initial Class
MFS® Investors Trust Series—Service Class
MFS® Research Series—Initial Class
MFS® Research Series—Service Class
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class (formerly PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class)
PIMCO VIT Low Duration Portfolio—Advisor Class
PIMCO VIT Total Return Portfolio—Advisor Class
Victory VIF Diversified Stock Fund—Class A Shares
__________________________________________________________

Not all investment options are available under all policies.

New investments in the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Investment Divisions are restricted to those policies already invested in these Investment Divisions.

On November 30, 2018, the Service Class shares of the MainStay VP Absolute Return Multi-Strategy Portfolio were merged into the Service Class shares of the MainStay VP IQ Hedge Multi-Strategy Portfolio.
For Series I policies known as New York Life Flexible Premium Variable Annuity II and Series VII, VIII, IX, X, XI, XII, XIII, XIV, XV and XVI policies, initial premium payments are allocated to the Investment Divisions, Fixed Account (where available) and/or DCA Advantage Accounts (where available) within two business days after receipt. For Series I, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XIV, XV and XVI policies, subsequent premium payments for flexible premium policies are generally allocated to the Investment Divisions, one year Fixed Account (where available), three year Fixed Account (where available), and/or DCA Advantage Accounts (where available) at the close of the business day they are received. For Series II policies, known as New York Life Access Variable Annuity, subsequent premium payments are not permitted for policies purchased prior to November 15, 2004. For Series II policies, known as New York Life Access Variable Annuity, subsequent premium payments are not permitted. In those states where NYLIAC offers a single premium version of the Series III, VI, VIII and IX policies, only one premium payment is allowed. In those states where NYLIAC offers a modified premium version of the Series IV and V policies, subsequent premium payments are allowed only during the first policy year.
In addition, for Series I, II, III, VI, VII, VIII, IX, XI, XII, XIII, XIV and XVI policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC subject to certain restrictions. For Series IV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one-year Fixed Account of NYLIAC subject to certain restrictions. On the accompanying Statement of Changes in Net Assets, all references to the Fixed Account include the Fixed Account and the DCA Advantage Accounts.
No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.
Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.
The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.
Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.
Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

	Purchases	Sales
MainStay VP Absolute Return Multi-Strategy—Service Class	$10,906	$83,467
MainStay VP Balanced—Service Class	16,359	26,662
MainStay VP Bond—Initial Class	1,751	6,797
MainStay VP Bond—Service Class	16,523	22,648
MainStay VP Conservative Allocation—Service Class	31,211	63,570
MainStay VP Cushing® Renaissance Advantage—Service Class	1,521	2,437
MainStay VP Eagle Small Cap Growth—Initial Class	3,154	10,986
MainStay VP Eagle Small Cap Growth—Service Class	10,029	8,415
MainStay VP Emerging Markets Equity—Initial Class	680	3,864
MainStay VP Emerging Markets Equity—Service Class	4,273	15,938
MainStay VP Epoch U.S. Equity Yield—Initial Class	9,969	18,306
MainStay VP Epoch U.S. Equity Yield—Service Class	21,552	39,961
MainStay VP Epoch U.S. Small Cap—Initial Class	3,021	3,881
MainStay VP Epoch U.S. Small Cap—Service Class	12,703	14,717
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	291	397
MainStay VP Fidelity Institutional AM® Utilities—Service Class	27,039	85,559
MainStay VP Floating Rate—Service Class	60,044	47,866
MainStay VP Growth Allocation—Service Class	30,822	31,251
MainStay VP Income Builder—Initial Class	4,969	8,613
MainStay VP Income Builder—Service Class	22,524	26,190
MainStay VP Indexed Bond—Service Class	9,547	955
MainStay VP IQ Hedge Multi-Strategy—Service Class	72,371	2,267
MainStay VP Janus Henderson Balanced—Initial Class	12,813	27,936
MainStay VP Janus Henderson Balanced—Service Class	53,463	35,740
MainStay VP Large Cap Growth—Initial Class	9,821	7,581
MainStay VP Large Cap Growth—Service Class	62,205	38,675
MainStay VP MacKay Common Stock—Initial Class	9,069	12,488
MainStay VP MacKay Common Stock—Service Class	16,479	13,881
MainStay VP MacKay Convertible—Initial Class	6,139	11,884
MainStay VP MacKay Convertible—Service Class	46,904	37,742
MainStay VP MacKay Government—Initial Class	1,783	4,575
MainStay VP MacKay Government—Service Class	10,598	13,199
MainStay VP MacKay Growth—Initial Class	6,110	11,363
MainStay VP MacKay Growth—Service Class	2,427	6,275
MainStay VP MacKay High Yield Corporate Bond—Initial Class	14,857	36,656
MainStay VP MacKay High Yield Corporate Bond—Service Class	98,906	136,338
MainStay VP MacKay International Equity—Initial Class	2,064	4,345
MainStay VP MacKay International Equity—Service Class	12,463	26,963
MainStay VP MacKay Mid Cap Core—Initial Class	8,922	12,247
MainStay VP MacKay Mid Cap Core—Service Class	36,007	34,845
MainStay VP MacKay S&P 500 Index—Initial Class	8,353	27,990
MainStay VP MacKay S&P 500 Index—Service Class	57,972	55,058
MainStay VP MacKay Small Cap Core—Service Class	16,481	15,066
MainStay VP MacKay Unconstrained Bond—Service Class	30,478	44,328
MainStay VP Mellon Natural Resources—Initial Class	7,268	25,373
MainStay VP Moderate Allocation—Service Class	58,053	67,516
MainStay VP Moderate Growth Allocation—Service Class	61,082	80,124
MainStay VP PIMCO Real Return—Service Class	11,773	14,168
MainStay VP T. Rowe Price Equity Income—Initial Class	5,731	9,034

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
MainStay VP T. Rowe Price Equity Income—Service Class	$14,553	$29,324
MainStay VP U.S. Government Money Market—Initial Class	84,339	71,566
American Funds IS Asset Allocation Fund—Class 4	13,756	1,009
American Funds IS Blue Chip Income and Growth Fund—Class 4	19,001	1,715
American Funds IS Global Small Capitalization Fund—Class 4	3,897	1,910
American Funds IS Growth Fund—Class 4	11,283	1,433
American Funds IS New World Fund®—Class 4	13,724	8,802
BlackRock® Global Allocation V.I. Fund—Class III	18,657	21,383
BlackRock® High Yield V.I. Fund—Class III	13,676	9,999
ClearBridge Variable Appreciation Portfolio—Class II	3,652	434
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	1,014	993
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	11,360	4,883
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	10,477	9,594
Delaware VIP® Small Cap Value Series—Service Class	1,958	197
Dreyfus IP Technology Growth Portfolio—Initial Shares	4,929	3,876
Dreyfus IP Technology Growth Portfolio—Service Shares	32,619	26,973
DWS Alternative Asset Allocation VIP—Class B	16,490	1,486
Fidelity® VIP ContrafundSM Portfolio—Initial Class	14,217	20,287
Fidelity® VIP ContrafundSM Portfolio—Service Class 2	68,935	75,079
Fidelity® VIP Emerging Markets Portfolio—Service Class 2	1,859	145
Fidelity® VIP Equity-IncomeSM Portfolio—Initial Class	4,194	8,064
Fidelity® VIP Equity-IncomeSM Portfolio—Service Class 2	18,418	18,940
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	27,964	11,035
Fidelity® VIP Mid Cap Portfolio—Service Class 2	24,563	32,971
Invesco V.I. American Value Fund—Series II Shares	4,667	4,112
Invesco V.I. International Growth Fund—Series II Shares	9,766	5,774
Janus Henderson Enterprise Portfolio—Service Shares	7,135	1,076
Janus Henderson Global Research Portfolio—Institutional Shares	930	7,823
Janus Henderson Global Research Portfolio—Service Shares	3,654	7,068
MFS® International Value Portfolio—Service Class	9,089	1,073
MFS® Investors Trust Series—Initial Class	855	1,596
MFS® Investors Trust Series—Service Class	15,328	6,218
MFS® Research Series—Initial Class	1,480	1,479
MFS® Research Series—Service Class	10,637	3,859
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II	3,325	8,156
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	119	212
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	18,546	17,786
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	15,999	15,157
PIMCO VIT Low Duration Portfolio—Advisor Class	9,468	8,418
PIMCO VIT Total Return Portfolio—Advisor Class	25,000	12,969
Victory VIF Diversified Stock Fund—Class A Shares	2,582	2,797
Total	$1,613,595	$1,803,808

Not all investment divisions are available under all policies.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust, for a fee. New York Life Investments retains several sub-advisors, including BNY Mellon Asset Management North America Corporation ("BNY Mellon AMNA"), Candriam Belgium S.A. (“Candriam Belgium”),Cushing® Asset Management, LP (“Cushing”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), FIAM, LLC ("FIAM"), IndexIQ Advisors LLC ("IndexIQ Advisors"), Janus Capital Management LLC (“Janus Capital”), MacKay Shields LLC (“MacKay”), New York Life Investors LLC (“NYL Investors”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.

New York Life Investments, MacKay, IndexIQ Advisors and NYL Investors are all indirect, wholly-owned subsidiaries of NYLIC. BNY Mellon AMNA is a specialist multi-asset investment manager formed by the combination of certain Bank of New York Mellon affiliated investment management firms. Candriam Belgium is a part of Candriam Investors Group. Capital Research and Management is a wholly-owned subsidiary of The Capital Group Companies, Inc. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc. Cushing is a wholly-owned subsidiary of Swank Capital. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is an indirect, wholly-owned subsidiary of Toronto Dominion Bank. FIAM is an indirectly held subsidiary of FMR LLC. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. T. Rowe Price is an independent investment advisory firm.
Effective January 1, 2018, the portfolio managers from Cornerstone Capital Management Holdings LLC ("CCM") who manage all or a portion of the day-to-day investment operations of the Portfolios transitioned from CCM to MacKay, which is also a wholly-owned, fully autonomous subsidiary of NYLIC.
NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV, V, VI, VIII, IX , X, XI, XII, XIV, XV and XVI policies. Policies in Series II, VII and XIII are not subject to surrender charges on partial withdrawals and surrenders. For New York Life Variable Annuity and New York Life Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For New York Life Flexible Premium Variable Annuity and New York Life Flexible Premium Variable Annuity II policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.
For New York Life Premium Plus Variable Annuity policies, which are part of Series III and New York Life Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years (8% during the first four payment years for policies sold by registered representatives of broker-dealers that have selling agreements with NYLIFE Distributors and NYLIAC or banks) and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offered a single premium version of the New York Life Premium Plus Variable Annuity and New York Life Premium Plus II Variable Annuity, the surrender charge was lower.
For the New York Life Essentials Variable Annuity and New York Life Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
For New York Life Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.
For New York Life Premier Variable Annuity policies, which are part of Series VIII, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
For New York Life Premier Plus Variable Annuity policies, which are part of Series IX, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
For New York Life Income Plus Variable Annuity policies with the Income Benefit Rider, which are part of Series X, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
For New York Life Income Plus Variable Annuity policies with the Guaranteed Future Income Benefit Rider, which are also part of Series X, the product becomes a single premium product where surrender charges are based on the Policy Year. This charge is 8% during the first Policy Year and declines by 1% per year for each Policy Year, until the seventh Policy Year, after which no charge is made.
For New York Life Premier Variable Annuity II policies, which are part of Series XI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
For New York Life Premier Plus Variable Annuity II policies, which are part of Series XII, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made.
For New York Life Flexible Premium Variable Annuity III policies, which are part of Series XIV, the percentage of surrender charge is based on the Policy Year. This charge is 7% for the first three Policy Years and declines to 1% per year for each additional Policy Year, until the ninth Policy Year, after which no charge is made.
For New York Life Income Plus Variable Annuity II policies with the Guaranteed Future Income Benefit Rider, which are part of Series XV, the product is a single premium product where surrender charges are based on the Policy Year. This charge is 8% during the first Policy Year and declines by 1% per year for each additional Policy Year, until the seventh Policy Year, after which no charge is made.
For New York Life Premier Variable Annuity - FP Series policies, which are part of Series XVI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
All surrender charges are recorded with policyowners’ surrenders in the accompanying Statement of Changes in Net Assets. Surrender charges are paid to NYLIAC.
NYLIAC also deducts an annual policy service charge from the policy’s accumulation value on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II, IV, VII and XIV policies and $100,000 for Series III, V and VI VIII, IX, XI, XII, XIII and XVI policies. For New York Life Variable Annuity and New York Life Plus Variable Annuity policies which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For New York Life Flexible Premium Variable Annuity and New York Life Flexible Premium Variable Annuity II, which are also part of Series I, this charge is $30 per policy. For Series II, VII and XIII policies, this charge is $40 per policy (may be lower in some states). For Series III, IV, VI, VIII, IX XI, XII, XIV and XVI policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. For Series X and XV policies, the charge is $30 per policy and is waived either upon (a) registration with delivery of all available materials that we normally mail, (b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit (for Series X policies)/GFIB Payment Commencement Date (whichever comes first). These charges are shown as a reduction to payments received from policyowners in the accompanying Statement of Changes in Net Assets.
Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XIV and XV policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.
The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XIV and XV policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45%, 1.85%, 1.75%, 1.65%, 1.35%, 1.65%, 1.35%, 1.30% during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium for policies applied for before May 1, 2016 and 1.20% during the surrender charge period for the initial premium and 1.00% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016, 1.60% during the surrender charge period for the initial premium and 1.40% after the surrender charge period for the initial premium for policies applied for before May 1, 2016 and 1.50% during the surrender charge period for the initial premium and 1.30% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016, 1.60%, 1.35% during the surrender charge period for the initial premium and 1.15% after the surrender charge period for the initial premium for

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
policies applied for before May 1, 2016 and 1.30% during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016 and 1.35%, for Series XVI policies, the charge is 1.20% during the surrender charge period for the initial premium and 1.00% after the surrender charge period for the initial premium, for New York Life Premier Variable Annuity - FP Series, respectively, of the daily average variable accumulation value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. These charges are disclosed in the accompanying Statement of Operations.
In addition, New York Life Income Plus Variable Annuity and New York Life Income Plus Variable Annuity II policies, which are part of Series X and Series XV, are subject to a Guaranteed Future Income Benefit Charge if the Guaranteed Future Income Benefit Rider is chosen. This charge is an annualized percentage of the average daily Unfunded Income Benefit Base (as defined in the New York Life Income Plus Variable Annuity and New York Life Income Plus Variable Annuity II prospectuses) each policy quarter, deducted from the variable accumulation unit value on a quarterly basis. On an annual basis, the charge equals 1.00% (0.25% quarterly) of the Unfunded Income Benefit Base.
Separate Account policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of NYLIAC. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.25%, distribution (12b-1) fees range from 0.00% to 0.30%, and other expenses range from 0.00% to 1.24%. These ranges are shown as a percentage of average net assets as of December 31, 2017, and approximate the ranges as of December 31, 2018.

NOTE 4—Distribution of Net Income:
The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

The changes in units outstanding for the years ended December 31, 2018 and 2017 were as follows:

	2018			2017
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Absolute Return Multi-Strategy—Service Class	1,221	(10,072)	(8,851)	2,231	(1,418)	813
MainStay VP Balanced—Service Class	757	(1,469)	(712)	1,354	(1,429)	(75)
MainStay VP Bond—Initial Class	29	(306)	(277)	28	(362)	(334)
MainStay VP Bond—Service Class	1,365	(1,736)	(371)	823	(2,023)	(1,200)
MainStay VP Conservative Allocation—Service Class	2,105	(3,968)	(1,863)	2,586	(3,348)	(762)
MainStay VP Cushing® Renaissance Advantage—Service Class	154	(244)	(90)	519	(554)	(35)
MainStay VP Eagle Small Cap Growth—Initial Class	35	(588)	(553)	39	(753)	(714)
MainStay VP Eagle Small Cap Growth—Service Class	524	(491)	33	357	(523)	(166)
MainStay VP Emerging Markets Equity—Initial Class	57	(396)	(339)	353	(403)	(50)
MainStay VP Emerging Markets Equity—Service Class	423	(1,628)	(1,205)	1,026	(1,881)	(855)
MainStay VP Epoch U.S. Equity Yield—Initial Class	24	(753)	(729)	30	(956)	(926)
MainStay VP Epoch U.S. Equity Yield—Service Class	417	(1,682)	(1,265)	673	(2,146)	(1,473)
MainStay VP Epoch U.S. Small Cap—Initial Class	20	(152)	(132)	56	(199)	(143)
MainStay VP Epoch U.S. Small Cap—Service Class	329	(549)	(220)	482	(646)	(164)
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	19	(26)	(7)	2	(16)	(14)
MainStay VP Fidelity Institutional AM® Utilities—Service Class	1,997	(5,605)	(3,608)	2,670	(5,171)	(2,501)
MainStay VP Floating Rate—Service Class	4,447	(3,660)	787	2,865	(4,171)	(1,306)
MainStay VP Growth Allocation—Service Class	1,602	(1,714)	(112)	2,409	(2,165)	244
MainStay VP Income Builder—Initial Class	34	(268)	(234)	71	(341)	(270)
MainStay VP Income Builder—Service Class	1,230	(1,508)	(278)	1,786	(1,207)	579
MainStay VP Indexed Bond—Service Class	970	(97)	873	66	(4)	62
MainStay VP IQ Hedge Multi-Strategy—Service Class	8,724	(274)	8,450	—	—	—
MainStay VP Janus Henderson Balanced—Initial Class	45	(1,573)	(1,528)	89	(1,741)	(1,652)
MainStay VP Janus Henderson Balanced—Service Class	2,900	(2,156)	744	2,299	(2,334)	(35)
MainStay VP Large Cap Growth—Initial Class	144	(241)	(97)	136	(296)	(160)
MainStay VP Large Cap Growth—Service Class	2,123	(1,399)	724	1,444	(1,235)	209
MainStay VP MacKay Common Stock—Initial Class	12	(260)	(248)	23	(364)	(341)
MainStay VP MacKay Common Stock—Service Class	602	(536)	66	895	(757)	138
MainStay VP MacKay Convertible—Initial Class	80	(338)	(258)	67	(366)	(299)
MainStay VP MacKay Convertible—Service Class	2,629	(1,695)	934	2,230	(1,318)	912
MainStay VP MacKay Government—Initial Class	68	(238)	(170)	25	(312)	(287)
MainStay VP MacKay Government—Service Class	959	(1,127)	(168)	446	(1,497)	(1,051)
MainStay VP MacKay Growth—Initial Class	14	(345)	(331)	31	(538)	(507)
MainStay VP MacKay Growth—Service Class	32	(266)	(234)	149	(339)	(190)
MainStay VP MacKay High Yield Corporate Bond—Initial Class	126	(910)	(784)	164	(1,185)	(1,021)
MainStay VP MacKay High Yield Corporate Bond—Service Class	5,050	(6,985)	(1,935)	7,209	(6,258)	951
MainStay VP MacKay International Equity—Initial Class	59	(156)	(97)	117	(224)	(107)
MainStay VP MacKay International Equity—Service Class	709	(1,420)	(711)	971	(1,311)	(340)
MainStay VP MacKay Mid Cap Core—Initial Class	61	(328)	(267)	36	(317)	(281)
MainStay VP MacKay Mid Cap Core—Service Class	1,050	(1,042)	8	905	(1,187)	(282)
MainStay VP MacKay S&P 500 Index—Initial Class	71	(613)	(542)	64	(686)	(622)

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2018			2017
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP MacKay S&P 500 Index—Service Class	3,278	(2,176)	1,102	3,648	(1,901)	1,747
MainStay VP MacKay Small Cap Core—Service Class	734	(1,091)	(357)	393	(1,098)	(705)
MainStay VP MacKay Unconstrained Bond—Service Class	2,277	(3,774)	(1,497)	5,172	(2,611)	2,561
MainStay VP Mellon Natural Resources—Initial Class	1,080	(3,505)	(2,425)	1,651	(4,970)	(3,319)
MainStay VP Moderate Allocation—Service Class	3,120	(3,850)	(730)	3,558	(4,150)	(592)
MainStay VP Moderate Growth Allocation—Service Class	2,580	(4,301)	(1,721)	3,925	(4,371)	(446)
MainStay VP PIMCO Real Return—Service Class	1,156	(1,454)	(298)	1,116	(1,578)	(462)
MainStay VP T. Rowe Price Equity Income—Initial Class	16	(466)	(450)	46	(577)	(531)
MainStay VP T. Rowe Price Equity Income—Service Class	163	(1,638)	(1,475)	941	(1,830)	(889)
MainStay VP U.S. Government Money Market—Initial Class	45,445	(49,488)	(4,043)	29,434	(58,341)	(28,907)
American Funds IS Asset Allocation Fund—Class 4	1,342	(99)	1,243	—	—	—
American Funds IS Blue Chip Income and Growth Fund—Class 4	1,755	(161)	1,594	52	—	52
American Funds IS Global Small Capitalization Fund—Class 4	289	(159)	130	380	(139)	241
American Funds IS Growth Fund—Class 4	981	(130)	851	37	—	37
American Funds IS New World Fund®—Class 4	1,079	(777)	302	1,287	(438)	849
BlackRock® Global Allocation V.I. Fund—Class III	1,124	(1,692)	(568)	1,647	(1,567)	80
BlackRock® High Yield V.I. Fund—Class III	1,072	(894)	178	1,277	(626)	651
ClearBridge Variable Appreciation Portfolio—Class II	307	(37)	270	32	(8)	24
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	116	(112)	4	140	(125)	15
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	1,012	(443)	569	921	(238)	683
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	256	(404)	(148)	446	(842)	(396)
Delaware VIP® Small Cap Value Series—Service Class	189	(19)	170	7	—	7
Dreyfus IP Technology Growth Portfolio—Initial Shares	136	(130)	6	164	(149)	15
Dreyfus IP Technology Growth Portfolio—Service Shares	1,310	(859)	451	1,129	(579)	550
DWS Alternative Asset Allocation VIP—Class B	1,639	(144)	1,495	855	(89)	766
Fidelity® VIP ContrafundSM Portfolio—Initial Class	31	(390)	(359)	33	(498)	(465)
Fidelity® VIP ContrafundSM Portfolio—Service Class 2	2,419	(2,719)	(300)	3,325	(2,692)	633
Fidelity® VIP Emerging Markets Portfolio—Service Class 2	205	(16)	189	—	—	—
Fidelity® VIP Equity-IncomeSM Portfolio—Initial Class	21	(247)	(226)	54	(345)	(291)
Fidelity® VIP Equity-IncomeSM Portfolio—Service Class 2	890	(831)	59	769	(1,196)	(427)
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	1,634	(651)	983	1,075	(397)	678
Fidelity® VIP Mid Cap Portfolio—Service Class 2	712	(1,053)	(341)	884	(1,173)	(289)
Invesco V.I. American Value Fund—Series II Shares	219	(292)	(73)	267	(541)	(274)
Invesco V.I. International Growth Fund—Series II Shares	829	(538)	291	1,063	(518)	545
Janus Henderson Enterprise Portfolio—Service Shares	641	(98)	543	27	(5)	22
Janus Henderson Global Research Portfolio—Institutional Shares	17	(276)	(259)	59	(387)	(328)
Janus Henderson Global Research Portfolio—Service Shares	229	(343)	(114)	302	(417)	(115)
MFS® International Value Portfolio—Service Class	819	(95)	724	234	(36)	198
MFS® Investors Trust Series—Initial Class	21	(66)	(45)	22	(73)	(51)
MFS® Investors Trust Series—Service Class	942	(276)	666	938	(277)	661
MFS® Research Series—Initial Class	11	(58)	(47)	16	(80)	(64)
MFS® Research Series—Service Class	567	(145)	422	124	(146)	(22)
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II	270	(692)	(422)	450	(1,059)	(609)

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2018			2017
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	1	(7)	(6)	1	(7)	(6)
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	708	(697)	11	901	(516)	385
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	1,419	(1,327)	92	2,212	(1,082)	1,130
PIMCO VIT Low Duration Portfolio—Advisor Class	932	(844)	88	1,689	(488)	1,201
PIMCO VIT Total Return Portfolio—Advisor Class	2,170	(1,228)	942	2,678	(1,063)	1,615
Victory VIF Diversified Stock Fund—Class A Shares	15	(127)	(112)	130	(184)	(54)

Not all investment divisions are available under all policies.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

The following table presents financial highlights for each Investment Division as of December 31, 2018, 2017, 2016, 2015 and 2014:

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Absolute Return Multi-Strategy—Service Class	2018	$—	—	$—	—	—
	2017	77,104	8,851	8.24 to 10.10	(2.2%) to (1.7%)	0.9%
	2016	69,301	8,038	8.43 to 10.28	(1.9%) to 2.8%	0.0%
	2015	71,237	8,222	8.59 to 9.67	(22.0%) to (10.8%)	0.0%
	2014	87,461	9,163	9.51 to 9.57	(13.7%) to (13.3%)	0.0%
MainStay VP Balanced—Service Class	2018	$105,451	7,013	$10.11 to $17.87	(9.3%) to (8.7%)	1.4%
	2017	131,532	7,725	11.12 to 19.60	7.7% to 8.4%	1.1%
	2016	128,444	7,800	10.30 to 18.10	4.9% to 8.5%	1.2%
	2015	122,340	7,819	9.51 to 16.69	(4.9%) to 4.6%	0.9%
	2014	127,124	7,664	13.51 to 17.40	8.6% to 9.1%	0.7%
MainStay VP Bond—Initial Class	2018	$38,703	1,879	$14.53 to $22.47	(2.8%) to (2.4%)	2.8%
	2017	45,537	2,156	14.96 to 23.02	2.0% to 2.4%	2.4%
	2016	51,248	2,490	14.67 to 22.47	1.6% to 2.1%	2.6%
	2015	55,815	2,776	14.43 to 22.01	2.2% to 3.1%	2.3%
	2014	65,630	3,229	14.67 to 22.27	3.9% to 4.4%	2.0%
MainStay VP Bond—Service Class	2018	$92,030	7,672	$9.78 to $13.74	(3.1%) to (2.4%)	2.6%
	2017	102,029	8,043	10.05 to 14.11	1.7% to 2.4%	2.2%
	2016	116,120	9,243	9.85 to 13.82	(1.5%) to 1.9%	2.4%
	2015	122,339	9,770	9.80 to 13.57	(2.0%) to 2.7%	2.1%
	2014	139,506	10,888	10.08 to 13.76	3.6% to 4.1%	1.7%
MainStay VP Conservative Allocation—Service Class	2018	$244,737	17,909	$9.89 to $15.33	(8.4%) to (7.8%)	2.1%
	2017	301,087	19,772	10.77 to 16.67	8.5% to 9.2%	1.8%
	2016	295,075	20,534	9.90 to 15.29	3.0% to 4.7%	2.3%
	2015	325,149	23,133	9.48 to 14.61	(5.2%) to (0.4%)	2.1%
	2014	347,963	23,693	11.68 to 15.07	2.1% to 2.6%	2.3%
MainStay VP Cushing® Renaissance Advantage—Service Class	2018	$4,541	594	$7.02 to $8.80	(29.1%) to (28.7%)	0.0%
	2017	7,183	684	9.91 to 12.35	5.8% to 6.4%	0.0%
	2016	6,840	719	9.37 to 11.61	15.9% to 26.8%	0.2%
	2015	2,025	272	7.42 to 8.66	(32.5%) to (32.3%)	0.8%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Eagle Small Cap Growth—Initial Class	2018	$41,905	2,831	$14.41 to $14.92	(10.6%) to (10.1%)	0.0%
	2017	55,779	3,384	16.11 to 16.59	20.6% to 21.2%	0.0%
	2016	55,780	4,098	13.36 to 13.69	8.0% to 8.5%	0.0%
	2015	61,908	4,931	12.37 to 12.61	(2.1%) to (1.1%)	0.0%
	2014	76,873	5,979	12.72 to 12.90	0.6% to 1.1%	0.0%
MainStay VP Eagle Small Cap Growth—Service Class	2018	$30,407	2,199	$11.14 to $15.55	(10.8%) to (10.2%)	0.0%
	2017	33,845	2,166	12.45 to 17.34	20.3% to 21.1%	0.0%
	2016	30,478	2,332	10.33 to 14.35	7.7% to 11.7%	0.0%
	2015	34,036	2,806	9.56 to 13.25	(4.4%) to (1.6%)	0.0%
	2014	35,167	2,785	11.66 to 13.59	0.4% to 0.9%	0.0%
MainStay VP Emerging Markets Equity—Initial Class	2018	$11,908	1,540	$7.51 to $7.74	(22.0%) to (21.7%)	1.4%
	2017	18,540	1,879	9.63 to 9.89	40.5% to 41.1%	1.2%
	2016	13,489	1,929	6.85 to 7.00	4.3% to 4.8%	0.4%
	2015	14,569	2,181	6.57 to 6.69	(28.9%) to (28.3%)	1.3%
	2014	20,507	2,537	7.99 to 8.09	(13.6%) to (13.2%)	1.1%
MainStay VP Emerging Markets Equity—Service Class	2018	$45,533	5,904	$7.38 to $11.43	(22.2%) to (21.7%)	1.1%
	2017	70,068	7,109	9.49 to 14.59	40.2% to 41.1%	1.0%
	2016	55,245	7,964	6.77 to 10.34	3.2% to 4.6%	0.2%
	2015	59,948	9,048	6.51 to 9.61	(29.3%) to (22.6%)	1.0%
	2014	78,743	9,797	7.93 to 8.81	(13.8%) to (13.4%)	0.9%
MainStay VP Epoch U.S. Equity Yield—Initial Class	2018	$99,479	4,701	$19.19 to $26.35	(7.0%) to (6.6%)	2.1%
	2017	122,979	5,430	20.57 to 28.32	16.5% to 17.0%	1.3%
	2016	122,986	6,356	17.62 to 24.31	3.0% to 3.4%	1.1%
	2015	138,208	7,389	17.07 to 23.61	1.0% to 1.9%	2.6%
	2014	165,127	8,378	18.02 to 25.00	6.9% to 7.4%	1.4%
MainStay VP Epoch U.S. Equity Yield—Service Class	2018	$166,534	8,276	$10.34 to $23.16	(7.2%) to (6.6%)	1.8%
	2017	210,536	9,541	11.12 to 24.85	16.2% to 17.0%	1.1%
	2016	214,150	11,014	9.54 to 21.29	2.7% to 5.8%	0.8%
	2015	246,434	12,851	9.27 to 20.63	(7.3%) to 1.5%	2.4%
	2014	294,249	14,303	13.97 to 21.80	6.6% to 7.2%	1.2%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Epoch U.S. Small Cap—Initial Class	2018	$17,601	878	$18.61 to $29.46	(17.6%) to (17.2%)	0.7%
	2017	24,444	1,010	22.53 to 35.76	13.7% to 14.2%	0.5%
	2016	24,527	1,153	19.76 to 31.46	14.0% to 14.6%	0.4%
	2015	24,439	1,316	17.29 to 27.58	(1.2%) to (0.3%)	0.5%
	2014	28,813	1,471	18.27 to 29.22	4.6% to 5.1%	0.3%
MainStay VP Epoch U.S. Small Cap—Service Class	2018	$53,680	2,637	$10.00 to $26.89	(17.8%) to (17.3%)	0.5%
	2017	74,225	2,857	12.14 to 32.57	13.4% to 14.1%	0.3%
	2016	74,070	3,021	10.68 to 28.59	11.7% to 14.4%	0.2%
	2015	72,332	3,234	9.37 to 25.02	(6.3%) to (0.7%)	0.3%
	2014	84,915	3,489	14.04 to 26.46	4.4% to 4.9%	0.1%
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	2018	$990	67	$14.36 to $14.81	(1.1%) to (0.6%)	1.2%
	2017	1,095	74	14.51 to 14.90	12.6% to 13.1%	3.9%
	2016	1,152	88	12.88 to 13.17	9.4% to 9.9%	3.5%
	2015	1,470	123	11.78 to 11.98	(7.0%) to (6.2%)	3.4%
	2014	2,507	177	14.01 to 14.19	10.6% to 11.1%	1.7%
MainStay VP Fidelity Institutional AM® Utilities—Service Class	2018	$350,906	25,515	$10.00 to $14.61	(1.3%) to (0.7%)	0.9%
	2017	409,896	29,123	10.10 to 14.72	12.4% to 13.1%	3.8%
	2016	401,511	31,624	8.97 to 13.04	(0.3%) to 9.7%	2.8%
	2015	410,264	34,970	8.20 to 11.89	(18.0%) to (6.5%)	3.6%
	2014	543,079	38,700	13.65 to 14.11	10.3% to 10.9%	1.6%
MainStay VP Floating Rate—Service Class	2018	$193,057	16,204	$10.26 to $12.88	(2.2%) to (1.6%)	4.5%
	2017	191,162	15,417	10.46 to 13.11	1.8% to 2.5%	4.0%
	2016	205,987	16,723	10.25 to 12.82	3.7% to 6.8%	3.7%
	2015	211,604	18,161	9.63 to 12.02	(3.7%) to (1.9%)	3.7%
	2014	224,762	18,944	10.41 to 12.17	(1.2%) to (0.7%)	3.7%
MainStay VP Growth Allocation—Service Class	2018	$166,916	11,938	$9.97 to $19.32	(14.6%) to (14.0%)	1.3%
	2017	201,728	12,050	11.65 to 22.51	20.1% to 20.9%	0.8%
	2016	171,201	11,806	9.67 to 18.64	5.4% to 6.4%	1.3%
	2015	164,081	11,448	9.16 to 17.61	(8.4%) to (1.6%)	1.7%
	2014	167,383	10,921	13.18 to 18.47	2.7% to 3.2%	1.2%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Income Builder—Initial Class	2018	$52,883	1,829	$14.05 to $32.84	(7.0%) to (6.5%)	2.8%
	2017	63,743	2,063	15.07 to 35.14	10.5% to 11.0%	3.7%
	2016	64,236	2,333	13.60 to 31.66	7.3% to 7.8%	4.3%
	2015	66,651	2,624	12.65 to 29.38	0.5% to 1.4%	4.7%
	2014	78,944	2,953	13.32 to 30.87	6.1% to 6.6%	5.7%
MainStay VP Income Builder—Service Class	2018	$102,162	6,850	$10.20 to $20.03	(7.2%) to (6.6%)	2.5%
	2017	119,987	7,128	10.96 to 21.50	10.2% to 10.9%	3.4%
	2016	108,032	6,549	9.92 to 19.43	3.5% to 7.6%	4.1%
	2015	99,229	6,165	9.25 to 18.08	(7.5%) to 1.0%	4.6%
	2014	101,391	5,771	12.71 to 19.06	5.9% to 6.4%	5.4%
MainStay VP Indexed Bond—Service Class	2018	$9,165	935	$9.75 to $9.84	(2.7%) to (2.1%)	3.5%
	2017	624	62	10.02 to 10.05	0.2% to 0.5%	2.4%
Mainstay VP IQ Hedge Multi-Strategy—Service Class	2018	$68,479	8,450	$7.52 to $9.27	(1.9%) to (1.8%)	0.6%
MainStay VP Janus Henderson Balanced—Initial Class	2018	$156,530	10,001	$15.20 to $15.73	(1.4%) to (0.9%)	1.8%
	2017	182,288	11,529	15.42 to 15.88	16.2% to 16.8%	1.7%
	2016	178,593	13,181	13.27 to 13.60	2.8% to 3.3%	1.9%
	2015	198,388	15,114	12.91 to 13.17	5.5% to 6.5%	1.8%
	2014	226,524	17,132	13.06 to 13.25	6.7% to 7.2%	1.4%
MainStay VP Janus Henderson Balanced—Service Class	2018	$212,498	14,928	$11.41 to $15.47	(1.7%) to (1.0%)	1.6%
	2017	210,090	14,184	11.58 to 15.65	15.9% to 16.6%	1.6%
	2016	185,374	14,219	9.97 to 13.44	2.5% to 4.1%	1.7%
	2015	196,029	15,256	9.70 to 13.04	(3.0%) to 6.0%	1.6%
	2014	200,957	15,351	12.95 to 13.16	6.4% to 7.0%	1.2%
MainStay VP Large Cap Growth—Initial Class	2018	$40,215	1,473	$14.97 to $32.28	1.7% to 2.1%	0.0%
	2017	42,383	1,570	14.69 to 31.61	30.0% to 30.6%	0.0%
	2016	35,965	1,730	11.27 to 24.21	(4.1%) to (3.6%)	0.0%
	2015	43,333	2,010	11.72 to 25.12	13.2% to 14.2%	0.0%
	2014	43,622	2,100	11.22 to 24.00	8.6% to 9.1%	0.0%
MainStay VP Large Cap Growth—Service Class	2018	$150,851	7,176	$12.83 to $28.12	1.4% to 2.1%	0.0%
	2017	145,740	6,452	12.62 to 27.65	29.6% to 30.5%	0.0%
	2016	116,437	6,243	9.71 to 21.26	(4.3%) to 1.3%	0.0%
	2015	138,218	6,741	10.12 to 22.15	1.2% to 13.8%	0.0%
	2014	129,311	6,437	14.46 to 21.24	8.3% to 8.9%	0.0%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP MacKay Common Stock—Initial Class	2018	$71,852	1,715	$16.89 to $49.54	(7.6%) to (7.2%)	1.5%
	2017	87,965	1,963	18.23 to 53.36	20.6% to 21.1%	1.3%
	2016	83,946	2,304	15.08 to 44.05	7.1% to 7.6%	1.5%
	2015	88,733	2,647	14.04 to 40.94	11.3% to 12.3%	1.3%
	2014	101,939	3,079	14.14 to 41.16	12.4% to 12.9%	1.2%
MainStay VP MacKay Common Stock—Service Class	2018	$59,371	3,110	$11.55 to $26.75	(7.8%) to (7.2%)	1.4%
	2017	67,304	3,044	12.49 to 28.88	20.3% to 21.1%	1.2%
	2016	59,858	2,906	10.36 to 23.91	6.9% to 7.4%	1.3%
	2015	56,098	2,724	9.67 to 22.27	(3.3%) to 11.9%	1.1%
	2014	63,899	2,990	15.44 to 22.45	12.2% to 12.7%	1.1%
MainStay VP MacKay Convertible—Initial Class	2018	$60,695	1,909	$19.74 to $37.59	(4.1%) to (3.6%)	1.6%
	2017	71,170	2,167	20.53 to 39.01	9.9% to 10.4%	1.7%
	2016	72,730	2,466	18.62 to 35.32	10.0% to 10.5%	4.0%
	2015	75,437	2,842	16.88 to 31.96	2.7% to 3.6%	2.7%
	2014	85,042	3,106	17.39 to 32.84	6.0% to 6.5%	3.3%
MainStay VP MacKay Convertible—Service Class	2018	$178,074	10,357	$10.83 to $23.68	(4.3%) to (3.7%)	1.4%
	2017	183,988	9,423	11.29 to 24.64	9.7% to 10.4%	1.5%
	2016	164,177	8,511	10.27 to 22.36	9.2% to 10.4%	3.8%
	2015	171,982	9,498	9.33 to 20.29	(6.7%) to 3.2%	2.5%
	2014	194,321	10,174	12.23 to 20.90	5.7% to 6.3%	2.8%
MainStay VP MacKay Government—Initial Class	2018	$25,376	1,410	$12.83 to $19.79	(1.9%) to (1.5%)	2.5%
	2017	28,900	1,580	13.08 to 20.09	0.2% to 0.7%	2.6%
	2016	33,815	1,867	13.05 to 19.95	(0.8%) to (0.3%)	2.3%
	2015	36,890	2,033	13.15 to 20.01	1.4% to 2.3%	2.7%
	2014	43,688	2,381	13.33 to 20.19	2.7% to 3.2%	3.0%
MainStay VP MacKay Government—Service Class	2018	$50,946	4,579	$9.60 to $12.24	(2.1%) to (1.5%)	2.3%
	2017	54,886	4,747	9.78 to 12.46	(0.0%) to 0.6%	2.3%
	2016	67,192	5,798	9.73 to 12.40	(2.1%) to (0.5%)	2.2%
	2015	67,940	5,770	9.78 to 12.47	(1.6%) to 1.9%	2.6%
	2014	77,431	6,474	9.89 to 12.61	2.4% to 3.0%	2.8%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP MacKay Growth—Initial Class	2018	$74,664	2,617	$10.58 to $31.81	(6.0%) to (5.6%)	0.6%
	2017	88,291	2,948	11.23 to 33.69	28.0% to 28.6%	0.3%
	2016	78,895	3,455	8.75 to 26.19	(1.4%) to (1.0%)	0.2%
	2015	88,979	3,824	8.85 to 26.46	7.6% to 8.5%	0.0%
	2014	99,837	4,359	8.77 to 26.15	6.8% to 7.3%	0.6%
MainStay VP MacKay Growth—Service Class	2018	$23,956	1,212	$11.53 to $21.21	(6.2%) to (5.6%)	0.4%
	2017	30,408	1,446	12.26 to 22.51	27.7% to 28.5%	0.0%
	2016	27,370	1,636	9.58 to 17.55	(1.7%) to 3.4%	0.0%
	2015	31,321	1,827	9.72 to 17.81	(2.8%) to 8.1%	0.0%
	2014	35,037	2,047	13.35 to 17.70	6.6% to 7.1%	0.4%
MainStay VP MacKay High Yield Corporate Bond—Initial Class	2018	$162,512	4,320	$25.63 to $42.37	(3.3%) to (2.8%)	5.7%
	2017	197,007	5,104	26.43 to 43.61	4.9% to 5.4%	5.8%
	2016	223,106	6,125	25.13 to 41.38	14.1% to 14.6%	5.7%
	2015	216,783	6,848	21.97 to 36.11	(3.5%) to (2.6%)	5.7%
	2014	259,677	7,966	22.68 to 37.20	(0.1%) to 0.4%	5.5%
MainStay VP MacKay High Yield Corporate Bond—Service Class	2018	$660,186	41,350	$10.82 to $22.80	(3.5%) to (2.9%)	5.7%
	2017	749,677	43,285	11.18 to 23.53	4.6% to 5.3%	5.8%
	2016	746,954	42,334	10.66 to 22.38	8.2% to 14.4%	5.6%
	2015	708,474	44,173	9.34 to 19.57	(6.6%) to (3.0%)	5.6%
	2014	829,020	48,535	10.93 to 20.22	(0.3%) to 0.2%	5.6%
MainStay VP MacKay International Equity—Initial Class	2018	$20,188	870	$16.28 to $27.40	(13.2%) to (12.8%)	1.1%
	2017	25,824	967	18.71 to 31.42	30.2% to 30.8%	0.6%
	2016	22,035	1,074	14.34 to 24.03	(6.7%) to (6.3%)	0.8%
	2015	28,699	1,326	15.32 to 25.64	(0.4%) to 0.5%	1.0%
	2014	29,553	1,414	14.67 to 24.49	(4.4%) to (4.0%)	0.6%
MainStay VP MacKay International Equity—Service Class	2018	$81,917	5,168	$10.26 to $19.83	(13.4%) to (12.8%)	0.9%
	2017	110,235	5,879	11.82 to 22.79	29.9% to 30.7%	0.3%
	2016	92,478	6,219	9.08 to 17.47	(6.9%) to (4.0%)	0.5%
	2015	118,971	7,373	9.72 to 18.68	(2.8%) to 0.1%	0.7%
	2014	130,025	8,316	9.91 to 17.89	(4.6%) to (4.2%)	0.4%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP MacKay Mid Cap Core—Initial Class	2018	$42,380	1,398	$30.26 to $34.01	(13.6%) to (13.2%)	0.9%
	2017	58,211	1,665	34.87 to 39.37	17.0% to 17.5%	1.0%
	2016	57,944	1,946	29.68 to 33.66	9.1% to 9.6%	0.8%
	2015	61,361	2,259	27.07 to 30.84	6.2% to 7.1%	0.5%
	2014	74,946	2,618	28.50 to 32.61	12.3% to 12.8%	0.5%
MainStay VP MacKay Mid Cap Core—Service Class	2018	$138,293	6,106	$10.18 to $32.07	(13.8%) to (13.3%)	0.7%
	2017	177,186	6,098	11.78 to 37.04	16.7% to 17.4%	0.8%
	2016	172,710	6,380	10.07 to 31.60	7.5% to 9.5%	0.5%
	2015	180,771	6,999	9.23 to 28.90	(7.7%) to 6.7%	0.3%
	2014	223,022	7,947	15.69 to 30.50	12.0% to 12.6%	0.3%
MainStay VP MacKay S&P 500 Index—Initial Class	2018	$159,507	3,883	$17.82 to $49.78	(6.3%) to (5.9%)	1.4%
	2017	191,943	4,425	18.97 to 52.87	19.3% to 19.8%	1.4%
	2016	180,164	5,047	15.86 to 44.13	9.6% to 10.1%	1.6%
	2015	184,942	5,771	14.44 to 40.09	10.4% to 11.4%	1.4%
	2014	211,827	6,584	14.51 to 40.21	11.3% to 11.8%	1.4%
MainStay VP MacKay S&P 500 Index—Service Class	2018	$264,280	14,019	$11.88 to $26.02	(6.5%) to (5.9%)	1.3%
	2017	283,672	12,917	12.68 to 27.70	19.0% to 19.7%	1.3%
	2016	228,425	11,170	10.63 to 23.18	7.7% to 9.9%	1.4%
	2015	209,941	10,618	9.70 to 21.11	(3.0%) to 11.0%	1.2%
	2014	215,185	10,545	14.73 to 21.23	11.0% to 11.5%	1.3%
MainStay VP MacKay Small Cap Core—Service Class	2018	$40,471	3,675	$10.37 to $11.09	(16.9%) to (16.3%)	0.0%
	2017	53,191	4,032	12.47 to 13.25	11.6% to 12.3%	0.0%
	2016	55,792	4,737	11.18 to 11.80	11.8% to 18.0%	0.1%
MainStay VP MacKay Unconstrained Bond—Service Class	2018	$208,120	19,256	$9.95 to $11.46	(3.2%) to (2.6%)	3.1%
	2017	232,384	20,753	10.26 to 11.79	2.7% to 3.3%	2.9%
	2016	200,268	18,192	9.97 to 11.43	3.0% to 5.9%	3.3%
	2015	196,996	18,639	9.45 to 10.80	(5.5%) to (3.7%)	3.2%
	2014	169,103	15,247	10.71 to 11.25	(0.1%) to 0.3%	3.7%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Mellon Natural Resources—Initial Class	2018	$77,077	14,982	$4.91 to $8.03	(29.9%) to (29.5%)	0.0%
	2017	126,356	17,407	7.00 to 11.40	(2.5%) to (1.9%)	0.0%
	2016	152,345	20,726	7.18 to 11.64	11.0% to 41.5%	0.6%
	2015	120,735	23,260	5.11 to 8.23	(47.6%) to (39.8%)	0.4%
	2014	188,202	23,981	7.76 to 8.93	(20.3%) to (19.9%)	0.4%
MainStay VP Moderate Allocation—Service Class	2018	$338,586	24,094	$9.97 to $16.42	(10.3%) to (9.7%)	2.0%
	2017	399,747	24,824	11.09 to 18.21	12.6% to 13.3%	1.5%
	2016	374,428	25,416	9.82 to 16.10	3.8% to 4.8%	2.0%
	2015	384,063	26,536	9.40 to 15.37	(6.0%) to (0.3%)	2.2%
	2014	412,016	27,138	12.44 to 15.88	2.4% to 3.0%	2.0%
MainStay VP Moderate Growth Allocation—Service Class	2018	$396,579	27,033	$9.99 to $17.77	(12.6%) to (12.0%)	1.7%
	2017	492,066	28,754	11.41 to 20.23	16.2% to 16.9%	1.2%
	2016	443,167	29,200	9.79 to 17.33	5.3% to 5.9%	1.8%
	2015	440,301	29,759	9.28 to 16.37	(7.2%) to (1.1%)	2.1%
	2014	458,924	29,304	12.89 to 17.03	2.4% to 2.9%	1.7%
MainStay VP PIMCO Real Return—Service Class	2018	$66,449	7,214	$8.87 to $9.88	(4.5%) to (4.0%)	1.3%
	2017	71,704	7,512	9.25 to 10.30	1.4% to 2.0%	1.4%
	2016	74,376	7,974	9.08 to 10.12	(0.2%) to 3.7%	1.4%
	2015	77,587	8,626	8.77 to 9.76	(5.5%) to (3.1%)	4.0%
	2014	95,672	10,209	9.12 to 9.43	0.5% to 0.9%	0.6%
MainStay VP T. Rowe Price Equity Income—Initial Class	2018	$42,554	2,659	$15.56 to $16.05	(11.1%) to (10.7%)	2.0%
	2017	55,718	3,109	17.50 to 17.96	14.1% to 14.6%	2.1%
	2016	56,938	3,640	15.34 to 15.68	16.7% to 17.2%	1.9%
	2015	55,329	4,143	13.15 to 13.38	(3.2%) to (2.3%)	1.7%
	2014	68,620	4,721	14.37 to 14.55	5.8% to 6.2%	1.4%
MainStay VP T. Rowe Price Equity Income—Service Class	2018	$96,683	6,459	$10.75 to $15.83	(11.3%) to (10.7%)	1.7%
	2017	134,037	7,934	12.08 to 17.75	13.8% to 14.5%	1.9%
	2016	133,595	8,823	10.59 to 15.53	10.9% to 17.0%	1.7%
	2015	126,937	9,684	9.08 to 13.28	(9.2%) to (2.7%)	1.5%
	2014	157,455	10,941	14.10 to 14.47	5.5% to 6.0%	1.2%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP U.S. Government Money Market—Initial Class	2018	$113,331	64,529	$0.89 to $9.86	(0.5%) to 0.2%	1.4%
	2017	100,810	68,572	0.89 to 9.85	(1.4%) to (0.8%)	0.4%
	2016	143,043	97,479	0.90 to 9.92	(1.8%) to (0.8%)	0.0%
	2015	161,802	115,926	0.92 to 9.95	(3.6%) to (0.9%)	0.0%
	2014	152,542	113,226	0.94 to 9.30	(1.8%) to (1.3%)	0.0%
American Funds IS Asset Allocation Fund—Class 4	2018	$11,797	1,243	$9.47 to $9.51	(5.3%) to (4.9%)	2.2%
American Funds IS Blue Chip Income and Growth Fund—Class 4	2018	$15,665	1,646	$9.48 to $9.54	(10.5%) to (10.0%)	3.3%
	2017	551	52	10.59 to 10.60	5.9% to 6.0%	1.1%
American Funds IS Global Small Capitalization Fund—Class 4	2018	$7,057	667	$9.94 to $11.28	(12.4%) to (11.9%)	0.0%
	2017	6,353	537	11.34 to 12.80	23.5% to 24.1%	0.4%
	2016	2,766	296	9.19 to 10.31	0.1% to 3.1%	0.1%
	2015	1,831	199	9.18 to 9.51	(16.5%) to (16.3%)	0.0%
American Funds IS Growth Fund—Class 4	2018	$8,900	888	$9.98 to $10.04	(2.2%) to (1.7%)	0.4%
	2017	374	37	10.21 to 10.22	2.1% to 2.2%	0.1%
American Funds IS New World Fund®—Class 4	2018	$30,881	2,997	$9.58 to $11.38	(15.7%) to (15.3%)	0.7%
	2017	32,095	2,695	11.37 to 13.45	26.8% to 27.5%	0.9%
	2016	16,967	1,846	8.96 to 10.56	2.9% to 3.7%	0.7%
	2015	13,323	1,521	8.68 to 10.19	(9.7%) to (9.5%)	0.6%
	2014	4,984	544	9.15 to 9.17	(8.5%) to (8.3%)	1.9%
BlackRock® Global Allocation V.I. Fund—Class III	2018	$109,132	9,950	$9.70 to $11.96	(9.2%) to (8.7%)	0.8%
	2017	127,302	10,518	10.67 to 13.11	11.7% to 12.4%	1.3%
	2016	113,604	10,438	9.54 to 11.69	1.9% to 2.5%	1.2%
	2015	121,666	11,350	9.33 to 11.41	(6.7%) to (1.8%)	1.0%
	2014	133,983	12,158	10.85 to 11.69	0.2% to 0.6%	2.3%
BlackRock® High Yield V.I. Fund—Class III	2018	$35,396	3,358	$10.30 to $10.82	(4.6%) to (4.1%)	5.2%
	2017	34,874	3,180	10.77 to 11.27	5.2% to 5.8%	4.9%
	2016	26,148	2,529	10.22 to 10.65	6.3% to 11.4%	5.1%
	2015	18,163	1,953	9.21 to 9.49	(7.9%) to (7.8%)	4.8%
	2014	10,747	1,094	9.81 to 9.83	(1.9%) to (1.7%)	3.1%
ClearBridge Variable Appreciation Portfolio—Class II	2018	$3,150	294	$10.64 to $10.74	(3.7%) to (3.2%)	2.3%
	2017	270	24	11.05 to 11.09	10.5% to 10.9%	1.5%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	2018	$1,531	205	$7.00 to $8.75	(15.7%) to (15.2%)	0.0%
	2017	1,767	201	8.30 to 10.32	(0.1%) to 0.5%	5.7%
	2016	1,586	186	8.31 to 10.26	2.4% to 10.9%	0.0%
	2015	420	56	7.52 to 8.68	(49.8%) to (49.7%)	0.0%
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	2018	$17,268	1,666	$10.24 to $10.42	(9.0%) to (8.5%)	4.3%
	2017	12,446	1,097	11.25 to 11.39	9.8% to 10.4%	4.4%
	2016	4,262	414	10.25 to 10.85	3.0% to 9.6%	2.0%
	2015	241	26	9.39 to 9.90	(41.3%) to (41.1%)	0.0%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	2018	$33,762	1,933	$10.76 to $21.05	(19.7%) to (19.2%)	0.2%
	2017	46,780	2,081	13.36 to 26.08	11.9% to 12.6%	0.3%
	2016	52,117	2,477	11.91 to 23.19	22.8% to 31.0%	0.4%
	2015	41,152	2,505	9.12 to 17.71	(8.8%) to (6.0%)	0.6%
	2014	50,451	2,800	12.86 to 19.16	1.2% to 1.7%	0.5%
Delaware VIP® Small Cap Value Series—Service Class	2018	$1,503	177	$8.48 to $8.53	(18.4%) to (17.9%)	0.4%
	2017	70	7	10.39 to 10.40	3.9% to 4.0%	0.0%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2018	$17,480	678	$24.97 to $38.33	(2.8%) to (2.4%)	0.0%
	2017	17,753	672	25.62 to 39.44	40.0% to 40.7%	0.0%
	2016	12,365	657	18.25 to 28.16	2.8% to 3.3%	0.0%
	2015	13,976	769	17.71 to 27.40	9.3% to 10.3%	0.0%
	2014	13,374	765	16.95 to 26.29	4.9% to 5.3%	0.0%
Dreyfus IP Technology Growth Portfolio—Service Shares	2018	$87,256	3,758	$13.95 to $32.80	(3.1%) to (2.5%)	0.0%
	2017	88,682	3,307	14.36 to 33.70	39.8% to 40.7%	0.0%
	2016	57,980	2,757	10.25 to 24.00	2.5% to 5.0%	0.0%
	2015	61,660	2,873	9.98 to 23.32	(0.2%) to 9.9%	0.0%
	2014	58,080	2,763	13.34 to 22.33	4.6% to 5.1%	0.0%
DWS Alternative Asset Allocation VIP—Class B	2018	$24,785	2,615	$9.38 to $9.52	(10.9%) to (10.4%)	1.4%
	2017	11,867	1,120	10.53 to 10.63	5.2% to 5.7%	1.6%
	2016	3,557	354	10.02 to 10.05	0.2% to 0.5%	0.0%
Fidelity® VIP ContrafundSM Portfolio—Initial Class	2018	$115,517	2,644	$24.59 to $50.17	(8.1%) to (7.7%)	0.7%
	2017	141,710	3,003	26.69 to 54.34	19.6% to 20.2%	1.0%
	2016	135,457	3,468	22.25 to 45.22	6.0% to 6.5%	0.8%
	2015	148,106	4,049	20.93 to 42.45	8.6% to 9.6%	1.0%
	2014	167,877	4,568	21.13 to 42.76	9.9% to 10.4%	0.9%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
Fidelity® VIP ContrafundSM Portfolio—Service Class 2	2018	$321,912	16,606	$11.15 to $30.72	(8.4%) to (7.8%)	0.4%
	2017	384,115	16,906	12.14 to 33.39	19.4% to 20.1%	0.8%
	2016	341,037	16,273	10.14 to 27.86	5.8% to 6.3%	0.6%
	2015	347,510	16,197	9.56 to 26.24	(4.4%) to 9.1%	0.8%
	2014	362,837	15,802	14.33 to 26.51	9.6% to 10.2%	0.7%
Fidelity® VIP Emerging Markets Portfolio—Service Class 2	2018	$1,555	189	$8.22 to $8.25	(17.8%) to (17.5%)	1.0%
Fidelity® VIP Equity-IncomeSM Portfolio—Initial Class	2018	$45,408	1,619	$19.16 to $31.24	(10.0%) to (9.6%)	2.2%
	2017	57,049	1,845	21.29 to 34.55	10.8% to 11.3%	1.7%
	2016	59,192	2,136	19.21 to 31.03	15.9% to 16.4%	2.2%
	2015	58,273	2,455	16.58 to 26.66	0.6% to 1.5%	3.1%
	2014	70,378	2,808	17.58 to 28.16	6.7% to 7.2%	2.7%
Fidelity® VIP Equity-IncomeSM Portfolio—Service Class 2	2018	$88,941	4,972	$10.64 to $21.58	(10.2%) to (9.6%)	2.1%
	2017	104,417	4,913	11.82 to 23.93	10.6% to 11.3%	1.5%
	2016	106,815	5,340	10.67 to 21.54	11.5% to 16.2%	2.1%
	2015	100,803	5,710	9.21 to 18.56	(7.9%) to 1.1%	2.8%
	2014	123,979	6,529	13.88 to 19.65	6.5% to 7.0%	2.6%
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	2018	$42,044	2,630	$14.25 to $16.95	10.3% to 10.9%	0.1%
	2017	24,121	1,647	12.90 to 15.31	31.9% to 32.6%	0.1%
	2016	10,796	969	9.77 to 11.56	(1.7%) to 2.9%	0.0%
	2015	16,419	1,418	9.92 to 11.71	(0.8%) to (0.6%)	0.0%
	2014	1,247	111	11.24 to 11.27	12.4% to 12.7%	0.0%
Fidelity® VIP Mid Cap Portfolio—Service Class 2	2018	$120,951	5,445	$10.18 to $31.63	(16.3%) to (15.8%)	0.4%
	2017	164,267	5,786	12.14 to 37.65	18.3% to 19.1%	0.5%
	2016	156,939	6,075	10.23 to 31.69	9.0% to 10.5%	0.3%
	2015	161,100	6,556	9.29 to 28.73	(7.1%) to 1.5%	0.2%
	2014	190,874	7,272	13.04 to 29.63	4.1% to 4.6%	0.0%
Invesco V.I. American Value Fund—Series II Shares	2018	$10,731	947	$9.07 to $12.04	(14.4%) to (13.9%)	0.2%
	2017	13,637	1,020	10.58 to 14.01	7.8% to 8.4%	0.6%
	2016	16,259	1,294	9.80 to 12.95	11.2% to 13.7%	0.1%
	2015	12,066	1,078	8.64 to 11.39	(13.6%) to (3.4%)	0.0%
	2014	10,916	859	12.65 to 12.74	7.6% to 8.0%	0.2%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
Invesco V.I. International Growth Fund—Series II Shares	2018	$33,147	3,550	$8.79 to $10.11	(16.7%) to (16.2%)	1.9%
	2017	36,136	3,259	10.54 to 12.08	20.6% to 21.3%	1.3%
	2016	24,546	2,714	8.73 to 9.98	(3.7%) to (2.0%)	1.2%
	2015	19,175	2,075	8.93 to 10.18	(10.7%) to (10.5%)	1.5%
	2014	7,209	745	9.65 to 9.68	(3.5%) to (3.2%)	1.2%
Janus Henderson Enterprise Portfolio—Service Shares	2018	$5,640	565	$9.95 to $10.01	(2.4%) to (1.9%)	0.1%
	2017	229	22	10.19 to 10.20	1.9% to 2.0%	0.0%
Janus Henderson Global Research Portfolio—Institutional Shares	2018	$46,614	2,024	$9.68 to $25.49	(8.6%) to (8.2%)	1.1%
	2017	57,339	2,283	10.56 to 27.75	24.7% to 25.3%	0.8%
	2016	51,997	2,611	8.45 to 22.16	0.2% to 0.7%	1.1%
	2015	59,025	3,000	8.41 to 22.01	1.2% to 2.1%	0.7%
	2014	67,675	3,317	8.75 to 22.85	5.5% to 6.0%	1.1%
Janus Henderson Global Research Portfolio—Service Shares	2018	$30,362	1,809	$10.26 to $19.26	(8.8%) to (8.2%)	1.0%
	2017	36,427	1,923	11.22 to 21.02	24.4% to 25.2%	0.7%
	2016	31,889	2,038	9.00 to 16.83	(0.0%) to 1.9%	0.9%
	2015	38,844	2,461	8.98 to 16.76	(10.2%) to 1.7%	0.5%
	2014	40,620	2,435	12.53 to 17.44	5.2% to 5.7%	1.0%
MFS® International Value Portfolio—Service Class	2018	$9,318	922	$10.04 to $10.13	(11.3%) to (10.8%)	1.0%
	2017	2,250	198	11.32 to 11.36	13.2% to 13.6%	0.8%
MFS® Investors Trust Series—Initial Class	2018	$7,081	342	$17.79 to $28.71	(7.2%) to (6.8%)	0.6%
	2017	8,605	387	19.13 to 30.95	21.1% to 21.6%	0.7%
	2016	7,974	438	15.76 to 25.56	6.6% to 7.1%	0.9%
	2015	8,205	485	14.74 to 23.98	7.2% to 8.2%	0.9%
	2014	9,597	560	14.95 to 24.37	9.0% to 9.5%	0.9%
MFS® Investors Trust Series—Service Class	2018	$40,011	2,685	$11.56 to $25.89	(7.4%) to (6.8%)	0.5%
	2017	35,483	2,019	12.46 to 27.86	20.8% to 21.6%	0.6%
	2016	22,698	1,358	10.29 to 22.98	5.9% to 6.9%	0.6%
	2015	18,540	1,050	9.66 to 21.52	(3.4%) to 7.7%	0.7%
	2014	15,349	780	14.71 to 21.84	8.7% to 9.2%	0.8%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MFS® Research Series—Initial Class	2018	$8,693	380	$15.68 to $25.92	(5.9%) to (5.7%)	0.7%
	2017	10,283	427	16.67 to 27.50	21.4% to 21.7%	1.3%
	2016	9,613	491	13.73 to 26.18	6.7% to 7.2%	0.8%
	2015	10,337	566	12.83 to 24.53	7.1% to 8.0%	0.7%
	2014	11,653	634	12.93 to 24.79	8.2% to 8.7%	0.8%
MFS® Research Series—Service Class	2018	$19,556	1,087	$11.70 to $28.62	(6.4%) to (5.8%)	0.5%
	2017	16,038	665	12.47 to 30.43	20.8% to 21.6%	1.1%
	2016	14,216	687	10.29 to 25.07	5.4% to 7.1%	0.6%
	2015	11,786	586	9.64 to 23.44	(3.6%) to 7.6%	0.5%
	2014	12,887	620	14.53 to 23.64	7.9% to 8.5%	0.6%
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II	2018	$18,762	1,762	$9.27 to $11.16	(9.6%) to (9.1%)	2.5%
	2017	25,927	2,184	10.23 to 12.29	1.1% to 1.6%	1.3%
	2016	33,236	2,793	10.09 to 12.11	0.9% to 5.2%	1.1%
	2015	31,971	2,794	10.12 to 11.52	1.2% to 28.4%	1.2%
	2014	33,767	2,954	11.38 to 11.46	27.2% to 27.7%	1.2%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	2018	$1,235	48	$24.58 to $35.14	(8.1%) to (7.7%)	0.0%
	2017	1,501	54	26.63 to 38.10	23.0% to 23.6%	0.0%
	2016	1,360	60	21.55 to 30.85	2.5% to 2.9%	0.0%
	2015	1,817	83	20.94 to 29.98	5.0% to 5.9%	0.0%
	2014	1,948	89	20.97 to 30.04	5.6% to 6.1%	0.0%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	2018	$59,200	3,122	$10.78 to $31.29	(8.3%) to (7.7%)	—
	2017	68,239	3,111	11.73 to 33.97	22.3% to 23.1%	—
	2016	54,218	2,726	9.57 to 27.67	2.3% to 5.6%	0.0%
	2015	64,660	2,943	9.33 to 26.95	(6.7%) to 5.5%	0.0%
	2014	47,261	2,012	13.73 to 27.08	5.3% to 5.9%	0.0%
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	2018	$82,235	7,635	$10.40 to $11.26	0.2% to 0.8%	1.2%
	2017	81,154	7,543	10.36 to 11.19	0.9% to 1.4%	5.0%
	2016	68,889	6,413	10.25 to 11.04	2.5% to 5.0%	1.4%
	2015	49,716	4,786	9.79 to 10.52	(2.1%) to (1.9%)	3.6%
	2014	20,154	1,895	10.62 to 10.64	1.1% to 1.4%	1.0%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
PIMCO VIT Low Duration Portfolio—Advisor Class	2018	$20,579	2,093	$9.75 to $9.89	(1.5%) to (1.0%)	1.8%
	2017	19,944	2,005	9.89 to 9.99	(0.5%) to 0.0%	1.2%
	2016	8,013	804	9.94 to 9.98	(0.6%) to (0.2%)	0.8%
PIMCO VIT Total Return Portfolio—Advisor Class	2018	$87,333	8,623	$9.98 to $10.30	(2.4%) to (1.8%)	2.4%
	2017	79,494	7,681	10.20 to 10.50	3.0% to 3.6%	1.9%
	2016	60,910	6,066	9.89 to 10.16	(0.6%) to 1.3%	1.9%
	2015	43,096	4,320	9.80 to 10.03	(2.0%) to (1.8%)	5.7%
	2014	15,706	1,551	10.11 to 10.14	6.2% to 6.4%	2.1%
Victory VIF Diversified Stock Fund—Class A Shares	2018	$11,175	636	$10.42 to $19.57	(14.9%) to (14.3%)	0.4%
	2017	15,474	748	12.21 to 22.89	24.1% to 25.0%	0.7%
	2016	13,879	802	9.81 to 18.36	2.0% to 3.4%	1.0%
	2015	16,546	966	9.59 to 17.92	(4.1%) to 3.9%	0.6%
	2014	23,158	1,283	14.31 to 18.75	8.2% to 8.7%	0.9%
Not all Investment Divisions are available under all policies.
Charges and fees levied by NYLIAC are disclosed in Note 3.
Expenses as a percent of average variable accumulation value are 1.20% to 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
________________

[1]
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Policyowners of NYLIAC Variable Annuity Separate Account-III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment divisions of NYLIAC Variable Annuity Separate Account-III indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions in the NYLIAC Variable Annuity Separate Account-III as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

MainStay VP Absolute Return Multi-Strategy Portfolio-Service Class (1)	MainStay VP MacKay Government-Initial Class (1)	Columbia Variable Portfolio-Emerging Markets Bond Fund-Class 2 (1)
MainStay VP Balanced-Service Class (1)	MainStay VP MacKay Government-Service Class (1)	Columbia Variable Portfolio-Small Cap Value Fund-Class 2 (1)
MainStay VP Bond-Initial Class (1)	MainStay VP MacKay Growth-Initial Class (1)	Delaware VIP® Small Cap Value Series-Service Class (5)
MainStay VP Bond-Service Class (1)	MainStay VP MacKay Growth-Service Class (1)	Dreyfus IP Technology Growth Portfolio-Initial Shares (1)
MainStay VP Conservative Allocation-Service Class (1)	MainStay VP MacKay High Yield Corporate Bond-Initial Class (1)	Dreyfus IP Technology Growth Portfolio-Service Shares (1)
MainStay VP Cushing® Renaissance Advantage-Service Class (1)	MainStay VP MacKay High Yield Corporate Bond-Service Class (1)	DWS Alternative Asset Allocation VIP-Class B (1)
MainStay VP Eagle Small Cap Growth-Initial Class (1)	MainStay VP MacKay International Equity-Initial Class (1)	Fidelity® VIP ContrafundSM Portfolio-Initial Class (1)
MainStay VP Eagle Small Cap Growth-Service Class (1)	MainStay VP MacKay International Equity-Service Class (1)	Fidelity® VIP ContrafundSM Portfolio-Service Class 2 (1)
MainStay VP Emerging Markets Equity-Initial Class (1)	MainStay VP MacKay Mid Cap Core-Initial Class (1)	Fidelity® VIP Emerging Markets Portfolio-Service Class 2 (2)
MainStay VP Emerging Markets Equity-Service Class (1)	MainStay VP MacKay Mid Cap Core-Service Class (1)	Fidelity® VIP Equity-IncomeSM Portfolio-Initial Class (1)
MainStay VP Epoch U.S. Equity Yield-Initial Class (1)	MainStay VP MacKay S&P 500 Index-Initial Class (1)	Fidelity® VIP Equity-IncomeSM Portfolio-Service Class 2 (1)
MainStay VP Epoch U.S. Equity Yield-Service Class (1)	MainStay VP MacKay S&P 500 Index-Service Class (1)	Fidelity® VIP Growth Opportunities Portfolio-Service Class 2 (1)
MainStay VP Epoch U.S. Small Cap-Initial Class (1)	MainStay VP MacKay Small Cap Core-Service Class (1)	Fidelity® VIP Mid Cap Portfolio-Service Class 2 (1)
MainStay VP Epoch U.S. Small Cap-Service Class (1)	MainStay VP MacKay Unconstrained Bond-Service Class (1)	Invesco V.I. American Value Fund-Series II Shares (1)
MainStay VP Fidelity Institutional AM® Utilities-Initial Class (1)	MainStay VP Mellon Natural Resources-Initial Class (1)	Invesco V.I. International Growth Fund-Series II Shares (1)
MainStay VP Fidelity Institutional AM® Utilities-Service Class (1)	MainStay VP Moderate Allocation-Service Class (1)	Janus Henderson Enterprise Portfolio-Service Shares (5)
MainStay VP Floating Rate-Service Class (1)	MainStay VP Moderate Growth Allocation-Service Class (1)	Janus Henderson Global Research Portfolio-Institutional Shares (1)
MainStay VP Growth Allocation-Service Class (1)	MainStay VP PIMCO Real Return-Service Class (1)	Janus Henderson Global Research Portfolio-Service Shares (1)
MainStay VP Income Builder-Initial Class (1)	MainStay VP T. Rowe Price Equity Income-Initial Class (1)	MFS® International Value Portfolio-Service Class (4)

Report of Independent Registered Public Accounting Firm (Continued)

MainStay VP Income Builder-Service Class (1)	MainStay VP T. Rowe Price Equity Income-Service Class (1)	MFS® Investors Trust Series-Initial Class (1)
MainStay VP Indexed Bond-Service Class (4)	MainStay VP U.S. Government Money Market-Initial Class (1)	MFS® Investors Trust Series-Service Class (1)
MainStay VP IQ Hedge Multi-Strategy-Service Class (3)	American Funds IS Asset Allocation Fund-Class 4 (2)	MFS® Research Series-Initial Class (1)
MainStay VP Janus Henderson Balanced-Initial Class (1)	American Funds IS Blue Chip Income and Growth Fund-Class 4 (5)	MFS® Research Series-Service Class (1)
MainStay VP Janus Henderson Balanced-Service Class (1)	American Funds IS Global Small Capitalization Fund-Class 4 (1)	Morgan Stanley VIF U.S. Real Estate Portfolio-Class II (1)
MainStay VP Large Cap Growth-Initial Class (1)	American Funds IS Growth Fund-Class 4 (5)	Neuberger Berman AMT Mid Cap Growth Portfolio-Class I (1)
MainStay VP Large Cap Growth-Service Class (1)	American Funds IS New World Fund®-Class 4 (1)	Neuberger Berman AMT Mid Cap Growth Portfolio-Class S (1)
MainStay VP MacKay Common Stock-Initial Class (1)	BlackRock® Global Allocation V.I. Fund-Class III (1)	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)-Advisor Class (1)
MainStay VP MacKay Common Stock-Service Class (1)	BlackRock® High Yield V.I. Fund-Class III (1)	PIMCO VIT Low Duration Portfolio-Advisor Class (1)
MainStay VP MacKay Convertible-Initial Class (1)	ClearBridge Variable Appreciation Portfolio-Class II (4)	PIMCO VIT Total Return Portfolio-Advisor Class (1)
MainStay VP MacKay Convertible-Service Class (1)	Columbia Variable Portfolio-Commodity Strategy Fund-Class 2 (1)	Victory VIF Diversified Stock Fund-Class A Shares (1)

(1) Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the years ended December 31, 2018 and 2017
(2) Statement of operations and statement of changes in net assets for the period May 1, 2018 (commencement of operations) through December 31, 2018
(3) Statement of operations and statement of changes in net assets for the period November 30, 2018 (commencement of operations) through December 31, 2018
(4) Statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the year ended December 31, 2018 and the period May 1, 2017 (commencement of operations) through December 31, 2017

(5) Statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the year ended December 31, 2018 and the period November 13, 2017 (commencement of operations) through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on the financial statements of each of the investment divisions in the NYLIAC Variable Annuity Separate Account-III based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment divisions in the NYLIAC Variable Annuity Separate Account-III in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

Report of Independent Registered Public Accounting Firm (Continued)
regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 21, 2019

We have served as the auditor of one or more of the investment divisions in NYLIAC Variable Annuity Separate Account-III since 1995.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly-owned subsidiary of
New York Life Insurance Company)

FINANCIAL STATEMENTS
(STATUTORY BASIS)

December 31, 2018, 2017 and 2016

Report of Independent Auditors

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying statutory financial statements of New York Life Insurance and Annuity Corporation (the “Company”), which comprise the statutory statements of financial position as of December 31, 2018 and 2017, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware State Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware State Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware State Insurance Department described in Note 2.

Emphasis of Matter

As disclosed in Note 11 to the financial statements, the Company has entered into significant related party transactions with New York Life Insurance Company and its affiliates. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental schedules of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

March 13, 2019

2

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2018	2017
	(in millions)
Assets
Bonds	$84,920	$82,299
Common and preferred stocks	1,327	1,406
Mortgage loans	14,210	13,657
Policy loans	894	867
Limited partnerships and other invested assets	1,320	1,271
Cash, cash equivalents and short-term investments	1,891	2,211
Other investments	479	326
Total cash and invested assets	105,041	102,037
Investment income due and accrued	712	692
Interest in annuity contracts	8,673	8,229
Other assets	566	607
Separate accounts assets	38,466	41,286
Total assets	$153,458	$152,851
Liabilities, capital and surplus
Liabilities:
Policy reserves	94,131	86,310
Deposit funds	1,308	1,176
Policy claims	244	198
Separate accounts transfers due and accrued	(916)	(993)
Obligations under structured settlement agreements	8,673	8,229
Amounts payable under security lending agreements	676	675
Other liabilities	973	1,426
Funds held under coinsurance - affiliated	—	4,015
Interest maintenance reserve	106	154
Asset valuation reserve	1,213	1,189
Separate accounts liabilities	38,464	41,285
Total liabilities	144,872	143,664
Capital and Surplus:
Capital stock - par value $10,000
(20,000 shares authorized,
2,500 issued and outstanding)	25	25
Gross paid in and contributed surplus	3,928	3,928
Unassigned surplus	4,633	5,234
Total capital and surplus	8,586	9,187

Total liabilities, capital and surplus	$153,458	$152,851

See accompanying notes to financial statements.
3

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Income
Premiums	$12,301	$13,392	$12,770
Net investment income	4,075	3,934	3,795
Other income	920	900	862
Total income	17,296	18,226	17,427
Benefits and expenses
Benefit payments:
Death benefits	676	463	394
Annuity benefits	3,003	2,799	2,555
Surrender benefits	8,044	6,266	5,805
Other benefit payments	80	60	44
Total benefit payments	11,803	9,588	8,798
Additions to policy reserves	7,626	5,855	5,564
Net transfers to (from) separate accounts	(210)	240	297
Adjustment in funds withheld	(3,886)	189	179
Operating expenses	1,474	1,487	1,420
Total benefits and expenses	16,807	17,359	16,258
Gain from operations before federal and foreign income taxes	489	867	1,169
Federal and foreign income taxes	214	249	279
Net gain from operations	275	618	890
Net realized capital gains (losses), after taxes and transfers to interest maintenance reserve	(8)	34	(112)
Net income	$267	$652	$778

See accompanying notes to financial statements.
4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Capital and surplus, beginning of year	$9,187	$8,725	$8,146
Net income	267	652	778
Change in net unrealized capital gains on investments	(73)	100	32
Change in nonadmitted assets	(160)	408	(91)
Change in reserve valuation basis	—	—	(72)
Change in asset valuation reserve	(24)	(137)	(121)
Change in net deferred income tax	153	(282)	54
Dividends to stockholder	(600)	(275)	—
Prior period correction	(169)	—	—
Other adjustments, net	5	(4)	(1)
Capital and surplus, end of year	$8,586	$9,187	$8,725

See accompanying notes to financial statements.
5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Cash flows from operating activities:
Premiums received	$12,279	$13,378	$12,765
Net investment income received	3,783	3,585	3,518
Other	910	899	851
Total received	16,972	17,862	17,134
Benefits and other payments	11,644	9,478	8,783
Net transfers to separate accounts	(293)	302	336
Operating expenses	1,396	1,590	1,379
Federal income taxes	269	288	254
Total paid	13,016	11,658	10,752
Net cash from operating activities	3,956	6,204	6,382
Cash flows from investing activities:
Proceeds from investments sold	2,888	5,287	4,257
Proceeds from investments matured or repaid	10,107	10,985	10,048
Cost of investments acquired	(16,388)	(21,925)	(20,896)
Net change in policy loans	(29)	—	5
Net cash from investing activities	(3,422)	(5,653)	(6,586)
Cash flows from financing and miscellaneous activities:
Dividends to stockholder	(600)	(275)	—
Other miscellaneous uses	(254)	12	(164)
Net cash from financing and miscellaneous activities	(854)	(263)	(164)
Net increase (decrease) in cash, cash equivalents and short-term investments	(320)	288	(368)
Cash, cash equivalents and short-term investments, beginning of year	2,211	1,923	2,291
Cash, cash equivalents and short-term investments, end of year	$1,891	$2,211	$1,923

See accompanying notes to financial statements.
6

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS (supplemental)

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Supplemental disclosures of cash flow information:
Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Exchange/conversion of bonds to bonds	$563	$336	$418
Capitalized interest on bonds	$136	$136	$143
Depreciation/amortization on fixed assets	$73	$73	$71
Merger/exchange/spinoff of equity investment to equity investment	$19	$26	$13
Transfer of bond investment to other invested assets	$17	$26	$—
Capitalized interest on mortgage loans	$2	$24	$5
Exchange of bonds to stocks	$2	$12	$88
Transfer of mortgage loans to other invested assets	$—	$23	$—
Transfer of other invested assets to stocks	$—	$—	$51
Bond to be announced commitments - purchased/sold	$—	$94	$903
Other	$14	$28	$27

See accompanying notes to financial statements.
7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly-owned subsidiary of New York Life Insurance Company)
NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2018, 2017 and 2016
NOTE 1 - NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (“the Company”), domiciled in the State of Delaware, is a direct, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its life and annuity business and its investment management activities. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 states of the United States of America and the District of Columbia, primarily through New York Life’s career agency force, with certain products also marketed through independent brokers, brokerage general agents and banks.

NOTE 2 - BASIS OF PRESENTATION

The accompanying financial statements have been prepared using accounting practices prescribed or permitted by the Delaware State Insurance Department (“DSID” or “statutory accounting practices”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The DSID recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial position and results of operations of an insurance company and for determining its solvency under the Delaware State Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted practices.

Prior Period Correction

The Company determined that it understated reserves dating back to 2014 for a fixed deferred annuity product with guaranteed income benefits. Management evaluated the adjustment and concluded that while the Company's reserves in prior periods were understated, this item was not material to any previously reported annual financial statements. As a result, the Company recorded a prior period correction to reduce surplus by $169 million in 2018, reflecting the cumulative impact for the years 2017 and prior.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from those estimates.
Bonds

Bonds other than loan-backed and structured securities are stated at amortized cost using the interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Refer to Note 9 - Fair Value Measurements, for a discussion of the valuation approach and methods for bonds.

8

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

SVO-Identified bond Exchange Traded Funds ("ETFs") are stated at fair value and reported as bonds. Refer to Note 9 - Fair Value Measurements, for discussion on the valuation approach and methods for bonds.

Loan-backed and structured securities, which are included in bonds, are valued at amortized cost using the interest method including current assumptions of projected cash flows. Loan-backed and structured securities in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Amortization of premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. Projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality loan-backed and structured securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For loan-backed and structured securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (e.g., interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

All acquisitions of securities are recorded in the financial statements on a trade date basis except for the acquisitions of private placement bonds, which are recorded on the funding date.

Preferred Stocks

Preferred stocks in “good standing” (NAIC designation of 1 to 3) are valued at amortized cost. Preferred stocks “not in good standing” (NAIC designation of 4 to 6) are valued at the lower of amortized cost or fair value. Refer to Note 9 - Fair Value Measurements, for a discussion of the valuation approach and methods for preferred stocks.

Common Stocks

Common stocks include the Company’s investments in unaffiliated stocks which are carried at fair value. Unrealized gains and losses are reflected in surplus, net of deferred taxes. Refer to Note 9 - Fair Value Measurements, for a discussion of the valuation approach and methods for common stocks.

Other than Temporary Impairments

The cost basis of bonds and equity securities is adjusted for impairments in value that are deemed to be other than temporary. An other-than-temporary loss is recognized in net income when it is anticipated that the amortized cost will not be recovered. Factors considered in evaluating whether a decline in value is other than temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; (3) the financial condition and near-term prospects of the issuer; and (4) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value.

When a bond (other than loan-backed and structured securities), preferred stock or common stock is deemed other-than-temporarily impaired, the difference between the investments’ amortized cost and its fair value is recognized as a realized loss and reported in net income if the loss is credit related, or deferred in the interest maintenance reserve ("IMR") if interest related for bonds.

For loan-backed and structured securities, the entire difference between the security’s amortized cost and its fair value is recognized in net income only when the Company (1) has the intent to sell the security or (2) it does not have the intent and ability to hold the security to recovery. If neither of these two conditions exists, a realized loss is recognized in net income for the difference between the amortized cost basis of the security and the net present value of projected future cash flows expected to be collected. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the loan-backed or structured security prior to impairment.

9

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

The determination of cash flow estimates in the net present value calculation is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment ("OTTI"), the impaired bond security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted (or amortized) into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts, premiums, deferred origination fees, and specific valuation allowances, and are collateralized. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral as an unrealized loss in surplus, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is estimated by performing an internal or external current appraisal. If impairment is deemed to be other-than-temporary, which can include a loan modification that qualifies as a troubled debt restructuring (“TDR”), a direct write-down is recognized as a realized loss reported in net income, and a new cost basis for the individual mortgage loan, which is equal to the fair value of the collateral, less costs to obtain and sell, is established. Refer to Note 9 - Fair Value Measurements, for a discussion of the valuation approach and methods for mortgage loans.

The Company accrues interest income on mortgage loans to the extent it is deemed collectible. The Company places loans on non-accrual status, and ceases to recognize interest income when management determines that the collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on mortgage loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a determination is made that the principal will not be collected, the interest payment received is used to reduce the principal balance. If a mortgage loan has any investment income due and accrued that is 90 days past due and collectible, the investment income will continue to accrue but all accrued interest related to the mortgage loan is reported as a nonadmitted asset, until such time that it has been paid or is deemed uncollectible.

Real Estate

Real estate includes properties that are directly-owned real estate properties and real estate property investments that are directly and wholly-owned through a limited liability company and meet certain criteria. Real estate held for the production of income are stated at cost less accumulated depreciation and encumbrances. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less encumbrances and estimated costs to sell, which may result in an OTTI recognized as a realized loss in net income. Depreciation of real estate held for the production of income is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful life.

10

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Loans

Policy loans are stated at the aggregate balance due. The excess of the unpaid balance of a policy loan that exceeds the cash surrender value is nonadmitted.

Limited Partnerships and Limited Liability Companies

Limited partnerships and limited liability companies which have admissible audits are carried at the underlying audited equity of the investee. The financial statements of equity method investees are usually not received sufficiently timely for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a one to three-month lag.

The new cost basis of an impaired limited partnership is not adjusted for subsequent increases in the underlying audited equity of the investee. The Company nonadmits the entire investment when an admissible audit is not performed. Dividends and distributions from limited partnerships and limited liability companies, other than those deemed a return of capital, are recorded in net investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes.

Low-Income Housing Tax Credit (“LIHTC”) investments, which are included in limited partnerships and other invested assets, are recorded at proportional amortized cost and include remaining unfunded commitments. The carrying value of the investment is amortized into income in proportion to the actual and projected future amounts of tax credits and deductible losses. The amortization is recorded through net investment income.

Derivative Instruments

Derivative instruments that qualify and are designated for hedge accounting IMR are transferred to the IMR, net of taxes.

Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income for hedges of fixed income securities, other income for hedges of liabilities, and net realized capital gains and losses for hedges of net investments in foreign operations. Net realized gains and losses are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item and when subject to the IMR, are transferred to the IMR, net of taxes.

Derivative instruments that do not qualify or are not designated for hedge accounting are carried at fair value and changes in fair value are recorded in surplus as unrealized gains and losses, net of deferred taxes. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income for hedges of fixed income securities and other income for hedges of liabilities and net realized capital gains and losses for hedges of foreign net investments and credit default swaps. Upon termination or maturity the gains or losses on these contracts are recognized in net realized capital gains and losses, net of taxes. Realized gains or losses on terminated or matured derivatives, which are subject to the IMR, are transferred to the IMR, net of taxes.
Cash, Cash Equivalents and Short-term Investments

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments that have original maturities of three months or less at date of purchase and are carried at amortized cost. Cash and cash equivalents also include money market mutual funds which are stated at fair value. Short-term investments consist of securities with remaining maturities of one year or less, but greater than three months at the time of acquisition and are carried at amortized cost, which approximates fair value.

11

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Asset Valuation Reserve

The asset valuation reserve ("AVR") is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales (net of taxes) of bonds, preferred stocks mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses (net of taxes) on terminated interest rate related derivatives which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged using the grouped method. An interest related other-than-temporary impairment occurs when the Company has the intent to sell an investment, at the reporting date, before recovery of the cost of the investment. For loan-backed and structured securities, the non-interest related other-than-temporary impairment is booked to the AVR, and the interest related portion to the IMR.
Loaned Securities and Repurchase Agreements
The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability in amounts payable under security lending agreements. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets sold. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income which is earned over the life of the agreement. The liability for repurchasing the assets is included in other liabilities.

The Company enters into tri-party reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities held as collateral is monitored daily and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in cash, cash equivalents and short-term investments.
Premiums and Related Expenses
Life premiums are recognized as revenue when due. Annuity considerations are recognized as revenue when received. Commissions and other costs associated with acquiring new business are charged to operations as incurred. Amounts received or paid under deposit type contracts without mortality or morbidity risk are not reported as income or benefits but are recorded directly as an adjustment to the liability for deposit funds.
Net Investment Income
Income from investments, including amortization of premium, accrual of discount and similar items, is recorded within net investment income, unless otherwise stated herein.

12

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Reserves
Policy reserves are based on mortality tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractual benefits. The Company holds reserves greater than those developed under the minimum statutory reserving rules when the valuation actuary determines that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The valuation actuary monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves. Refer to Note 12 - Insurance Liabilities, for discussion of reserves in excess of minimum NAIC requirements.
Federal Income Taxes
Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus (except for the net deferred tax asset related to unrealized gains, which is included in unrealized gains and losses). Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance, if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company is a member of an affiliated group, which files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. This tax allocation agreement provides that the Company computes its share of the consolidated tax provision or benefit, in general, on a separate company basis, and may, where applicable, include the tax benefits of operating or capital losses utilizable in the New York Life's consolidated returns. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated tax return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years.

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law, making significant changes to the U.S. Internal Revenue Code ("IRC").

On February 8, 2018, the NAIC issued Interpretation 18-01 ("INT 18-01") to address the reporting and updating of estimates that companies are required to reflect as various accounting adjustments in their financial statements as a result of the TCJA. This guidance provides that, although some accounting computations may be considered complete, other accounting computations or assessments may be considered incomplete when the financial statements are filed. As such, for those items which are incomplete but for which a reasonable estimate can be made, those amounts should be recorded as provisional in the financial statements not to extend beyond one year of the TCJA enactment date of December 22, 2017. See Note 16 - Income Taxes for additional information on the TCJA and the INT 18-01 provisional amounts.
Separate Accounts
The Company has established both non-guaranteed and guaranteed separate accounts with varying investment objectives which are segregated from the Company’s general account and are maintained for the benefit of separate accounts policyholders. Assets held in non-guaranteed separate accounts are stated at market value. Assets held in guaranteed separate accounts are carried at the same basis as the general account up to the value of policyholder reserves and at fair value thereafter.

13

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

The liability for separate accounts represents policyholders’ interests in the separate accounts assets, excluding liabilities representing due and accrued transfers to the general account. The liability for non-guaranteed separate accounts represents policyholders’ interests in the separate accounts assets, including accumulated net investment income and realized and unrealized gains and losses on those assets. For the guaranteed separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.
Other Assets and Liabilities
Other assets primarily consist of net DTAs and other receivables.

Other liabilities primarily consist of payable to parent, derivative liabilities, amounts payable for undelivered securities and reinsurance payables.
Nonadmitted Assets
Under statutory accounting practices, certain assets are designated as nonadmitted assets and are not included in the accompanying Statutory Statements of Financial Position since these assets are not permitted by the DSID to be taken into account in determining the Company’s financial condition.

Nonadmitted assets typically include agents’ debit balances, DTAs not realizable within three years, and receivables over ninety days past due. Changes to nonadmitted assets are reported as a direct adjustment to surplus in the accompanying Statutory Statements of Changes in Surplus.
Fair Value of Financial Instruments and Insurance Liabilities
Fair value of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of investments held is reported in Note 6 - Investments. Fair values for derivative instruments are included in Note 7 - Derivative Instruments and Risk Management. Fair values for insurance liabilities are reported in Note 12 - Insurance Liabilities. The aggregate fair value of all financial instruments summarized by type is included in Note 9 - Fair Value Measurements.
Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

At the inception of a guarantee, the Company recognizes an initial liability at fair value for the obligations it has undertaken, regardless of the probability of performance under the guarantee.
Foreign Currency Transactions
For foreign currency items, income and expenses are translated at the average exchange rate for the period, while assets and liabilities are translated using the spot rate in effect at the date of the statements. Changes in the asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses in surplus until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized capital gains and losses are reversed, and the foreign exchange gain or loss for the entire holding period is recorded as a realized capital gain or loss in net income.

14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

The Company is exposed to an array of risks, including, but not limited to, regulatory actions, financial risk, risks associated with its investments and operational risk, including cyber security.

The Company is regulated by the insurance departments of the states and territories where it is licensed to do business. Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any administrative or legislative proposals, at either the federal or state level, will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The Company's insurance liabilities and assets under management are exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable products. Furthermore, the level of sales of the Company’s insurance and investment products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing products.

The Company is exposed to the risks normally associated with an investment portfolio, which include interest rate, liquidity, credit and counterparty risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, reviewing and monitoring credit risk, and by devoting significant resources to develop and periodically update its risk management policies and procedures.

The Company relies on technology systems and solutions to conduct business and to retain, store and manage confidential information. The failure of the Company’s technology systems and solutions, or those of a vendor, for any reason has the potential to disrupt its operations, result in the loss of customer business, damage the Company’s reputation, and expose the Company to litigation and regulatory action, all of which could adversely impact its profitability.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Changes in Accounting Principles

Accounting changes adopted to conform to the provisions of NAIC SAP or other state prescribed accounting practices are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is generally reported as an adjustment to unassigned surplus in the period of the change in accounting principle. Generally, the cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. There were no significant accounting changes in 2018 or 2017.

In 2017, the NAIC adopted revisions to Statement of Statutory Accounting Practice ("SSAP") 37 “Mortgage Loans.” The revisions clarify the types of mortgage loan transactions that qualify for accounting and reporting under SSAP 37 in instances where the reporting entity is not the only lender in a mortgage loan transaction. The revisions also incorporate additional disclosures. The adoption of these revisions did not have an impact on the Company’s statement of financial positions or results of operations. New disclosures related to the adoption of this guidance are included in Note 6 - Investments.

In 2016, the NAIC adopted revisions to SSAP 103 “Transfers and Servicing of Financial Assets.” The revisions incorporate new required disclosures for repurchase and reverse repurchase transactions with an effective date of December 31, 2017. New disclosures related to the adoption of this guidance are included in Note 6 - Investments.

15

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS (continued)

Future Adoption of New Accounting Pronouncement
In 2016, the NAIC announced that enough states had passed the new standard valuation law to make the Principle Based Reserving ("PBR") valuation manual operative for individual life products. Under PBR, companies will hold reserves at the higher of the three basis; a) the formulaic reserve using prescribed factors or b) the reserve computed under a single economic scenario using justified company experience assumptions which consists of mortality, expenses and policyholder behavior among other assumptions or c) the reserve based on a wide range of future economic conditions using justified company experience assumptions which consists of mortality, expenses and policyholder behavior among other assumptions. Products passing certain specified exclusion tests may be exempt from the calculation of reserves under b) and/or c) above. Insurers are allowed to voluntarily adopt the new standard on a prospective basis to insurance policies issued on or after January 1, 2017. The new standard is mandatory for policies issued on or after January 1, 2020. The Company is assessing the impact of this guidance on its financial statements.

NOTE 6 - INVESTMENTS

Bonds
The carrying value and estimated fair value of bonds at December 31, 2018 and 2017, by maturity, were as follows (in millions):

	2018		2017
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Due in one year or less	$4,523	$4,540	$3,759	$3,804
Due after one year through five years	24,938	24,904	23,810	24,349
Due after five years through ten years(1)	31,247	30,718	30,750	31,508
Due after ten years	24,212	24,376	23,980	25,610
Total	$84,920	$84,538	$82,299	$85,271
(1) Includes an affiliated bond issued by Madison Capital Funding LLC (“MCF”). Refer to Note 11 - Related Party Transactions for a more detailed discussion of related party investments.

Corporate bonds are shown based on contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and asset-backed securities ("ABS") are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

In addition to the information disclosed above, short-term investments with a carrying value of $8 million and $15 million at December 31, 2018 and 2017, respectively, and cash equivalents with a carrying value of $2,056 million and $2,280 million at December 31, 2018 and 2017, respectively are due in one year or less. Carrying value approximates fair value for these investments.

16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

At December 31, 2018 and 2017, the distribution of gross unrealized gains and losses on bonds were as follows (in millions):

	2018
	Carrying Value	Unrealized Gains	Unrealized Losses	Estimated Fair Value
U.S. governments	$5,731	$194	$135	$5,790
All other governments	314	22	2	334
U.S. special revenue and special assessment	15,451	585	280	15,756
Industrial and miscellaneous unaffiliated	61,515	787	1,554	60,748
Parent, subsidiaries, and affiliates	1,909	1	—	1,910
Total	$84,920	$1,589	$1,971	$84,538

	2017
	Carrying Value	Unrealized Gains	Unrealized Losses	Estimated Fair Value
U.S. governments	$6,161	$280	$84	$6,357
All other governments	298	29	1	326
U.S. special revenue and special assessment	14,664	843	128	15,379
Industrial and miscellaneous unaffiliated	59,301	2,194	276	61,219
Parent, subsidiaries, and affiliates	1,875	115	—	1,990
Total	$82,299	$3,461	$489	$85,271

Common and Preferred Stocks

The carrying value of and change in unrealized gains (losses) generated by common and preferred stocks at December 31, 2018, 2017 and 2016 were as follows (in millions):

	2018		2017		2016
	Carrying Value	Change in Unrealized Gains (Losses)	Carrying Value	Change in Unrealized Gains (Losses)	Carrying Value	Change in Unrealized Gains (Losses)
Common stocks	$1,315	$(142)	$1,393	$117	$1,079	$46
Preferred stocks	12	—	13	—	11	—
Total	$1,327	$(142)	$1,406	$117	$1,090	$46
Mortgage Loans
The Company’s mortgage loans are diversified by property type, location and borrower, and are collateralized. The maximum and minimum lending rates for new commercial mortgage loans funded during 2018 were 8.4% and 3.4% and funded during 2017 were 10.6% and 2.6%, respectively. The maximum percentage of any one commercial loan to the value of the collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 92.4% (average percentage was 52.7% and 52.4% at December 31, 2018 and 2017, respectively). The maximum percentage of any residential loan to the value of the collateral at the time of the loan was 80% (average percentage was 49.3% and 43.4% at December 31, 2018 and 2017, respectively). The Company has no significant credit risk exposure to any one individual borrower.

17

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

The majority of the Company's commercial mortgage loans were held in a form of participations with the carrying value of $14,088 million and $13,520 million at December 31, 2018 and 2017, respectively. These loans were originated or acquired by New York Life. For residential mortgages, the carrying value of participations with New York Life are $2 million and $5 million at December 31, 2018 and 2017 respectively. Refer to Note 11- Related Party Transactions for more details.

At December 31, 2018 and 2017, the distribution of the mortgage loan portfolio by property type and geographic location were as follows ($ in millions):

	2018		2017
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Apartment buildings	$4,597	32.4%	$4,049	29.6%
Office buildings	4,150	29.2	3,995	29.3
Retail facilities	3,364	23.7	3,615	26.5
Industrial	1,866	13.1	1,718	12.6
Hotels	202	1.4	216	1.6
Residential	24	0.2	35	0.3
Other	6	—	30	0.2
Total	$14,210	100.0%	$13,657	100.0%

	2018		2017
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Location:
South Atlantic	$3,562	25.1%	$3,396	24.9%
Central	3,520	24.8	3,338	24.4
Middle Atlantic	3,030	21.3	2,852	20.9
Pacific	2,916	20.5	2,830	20.7
New England	1,183	8.3	1,155	8.5
Other	—	—	86	0.6
Total	$14,210	100.0%	$13,657	100.0%

At December 31, 2018 and 2017, $3 million and $4 million, respectively, of mortgage loans were past due 90 days and over.

The Company maintains a watchlist of commercial loans that may potentially be impaired. The general guidelines analyzed to include commercial loans within the watchlist are loan-to-value ratio (“LTV”), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events, among others. Loans placed on the watchlist generally take priority in being revalued in the Company’s inspection/evaluation commercial loan program that revalues properties securing commercial loans. The guideline for analyzing residential loans occurs once a loan is 60 or more days delinquent. At that point, an appraisal or broker’s price opinion of the underlying asset is obtained.

18

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Fair value of the collateral for commercial mortgages (excluding credit loans) over $5 million is updated triennially, unless a more current appraisal is warranted. Commercial mortgages less than $5 million have an on-site inspection performed by an external inspection service every 3 years. If the loan is determined to be troubled, the loan is more frequently monitored as to its status. LTV, which is based on collateral values, is deemed as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2018 and 2017, LTVs on the Company’s mortgage loans were as follows (in millions):

	2018
Loan to Value % (By Class)	Apartment Buildings	Office Buildings	Retail Facilities	Industrial	Hotels	Residential	Other	Total
Above 95%	$—	$—	$—	$—	$—	$—	$—	$—
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	—	43	—	—	—	—	—	43
71% to 80%	491	—	126	—	—	3	—	620
below 70%	4,106	4,108	3,238	1,866	202	21	6	13,547
Total	$4,597	$4,151	$3,364	$1,866	$202	$24	$6	$14,210

	2017
Loan to Value % (By Class)	Apartment Buildings	Office Buildings	Retail Facilities	Industrial	Hotels	Residential	Other	Total
Above 95%	$—	$—	$—	$—	$—	$—	$—	$—
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	—	43	—	—	—		—	43
71% to 80%	253	32	161	4	—	5	—	455
below 70%	3,796	3,920	3,454	1,714	216	29	30	13,159
Total	$4,049	$3,995	$3,615	$1,718	$216	$34	$30	$13,657

At December 31, 2018 and 2017, impaired mortgage loans were as follows (in millions):

	2018
Type	Impaired Loans with Allowance for Credit Losses	Related Allowance	Impaired Loans Without Allowance for Credit Losses	Average Recorded Investment	Interest Income Recognized	Interest Income on a Cash Basis During the Period
Residential	$—	$—	$3	$3	$—	$—
Commercial	—	—	—	—	—	—
Total	$—	$—	$3	$3	$—	$—

	2017
Type	Impaired Loans with Allowance for Credit Losses	Related Allowance	Impaired Loans Without Allowance for Credit Losses	Average Recorded Investment	Interest Income Recognized	Interest Income on a Cash Basis During the Period
Residential	$—	$—	$4	$5	$—	$—
Commercial	—	—	—	5	—	—
Total	$—	$—	$4	$10	$—	$—

19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Real Estate
At December 31, 2018 and 2017, the carrying value of the Company’s real estate portfolio which is included in Other investments in the accompanying Statutory Statements of Financial Position, consisted of the following (in millions):

	2018	2017
Investment property	$56	$56
Acquired through foreclosure	1	1
Total real estate	$57	$57

At December 31, 2018 and 2017, the Company had $1 million and $1 million, respectively, of real estate that was held for sale, which consisted of residential properties acquired through foreclosure.
Limited Partnerships and Other Invested Assets
The carrying value of limited partnerships and other invested assets at December 31, 2018 and 2017 consisted of the following (in millions):

	2018	2017
Affiliated non-insurance subsidiaries	$630	$600
Limited partnerships and limited liability companies(1)	503	475
Other invested assets	121	109
LIHTC investments	66	87
Total limited partnerships and other invested assets	$1,320	$1,271

(1) At December 31, 2018 and 2017, the Company had $3 million and $12 million, respectively, of investments in limited partnerships and limited liability companies that were nonadmitted, and therefore, excluded from the amounts.

Net investment income (loss) and change in unrealized gains for limited partnerships and other invested assets for the years ended December 31, 2018, 2017 and 2016 consisted of the following (in millions):

	2018		2017		2016
	Net Investment Income (Loss)	Unrealized Gains	Net Investment Income (Loss)	Unrealized Gains	Net Investment Income (Loss)	Unrealized Gains
Limited partnerships and limited liability companies	$4	$—	$39	$9	$22	$12
Affiliated non-insurance subsidiaries	77	29	63	28	56	33
Other invested assets	6	—	5	1	6	—
LIHTC investments	(16)	—	(36)	—	(32)	—
Total limited partnerships and other invested assets	$71	$29	$71	$38	$52	$45
Limited partnerships and limited liability companies primarily consist of limited partnership interests in mezzanine funds, wind energy investments, and other equity investments. Distributions, other than those deemed a return of capital, are recorded as Net investment income in the accompanying Statutory Statements of Operations. Undistributed earnings are included in unrealized gains and losses in surplus.

20

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Affiliated non-insurance subsidiaries consist of the Company's equity investment in MCF. Refer to Note 11 - Related Party Transactions for more details. Dividends are recorded in Net investment income in the accompanying Statutory Statements of Operations when declared and changes in the equity of subsidiaries are recorded in unrealized gains and losses in surplus.

Other invested assets consist primarily of other investments with characteristics of debt. Interest earned on these investments is included in Net investment income in the accompanying Statutory Statements of Operations.

The Company receives tax credits related to its investments in LIHTC partnerships. The Company’s unexpired tax credits on its investments in LIHTC expire within a range of 1 year to 11 years. During 2018 and 2017, the Company recorded amortization on these investments under the proportional amortized cost method of $16 million and $36 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $26 million, $34 million, and $42 million for 2018, 2017 and 2016, respectively. The minimum holding period required for the Company’s LIHTC investments extends from 1 years to 13 years. The LIHTC investments are periodically subject to regulatory reviews by housing authorities where the properties are located. The Company is not aware of any adverse issues related to such regulatory reviews The Company's investment in LIHTC partnerships includes $11 million and $17 million of unfunded commitments at December 31, 2018 and 2017, respectively.
Assets on Deposit or Pledged as Collateral
At December 31, 2018 and 2017, the Company’s restricted assets (including pledged collateral) were as follows ($ in millions):

	2018
	Gross (Admitted and Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total General Account (G/A)	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross (Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$675	$675	$—	$675	0.44%	0.44%
Subject to reverse repurchase agreements	220	223	(3)	220	0.14%	0.14%
Letter stock or securities restricted as to sale - excluding Federal Home Loan Bank (“FHLB”) capital stock	19	7	12	19	0.01%	0.01%
FHLB capital stock	28	26	2	28	0.02%	0.02%
On deposit with states	3	4	(1)	3	0.00%	0.00%
Total restricted assets	$945	$935	$10	$945	0.61%	0.62%

21

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

	2017
	Gross (Admitted and Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total General Account (G/A)	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross (Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$675	$675	$—	$675	0.44%	0.44%
Subject to reverse repurchase agreements	223	298	(75)	223	0.15%	0.15%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	7	15	(8)	7	0.00%	0.00%
FHLB capital stock	26	24	2	26	0.02%	0.02%
On deposit with states	4	4	—	4	0.00%	0.00%
Total restricted assets	$935	$1,016	$(81)	$935	0.61%	0.61%

Loaned Securities and Repurchase Agreements
The Company participates in securities lending programs whereby securities, which are included in investments, are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. For securities lending transactions, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. The borrower of the loaned securities is permitted to sell or repledge those securities. At December 31, 2018 and 2017, the Company recorded cash collateral received under these agreements of $675 million, and established a corresponding liability for the same amount, which is included in Amounts payable under security lending agreements in the accompanying Statutory Statements of Financial Position. For securities lending transactions, the carrying value of securities classified as bonds and on loan at December 31, 2018 was $685 million, with a fair value of $659 million. At December 31, 2017, the carrying value was $638 million, with a fair value of $660 million. The reinvested collateral is reported in bonds, cash equivalent and short-term investments in the accompanying Statutory Statements of Financial Position. The total fair value of all reinvested collateral positions was $687 million and $684 million at December 31, 2018 and 2017, respectively.

The Company participates in dollar repurchase agreements to sell and repurchase securities. The purchaser of the securities is permitted to sell or repledge those securities. The liability for repurchasing the assets is included in Borrowed money in the accompanying Statutory Statements of Financial Position. At December 31, 2018 and 2017, the Company was not a party to any dollar repurchase agreements in the general and separate accounts.

At December 31, 2018, the carrying value and fair value of securities held under agreements to purchase and resell was $220 million, which were classified as tri-party reverse repurchase agreements and included with Cash, cash equivalents and short-term investments in the accompanying Statutory Statements of Financial Position. The securities had a weighted average maturity of two days and a weighted average yield of 2.9%. At December 31, 2017, the carrying value and fair value of securities held under agreements to purchase and resell was $223 million, which were classified as tri-party reverse repurchase agreements and included with Cash, cash equivalents and short-term investments in the accompanying Statutory Statements of Financial Position. The securities had a weighted average maturity of four days and a weighted average yield of 1.4%.

22

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Collateral Received
At December 31, 2018 and 2017, assets received as collateral are reflected within the accompanying Statutory Statements of Financial Position, along with a liability to return such collateral were as follows ($ in millions):

	2018
Cash Collateral Assets	Book/Adjusted Carrying Value	Fair Value	% Total Assets (Admitted and Nonadmitted)	% Total Admitted Assets
Securities lending	$675	$675	0.6%	0.6%
Derivatives	307	307	0.3	0.3
Total	$982	$982	0.9%	0.9%

	2017
Cash Collateral Assets	Book/Adjusted Carrying Value	Fair Value	% Total Assets (Admitted and Nonadmitted)	% Total Admitted Assets
Securities lending	$675	$675	0.6%	0.6%
Derivatives	203	203	0.2	0.2
Total	$878	$878	0.8%	0.8%

Cash received on securities lending transactions and repurchase agreements is then reinvested in short-term investments and bonds with various maturities.

	2018		2017
Recognized Liability to Return Collateral	Amount	% Total Liabilities	Amount	% Total Liabilities
Amounts payable under securities lending agreements	$675	0.6%	$675	0.7%
Other liabilities (derivatives)	302	0.3	174	0.2
Separate accounts liabilities (derivatives)	5	—	29	—
Total	$982	0.9%	$878	0.9%

23

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Composition of Collateral Received
The following table presents the term and amounts of cash collateral received under general account securities lending agreements at December 31, 2018 and 2017 (in millions):

	2018
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
US. Treasury	$58	$—	$—	$—	$—	$58
U.S. government corporation and agencies	38	—	—	—	—	38
Foreign governments	5	—	—	—	—	5
U.S. corporate	471	—	—	—	—	471
Foreign corporate	103	—	—	—	—	103
Non-agency ABS	—	—	—	—	—	—
Total general account securities lending transactions	$675	$—	$—	$—	$—	$675

	2017
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
US. Treasury	$394	$—	$—	$—	$—	$394
U.S. government corporation and agencies	12	—	—	—	—	12
Foreign governments	5	—	—	—	—	5
U.S. corporate	226	—	—	—	—	226
Foreign corporate	38	—	—	—	—	38
Non-agency ABS	—	—	—	—	—	—
Total general account securities lending transactions	$675	$—	$—	$—	$—	$675

At December 31, 2018 and 2017, there were no separate account securities cash collateral received under securities lending agreements.

24

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Reinvestment of Collateral Received
The following tables present the term and aggregate fair value of all securities acquired from the reinvestment of all collateral received at December 31, 2018 and 2017 (in millions):

	2018		2017
	General Account Securities Lending		General Account Securities Lending
Period to Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$—	$—
30 days or less	448	448	409	409
31 to 60 days	25	25	31	31
61 to 90 days	5	5	5	5
91 to 120 days	—	—	—	—
121 to 180 days	11	11	14	14
181 to 365 days	40	40	19	19
1 to 2 years	85	85	77	77
2 to 3 years	62	62	93	94
Greater than 3 years	11	11	35	35
Total collateral reinvested	$687	$687	$683	$684

To help manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company invests in highly liquid assets.
Insurer Self-Certified Securities
The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as "5GI Securities" ($ in millions):

General Account	2018			2017
Investments	Number of 5GI Securities	Carrying Value	Estimated Fair Value	Number of 5GI Securities	Carrying Value	Estimated Fair Value
Bonds	2	$3	$1	—	$—	$—
Loan-backed and structured securities	3	5	5	2	54	54
Total	5	$8	$6	2	$54	$54

The Company did not have any 5GI securities in its separate accounts at December 31, 2018 and 2017.
Wash Sales
In the course of the Company’s investment management activities, securities may be sold and purchased within 30 days of the sale date to meet individual portfolio objectives and to achieve the ongoing rebalancing of exposure.

25

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

The details by NAIC designation of 3 or below, or unrated, of securities sold during the years ended December 31, 2018 and 2017 (there were none during 2016), and reacquired within 30 days of the sale date are as follows ($ in millions):

2018
Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Realized Gains (Losses)
Bonds	NAIC 3	—	$—	$—	$—
Bonds	NAIC 4	4	1	1	—
Bonds	NAIC 5	1	—	—	—
Bonds	NAIC 6	—	—	—	—
Preferred stock	NAIC 3	1	—	—	—
Preferred stock	NAIC 4	—	—	—	—
Preferred stock	NAIC 5	—	—	—	—
Preferred stock	NAIC 6	—	—	—	—
Common stock		497	70	72	3
		503	$71	$73	$3

2017
Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Realized Gains (Losses)
Bonds	NAIC 3	2	$3	$3	$—
Bonds	NAIC 4	1	1	1	—
Bonds	NAIC 5	4	2	1	—
Bonds	NAIC 6	—	—	—	—
Preferred stock	NAIC 3	1	1	1	—
Preferred stock	NAIC 4	—	—	—	—
Preferred stock	NAIC 5	—	—	—	—
Preferred stock	NAIC 6	—	—	—	—
Common stock		455	53	52	4
		463	$60	$58	$4

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, equity, and currency risk. These derivative instruments include foreign currency forwards, interest rate and equity options, interest rate futures, interest rate, inflation, and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange traded derivatives are executed through regulated exchanges and require daily posting of initial and variation margin. The Company is exposed to credit risk resulting from default of the exchange.

26

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange traded futures, OTC-cleared derivatives require initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is to not offset amounts for derivatives executed with the same counterparty under the same master netting agreement with the associated collateral.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes ("CSAs") negotiated as part of the master agreements entered into with most OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions thereunder. Cash collateral is invested in short-term investments The aggregate fair value of all OTC-bilateral derivative instruments with credit-risk-related contingent features that are in a net liability position at December 31, 2018 was $2 million, for which the Company has posted collateral with a fair value of $2 million. If the credit contingent features had been triggered at December 31, 2018, the Company estimates that it would not have had to post additional collateral for either a one notch downgrade in the Company’s credit rating or for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions, in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date. At December 31, 2018, the Company held collateral for derivatives of $325 million, including $23 million of securities. Fair value of derivatives in a net asset position, net of collateral, was $1 million at December 31, 2018.
Interest Rate Risk Management
The Company enters into various types of interest rate derivatives primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate (Treasury) futures are used by the Company to manage duration of the Company's fixed income portfolio. Interest rate futures are exchange traded contracts to buy or sell a bond at a specific price at a future date.

27

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Interest rate options are used by the Company to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts, the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contract until an agreed upon interest rate ceiling, if applicable.
Currency Risk Management
The primary purpose of the Company’s foreign currency hedging activities is to protect the value of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception and calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.
Equity Risk Management
The Company purchases equity put options to minimize exposure to the equity risk associated with guarantees on certain underlying policyholder liabilities. There are upfront fees paid related to option contracts at the time the agreements are entered into.
Hedge Effectiveness
To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge, including the item and risk that is being hedged, the derivative that is being used, and how effectiveness is assessed.

A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The Company formally assesses effectiveness of its hedging relationships both at hedge inception and on an ongoing basis in accordance with its risk management policy. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument are within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item.

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item, (2) the derivative expires or is sold, terminated, or exercised, (3) it is probable that the forecasted transaction for which the hedge was entered into will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

The Company did not have any cash flow hedges of forecasted transactions except for cash flow hedges related to payments of variable interest on existing financial instruments, for the years ended December 31, 2018 and 2017.

28

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following tables present the notional amount, gross fair value and carrying value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting at December 31, 2018 and 2017 (in millions):

	2018
	Primary Risk Exposure	Notional Amount(1)	Fair Value(2)		Carrying Value(3)
Derivative Type			Asset	Liability	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Foreign currency swaps	Currency	$68	$13	$—	$14	$—
Interest rate swaps	Interest	12	3	—	—	—
Total derivatives qualifying and designated		80	16	—	14	—
Derivatives not designated:
Foreign currency forwards	Currency	195	3	—	3	—
Foreign currency swaps	Currency	3,227	309	42	309	42
Futures	Interest	18	—	—	—	—
Equity options	Equity	652	33	—	33	—
Interest rate options	Interest	44,773	32	—	32	—
Interest rate swaps	Interest	2,754	27	62	27	62
Total derivatives not designated		51,619	404	104	404	104
Total derivatives		$51,699	$420	$104	$418	$104
(1) Notional amount of derivative instruments provides a measure of involvement in these types of transactions and generally does not represent the amount exchanged between the parties engaged in the transaction.
(2) For a discussion of valuation methods for derivative instruments refer to Note 9 - Fair Value Measurements.
(3) The carrying value of derivatives in an asset position is reported within other investments and the carrying value of derivatives in a liability position is reported within other liabilities in the accompanying Statutory Statements of Financial Position.

29

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

	2017
	Primary Risk Exposure	Notional Amount(1)	Fair Value(2)		Carrying Value(3)
Derivative Type			Asset	Liability	Asset	Liability
Derivatives qualifying and designated:
Cash Flow Hedges:
Foreign currency swaps	Currency	$68	$9	$—	$9	$—
Interest rate swaps	Interest	12	3	—	—	—
Total derivatives qualifying and designated		80	12	—	9	—
Derivatives not designated:
Foreign currency forwards	Currency	117	1	1	1	1
Foreign currency swaps	Currency	2,594	162	83	162	83
Futures	Interest	14	—	—	—	—
Equity options	Equity	652	32	—	32	—
Interest rate options	Interest	11,048	4	—	4	—
Interest rate swaps	Interest	3,208	28	24	28	24
Total derivatives not designated		17,633	227	108	227	108
Total derivatives		$17,713	$239	$108	$236	$108
(1) Notional amount of derivative instruments provides a measure of involvement in these types of transactions and generally does not represent the amount exchanged between the parties engaged in the transaction.
(2) For a discussion of valuation methods for derivative instruments refer to Note 9 - Fair Value Measurements.
(3) The carrying value of derivatives in an asset position is reported within other investments and the carrying value of derivatives in a liability position is reported within other liabilities in the accompanying Statutory Statements of Financial Position.
Cash Flow Hedges
The Company’s cash flow hedges primarily include hedges of floating rate securities and foreign currency denominated assets. Derivative instruments used in cash flow hedges that meet criteria indicating that they are highly effective are valued and reported in a manner that is consistent with the hedged asset.

The Company designates and accounts for the following as qualified cash flow hedges: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

The following table presents the effects of derivatives in cash flow hedging relationships for the years ended December 31, 2018, 2017 and 2016 (in millions):

	Surplus(1)			Net Realized Capital Gains (Losses)			Net Investment Income
Derivative Type	2018	2017	2016	2018	2017	2016	2018	2017	2016
Foreign currency swaps	$5	$(1)	$(16)	$—	$(4)	$10	$1	$1	1
Interest rate swaps	—	—	—	—	—	—	—	—	1
Total	$5	$(1)	$(16)	$—	$(4)	$10	$1	$1	$2
(1) The amount of gain (loss) recognized in surplus is reported as a change in net unrealized losses on investments in the accompanying Statutory Statements of Changes in Surplus.

30

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Derivatives Not Designated
The following table summarizes the surplus and net income impact on derivative instruments not designated for hedge accounting for the years ended December 31, 2018, 2017 and 2016 (in millions):

	Surplus(1)			Net Realized Capital Gains (Losses)			Net Investment Income
Derivative Type	2018	2017	2016	2018	2017	2016	2018	2017	2016
Equity options	$9	$(15)	$3	$—	$—	$(6)	$(7)	$(7)	(10)
Foreign currency forwards	3	(5)	3	9	(5)	1	—	—	—
Foreign currency swaps	187	(239)	127	3	10	(9)	35	30	26
Futures	—	—	—	(1)	—	—	—	—	—
Interest rate options	(2)	(3)	13	—	—	—	(13)	(8)	(15)
Interest rate swaps	(39)	5	(7)	(27)	—	—	10	19	21
Total	$158	$(257)	$139	$(16)	$5	$(14)	$25	$34	$22
(1) The amount of gain (loss) recognized in surplus is reported as a change in net unrealized gains (losses) on investments in the accompanying Statutory Statements of Changes in Surplus.

NOTE 8 - SEPARATE ACCOUNTS
Separate Accounts Activity
The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported separate accounts assets and liabilities from the following product lines/transactions into separate accounts:

•	Variable universal life (“VUL”) insurance products guaranteed

•	VUL insurance products non-guaranteed

•	Variable annuity (“VA”) products non-guaranteed

•	Universal life (“UL”) insurance products guaranteed

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

The separate accounts are subject to Section 2932 of the Delaware Insurance Code and the regulations there under. Assets of guaranteed separate accounts are invested in accordance with the provisions of Chapter 13 of the Delaware Insurance Code.

All items that were permitted for separate accounts reporting were supported by state statute.

31

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 8 - SEPARATE ACCOUNTS (continued)

The assets legally and not legally insulated from the general account at December 31, 2018 and 2017 are attributed to the following products/transactions (in millions):

	2018		2017
Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)(1)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)(2)
VUL insurance products guaranteed	$195	$6	$240	$9
VUL insurance products non-guaranteed	6,913	3	7,424	1
VA products non-guaranteed	25,348	33	27,637	30
UL insurance products guaranteed	5,960	8	5,904	41
Total	$38,416	$50	$41,205	$81

(1) Separate accounts assets classified as not legally insulated support $33 million of remittances and items not allocated and other transfers to the general account due or accrued (net), $1 million of payable for securities, $10 million of derivatives, $5 million of other liabilities and $1 million of surplus.
(2) Separate accounts assets classified as not legally insulated support $30 million of remittances and items not allocated and other transfers to the general account due or accrued (net), $11 million of payable for securities, $36 million of derivatives, $3 million of other liabilities and $1 million of surplus.
Guaranteed Separate Accounts
The Company maintains four guaranteed separate accounts for universal life insurance policies and one guaranteed separate accounts for a private placement variable universal life policy, with assets of $6,169 million and $6,195 million at December 31, 2018 and 2017, respectively. These accounts provide a guarantee of principal and interest with a market value adjustment imposed upon certain surrenders. A transfer adjustment charge is imposed upon certain transfers. Interest rates on these contracts may be adjusted periodically. The assets of these separate accounts are stated at amortized cost up to the value of policyholder reserves and at fair value thereafter. Certain derivatives not qualifying for hedge accounting are stated at fair value.
Non-Guaranteed Separate Accounts
The Company maintains non-guaranteed separate accounts for its VA and VUL products, some of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $32,297 million and $35,092 million at December 31, 2018 and 2017, respectively. The assets of these separate accounts represent investments in shares of New York Life sponsored MainStay VP Funds Trust and other non-proprietary insurance-dedicated funds.

Certain of these variable contracts have guaranteed minimum death benefit (“GMDB”) and guaranteed minimum accumulation benefit (“GMAB”) features that are guaranteed by the assets of the general account.

To compensate the general account for the risk taken, the separate accounts have paid risk charges as follows for the past five years (in millions):

Year	Amount
2018	$54
2017	$51
2016	$49
2015	$46
2014	$39

32

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 8 - SEPARATE ACCOUNTS (continued)

The general account of the Company made payments toward separate accounts guarantees as follows for the past five years (in millions):

Year	Amount
2018	$7
2017	$7
2016	$9
2015	$7
2014	$4

The general account holds reserves on these guarantees. Refer to Note 12 - Insurance Liabilities, for discussion of GMAB and GMDB reserves.

Information regarding the separate accounts of the Company for the years ended December 31, 2018 and 2017 is as follows (in millions):

	2018
	Non-Indexed Guarantee Less than / Equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$8	$—	$1,911	$1,919
Reserves at 12/31:
For accounts with assets at:
Fair value	$—	$—	$31,382	$31,382
Amortized cost	5,663	485	—	6,148
Total reserves	$5,663	$485	$31,382	$37,530
By withdrawal characteristics:
With fair value adjustment	$5,663	$485	$—	$6,148
At fair value	—	—	31,382	31,382
Total reserves	$5,663	$485	$31,382	$37,530

	2017
	Non-Indexed Guarantee Less than / Equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$6	$—	$1,942	$1,948
Reserves at 12/31:
For accounts with assets at:
Fair value	$—	$—	$34,098	$34,098
Amortized cost	5,658	476	—	6,134
Total reserves	$5,658	$476	$34,098	$40,232
By withdrawal characteristics:
With fair value adjustment	$5,658	$476	$—	$6,134
At fair value	—	—	34,098	34,098
Total reserves	$5,658	$476	$34,098	$40,232

33

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 8 - SEPARATE ACCOUNTS (continued)

The following is a reconciliation of net transfers to (from) the general account to the separate accounts (in millions):

	2018	2017	2016
Transfers as reported in the Separate Accounts Statement:
Transfers to separate accounts	$1,918	$1,948	$1,477
Transfers from separate accounts	(2,128)	(1,705)	(1,176)
Net transfers to (from) separate accounts	(210)	243	301
Reconciling adjustment:
Reinsurance ceded	—	(3)	(4)
Net transfers as reported in the Company’s
Statutory Statements of Operations	$(210)	$240	$297

NOTE 9 - FAIR VALUE MEASUREMENTS

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, "Fair Value Measurements". Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than level 1 prices, such as quoted prices in active markets for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

34

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

Determination of Fair Value
The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities that go through this formal price challenge process.
In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

The following tables present the carrying amounts and estimated fair value of the Company’s financial instruments at December 31, 2018 and 2017 (in millions):

	2018
	Fair Value	Carrying Value		Level 1		Level 2		Level 3		NAV as a Practical Expedient		Not Practicable
Assets:
Bonds	$84,538	$84,920		$51		$81,405		$3,082		$—		$—
Preferred stocks	21	12		—		—		21		—		—
Common stocks(1)	1,315	1,315		1,227		—		37		51		—
Mortgage loans	14,183	14,210		—		—		14,183		—		—
Cash, cash equivalents and short-term investments	1,891	1,891		86		1,805		—		—		—
Derivatives	420	418		—		388		32		—		—
Derivatives collateral	3	3		—		3		—		—		—
Other invested assets(1)	209	187		—		96		113		—		—
Investment income due and accrued	712	712		—		712		—		—		—
Separate accounts assets	38,466	38,466		32,035		5,284		874		273		—
Total assets	$141,758	$142,134		$33,399		$89,693		$18,342		$324		$—
Liabilities:
Annuities certain	$942	$940	—	$—	—	$—	—	$942	—	$—	—	$—
Derivatives	104	104		—		104		—		—		—
Derivatives collateral	302	302		—		302		—		—		—
Amounts payable under securities lending agreements	676	676		—		676		—		—		—
Separate accounts liabilities - derivatives	17	11		—		11		6		—		—
Total liabilities	$2,041	$2,033		$—		$1,093		$948		$—		$—
(1)Excludes investments accounted for under the equity method.

35

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

	2017
	Fair Value	Carrying Value	Level 1	Level 2	Level 3	Not Practicable
Assets:
Bonds	$85,271	$82,299	$—	$82,096	$3,175	$—
Preferred stocks	19	13	—	2	17	—
Common stocks(1)	1,393	1,393	1,354	7	32	—
Mortgage loans	13,939	13,657	—	—	13,939	—
Cash, cash equivalents and short-term investments	2,211	2,211	151	2,060	—	—
Derivatives	239	236	—	235	4	—
Derivatives collateral	22	22	—	22	—	—
Other invested assets(1)	228	196	—	89	139	—
Investment income due and accrued	692	692	—	692	—	—
Separate accounts assets	41,475	41,286	34,893	5,535	1,047	—
Total assets	$145,489	$142,005	$36,398	$90,738	$18,353	$—
Liabilities:
Annuities certain	$868	$837	$—	$—	$868	$—
Derivatives	108	108	—	108	—	—
Derivatives collateral	174	174	—	174	—	—
Amounts payable under securities lending agreements	675	675	—	675	—	—
Separate accounts liabilities - derivatives	36	36	—	36	—	—
Total liabilities	$1,861	$1,830	$—	$993	$868	$—
(1)Excludes investments accounted for under the equity method.
Bonds
Bonds reported as Level 1 represent investments in certain exchange traded funds, which are allowed to be reported as bonds per the SVO instructions. These assets are priced based on unadjusted quoted prices in an active market. Securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses an income-based valuation approach using a discounted cash-flow model or it may use a market approach by looking at recent trades of a specific security to determine fair value on public securities or a combination of the two. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a market approach such as a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Investment Grade Corporate Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognized, reliable and well regarded benchmarks by participants in the financial services industry, which represent the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is standardized and based on market transactions.

Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.

36

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significant, the security is classified as Level 3.

The valuation techniques for most Level 3 bonds are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Included in bonds is an affiliated bond from MCF with a carrying value and a fair value of $1,909 million at December 31, 2018, and a carrying value of $1,875 million and a fair value of $1,989 million at December 31, 2017. The fair value of this security is calculated internally and may include inputs that may not be observable. Therefore, this security is classified as Level 3.
Preferred Stocks
Preferred stocks valued using prices from third-party pricing services generally use a discounted cash flow model or a market approach to arrive at the security's fair value and are classified as Level 2. Preferred stocks classified as Level 3 are valued based on internal valuations where significant inputs are deemed to be unobservable.
Common Stocks
These securities are mostly comprised of exchange traded U.S. and foreign common stock and mutual funds. The fair value of these securities is primarily based on unadjusted quoted prices in active markets that are readily and regularly available and are classified as Level 1. Common stocks priced through an internal valuation where significant inputs are deemed to be unobservable, including securities issued by government organizations where fair value is fixed, are classified as Level 3. For common stocks that do not have a readily available fair value, NAV is used as a practical expedient.
Mortgage Loans
The estimated fair value of mortgage loans is determined using an income approach, based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions and it takes into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs. These investments are classified as Level 3.
Cash, Cash Equivalents, Short-term Investments and Investment Income Due and Accrued
Cash on hand and money market mutual funds are classified as Level 1. Cash overdrafts (i.e. outstanding checks) are classified as Level 2. Due to the short-term maturities of cash equivalents, short-term investments, and investment income due and accrued, carrying value approximates fair value and are classified as Level 2.
Derivatives
The fair value of derivative instruments is generally derived using valuation models that use an income approach, except for derivatives that are exchange-traded, which are valued using quoted prices in an active market. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, and other factors. Exchange traded derivatives are valued using a market approach as fair value is based on quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, where model inputs are observable for substantially the full term, are classified

37

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

as Level 2. Derivatives that are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.
Derivatives Collateral
The carrying value of these instruments approximates fair value since these assets and liabilities are generally short-term in nature.
Other Invested Assets
Other invested assets are principally comprised of LIHTC investments and other investments with characteristics of debt. The fair value of LIHTC investments is derived using an income valuation approach, which is based on a discounted cash flow calculation using a discount rate that is determined internally and therefore classified as Level 3 (refer to Note 6 - Investments, for details on LIHTC investments). The fair value of the investments with debt characteristics is derived using an income valuation approach, which is based on discounted cash flow calculations that may or may not use observable inputs.
Separate Accounts Assets
Separate accounts assets reported as Level 1 in the fair value hierarchy are mostly comprised of exchange traded funds, common stocks and actively traded open-end mutual funds with a daily net asset value (“NAV”). The NAV can be observed by redemption and subscription transactions between third parties, or may be obtained from third-party asset managers. Common stocks are generally traded on an exchange. Separate accounts assets reported as Level 2 relate to investments in U.S. government and treasury securities, corporate bonds and mortgage-backed securities. These separate accounts assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

The separate accounts also invest in limited partnerships and hedge fund investments. These investments are valued based on the latest NAV received.

The following tables provide additional information for investments that are measured at fair value using NAV as a practical expedient, as allowed under authoritative guidance, for investments that meet specified criteria (in millions):

2018
Category of Investment	Investment Strategy	Fair Value Determined using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$249	$—	Quarterly, Monthly	180 days or less
Hedge fund	Sector investing	23	—	Monthly	30 days
Hedge fund	Long/short equity	1	—	Monthly	30 days
Mutual funds	Multi-strategy, global allocation	51	—	Quarterly, Weekly	5 days - 45 days (Assets subject to lock up periods)
		$324	$—

38

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

2017
Category of Investment	Investment Strategy	Fair Value Determined using NAV		Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$232		$—	Quarterly, Monthly	180 days or less
Hedge fund	Sector investing	23		—	Monthly	30 days
Hedge fund	Long/short equity	2		—	Monthly	30 days
Mutual funds	Multi-strategy, global allocation	7		—	Quarterly, Weekly	5 days - 45 days (Assets subject to lock up periods)
		$264	(1)	$—
(1) The total fair value determined using NAV at December 31, 2017 included Level 2 and Level 3 investments of $75 million and $182 million, respectively.
Annuities Certain
Fair values for annuities certain liabilities are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.
Borrowed Money
Borrowed money consists of a financing arrangement. The carrying value of the financing arrangement approximates fair value.
Amounts Payable Under Securities Lending Agreements
Amounts due under securities lending consists of cash collateral received under securities lending agreements. Due to the short-term nature of the transactions, the carrying value approximates fair value.
Separate Accounts Liabilities – Derivatives
For separate accounts derivative instruments, fair value is determined using the same procedures as the general account disclosed above.

39

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

The following tables represent the balances of assets and liabilities measured at fair value at December 31, 2018 and 2017 (in millions):

	2018
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV as a Practical Expedient	Total
Assets at fair value
Bonds
U.S. corporate	$—	$6	$—	$—	$6
Non-agency RMBS	—	1	—	—	1
Non-agency ABS	—	3	21	—	24
Total bonds	—	10	21	—	31
Common stocks	1,227	—	37	51	1,315
Derivatives	—	372	32	—	404
Separate accounts assets	32,025	3	3	273	32,304
Total assets at fair value	$33,252	$385	$93	$324	$34,054
Liabilities at fair value
Derivatives	$—	$104	$—	$—	$104
Separate accounts liabilities - derivatives(1)	—	5	—	—	5
Total liabilities at fair value	$—	$109	$—	$—	$109
(1) Separate accounts contract holder liabilities are not included in the table as they are reported at contract value and not fair value in the Company’s statutory financial statements.

	2017
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets at fair value
Bonds
U.S. corporate	$—	$6	$—	$6
Non-agency RMBS	—	—	—	—
Non-agency ABS	—	—	1	1
Total bonds	—	6	1	7
Common stocks	1,354	7	32	1,393
Derivatives	—	223	4	227
Separate accounts assets	34,836	77	184	35,097
Total assets at fair value	$36,190	$313	$221	$36,724
Liabilities at fair value
Derivatives	$—	$108	$—	$108
Separate accounts liabilities - derivatives(1)	—	7	—	7
Total liabilities at fair value	$—	$115	$—	$115
(1) Separate accounts contract holder liabilities are not included in the table as they are reported at contract value and not fair value in the Company’s statutory financial statements.

40

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

The tables below present a reconciliation of Level 3 assets and liabilities for the years ended December 31, 2018 and 2017 (in millions):

	2018
	Balance at 1/1	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) Included in Net Income	Total Gains (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Balance at 12/31
Bonds:
Non-agency ABS	$1	$20	$(1)	$—	$(3)	$6	$—	$—	$(2)	$21
Total bonds	1	20	(1)	—	(3)	6	—	—	(2)	21
Common stocks	32	3	(3)	(1)	5	4	—	(3)	—	37
Derivatives	4	—	(1)	(13)	(2)	44	—	—	—	32
Separate accounts assets	184	—	—	(2)	3	—	—	—	—	185
Total	$221	$23	$(5)	$(16)	$3	$54	$—	$(3)	$(2)	$275

	2017
	Balance at 1/1	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) Included in Net Income	Total Gains (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Balance at 12/31
Bonds:
Non-agency ABS	$2	$—	$(1)	$—	$—	$—	$—	$—	$—	$1
Total bonds	2	—	(1)	—	—	—	—	—	—	1
Common stocks	28	3	—	2	(1)	3	—	(4)	—	32
Derivatives	15	—	—	(8)	(3)	—	—	—	—	4
Separate accounts assets	223	—	—	10	—	6	—	(55)	—	184
Total	$268	$3	$(1)	$4	$(4)	$9	$—	$(59)	$—	$221

Transfers Between Levels
Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads or as a result of a security measured at amortized cost at the beginning of the period, but measured at estimated fair value at the end of the period, or vice versa due to a ratings downgrade or upgrade.
Transfers between Levels 1 and 2
During the years ended December 31, 2018 and 2017, there were no transfers between Levels 1 and 2.
Transfers into and out of Level 3
The Company’s basis for transferring assets and liabilities into and out of Level 3 is based on changes in the observability of data, a change in the security’s measurement.

Transfers into Level 3 totaled $23 million for the year ended December 31, 2018, which primarily relates to $20 million of non-agency asset-backed securities which were measured at amortized cost at the beginning of the period and measured at fair value at the end of the period, and common stock securities of $3 million that had a level change from 1 to 3. Transfers out of Level 3 totaled $5 million, which primarily relates to common stock securities of $3 million that had a level change from 3 to 1 and a non-agency asset-backed security of $1 million that had a level change from 3 to 2.

41

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

Transfers into Level 3 totaled $3 million for the year ended December 31, 2017, which primarily relates to common stock securities that were moved from Level 1 to Level 3 due to the limited market observability on certain inputs used in the valuation model. Transfers out of Level 3 totaled $1 million, which primarily relates to non-agency residential mortgage-backed securities & non-agency asset-backed securities that were measured at fair value at the beginning of the period and measured at amortized cost at the end of the period.

There were no liabilities measured at fair value at December 31, 2018 and 2017.

The tables below present quantitative information on significant internally priced Level 3 assets at December 31, 2018 and 2017 ($ in millions):

	2018
	Fair Value (in millions)	Valuation Techniques	Unobservable Input	Range	Weighted Average
Common stocks	$6	Market comparable	Revenue multiple	6.1x	N/A

	2017
	Fair Value (in millions)	Valuation Techniques	Unobservable Input	Range	Weighted Average
Non-agency ABS	$1	Discounted cash flow	Discount rate	9.9	9.9%
Common stocks	$1	Market comparable	Revenue multiple	4.4x	N/A

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.
Asset Backed Securities
The asset backed security included in the table above relates to a private deal. For this security, a discounted cash flow calculation is used, the discount rate is calculated internally based on unobservable data and assumptions. A significant increase in the discount rate used to perform the discounted cash flow calculation for these securities, would significantly decrease the fair value of these securities. The opposite effect would occur if there were a significant decrease in the discount rate used.
Common Stocks
The Company’s Level 3 common stock investments mostly relate to the Company’s holdings in the FHLB of Pittsburgh's stock as described in Note 15 - Commitments and Contingencies. As prescribed in the FHLB of Pittsburgh's capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased or transferred at par value. Since there is not an observable market for the FHLB of Pittsburgh stock, these securities are held at cost and have been classified as Level 3. The cost basis of the FHLB of Pittsburgh stock was $28 million and $26 million at December 31, 2018 and 2017, respectively. For the other common stock investments included in Level 3, the valuation is performed using market comparables such as revenue and price to book multiples. An increase in the value of these inputs would result in an increase in fair value with the reverse being true for decreases in the value of these inputs.

42

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

The components of net investment income for the years ended December 31, 2018, 2017 and 2016, were as follows (in millions):

	2018		2017	2016
Bonds	$3,312		$3,193	$3,099
Common stocks - unaffiliated	40		37	23
Mortgage loans	609		582	559
Policy loans	54		53	57
Limited partnerships and other invested assets	71	—	71	52
Short-term investments	25		14	11
Derivative instruments	26		35	24
Real estate	4		4	4
Other investments	8		8	10
Gross investment income	4,149		3,997	3,839
Investment expenses	(161)		(146)	(132)
Net investment income	3,988		3,851	3,707
Net gain from separate accounts	43		50	37
Amortization of IMR	44		33	51
Net investment income, including IMR	$4,075		$3,934	$3,795

Due and accrued investment income is excluded from surplus when amounts are over 90 days past due or collection is uncertain.
Bond Prepayments
The following table shows the Company's securities redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) and the amount of investment income generated as a result of a prepayment and/or acceleration fee, which is included in Bonds in the table above ($ in millions):

	2018		2017		2016
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
Number of cusips	133	64	190	95	139	62
Investment income	$36	$2	$71	$5	$66	$3

43

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

For the years ended December 31, 2018, 2017 and 2016 net investment gains (losses) were as follows (in millions):

	2018	2017	2016
Bonds	$(2)	$44	$(70)
Common stocks - unaffiliated	8	57	(2)
Other long-term investments	(26)	(13)	(37)
Derivatives	(16)	2	(4)
Other	—	—	3
Net realized capital gains (losses) before tax and transfers to the IMR	$(36)	$90	$(110)
Less:
Capital gains tax expense (benefit)	(24)	16	(21)
Net realized capital gains (losses) after tax transferred to IMR	(4)	40	23
Net realized capital gains (losses) after tax and transfers to the IMR	$(8)	$34	$(112)

Proceeds from investments in bonds sold were $1,751 million, $4,015 million and $3,236 million for the years ended December 31, 2018, 2017 and 2016, respectively. Gross gains of $42 million, $117 million and $84 million in 2018, 2017 and 2016, respectively, and gross losses of $33 million, $43 million and $39 million in 2018, 2017 and 2016, respectively, were realized on these sales. The Company computes gains and losses on sales under the specific identification method.

The following table provides a summary of OTTI losses included as realized capital losses for the years ended December 31, 2018, 2017 and 2016 (in millions):

	2018	2017	2016
Bonds	$25	$42	$106
Other long-term investments	15	12	39
Common and preferred stocks	4	1	5
Total	$44	$55	$150

Refer to Note 20 - Loan-Backed and Structured Security Impairments for a list with each loan-backed and structured security at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current reporting period.

44

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

The following tables present the Company’s gross unrealized losses and fair values for bonds and equities aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2018 and 2017 (in millions):

	2018
	Less than 12 Months		12 Months or Greater		Total
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses(1)
Bonds:
U.S. governments	$665	$9	$2,101	$126	$2,766	$135
All other governments	22	1	75	1	97	2
U.S. special revenue and special assessment	3,104	79	3,705	200	6,809	279
Industrial and miscellaneous unaffiliated	28,600	882	12,352	677	40,952	1,559
Total bonds	32,391	971	18,233	1,004	50,624	1,975
Equity securities (unaffiliated):
Common stocks	593	48	24	1	617	49
Preferred stocks	—	—	—	—	—	—
Total equity securities	593	48	24	1	617	49
Total	$32,984	$1,019	$18,257	$1,005	$51,241	$2,024
(1)Includes unrealized losses of $4 million related to NAIC 6 bonds included in the statutory carrying amount.

	2017
	Less than 12 Months		12 Months or Greater		Total
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses(1)
Bonds:
U.S. governments	$941	$9	$1,575	$76	$2,516	$85
All other governments	49	—	26	1	75	1
U.S. special revenue and special assessment	1,997	20	2,403	107	4,400	127
Industrial and miscellaneous unaffiliated	8,745	82	5,943	195	14,688	277
Total bonds	11,732	111	9,947	379	21,679	490
Equity securities (unaffiliated):
Common stocks	281	8	2	1	283	9
Preferred stocks	1	—	—	—	1	—
Total equity securities	282	8	2	1	284	9
Total	$12,014	$119	$9,949	$380	$21,963	$499
(1)Includes unrealized losses of $1 million related to NAIC 6 bonds included in the statutory carrying amount.

At December 31, 2018, the gross unrealized loss on bonds and equity securities was comprised of approximately 6,101 and 484 different securities, respectively, which are included in the table above. Of the total amount of bond unrealized losses, $1,705 million or 86% is related to unrealized losses on investment grade securities and $271 million or 14% is related to below investment grade securities. At December 31, 2017, the gross unrealized loss on bonds and equity securities was comprised of approximately 2,820 and 185 different securities, respectively, which are included in the table above. Of the total amount of bond unrealized losses, $426 million, or 87%, is related to investment grade securities and $64 million, or 13%, is related to below investment grade securities. Investment grade is defined as a security having a credit rating from the NAIC of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor; or a comparable internal rating if an externally provided rating is not available.

45

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

The amount of gross unrealized losses for bonds where fair value had declined by 20% or more of the amortized cost, totaled $74 million. The period of time that each of these securities has continuously been below amortized cost by 20% or more consists of $47 million for six months or less, $3 million for greater than six months through 12 months, and $24 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not recognize an impairment when it had the ability and intent to hold until recovery.
The change in unrealized capital gains (losses) for the years ended December 31, 2018, 2017 and 2016 were as follows (in millions):

	2018	2017	2016
Change in unrealized capital gains (losses) on investments:
Bonds	$(3)	$2	$—
Common stocks (unaffiliated)	(125)	89	56
Derivatives	163	(258)	124
Other invested assets	29	37	45
Total change in unrealized capital gains (losses) on investments	66	(130)	225
Change in unrealized foreign exchange capital gains (losses) on investments:
Bonds	(148)	220	(189)
Common stocks (unaffiliated)	(18)	28	(10)
Cash, cash equivalents and short-term investments	(1)	(1)	5
Other invested assets	—	1	—
Total change in unrealized foreign exchange capital gains (losses) on investments	(166)	248	(194)
Capital gains tax expense (benefit)	28	(18)	1
Total change in unrealized capital gains, net of tax	$(73)	$100	$32

NOTE 11 - RELATED PARTY TRANSACTIONS

During 2018, 2017 and 2016, the Company received dividend distributions from MCF of $77 million, $63 million and $56 million, respectively.

During 2018 and 2017, the Company paid dividends of $600 million and $275 million, respectively, to its parent, New York Life. The Company did not pay any dividends to its parent in 2016.

The Company's interests in commercial mortgage loans are held in the form of participations in mortgages originated or acquired by New York Life. A real estate portfolio acquired through foreclosure is called REO Property. The Company's interests in the ownership of REO Property is called REO Ownership Interest. Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company's proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life's and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company's approval.

46

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

On December 31, 2015 and as amended on January 1, 2017, the Company and New York Life entered into a note funding agreement with MCF (the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “2015 Note”). The MCF Note Agreement was further amended on July 1, 2018 and the 2015 Note was cancelled and reissued at July 1, 2018 (the “2018 Note”). The 2015 and 2018 Notes, which are reported as Bonds in the accompanying Statutory Statements of Financial Position, had outstanding balances for the Company of $1,909 million and $1,875 million at December 31, 2018 and 2017, respectively. During 2018, 2017 and 2016, the Company recorded interest income from MCF under the MCF Note Agreement of $93 million, $79 million and $75 million, respectively. Pursuant to the MCF Note Agreement and variable funding note issued thereunder, the Company and New York Life may provide an aggregate of up to $5,200 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC, an indirectly wholly-owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC, LLC. The interest-only loan, expected to be due and payable on August 10, 2022, was paid off in October 2017. For each of the years ended December 31, 2017 and 2016, interest earned amounted to approximately $3 million.

In connection with the acquisition of an office building by REEP-OFC 2300 Empire LLC and a pledge of an unleveraged equity interest in the owner of REEP-MF Woodridge IL LLC, an existing multifamily property, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC 2300 Empire LLC and REEP-MF Woodridge, IL LLC.  The mortgage loan's maturity date is August 10, 2022 with fixed rate of 3.75% per annum. For the years ended December 31, 2018, 2017 and 2016, interest earned amounted to $3 million, $1 million and less than $1 million, respectively.

In connection with a $150 million land acquisition of a fee simple estate in land underlying an office building and related improvements and encumbered by a ground lease located at 1372 Broadway, New York, New York by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012 which agreement sets forth the terms that govern, in part, each entity’s interest in the property. For each of the years ended December 31, 2018, 2017, and 2016, income earned amounted to approximately $3 million.

The Company sold various corporate owned life insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same terms as policies sold to unrelated customers. At December 31, 2018 and 2017, policyholder reserve balances for these policies amounted to $4,022 million and $3,974 million, respectively, and were included in the Policy reserves and Separate accounts liabilities in the accompanying Statutory Statements of Financial Position.

The Company has also issued various COLI policies to the Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2018 and 2017, policyholder reserve balances for these policies amounted to approximately $395 million and $414 million, respectively, and were included in Policy reserves and Separate accounts liabilities in the accompanying Statutory Statements of Financial Position.

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations ranged from 3.5% to 7.75%. The Company has directed New York Life to make the payments under the annuity contracts directly to the beneficiaries under the structured settlement agreements. At December 31, 2018 and 2017, the carrying value of the interest in annuity contracts and the corresponding obligations under structured settlement agreements amounted to $8,673 million and $8,229 million, respectively.

47

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations ranged from 5.5% to 8.75%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2018 and 2017, the policyholder reserves related to these contracts amounted to $145 million and $149 million, respectively, and are included in Policy reserves in the accompanying Statutory Statements of Financial Position.

The Company was compensated for each New York Life term policy or term rider that was converted to a universal life policy issued by the Company without any additional underwriting. For the years ended December 31, 2018, 2017 and 2016, the Company received $20 million, $19 million and $23 million, respectively, from New York Life for these services.

New York Life provides the Company with certain services and facilities including, but not limited to, accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. For the years ended December 31, 2018, 2017 and 2016, the fees incurred associated with these services and facilities, amounted to $891 million, $968 million and $820 million, respectively, and are reflected in Operating expenses and Net investment income in the accompanying Statutory Statements of Operations.

New York Life Investment Management LLC (“NYLIM”), an indirect wholly-owned subsidiary of New York Life, provides the Company with certain services and facilities including, but not limited to, investment management and other administrative services. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. For the years ended December 31, 2018, 2017 and 2016, the fees incurred associated with these services and facilities amounted to $11 million, $14 million and $15 million, respectively, and are reflected in Operating expenses in the accompanying Statutory Statements of Operations.

The Company is a party to an investment advisory agreement with NYL Investors, as amended from time to time, whereby NYL Investors provides investment advisory and administrative services to the Company. For the years ended December 31, 2018, 2017 and 2016, the total cost for these services amounted to $131 million, $125 million and $119 million, respectively, which is included in the costs of services billed by New York Life to the Company. These costs are included in Net investment income in the accompanying Statutory Statement of Operations.

In addition, NYLIM has a management agreement with the MainStay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into an agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. For the years ended December 31, 2018, 2017 and 2016, the Company recorded fee income from NYLIM of $35 million, $37 million and $34 million, which is included in Other income in the accompanying Statutory Statements of Operations.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“NYLIFE Distributors”), an indirect wholly-owned subsidiary of New York Life, appointing NYLIFE Distributors as the underwriter and/or wholesale distributor of the Company’s variable product policies. For the years ended December 31, 2018, 2017 and 2016, the Company paid service fees of $45 million, $44 million and $39 million, respectively, under a 12b-1 Plan Services Agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“NYLIFE Securities”), an indirect wholly-owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of the Company's variable product policies. For the years ended December 31, 2018, 2017 and 2016, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $117 million, $119 million and $119 million, respectively, which is included in Operating expenses in the accompanying Statutory Statements of Operations.

48

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

The Company has a service fee agreement with NYLIFE Securities, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2018, 2017 and 2016, the fees incurred for these services amounted to $43 million, $43 million and $48 million, respectively, which is included in Operating expenses in the accompanying Statutory Statements of Operations.

At December 31, 2018 and 2017, the Company reported a net amount of $59 million and $294 million, respectively, as amounts payable to parent and affiliates. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

NOTE 12 - INSURANCE LIABILITIES

Liabilities for policy reserves, deposit funds and policy claims at December 31, 2018 and 2017 were as follows (in millions):

	2018	2017
Life insurance reserves	$26,486	$21,756
Annuity reserves and supplementary contracts with life contingencies	67,645	64,554
Total policy reserves	94,131	86,310
Deposit funds	1,308	1,176
Policy claims	244	198
Total liabilities for policy reserves, deposit funds and policy claims	$95,683	$87,684
Life Insurance Reserves
Reserves for life insurance policies are maintained principally using the 1958 Commissioners’ Extended Term Mortality Table and the 1958, 1980, 2001 and 2017 Commissioners’ Standard Ordinary Mortality Tables under the Commissioners’ Reserve Valuation Method or Net Level Premium Reserve Method with valuation interest rates ranging from 2.0% to 5.8%. Reserves for universal life secondary guarantee products with multiple sets of cost of insurance are determined using the methodology outlined in the November 2011 Life Actuarial Task Force Statement.

In 2018, there were no changes in reserve basis.

The Company has established policy reserves (excluding the effects of reinsurance) on contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP by approximately $197 million and $284 million at December 31, 2018 and 2017, respectively.

At December 31, 2018 and 2017, the Company’s liabilities for GMDB reserves, which are associated with certain variable life products, amounted to $20 million and $19 million, respectively, and were recorded in Policy reserves in the accompanying Statutory Statements of Financial Position.

Surrender values are promised in excess of life reserves on certain policies. This excess is included as part of miscellaneous reserves. No surrender values are promised in excess of any other reserves. Additional reserves are held on account of anticipated extra mortality for policies subject to extra premiums.

At December 31, 2018 and 2017, the Company had $12,737 million and $12,177 million, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Delaware.

The tabular interest has been determined by formula as described in the NAIC instructions except for certain universal life products for which tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released has been determined by formula as described in the NAIC instructions. The tabular cost has been determined by formula as described in the NAIC instructions.

49

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

The Company has elected to establish reserves pursuant to VM-A and VM-C for contracts issued in 2018 and 2017, as allowed during the first three years following the operating date of the Valuation Manual.
Annuity Reserves and Supplementary Contracts with Life Contingencies
Reserves for single premium immediate annuities, guaranteed future income annuities, and supplementary contracts involving life contingencies purchased prior to 2018 are based principally on 1983 Table A, A2000, 2012 IAR and the Commissioners’ Annuity Reserve Valuation Method (“CARVM”), with assumed interest rates ranging from 3.5% to 8.8%. Purchases in 2018 are reserved with valuation interest rates satisfying both the Maximum Valuation Interest Rates For Income Annuities ("VM-22") and the New York Department of Financial Services maximum valuation rate requirements and 2012 Individual Annuity Reserve Table.  The VM-22 rates range from 2.00% to 4.50%.

Reserves for fixed deferred annuities are based principally on 1971 Individual Annuity Mortality, 1983 Table A, A2000, 2012 IAR and the CARVM, with assumed interest rates ranging from 3.5% to 10.0%. Reserves for variable deferred annuities are based principally on 1994 Variable Annuity GMDB Mortality Table and the Variable Annuity Commissioners’ Annuity Reserve Valuation Method ("VM-21"), with assumed interest rates ranging from 3.5% to 8.25%. Generally, owners of the Company’s deferred annuities are able, at their discretion, to withdraw funds from their policies. For some policies, the withdrawals are subject to surrender charges in the early years.

At December 31, 2018 and 2017, the Company’s liabilities for GMDB and GMAB reserves, which are associated with variable annuity products, amounted to $25 million and $17 million, respectively, and were recorded in Policy reserves in the accompanying Statutory Statements of Financial Position.

At December 31, 2018 and 2017, there were no changes to reserve basis.

The tabular interest has been determined by formula as described in the NAIC instructions except for individual deferred annuities for which tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released has been determined by formula as described in the NAIC instructions. The tabular cost has been determined by formula as described in the NAIC instructions.
Deposit Funds
Deposit funds at December 31, 2018 and 2017 were as follows (in millions):

	2018	2017
Fixed period annuities	$940	$837
Supplemental contracts without life contingencies	344	310
Continued interest accounts	24	29
Total deposit funds	$1,308	$1,176

50

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds
The following table reflects the withdrawal characteristics of annuity reserves and deposit fund liabilities at December 31, 2018 and 2017 ($ in millions):

	2018
	General Account	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$24,895	$—	$24,895	27%
At book value less current surrender charge of 5% or more	6,585	—	6,585	7
At fair value	—	24,533	24,533	26
Total with adjustment or at fair value	31,480	24,533	56,013	60
At book value without adjustment	21,718	—	21,718	23
Not subject to discretionary withdrawal	15,729	—	15,729	17
Total annuity reserves and deposit fund liabilities	$68,927	$24,533	$93,460	100%

	2017
	General Account	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$21,208	$—	$21,208	23%
At book value less current surrender charge of 5% or more	6,635	—	6,635	7
At fair value	—	26,748	26,748	29
Total with adjustment or at fair value	27,843	26,748	54,591	59
At book value without adjustment	23,560	—	23,560	25
Not subject to discretionary withdrawal	14,310	—	14,310	16
Total annuity reserves and deposit fund liabilities	$65,713	$26,748	$92,461	100%

NOTE 13 - REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota–share yearly renewable term basis for many products, except for custom guarantee universal life, survivorship custom guarantee universal life and asset flex products. Most of the ceded business is on an automatic basis. The quota–share currently ceded on new business ranges from 10% to 90%. All products are ceded from first dollar with the exception of current performance survivorship universal life, which has a minimum size policy ceded of either $0 or $1 million. Cases in excess of the Company’s retention and certain substandard cases are ceded on a facultative basis. The majority of the Company's facultative reinsurance is for substandard cases which the Company typically cedes 90%.

The ceding of risk does not discharge the Company from its primary obligations to policyholders. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

51

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 13 - REINSURANCE (continued)

Life insurance ceded was 48% and 60% of total life insurance in-force at December 31, 2018, and 2017, respectively. The reserve reductions taken for life insurance reinsured at December 31, 2018 and 2017 were $550 million and $4,447 million, respectively.

The effects of reinsurance for the years ended December 31, 2018, 2017 and 2016 were as follows (in millions):

	2018	2017	2016
Premiums:
Direct	$12,771	$13,928	$13,360
Assumed	5	4	4
Ceded	(541)	(616)	(632)
Net premiums	$12,235	$13,316	$12,732
Policyholders’ benefits ceded	$468	$774	$715
Reinsurance recoverable	$76	$207	$168

Effective April 1, 2018, the Company’s coinsurance with funds withheld and modified coinsurance agreements with New York Life to cede 90% of a block of inforce life insurance business were terminated and the Company fully recaptured the risks related to the business previously reinsured under the agreements. The Company paid New York Life a recapture fee in the amount of $21 million pre-tax. The recapture of these reinsurance agreements did not have a material impact to the Company’s surplus. Prior to the recapture, the Company had ceded 90% of the retained portion of a block of in-force life insurance business through a reinsurance agreement with New York Life using a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for policies in the separate accounts. Under both the MODCO and funds withheld treaties, the Company retained the assets held in relation to the policy reserves and separate accounts liabilities. An experience refund was paid to the Company at the end of each accounting period for 100% of New York Life’s profits in excess of $5 million per year. Experience refunds received in 2018, 2017 and 2016 were $3 million, $71 million and $37 million, respectively, which is reported in premiums in the accompanying Statutory Statements of Operations. At December 31, 2017 , the Company ceded reserves under coinsurance with funds withheld and MODCO of $5,347 million.

The Company has reinsurance agreements with New York Life Agents Reinsurance Company (“NYLARC”). NYLARC is a life insurance company wholly-owned by NYLARC Holding Company, Inc., whose shareholders consist of New York Life’s top agents who meet certain criteria and who may also be agents of the Company or NYLIFE Insurance Company of Arizona ("NYLAZ"). NYLARC reinsures a portion of certain life insurance products sold by its shareholders. NYLARC’s purpose is to retain high production agents, and increase the volume and quality of the business that they submit to New York Life, NYLAZ and the Company.

The Company had reinsured certain policies with unauthorized companies that prevent it from recognizing full reinsurance credit. Since these reinsurers are not recognized in the State of Delaware, and the receivable owed to the Company is not secured by cash, securities or other permissible collateral, the Company established a liability equal to the net credit received.

52

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 14 - BENEFIT PLANS

The Company participates in the cost of the following plans sponsored by New York Life: (1) certain postretirement life and health benefits for retired employees and agents including their eligible dependents, (2) certain defined benefit pension plans for eligible employees and agents (3) certain defined contribution plans for substantially all employees and agents and (4) postemployment benefits. The expense for these plans is allocated to the Company in accordance with an intercompany cost sharing agreement. The liabilities for these plans are included with the liabilities for the corresponding plan of New York Life. The Company’s share of the cost of these plans was as follows for the years ended December 31, 2018, 2017 and 2016 (in millions):

	2018	2017	2016
Defined benefit pension	$31	$27	$28
Defined contribution	9	9	9
Postretirement life and health	6	6	6
Total	$46	$42	$43

NOTE 15 - COMMITMENTS AND CONTINGENCIES
Support and Credit Agreements
New York Life Capital Corporation (“NYLCC”), a wholly-owned subsidiary of NYLIFE LLC, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2018 and 2017, the Company had no outstanding loan balance to NYLCC. During 2018, 2017 and 2016, the Company had no interest expense.

In addition, the Company has a credit agreement with New York Life dated April 1, 1999, as amended, in which New York Life may borrow from the Company up to $490 million. During 2018 and 2017, the credit facility was not used, no interest was paid and there was no outstanding balance due.
Guarantees
At the inception of a guarantee (except unlimited guarantees), the Company recognizes an initial liability at fair value for the obligations it has undertaken, regardless of the probability of performance under the guarantee. This includes guarantees made on behalf of affiliates unless the guarantee is deemed unlimited. At December 31, 2018 and 2017, the Company had no such guarantees.
Litigation
The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Some of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

53

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 15 - COMMITMENTS AND CONTINGENCIES (continued)

Borrowed Money
Refer to Note 6 - Investments for a more detailed discussion of the Company's commitments for loaned securities and repurchase agreements.
Assessments
Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.
Other Commitments and Contingencies
Prior to July 1, 2002, the Company did business in Taiwan through a branch operation (the "Taiwan Branch"). On July 1, 2002, the Taiwan Branch ceased operations and all of its liabilities and assets, including policy liabilities were transferred to New York Life Insurance Taiwan Corporation ("Taiwan Corporation"), an indirect subsidiary of New York Life. On December 31, 2013, Taiwan Corporation was sold to Yuanta Financial Holding Co. Ltd. ("Yuanta"). Under the terms of the sale agreement, Yuanta has agreed to satisfy in full, or to cause Taiwan Corporation to satisfy in full, all of Taiwan Corporation's obligations under the Taiwan Branch policies that were transferred to Taiwan Corporation on July 1, 2002. However, the Company, under Taiwan law, also remains contingently liable for these policies in the event that neither Taiwan Corporation nor Yuanta meets its obligations. This contingent liability of the Company has not been recognized on the accompanying Statutory Statements of Financial Position because it does not meet the probable and estimable criteria of SSAP No. 5R.

At December 31, 2018 and 2017, the Company and its guaranteed separate accounts had contractual commitments to extend credit for commercial mortgage loans at both fixed and variable rates of interest, which amounted to approximately $1,291 million and $821 million, respectively. These commitments are diversified by property type and geographic location. There were no contractual commitments to extend credit under residential loan agreements at December 31, 2018 and 2017.

At December 31, 2018 and 2017, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $722 million and $662 million, respectively.

Unfunded commitments on limited partnership, limited liability companies and other invested assets amounted to $312 million and $268 million at December 31, 2018 and 2017, respectively. Unfunded commitments on LIHTC amounted to $11 million and $17 million at December 31, 2018 and 2017, respectively. At December 31, 2018 and 2017, unfunded commitments on LIHTC are included in Limited partnerships and other invested assets, with an offset in Other liabilities in the accompanying Statutory Statement of Financial Position.

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

54

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 15 - COMMITMENTS AND CONTINGENCIES (continued)

FHLB Agreement
The Company is a member of the FHLB of Pittsburgh. Membership in the FHLB of Pittsburgh provides the Company with a significant source of alternative liquidity. Advances received by the general account are included in Other liabilities in the accompanying Statutory Statements of Financial Position. When borrowing from the FHLB of Pittsburgh, the Company is required to post collateral in the form of eligible securities, including mortgage-backed, government and agency debt instruments for each of the advances received. Upon any event of default by the Company, the FHLB of Pittsburgh's recovery from the collateral is limited to the amount of the Company's liability to the FHLB of Pittsburgh.

The amount of FHLB of Pittsburgh common stock held, in aggregate exclusively in the Company’s general account at December 31, 2018 and 2017 was as follows (in millions):

	2018	2017
Membership stock - Class B (1)	$28	$26
Activity stock	—	—
Aggregate total	$28	$26
Actual or estimated borrowing capacity as determined by the insurer	$5,073	$4,903
(1) Membership stock is not eligible for redemption.

At December 31, 2018 and 2017, the Company did not have an outstanding balance due to the FHLB of Pittsburgh. The maximum amount borrowed and collateral pledged to the FHLB of Pittsburgh during the years ended December 31, 2018 and 2017 was as follows (in millions):

	Fair Value	Carrying Value	Maximum Amount Borrowed During the Year
Current year general account	$31	$31	$10
Current year separate accounts	$—	$—	$—
Prior year total general and separate accounts	$17	$17	$10

The Company does not have any prepayment obligations for the borrowing arrangement.

55

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 16 - INCOME TAXES

The components of the net DTAs and DTLs were as follows at December 31, 2018 and 2017 (in millions):

	2018			2017			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$1,060	$164	$1,224	$944	$127	$1,071	$116	$37	$153
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross DTAs	1,060	164	1,224	944	127	1,071	116	37	153
Nonadmitted DTAs (1)	296	—	296	88	—	88	208	—	208
Subtotal net admitted DTAs	764	164	928	856	127	983	(92)	37	(55)
Gross DTLs	456	146	602	526	121	647	(70)	25	(45)
Net admitted DTAs (2)	$308	$18	$326	$330	$6	$336	$(22)	$12	$(10)
(1) DTAs are nonadmitted primarily because they are not expected to be realized within three years of the Statutory Statement of Financial Position date.
(2) The total net admitted DTAs are included in Other assets in the accompanying Statutory Statements of Financial Position.

The admission calculation components are as follows (paragraph references throughout Note 16 are to paragraphs of SSAP No. 101 “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10”) (in millions):

	December 31, 2018			December 31, 2017			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (Paragraph 11.a)	$—	$26	$26	$—	$22	$22	$—	$4	$4
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from paragraph 11.a above) after application of the threshold limitation (the lesser of paragraph 11.b.i and 11.b.ii below):	292	8	$300	313	—	313	(21)	8	(13)
Adjusted gross DTAs expected to be realized following the balance sheet date. (Paragraph 11.b.i)	292	8	$300	313	—	313	(21)	8	(13)
Adjusted gross DTAs allowed per limitation threshold (Paragraph 11.b.ii)	N/A	N/A	1,239	N/A	N/A	1,328	N/A	N/A	(89)
Adjusted gross DTAs (excluding the amount of DTAs from paragraphs 11.a and 11.b above) offset by gross DTLs (Paragraph 11.c)	472	130	602	543	105	648	(71)	25	(46)
DTAs admitted as the result of application of SSAP 101 (Total of paragraphs 11.a, 11.b, 11.c).	$764	$164	$928	$856	$127	$983	$(92)	$37	$(55)
The ratio used to determine the applicable period used in paragraph 11.b.i above and the amount of adjusted capital and surplus used to determine the percentage threshold limitation in paragraph 11.b.ii above are as follows ($ in millions):

	December 31,
	2018	2017
Ratio percentage used to determine recovery period and threshold limitation amount.	1,010%	1,159%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in paragraph 11.b.ii above.	$8,260	$8,852

56

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

There was no impact on the Company’s adjusted gross and net admitted DTAs due to tax planning strategies at December 31, 2018 and 2017.

The Company did not use reinsurance in its tax planning strategies. The Company had no unrecognized DTLs at December 31, 2018 and 2017. Additionally, the Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.

The TCJA was enacted on December 22, 2017 and it significantly changes U.S. tax law primarily by lowering the corporate income tax rate from 35% to 21% beginning in 2018. Deferred taxes were revalued to reflect the 21% corporate income tax rate with the following result (in millions):

	2018	2017
Deferred income tax benefit on change in net unrealized capital gains	$—	$14
Decrease in net deferred taxes related to other items	(2)	(296)
Decrease to net deferred taxes booked to surplus	(2)	(282)
Decrease to nonadmitted deferred taxes	—	325
Total change in net admitted DTAs	$(2)	$43

For tax years beginning January 1, 2018, the TCJA limits life insurance reserves for tax purposes to the greater of the net surrender value or 92.81% of NAIC required reserves effective January 1, 2018. Tax accounting for these changes requires the restatement of December 31, 2017 life insurance tax reserves calculated using pre TCJA rules to the amounts required to be held under the TCJA. This revaluation requires establishing a “gross up” in which a new DTA for the revised statutory to tax difference is recorded and offset by a DTL in an equal amount. The Company has recorded offsetting DTAs and DTLs in the provisional amount of $472 million in 2017. The tax accounting has been completed within the measurement period, as defined in INT 18-01. On the basis of life insurance tax reserve computations that were completed during the reporting period, an additional measurement period tax reserve decrease of $24 million was recognized to the DTL and $24 million offset to the DTA. The restatement of life insurance tax reserves, which has now been determined to be complete, resulted in a total DTL of $448 million with a corresponding adjustment of $448 million to the DTA.

Significant components of the current federal and foreign income taxes for the years ended December 31, 2018, 2017 and 2016 were as follows (in millions):

	2018	2017	2016	Change 2018-2017	Change 2017-2016
Federal(1)	$215	$248	$279	$(33)	$(31)
Foreign	—	1	—	(1)	1
Subtotal	215	249	279	(34)	(30)
Federal income tax on net capital gains (losses)	(24)	15	(21)	(39)	36
Utilization of capital loss carry-forward	—
Other (Prior period correction)	(22)	—		(22)	—
Total federal and foreign income taxes	$169	$264	$258	$(95)	$6
(1) The Company had investment tax credits of $30 million, $36 million and $38 million for the years ended December 31, 2018, 2017 and 2016, respectively.

57

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

The tax effects of temporary differences that give rise to DTAs and DTLs at December 31, 2018 and 2017 were as follows (in millions):

	2018	2017	Change
DTAs
Ordinary:
Pension accrual	$27	$29	$(2)
Policyholder reserves	733	624	109
Deferred acquisition costs	241	233	8
Fixed assets	2	2	—
Receivables - nonadmitted	4	9	(5)
Investments	53	47	6
Other	—	(1)	1
Subtotal	1,060	943	117
Nonadmitted	296	88	208
Admitted ordinary DTAs	764	855	(91)
Capital:
Investments	164	127	37
Subtotal	164	127	37
Nonadmitted	—	—	—
Admitted capital DTAs	164	127	37
Total admitted DTAs	928	982	(54)
DTLs
Ordinary:
Investments	45	28	17
Policyholder reserves	410	497	(87)
Other	1	1	—
Subtotal	456	526	(70)
Capital:
Investments	146	121	25
Subtotal	146	121	25
Total DTLs	602	647	(45)
Net admitted DTAs	$326	$335	$(9)
Deferred income tax (expense)/benefit on change in net unrealized capital gains/(losses)			$28
Increase in net deferred taxes related to other items			153
Increase in deferred income taxes reported in prior period correction			18
Decrease in DTAs nonadmitted			(190)
Decrease in DTAs nonadmitted reported in prior period correction			$(18)
Total change in net admitted DTAs			$(9)

58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

The Company’s income tax expense for the years ended December 31, 2018, 2017 and 2016 differs from the amount obtained by applying the statutory rate of 21%, 35% and 35%, respectively, to net gain from operations after dividends to policyholders and before federal income taxes for the following reasons (in millions):

	2018	2017	2016	Change 2018-2017	Change 2017-2016
Net gain from operations after dividends to policyholders and before federal and foreign income taxes at statutory rate	$103	$304	$409	$(201)	$(105)
Net realized capital gains (losses) at statutory rate	(7)	31	(38)	(38)	69
Tax exempt income	(22)	(52)	(47)	30	(5)
Tax credits, net of withholding	(33)	(40)	(40)	7	—
Amortization of IMR	(9)	(12)	(18)	3	6
Impact of TCJA	(2)	296	—	(298)	296
Prior year audit liability and settlement	(3)	(1)	(36)	(2)	35
Non-admitted assets	(6)	12	(13)	(18)	25
Accruals in surplus	(7)	(4)	(23)	(3)	19
Other	(16)	12	10	(28)	2
Income tax incurred and change in net DTAs during period	$(2)	$546	$204	$(548)	$342
Federal income taxes reported in the Company's Statutory Statements of Operations	$215	$249	$279	$(34)	$(30)
Capital gains tax expense (benefit) incurred	(24)	15	(21)	(39)	36
Change in net deferred income taxes	(153)	282	(54)	(435)	336
Change in current and deferred income taxes reported in prior period correction	(40)	—	—	(40)	—
Total federal and foreign income tax expense	$(2)	$546	$204	$(548)	$342

The Company’s federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2010 and tax years 2011 through 2013 are currently under examination. There were no material effects on the Company’s accompanying Statutory Statements of Operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

The Company did not have any operating loss and tax credit carry forwards available for tax purposes. The total income taxes incurred in prior years that will be available for recoupment in the event of future net losses total $0, $29 million and $0, related to the years ended December 31, 2018, 2017 and 2016, respectively.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

As discussed in Note 3 – Significant Accounting Policies - Federal Income Taxes, the Company’s federal income tax return is consolidated with New York Life, NYLAZ, NYLIFE LLC, New York Life Enterprises LLC, NYL Investments, and NYL Investors.

At December 31, 2018 and 2017, the Company recorded a current income tax receivable of $118 million and $18 million, respectively, which is included in Other assets in the accompanying Statutory Statements of Financial Position.

At December 31, 2018, the Company had no protective tax deposits on deposit with the IRS under Section 6603 of the IRC.

59

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 17 - CAPITAL AND SURPLUS
Capitalization
The Company has 20,000 shares authorized, with a par value of $10,000 per share with 2,500 shares issued and outstanding. All shares are common stock and are owned by New York Life. The Company has no preferred stock.
Other Surplus Adjustments
Other adjustments, net in the accompanying Statutory Statements of Changes in Surplus at December 31, 2018, 2017 and 2016, principally include the effects of the following (in millions):

	2018	2017	2016
Surplus withdrawn from separate accounts	$48	$44	$41
Changes in surplus relating to separate accounts	(43)	(50)	(38)
Change in liability for reinsurance in unauthorized companies	1	2	(4)
Total	$6	$(4)	$(1)
Nonadmitted Assets
Under statutory accounting rules, a nonadmitted asset is defined as an asset having economic value other than that which can be used to fulfill policyholder obligations, or those assets that are unavailable due to encumbrances or other third-party interests. These assets are not recognized in the accompanying Statutory Statements of Financial Position, and are, therefore, considered nonadmitted. The changes between years in nonadmitted assets are charged or credited directly to surplus.

NOTE 18 - DIVIDENDS TO STOCKHOLDER

The Company is subject to restrictions on the payment of dividends to New York Life. Under the Delaware Insurance Code, cash dividends can be paid only out of that part of the Company’s available and accumulated surplus funds which are derived from realized net operating profits on its business and realized capital gains, and dividends (or other distributions) on capital stock can be declared and paid only out of earned surplus (being an amount equal to the unassigned funds of the Company as set forth in its most recent annual statement submitted to the Delaware Insurance Commissioner (“the Commissioner”), including all or part of the surplus arising from unrealized capital gains or revaluation of assets), except as otherwise approved by the Commissioner (provided that stock dividends may be paid out of any available surplus funds). Furthermore, no extraordinary dividend may be paid until 30 days after the Commissioner has received notice of such declaration and has not disapproved such payment within such 30 day period, or the Commissioner has approved such payment within that 30 day period. Extraordinary dividends are defined as any dividend or distribution or cash or other property, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10 percent of the Company’s surplus as regards policyholders as of the preceding December 31 or (2) the net gain from operations of the Company for the 12 month period ending on the preceding December 31 (not including pro rata distributions of any class of the Company’s own securities).

At December 31, 2018, the amount of earned surplus of the Company available for the payment of dividends was $4,633 million. The maximum amount of dividends that may be paid in 2019 without prior notice to or approval of the Delaware Insurance Commissioner is $856 million.

Dividends may be declared by the Board of Directors of the Company from available surplus, as it deems appropriate, on a non-cumulative basis. In 2018, the Company paid $600 million in dividends to its sole stockholder, New York Life. In 2017, the Company paid a $275 million dividend to New York Life. In 2016, the Company did not declare or pay a dividend to New York Life.

60

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS

The following table lists each loan-backed and structured security at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year (in thousands):

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
General Account
02147QAF9	$349	$348	$1	$348	$332	12/31/2018
059469AF3	1,066	1,061	5	1,061	1,055	12/31/2018
05948KP52	511	507	4	507	483	12/31/2018
05951KBA0	776	765	12	765	758	12/31/2018
05953YAA9	4,065	4,045	20	4,045	3,912	12/31/2018
12544TAH7	266	251	15	251	260	12/31/2018
12544VAB5	50	48	1	48	48	12/31/2018
12627HAK6	912	894	18	894	867	12/31/2018
12628KAF9	1,053	1,030	23	1,030	952	12/31/2018
12628LAJ9	238	233	5	233	224	12/31/2018
12629EAD7	1,117	1,108	9	1,108	1,057	12/31/2018
126384AQ9	41	37	3	37	38	12/31/2018
12638PAE9	1,329	1,314	16	1,314	1,286	12/31/2018
12667G6W8	1,111	1,089	22	1,089	1,098	12/31/2018
12669GT50	1	—	1	—	—	12/31/2018
17029RAA9	182	23	159	23	7	12/31/2018
17309BAB3	151	147	4	147	146	12/31/2018
251513AV9	1,879	1,818	61	1,818	1,842	12/31/2018
251513BC0	731	696	35	696	714	12/31/2018
32052MAA9	199	195	4	195	117	12/31/2018
3622E8AC9	3,292	3,067	226	3,067	3,089	12/31/2018
3622ELAG1	349	329	20	329	319	12/31/2018
3622MPAT5	40	39	1	39	39	12/31/2018
36244SAC2	4,804	4,451	353	4,451	4,679	12/31/2018
36244SAF5	2,990	2,769	222	2,769	2,910	12/31/2018
466247ZQ9	549	513	37	513	539	12/31/2018
46625YQX4	2,499	2,246	254	2,246	2,109	12/31/2018
46628BBD1	411	397	13	397	396	12/31/2018
61749EAH0	929	871	58	871	881	12/31/2018
61751DAE4	451	417	34	417	422	12/31/2018
61751JAH4	1,773	1,549	224	1,549	1,715	12/31/2018
61751JAJ0	1,760	1,540	220	1,540	1,715	12/31/2018
61752RAH5	439	430	9	430	430	12/31/2018

61

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
61752RAM4	953	917	36	917	923	12/31/2018
76110VSU3	721	699	22	699	646	12/31/2018
81744HAF0	624	594	30	594	595	12/31/2018
86359B5U1	55	50	5	50	54	12/31/2018
86359DNP8	181	170	11	170	180	12/31/2018
93934FCE0	1,127	1,098	29	1,098	1,102	12/31/2018
00764MCQ8	325	324	—	324	324	9/30/2018
05948KH77	748	741	7	741	746	9/30/2018
059515AE6	1,054	1,053	2	1,053	1,024	9/30/2018
12627HAK6	935	932	3	932	914	9/30/2018
12628KAF9	1,087	1,075	12	1,075	1,051	9/30/2018
12628LAJ9	250	242	8	242	229	9/30/2018
12629EAD7	1,149	1,135	14	1,135	1,120	9/30/2018
12638PAE9	1,401	1,364	37	1,364	1,368	9/30/2018
12667G6W8	805	795	10	795	805	9/30/2018
12669GT50	3	1	2	1	—	9/30/2018
15132EFL7	676	604	72	604	653	9/30/2018
17029RAA9	203	142	62	142	136	9/30/2018
225458Y85	1,179	1,097	82	1,097	1,161	9/30/2018
32052MAA9	227	202	24	202	122	9/30/2018
649603AQ0	123	123	—	123	122	9/30/2018
69335QAL7	6,118	5,657	462	5,657	5,774	9/30/2018
69336QAL6	583	540	42	540	551	9/30/2018
76110VSU3	805	781	23	781	731	9/30/2018
059469AF3	1,203	1,139	64	1,139	1,184	6/30/2018
059515AE6	1,137	1,097	40	1,097	1,069	6/30/2018
059515BM7	1	—	1	—	1	6/30/2018
05951FAK0	359	356	3	356	353	6/30/2018
05951KAZ6	101	99	2	99	99	6/30/2018
05951KBA0	589	555	34	555	580	6/30/2018
12498NAD5	1,106	968	138	968	963	6/30/2018
12544TAH7	365	356	8	356	364	6/30/2018
12544VAB5	55	53	1	53	54	6/30/2018
12627HAK6	1,006	971	35	971	971	6/30/2018
12628LAJ9	264	257	6	257	242	6/30/2018
12629EAD7	1,191	1,180	11	1,180	1,189	6/30/2018
12669GT50	15	14	1	14	13	6/30/2018
15132EJH2	413	353	60	353	391	6/30/2018

62

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
17029RAA9	373	203	170	203	189	6/30/2018
36185MBN1	9	9	—	9	9	6/30/2018
362375AF4	846	772	73	772	843	6/30/2018
46625YQY2	1,198	—	1,199	—	68	6/30/2018
57643MDW1	95	12	84	12	90	6/30/2018
57643MEU4	4	1	3	1	2	6/30/2018
69335QAL7	6,174	6,153	21	6,153	5,845	6/30/2018
76110VSU3	924	892	32	892	821	6/30/2018
94983PAG3	452	449	3	449	448	6/30/2018
94984FAT6	1,448	1,369	79	1,369	1,441	6/30/2018
94985GBB1	1,285	1,153	131	1,153	1,280	6/30/2018
00011#AA1	1,844	1,844	—	1,844	1,713	3/31/2018
05948KH77	494	493	1	493	494	3/31/2018
05948KP52	629	611	18	611	609	3/31/2018
059515BM7	7	2	5	2	4	3/31/2018
05951KAZ6	110	106	4	106	107	3/31/2018
05951KBA0	1,042	993	49	993	1,023	3/31/2018
1248MBAJ4	4,517	4,455	62	4,455	4,309	3/31/2018
1248MBAL9	1,490	1,468	22	1,468	1,405	3/31/2018
12627HAK6	1,079	1,028	51	1,028	1,006	3/31/2018
12629EAD7	1,288	1,216	72	1,216	1,232	3/31/2018
12638PAE9	1,542	1,451	92	1,451	1,470	3/31/2018
12667GXM0	2,072	2,032	41	2,032	2,038	3/31/2018
12669GJ51	52	41	10	41	52	3/31/2018
12669GT50	42	39	2	39	38	3/31/2018
151314CC3	702	548	155	548	682	3/31/2018
151314DJ7	228	227	—	227	217	3/31/2018
17029RAA9	351	334	17	334	283	3/31/2018
225470S95	794	585	210	585	760	3/31/2018
36185MBN1	182	180	2	180	181	3/31/2018
3622MPAT5	48	47	—	47	48	3/31/2018
45660LHT9	639	588	51	588	606	3/31/2018
46628LBJ6	622	241	380	241	503	3/31/2018
57643MDX9	41	29	12	29	41	3/31/2018
57643MDY7	15	9	6	9	14	3/31/2018
61751DAE4	523	491	32	491	518	3/31/2018
61752RAH5	514	478	36	478	500	3/31/2018
61752RAJ1	1,140	1,059	82	1,059	1,115	3/31/2018

63

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
69336RDQ0	721	603	118	603	623	3/31/2018
69337VAE0	2,374	2,018	356	2,018	2,207	3/31/2018
76110VSU3	1,007	1,002	5	1,002	920	3/31/2018
78477AAA5	300	300	—	300	252	3/31/2018
863579XV5	337	323	14	323	299	3/31/2018
93934FEM0	1,202	1,132	70	1,132	1,160	3/31/2018
Subtotal - General Account	XXX	XXX	$7,258	XXX	XXX
Guaranteed Separate Accounts
009451AP0	$2	$2	$—	$2	$2	12/31/2018
02147QAF9	466	464	2	464	442	12/31/2018
059469AF3	177	176	1	176	176	12/31/2018
05951KBA0	45	44	1	44	44	12/31/2018
12544VAB5	20	19	1	19	19	12/31/2018
12627HAK6	160	157	3	157	153	12/31/2018
12628KAF9	137	134	3	134	124	12/31/2018
126384AQ9	40	37	3	37	38	12/31/2018
3622E8AC9	70	65	5	65	66	12/31/2018
3622MPAT5	40	39	1	39	39	12/31/2018
36244SAC2	263	244	20	244	256	12/31/2018
36244SAF5	249	231	19	231	243	12/31/2018
61749EAH0	199	187	13	187	189	12/31/2018
61751DAE4	64	60	5	60	60	12/31/2018
76110VSU3	6	6	—	6	6	12/31/2018
86359B5U1	55	50	5	50	54	12/31/2018
059515AE6	124	124	—	124	120	9/30/2018
12627HAK6	164	164	—	164	161	9/30/2018
12628KAF9	142	140	2	140	137	9/30/2018
76110VSU3	7	7	—	7	6	9/30/2018
009451AP0	6	2	4	2	2	6/30/2018
059469AF3	200	189	11	189	197	6/30/2018
059515AE6	134	129	5	129	126	6/30/2018
05951KBA0	253	237	15	237	249	6/30/2018
12544VAB5	22	21	1	21	22	6/30/2018
12627HAK6	177	171	6	171	171	6/30/2018
76110VSU3	8	8	—	8	7	6/30/2018
94984FAT6	27	25	1	25	27	6/30/2018

64

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
05951KBA0	55	52	3	52	54	3/31/2018
1248MBAL9	229	225	3	225	216	3/31/2018
12627HAK6	189	181	8	181	178	3/31/2018
3622MPAT5	48	47	—	47	48	3/31/2018
45660LHT9	852	784	67	784	809	3/31/2018
61751DAE4	75	70	5	70	74	3/31/2018
76110VSU3	9	9	—	9	8	3/31/2018
Subtotal - Guaranteed Separate Accounts	XXX	XXX	$213	XXX	XXX
Grand Total	XXX	XXX	$7,471	XXX	XXX

(1)Only the impaired lots within each CUSIP are included within this table.
(2)CUSIP amounts less than $1 thousand within this table are shown as zero.

NOTE 20 - SUBSEQUENT EVENTS

At March 7, 2019, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying statutory financial statements that would have a material effect on the financial condition of the Company.

65

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

GLOSSARY OF TERMS

Term	Description
ABS	Asset-backed securities
AVR	Asset valuation reserve
CMBS	Commercial mortgage-backed securities
COLI	Corporate owned life insurance
CSAs	Credit support annexes
DRD	Dividends received deduction
DSID (or “statutory accounting practices”)	Delaware State Insurance Department
DTA	Deferred tax asset(s)
DTL	Deferred tax liability(ies)
FHLB	Federal Home Loan Bank
GMAB	Guaranteed minimum accumulation benefit
GMDB	Guaranteed minimum death benefit
IMR	Interest maintenance reserve
INT 18-01	National Association of Insurance Commissioners Interpretation 18-01
IRC	Internal Revenue Code
IRS	Internal Revenue Service
LIHTC	Low-Income Housing Tax Credit
LTV	Loan to value ratio
MCF	Madison Capital Funding LLC
MCF Note Agreement	New York Life note funding agreement with MCF
MODCO	Modified coinsurance
NAIC	National Association of Insurance Commissioners
NAIC SAP	National Association of Insurance Commissioners’ Accounting Practices and Procedures
NAV	Net asset value
NYLARC	New York Life Agents Reinsurance Company
NYLAZ	NYLIFE Insurance Company of Arizona
NYLCC	New York Life Capital Corporation
NYLIFE Distributors	NYLIFE Distributors LLC
NYLIM	New York Life Investment Management LLC
NYL Investments	New York Life Investment Management Holdings LLC
NYL Investors	NYL Investors LLC
NYLIFE Securities	NYLIFE Securities LLC
OTC	Over-the-counter
OTC-cleared	Over-the-counter clearinghouse
OTC-bilateral	Over-the-counter bilateral agreements
OTTI	Other-than-temporary impairment(s)
PBR	Principle-based reserves
RMBS	Residential mortgage-backed securities

66

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

Term	Description
SSAP	Statement of statutory accounting principle
Taiwan Branch	NYLIAC's former branch operations in Taiwan
Taiwan Corporation	New York Life Insurance Taiwan Corporation
TCJA	Tax Cuts and Jobs Act
TDR	Troubled debt restructuring
U.S. GAAP	Accounting principles generally accepted in the United States of America
UL	Universal life
VA	Variable annuity
VEBA	Voluntary Employees Beneficiary Association Trusts
VUL	Variable universal life
Yuanta	Yuanta Financials Holding Co., Ltd.

67

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
At and for the Year Ended December 31, 2018

The following is a summary of certain financial information included in exhibits and schedules in the Annual Statement filed with the Delaware Insurance Department subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment Income Earned:
U.S. government bonds	$218,869,998
Other bonds (unaffiliated)	3,000,332,624
Bonds of affiliates	92,752,269
Preferred stocks (unaffiliated)	34,621
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	39,857,140
Common stocks of affiliates	—
Mortgage loans	608,633,082
Real estate	4,277,326
Premium notes, policy loans and liens	54,331,946
Cash on hand and on deposit	1,588,475
Short-term investments	25,123,509
Derivative instruments	26,137,370
Other invested assets	70,709,613
Aggregate write-ins for investment income	5,992,161
Gross investment income	$4,148,640,134

Real Estate Owned - Book Value less Encumbrances	$56,576,567

Mortgage Loans - Book Value:
—
Residential mortgages	$24,451,470
Commercial mortgages	13,317,649,189
Mezzanine real estate loans	867,635,686
Total mortgage loans	$14,209,736,345

Mortgage Loans by Standing - Book Value:
Good standing	$14,206,717,793
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$787,084
Foreclosures in process	$2,231,468

Other Invested Assets - Statement Value	$1,320,214,434

Collateral Loans	$—

68

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Bonds and Stocks of Parent, Subsidiaries and Affiliates - Book Value:
Bonds	$1,908,690,804
Preferred stocks	$—
Common stocks	$—

Bonds and Short-Term Investments by Maturity and NAIC Designation:
Bonds by maturity - statement value:
Due within one year or less	$6,504,275,403
Over one year through five years	24,937,401,147
Over five years through 10 years	31,246,868,431
Over 10 years through 20 years	23,031,868,331
Over 20 years	1,180,047,616
Total by maturity	$86,900,460,928

Bonds by NAIC designation - statement value
NAIC 1	$56,268,989,359
NAIC 2	26,215,197,326
NAIC 3	2,456,182,067
NAIC 4	1,724,283,128
NAIC 5	193,356,235
NAIC 6	42,452,813
Total by NAIC designation	$86,900,460,928

Total bonds publicly traded	$54,001,599,071
Total bonds privately placed	$32,898,861,857

Preferred Stocks - Statement Value	$11,881,015

Common Stocks - Market Value	$1,315,476,336

Short-Term Investments - Book Value	$8,378,146

Options, Caps and Floors Owned - Statement Value	$65,467,849

Options, Caps and Floors Written and In-Force - Statement Value	$—

Collar, Swap and Forward Agreements Open - Statement Value	$248,679,483

Future Contracts Open - Current Value	$(24,406)

Cash on Deposit	$(173,244,351.85)

69

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Life Insurance In-Force (in thousands):
Industrial	$—
Ordinary	$175,250,618
Credit life	$—
Group life	$8,159,273

Amount of Accidental Death Insurance In-Force Under
Ordinary Policies (in thousands):	$1,150,451

Life Insurance Policies with Disability Provisions In-Force (in thousands):
Industrial	$—
Ordinary	$16,219,253
Credit life	$—
Group life	$—

Supplementary Contracts In-Force:
Ordinary - not involving life contingencies
Amount on deposit	$368,048,512
Income payable	$55,112,866

Ordinary - involving life contingencies
Income payable	$31,512,544

Group - not involving life contingencies
Amount on deposit	$—
Income payable	$—

Group - involving life contingencies
Income payable	$—

Annuities:
Ordinary
Immediate - amount of income payable	$1,464,351,685
Deferred - fully paid account balance	$44,323,486,514
Deferred - not fully paid - account balance	$28,127,830,831

Group
Amount of income payable	$86,837,027
Fully paid account balance	$2,514,251
Not fully paid - account balance	$—

70

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Accident and Health Insurance - Premiums In-Force
Ordinary	$—
Group	$—
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit funds - account balance	$202,101,079
Dividend accumulations - account balance	$—

Claim Payments 2018 (in thousands):
Group accident and health - year ended December 31, 2018
2018	$—
2017	$—
2016	$—
2015	$—
2014	$—
Prior	$—

Other accident and health
2018	$—
2017	$—
2016	$—
2015	$—
2014	$—
Prior	$—

Other coverages that use developmental methods to calculate
claims reserves (in thousands):
2018	$528,192
2017	$485,765
2016	$377,370
2015	$362,968
2014	$293,352
Prior	$39,583

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 2 - SUMMARY INVESTMENT SCHEDULE
At and for the Year Ended December 31, 2018

	Gross Investment		Admitted Assets as
Investment Categories	Holdings*		Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. Treasury securities	$592,051,950	0.564%	$592,051,950	—	$592,051,950	0.564%
U.S. government agency & corporate obligations (excluding mortgage-backed securities):
Issued by U.S. government agencies	519,202,447	0.494	519,202,447	—	519,202,447	0.494
Issued by U.S. government-sponsored agencies	525,539,588	0.500	525,539,588	—	525,539,588	0.500
Non-U.S. government (including Canada, excluding mortgage-backed securities)	314,446,201	0.299	314,446,201	—	314,446,201	0.299
Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
State, territories and possessions general obligations	—	—	—	—	—	—
Political subdivisions of states, territories and possessions and political subdivisions general obligations	—	—	—	—	—	—
Revenue and assessment obligations	—	—	—	—	—	—
Industrial development and similar obligations	—	—	—	—	—	—
Mortgage-backed securities (including residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	3,610,645,378	3.437	3,610,645,378	—	3,610,645,378	3.437
Issued or guaranteed by FNMA and FHLMC	3,318,596,646	3.159	3,318,596,646	—	3,318,596,646	3.159
All other	—	—	—	—	—	—
CMOs and REMICs:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	8,094,784,277	7.705	8,094,784,277	—	8,094,784,277	7.706
Issued by non-U.S. government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies shown in line above	—	—	—	—	—	—
All other	7,076,000,054	6.735	7,076,000,054	—	7,076,000,054	6.736
Other debt and other fixed income securities (excluding short-term):
Unaffiliated domestic securities (including credit tenant loans rated by the SVO)	45,566,678,797	43.373	45,566,678,797	—	45,566,678,797	43.380
Unaffiliated foreign securities	13,392,923,881	12.748	13,392,923,881	—	13,392,923,881	12.750
Affiliated securities	1,908,690,804	1.817	1,908,690,804	—	1,908,690,804	1.817

See accompanying notes to financial statements.
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SCHEDULE 2 - SUMMARY INVESTMENT SCHEDULE (continued)

	Gross Investment		Admitted Assets as
Investment Categories	Holdings*		Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Equity interests:
Investments in mutual funds	432,111,791	0.004	432,111,791	—	432,111,791	0.004
Preferred stocks:
Affiliated	—	—	—	—	—	—
Unaffiliated	11,881,015	0.000	11,881,015	—	11,881,015	—
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	—	—	—	—	—
Unaffiliated	848,504,407	0.008	848,504,407	—	848,504,407	0.008
Other equity securities:
Affiliated	—	—	—	—	—	—
Unaffiliated	34,860,138	0.000	34,860,138	—	34,860,138	—
Other equity interests including tangible personal property under lease:
Affiliated	—	—	—	—	—	—
Unaffiliated	—	—	—	—	—	—
Mortgage loans:
Construction and land development	186,100,565	0.002	186,100,565		186,100,565	0.002
Agricultural	—	—	—	—	—	—
Single family residential properties	24,451,470	0.000	24,451,470		24,451,470	—
Multifamily residential properties	4,185,755,320	0.040	4,185,755,320		4,185,755,320
Commercial loans	8,945,793,304	0.085	8,945,793,304		8,945,793,304
Mezzanine real estate loans	867,635,686	0.008	867,635,686		867,635,686	0.008
Real estate investments:
Property occupied by company	—	—	—	—	—	—
Property held for production of income	55,673,628	0.001	55,673,628		55,673,628	0.001
Property held for sale	902,938	0.000	902,938		902,938	—
Policy loans	906,429,204	0.009	894,340,573		894,340,573
Derivatives	418,065,726	0.004	418,065,726		418,065,726	0.004
Receivables for securities	1,010,251	0.000	1,010,251		1,010,251	—
Securities lending	—	—	—	XXX	XXX	XXX
Cash, cash equivalents and short-term investments	1,891,328,585	0.018	1,891,328,585		1,891,328,585	0.018
Other invested assets	1,326,813,258	0.013	1,323,414,245		1,323,414,245	0.013
Total invested assets	$105,056,877,309	100.000%	$105,041,389,665	$—	$105,041,389,665	100.000%
* Gross investment holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual.

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES
At and for the Year Ended December 31, 2018

NAIC Group Code: 0826	NAIC Company Code: 91596	EIN: 13-3044743

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement. $114,943,021,028

2.	Ten largest exposures to a single issuer/borrower/investment.

	Description of		Percentage of Total
Issuer	Exposure	Amount	Admitted Assets
New York Life Insurance Company (Madison Capital Funding LLC)	Affiliated Bonds/Limited Partnership	$2,538,521,397	2.2%
Wells Fargo & Company	Bonds/Equity	$1,127,706,471	1.0%
JPMorgan Chase & Co	Bonds/Equity	$831,475,311	0.7%
Morgan Stanley	Bonds	$695,826,172	0.6%
GS Mortgage Securities	Bonds	$592,484,750	0.5%
General Growth Properties, Inc	Mortgage Loans	$576,573,695	0.5%
CitiGroup	Bonds/Equity	$532,705,389	0.5%
Global Logistic Properties	Mortgage Loans	$479,022,581	0.4%
The Macerich Company	Mortgage Loans	$464,600,000	0.4%
Commingled Pension Trust Fund	Mortgage Loans	$434,236,630	0.4%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Rating	Bonds	Percentage of Total Admitted Assets	Preferred Stocks		Percentage of Total Admitted Assets
NAIC – 1	$56,268,989,359	49.0%	P/RP - 1	$—	—%
NAIC – 2	$26,215,197,326	22.8%	P/RP - 2	$—	—%
NAIC – 3	$2,456,182,067	2.1%	P/RP - 3	$184,774	—%
NAIC – 4	$1,724,283,127	1.5%	P/RP - 4	$—	—%
NAIC – 5	$193,356,235	0.2%	P/RP - 5	$—	—%
NAIC – 6	$42,452,813	—%	P/RP - 6	$11,696,240	—%

See accompanying notes to financial statements.
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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

4.	Assets held in foreign investments:

Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [X]

If response to 4.01 above is Yes, responses are not required for interrogatories 5-10

Total admitted assets held in foreign investments	$12,332,878,668	10.7%
Foreign-currency-denominated investments	$—	—%
Insurance liabilities denominated in that same foreign currency	$—	—%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$12,138,452,533	10.6%
Countries rated NAIC-2	$138,296,675	0.1%
Countries rated NAIC-3 or below	$56,129,460	0.0%

6.	Largest foreign investment exposures by country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
United Kingdom	$3,514,212,997	3.1%
Cayman Islands	$2,391,198,385	2.1%
Countries rated NAIC-2:
Mexico	$74,224,291	0.1%
Colombia	$26,033,766	0.0%
Countries rated NAIC-3 or below:
Bahamas	$34,872,617	—%
Barbados	$7,207,514	—%

7. Aggregate unhedged foreign currency exposure	$388,669,665	0.3%

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:	$375,243,832	0.3%
Countries rated NAIC-2:	$6,208,281	—%
Countries rated NAIC-3 or below:	$7,217,552	—%

75

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SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:
Australia	$141,146,704	0.1%
Luxembourg	$100,542,163	0.1%
Countries rated NAIC-2:
Italy	$2,691,750	—%
India	$2,510,922	—%
Countries rated NAIC-3 or below:
Brazil	$3,315,373	—%
Turkey	$2,754,707	—%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer	NAIC Rating
Smith & Nephew PLC	1	$144,500,000	0.1%
Compass Group PLC	1	$135,000,000	0.1%
STATNETT SF	1	$123,800,000	0.1%
Cooperatieve Rabobank UA	1FE	$114,111,394	0.1%
British Land Company PLC	1	$107,439,667	0.1%
Angel Trains GRP	2	$105,581,424	0.1%
BASF SE	1FE	$104,587,347	0.1%
Anglian Water Group LTD	1FE	$99,383,061	0.1%
Lesaffre	2Z	$97,167,732	0.1%
Intertek Group PLC	2	$96,000,000	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 11.01 is Yes, detail is not required for the remainder of Interrogatory 11

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? Yes[X] No[ ]

If response to 12.01 is Yes, responses are not required for the remainder of Interrogatory 12

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?
Yes [X] No []

If response to 13.01 above is Yes, responses are not required for the remainder of Interrogatory 13

76

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SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 14.01 above is Yes responses are not required for the remainder of Interrogatory 14

15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 15.01 above is Yes responses are not required for the remainder of Interrogatory 15

16. Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [X]

If response to 16.01 above is Yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17

Type ( Residential, Commercial, Agricultural)
Commercial	$405,500,000	0.4%
Commercial	$282,488,495	0.2%
Commercial	$196,534,087	0.2%
Commercial	$189,304,732	0.2%
Commercial	$186,944,540	0.2%
Commercial	$155,699,999	0.1%
Commercial	$155,242,420	0.1%
Commercial	$150,032,864	0.1%
Commercial	$145,428,179	0.1%
Commercial	$143,466,702	0.1%
Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$181,184,440	0.2%
Mortgage loans over 90 days past due	$787,084	—%
Mortgage loans in the process of foreclosure	$2,231,468	—%
Mortgage loans foreclosed	$862,138	—%
Restructured mortgage loans	$—	—%

77

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SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural
above 95%	$0	—%	$—	—%	$—	—%
91% to 95%	$—	—%	$—	—%	$—	—%
81% to 90%	$0	—%	$42,630,189	—%	$—	—%
71% to 80%	$3,375,187	—%	$616,497,243	0.5%	$—	—%
Below 70%	$21,076,282	—%	$13,526,157,444	11.8%	$—	—%

18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets
Yes [X] No [ ]

If response to 18.01 above is Yes, responses are not required for the remainder of Interrogatory 18

19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in investment held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets Yes [X] No [ ]

If response to 19.01 above is Yes, responses are not required for the remainder of Interrogatory 19

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

			At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr
Securities lending agreements (do not include assets held as collateral for such transactions)	$684,509,382	0.6%	$659,099,831	$662,687,601	$664,207,601
Repurchase agreements	$—	0.0%	$—	$—	$—
Reverse repurchase agreements	$220,102,000	0.2%	$210,442,000	$224,600,000	$219,840,000
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse repurchase agreements	$—	0.0%	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written

Hedging	$65,467,849	0.1%	$—	—%
Income generation	$—	—%	$—	—%
Other	$—	—%	$—	—%

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SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr

Hedging	$85,863,678	0.1%	$88,608,627	$88,964,748	$89,053,692
Income generation	$—	—%	$—	$—	$—
Replications	$—	—%	$—	$—	$—
Other	$—	—%	$—	$—	$—

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr

Hedging	$198,281	—%	$174,372	$184,220	$187,605
Income generation	$—	—%	$—	$—	$—
Replications	$—	—%	$—	$—	$—
Other	$—	—%	$—	$—	$—

79

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

b. Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing establishment of the Separate Account - Previously filed as Exhibit (1) to Registrant’s initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 2 on Form N-4 (File No. 033-87382), filed 4/29/97 and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(b)	Distribution Agreement between NYLIFE Securities, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), and incorporated herein by reference.

(3)(c)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(3)(c)(1)	Form of Amendment to Distribution and Underwriting Agreement between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC, dated March 6, 2015 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(g)(1) to Post-Effective Amendment No. 38 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), filed 4/14/2015 and incorporated herein by reference.

(4)(a)	Specimen Policy for New York Life Premier Plus (formerly Extra Credit) Variable Annuity (No. 208-192) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to the registration statement on Form N-6 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed 12/9/08 and incorporated herein by reference.

(4)(b)	Specimen Policy for New York Life Premier (formerly Smart Value) Variable Annuity (No. 208-191) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to the registration statement on Form N-6 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed 12/9/08 and incorporated herein by reference.

(4)(c)	Earnings Enhancement Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(d)	Enhanced Spousal Continuance Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e) as Exhibit (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(e)	Annual Death Benefit Reset Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(f)	Enhanced Beneficiary Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(g)	Investment Protection Plan Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable annuity Separate Account - III (File No. 033-87382), filed 2/18/99 and incorporated herein by reference.

(4)(h)	Unemployment Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(i)	UPromise Account Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(g) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(j)	Living Needs Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(k)	Breakpoint Credit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(k) to the registration statement on Form N-6 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed 12/9/08 and incorporated herein by reference.

(4)(l)	Investment Protection Plan Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(l) to Post-Effective Amendment 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 4/14/10 and incorporated herein by reference.

(4)(m)	Living Needs Benefit/Unemployment Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to Post-Effective Amendment 17 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/14/10 and incorporated herein by reference.

(4)(n)	Investment Protection Plan II Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 4 (n) to Post-Effective Amendment 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed May 15, 2012 and incorporated herein by reference.

(4)(o)	Form of Guaranteed Investment Protection Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(o) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(4)(p)	Form of Guaranteed Investment Protection Rider 2.0 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(p) to Post-Effective Amendment 10 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 14, 2014 and incorporated herein by reference.

(4)(q)	Specimen Policy for New York Life Premier Variable Annuity II – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018) on February 6, 2015.

(4)(r)	Specimen Policy for New York Life Premier Plus Variable Annuity II – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018) on February 6, 2015.

(4)(s)	Form of Investment Preservation Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018) on February 6, 2015.

(4)(t)	Form of Annual Death Benefit Reset Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018) on February 6, 2015.

(4)(u)	Form of Future Income Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018) on February 6, 2015.

(4)(v)	Form of Investment Preservation Rider 2.0 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Post-Effective Amendment No. 18 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018) filed on 1/27/17.

(4)(w)	Form of Investment Preservation Rider 3.0 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Post-Effective Amendment No. 22 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018) filed on 2/2/18.

(4)(x)	Form of Investment Preservation Rider 4.0 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(x) to Post-Effective Amendment No. 25 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018) filed on 2/11/19 and incorporated herein by reference.

(5)(a)	Form of Application for policies for New York Life Premier Plus (formerly Extra Credit) and New York Life Premier (formerly Smart Value) Variable Annuities - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the registration statement on Form N-6 for NYLIAC Variable Annuity Separate Account - III (File No. 333-156018), filed 12/9/08 and incorporated herein by reference.

(5)(b)	Form of Application for policies for Individual Flexible Premium Deferred Variable Annuity - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018) on February 6, 2015.

(6)(a)	Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(a)(1)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) - Previously filed as Exhibit (6)(a)(1) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account-I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(6)(b)(1)	By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No.333-07617), filed 7/3/96 and incorporated herein by reference.

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(6)(b)(2)	Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(6)(b)(3)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) - Previously filed as Exhibit (6)(b)(3) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account-I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(7)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC - Previously filed as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(b)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(c)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(d)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(e)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(f)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference. Sponsored Variable Universal Life Separate Account-I (File No.333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(h)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(i)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(j)

Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(k)	Form of Participation Agreement among NYLIAC, Variable Insurance Funds, AmSouth Bank and Bisys Fund Services Limited Partnership - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(l)	Form of Subscription Agreement between NYLIAC and Variable Insurance Funds - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(l) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 for (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(o)	Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(p)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(q)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(r)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(8)(s)	Form of 12b-1 Plan Services Agreement for the Service Class Shares of Mainstay VP Series Fund, Inc. between NYLIFE Distributors, Inc. and NYLIAC dated 4/13/02 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(t)	Form of Class S Service Agreement between Fred Alger & Company and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(u)	Form of Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(v)	Form of Service Contract between Fidelity Distributors Corporation and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(r) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

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(8)(w)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(x)	Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(y)	Form of Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(z)	Form of Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(a)(a)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(b)(b)	Form of Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(c)(c)	Form of Participation Agreement among Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(d)(d)	Form of Distribution and Service Agreement, Class A shares, between BISYS Fund Services Limited Partnership and NYLIFE Distributors Inc. - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(e)(e)	Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

8)(f)(f)	Form of Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(8)(g)(g)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(h)(h)	Form of Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC NVA Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(i)(i)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(j)(j)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(k)(k)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) ad Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(8)(l)(l)	Form of PIMCO Services Agreement For Advisor Class Shares of PIMCO Variable Insurance Trust, dated as of January 14, 2010, between NYLIAC and Pacific Investment Management Company LLC- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(z) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(8)(m)(m)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Advisors, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) and Exhibit (8)(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account - I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(8)(n)(n)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(o)(o)	Amended and Restated 12b-1 Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(p)(p)	Form of PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(8)(q)(q)	Form of Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(8)(r)(r)	Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(8)(s)(s)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, Deutsche Variable Series I (formerly, DWS Variable Series I), Deutsche Variable Series II (formerly, DWS Variable Series II), Deutsche Investments VIT Funds (formerly, DWS Investments VIT Funds), DeAWM Distributors, Inc. (formerly, DWS Investments Distributors, Inc.) and Deutsche Investment Management Americas Inc. Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(8)(t)(t)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas Inc. and New York Life Insurance and Annuity Corporation. Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(8)(u)(u)	Form of Participation Agreement among Legg Mason Investor Services LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(8)(v)(v)	Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(8)(w)(w)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(8)(x)(x)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

8(y)(y)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

8(z)(z)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) and Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(9)	Opinion and Consent of Thomas F. English, Esq. Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP. Filed herewith.

(10)(b)	Powers of Attorney. Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(b) to Pre-Effective Amendment No.1 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-228039), filed 2/7/19 and incorporated herein by reference.

(11)	Not applicable.

(12)	Not applicable.

C–3

ITEM 25.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Chairman of the Board, President & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Bedard, David G.	Director & Senior Vice President
Cook, Alexander I. M.	Director & Senior Vice President
Fleurant, John T.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Grove, Matthew M.	Director & Executive Vice President
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Huang, Dylan W.	Director, Senior Vice President & Actuary
Madgett, Mark J.	Director, Senior Vice President & Head of Agency
Miller, Amy	Director
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Wion, Matthew D.	Director & Senior Vice President
DeSanto, Craig L.	Executive Vice President
Malloy, Anthony R.	Executive Vice President
Afshar, Pedram	Senior Vice President
Badler, Sara L.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Castellani, David J.	Senior Vice President
Del Secolo, Michael	Senior Vice President
Desiderato, Donald M.	Senior Vice President
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Karmen, Robert	Senior Vice President & Legal Officer
Lenz, Scott L.	Senior Vice President & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McDermott, Gail A.	Senior Vice President
McInerney, Barbara J.	Senior Vice President & Chief Compliance Officer
Miccuci, Alison H.	Senior Vice President
Ok, Francis J.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Ramasamy, Neal S.	Senior Vice President & Chief Technology Officer
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Schwartz, Richard C.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Virendra, Sonali	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
Bain, Karen A.	Vice President - Tax
Ball, Aaron C.	Vice President
Begliotti, Jeffrey	Vice President & Actuary
Behrens, Dawn	Vice President
Bredikis, Scott	Vice President
Brill, Elizabeth	Vice President & Actuary
Caminiti, Philip E.	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cirella, Margaret M.	Vice President
Cristallo, James J.	Vice President & Actuary
Cruz, Jeanne M.	Vice President
DeToro, Karen J.	Vice President & Actuary
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
DiRago, John C.	Vice President
Donohue, Robert	Vice President & Assistant Treasurer
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President & Chief Underwriter
Goldstein, Ross M.	Vice President
Hallahan, Mary T.	Vice President & Assistant Treasurer
Hamlen, Renee	Vice President
Hamrick, Jane L.	Vice President & Actuary
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Hoffman, Glenn	Vice President
Hynes, Robert J.	Vice President
Kary, Jason	Vice President
Khalil, Saad A.	Vice President & Assistant Treasurer
Kim, Terry	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Kuan, Melissa	Vice President
Kuhl, Amanda L.	Vice President & Actuary
Lamarque, Natalie	Vice President
Larkin, Colleen E.	Vice President & Assistant Secretary
Leber, Richard B.	Vice President, Legal Officer & Assistant Secretary
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Melka, Frank David	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod	Vice President & Chief Information Security Officer
Mosquera, Jaime	Vice President & Actuary
Murphy, Marijo F.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Pecorino, Paul	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petty, William	Vice President
Pizzute, Robert J.	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Roy, Ari	Vice President
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Seewald, Scott R.	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Taylor, Todd	Vice President & Actuary
Tillotson, Sandra G.	Vice President & Legal Officer
Verastegui, Victor A.	Vice President
Walsh, Richard M.	Vice President
Walsh, Simon	Vice President
Webster, Gregory H.	Vice President
Weinstein, Scott W.	Vice President
Whites, Charles A.	Vice President & Legal Officer
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Secretary

C–4

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
The MainStay Funds(*)(†)	Massachusetts
MainStay VP Funds Trust(*)(†)	Delaware
MainStay Funds Trust	Delaware
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
MNCVAD-IND Petaluma CA LLC	(Delaware)
MNCVAD-OFC 2665 NORTH FIRST CA LLC	(Delaware)
MNCVAD-SEAGATE 2665 NORTH FIRST LLC	(Delaware)	(90%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
MNCVAD-OFC ONE BAY CA LLC	(Delaware)
MNCVAD-HARVEST ONE BAY LLC	(Delaware)	(95%)
MNCVAD-IND RICHMOND CA LLC	(Delaware)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP	(Delaware)	(51%)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
Madison Core Property Fund LLC	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.4%, NYLIC: 1.4%)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF KB Fund LLC	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware) [7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware) [7]	(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[9]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[9]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia,Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)[9]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
Hong Kong
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 0.00%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 1.14%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 91.67%; MacKay 8.32%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[7]
Plainview Funds plc – MacKay Shields High Yield Crossover Portfolio	(Ireland)	(NYL: 0%; MacKay: 3.31%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(13.61%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select High Yield Bond Fund GP LLC	(Delaware)
MacKay Shields Select High Yield Bond Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields Global Derivatives LLC	(Delaware)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund LP	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
CVP Holdings, LLC	(Delaware)	(60%)
CVP CLO Manager, LLC	(Delaware)
CVP CLO Holdings GP LLC	(Delaware)
CVP CLO Holdings, LP	(Cayman Is.)
CVP CLO Advisors, LLC	(Delaware)
Credit Value Partners, LLC	(Delaware)
CHIPC Evergreen General, LLC	(Delaware)
CVP High Income Private Credit Master Fund, LP	(Cayman Is.)
CVP Loan Servicing LLC	(Delaware)
CHIPC PE General, LLC	(Delaware)
CHIPC PE Intermediate Fund, LP	(Cayman Is.)
CVP High Income Private Equity PE Fund (Cayman), LP	(Cayman Is.)
CVP High Income Private Credit PE Fund, LP	(Delaware)
CVF IV General, LLC	(Delaware)
Credit Value Fund IV, LP	(Delaware)
Credit Value Fund (Cayman) IV, LP	(Cayman Is.)
Credit Value Intermediate Fund IV, LP	(Cayman Is.)
Credit Value Master Fund IV-A, LP	(Cayman Is.)
Credit Value Master Fund IV-B, LP	(Cayman Is.)
CVF IV Vert LLC	(Delaware)
CVF IV-A1 Vert LLC	(Delaware)
CVP SPV LLC	(Delaware)
CVP SPV LLC Series I	(Delaware)
CVP SPV LLC Series II	(Delaware)
CVP SPV LLC Series III	(Delaware)
CVP Europe Investment Management Limited	(Ireland)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker Holdco Preferred A, LP	(Delaware)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker Holdco C, LP	(Delaware)	(“GPPMBHC”)
GPP Mezzanine Blocker Holdco D, LP	(Delaware)	(“GPPMBHD”)
GPP Mezzanine Blocker Holdco E, LP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezzanine Blocker Holdco F, LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco G, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker G, LP	(Delaware)
GoldPoint Partners FA I, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
Blue Sky Earthworks Ltd.	(Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III	(Mauritius)	LLC
NYLIM Jacob Ballas Capital India (FVCI) III	(Mauritius)	LLC
NYLIM Jacob Ballas India (FII) III	(Mauritius)	LLC
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Goldpoint: 24.5%)
NYLCAP Holdings LLC	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
IndexIQ Inc.	(Delaware)
IndexIQ LLC	(Delaware)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)[7]
IQ MacKay Shields Muncpl Insrd ETF		(NYLIAC: 100%)
IQ MacKay Shields Muncpl Intern ETF		(NYLIAC: 97%)
IndexIQ ETF Trust (Delaware)
IQ 50 Percent Hedged FTSE Europe ETF		(NYLIC: 0.06%)
IQ 50 Percent Hedged FTSE Intl ETF		(NYLIM Holdings: 9.34%)
IQ 50 Percent Hedged FTSE Japan ETF		(NYLIC: 0.83%)
IQ 500 International ETF		(NYLIM Holdings: 0.42%, NYLIAC: 0.08%)
IQ Chaikin US Large Cap ETF		(NYLIM Holdings: 10.82%)
IQ Chaikin US Small Cap ETF		(NYLIM Holdings: 7.35%)
IQ Enhanced Core Bond US ETF		(NYLIM Holdings: 1.80%)
IQ Enhanced Core Plus Bond US ETF		(NYLIM Holdings: 1.93%)
IQ Global Agribusiness Small Cap ETF
IQ Global Resources ETF		(NYLIM Holdings: 2.97%)
IQ Hedge Event-Driven Tracker ETF		(NYLIAC: 0.05%)
IQ Hedge Long/Short Tracker ETF		(NYLIAC: 0.05%)
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Multi-Strategy Tracker ETF
IQ Leaders GTAA Tracker ETF		(NYLIC: 0.76%)
IQ Merger Arbitrage ETF
IQ Real Return ETF
IQ S&P High Yield Low Volatility Bd ETF		(NYLIC: 1.25%, NYLIM Holdings: 0.72%)
IQ Short Duration Enhanced Cor Bd US ETF		(NYLIAC: 0.06%)
IQ US Real Estate Small Cap ETF
New York Life Investment Management Holdings International S.a.r.l.	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l.	(Luxembourg)
Candriam Group S.ar.l. (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited	(UK)
Tristan Capital Partners Holdings Limited	(UK)	(40%)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(“CANLUX”) (CG: 95.060%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; CG: 0.01%)
Candriam France	(France)	(“CANFR”)
Candriam Monétaire SICAV	(France)	(CANBEL: 1.66%; CANFR: 0.98%)
Candriam Switzerland LLC	(Switzerland)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
BIL Prime Advanced	(Luxembourg)
BIL Prime Advanced Cash + 100	(Lux)	(CANLUX: 36.44%; CANBEL: 32.51%) (“BILPAC”) (SICAV Sub-Fund)
BIL Invest	(Luxembourg)	(0.00%)
BIL Invest Patrimonial High		(0.00%)
BIL Invest Patrimonial Low		(0.00%)
BIL Invest Patrimonial Medium		(0.00%)
BlueOrchard Microfinance Fund	(Luxembourg)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 4.28%, CANBEL: 1.01%, CANFR: 1.01%)
Cordius CIG		(CANLUX: 68.04%; CANBEL: 15.98%; CANFR: 15.98%)
Candriam Absolute Return	(Luxembourg)	(CANLUX: 0.15%, NYLIAC: 33.62%)
Candriam Absolute Return Long Short Digital Equity		(CANLUX: 0.11%, NYLIAC: 61.79%)
Candriam Absolute Return Systematic Long Short Equity		(CANLUX: 0.20%)
Candriam Absolute Return Equity Market Neutral		(0.00)
Candriam Alternative	(Luxembourg)	(CANLUX: 5.18%, NYLIAC: 11.46%)
Candriam Alternative Equity Market Neutral	(Lux)	(CANLUX: 21.14%, NYLIAC: 48.22%)
Candriam Alternative Systemat		(CANLUX: 0.21%)
Candriam Bonds	(Luxembourg)	(CANLUX: 0.05%, CANFR: 0.01%)
Candriam Bonds Convertible Defensive		(CANLUX: 0.02%)
Candriam Bonds Convertible Opportunities		(CANLUX: 25.32%)
Candriam Bonds Credit Opportunities		(CANLUX: 0.02%)
Candriam Bonds Emerging Debt Local Currencies		(CANLUX: 0.10%)
Candriam Bonds Emerging Markets		(CANLUX: 0.01%)
Candriam Bonds Emerging Markets Total Return		(CANLUX: 0.03%)
Candriam Bonds Euro Corporate		(CANLUX: 0.03%)
Candriam Bonds Euro Government		(CANLUX: 0.03%)
Candriam Bonds Euro High Yield		(CANFR 0.09%, CANLUX: 0.01%)
Candriam Bonds Euro Short Term		(CANLUX: 0.01%)
Candriam Bonds Global High Yield		(CANLUX: 0.08%)
Candriam Bonds International		(CANLUX: 0.07%)
Candriam Bonds Total Return		(CANLUX: 0.02%)
Candriam Business Equities	(Belgium)
Candriam Equities L	(Luxembourg)	(CANLUX: 0.01%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(CANLUX: 0.01%)
Candriam Equities L Europe Conviction		(CANLUX: 0.01%)
Candriam Equities L Europe Small & Mid Caps		(CANLUX: 0.03%)
Candriam Equities L Global Demography		(CANLUX: 0.01%)
Candriam Equities L Robotics & Innovation Technology		(CANLUX: 0.01%)
Candriam Fund	(Luxembourg)
Candriam GF	(Luxembourg)	(NYLIAC: 84.11%)
Candriam GF Global Equity Opportunities		(NYLIAC: 97.72%)
Candriam GF Shorth Duration US High Yield Bonds		(NYLIAC: 50.82%)
Candriam GF U.S. Equity Opportunities		(NYLIAC: 98.11%)
Candriam GF US High Yield Corporate Bonds		(NYLIAC: 89.53%)
Candriam Global Alpha	(Luxembourg)	(CANLUK: 0.16%)
Candriam Index Arbitrage	(Luxembourg)	(CANLUX: 0.01%)
Candriam L	(Luxembourg)	(CANLUX: 0.06%, NYLIAC: 1.87%)
Candriam L Conservative Asset Allocation		(CANLUX: 0.16%)
Candriam L Multi-Asset Income		(CANLUX: 0.06%)
Candriam L Multi-Asset Income & Growth		(CANLUX: 0.05%)
Candriam L Multi-Asset Premia		(NYLIAC: 74.98%)
Candriam Money Market	(Luxembourg)	(CANLUX: 0.01%)
Candriam Money Market Euro AAA		(CANLUX: 0.04%)
Candriam Multi-Strategies	(Luxembourg)	(CANBEL 9.41%, CANFR: 14.42%, CANLUX: 33.12%)
Candriam Quant	(Luxembourg)	(0.00%)
Candriam Quant Equities USA		(0.00%)
Candriam Risk Arbitrage	(Luxembourg)	(CANLUX: 0.02%)
Candriam SRI	(Luxembourg)	(CANLUX: 0.02%, CANBEL: 0.25%)
Candriam SRI Bond Emerging Markets		(CANLUX: 0.08%)
Candriam SRI Bond Euro		(CANLUX: 0.11%)
Candriam SRI Bond Euro Corporate		(CANLUX: 0.04%)
Candriam SRI Bond Global High Yield		(CANLUX: 0.09%)
Candriam SRI Defensive Asset Allocation		(CANBEL: 5.66%)
Candriam SRI Equity Emerging Markets		(CANLUX: 0.01%)
Candriam SRI Equity EMU		(CANLUX: 0.02%)
Candriam SRI Equity Europe		(CANLUX: 0.01%)
Candriam SRI Equity North America		(CANLUX: 0.02%)
Candriam SRI Equity World		(CANLUX: 0.02%)
Candriam Sustainable	(Luxembourg)	(CANLUX: 0.01%)
Candriam Sustainable Euro Corporate Bonds		(CANLUX: 0.15%)
Candriam Sustainable Europe		(CANLUX: 0.02%)
Candriam Sustainable North America		(CANLUX: 0.03%)
Candriam Treasury Management	(France)
Candriam World Alternative	(Luxembourg)	(CANLUX: 0.08%, NYLIAC: 12.20%)
Candriam World Alternative Alphamax		(NYLIAC: 17.44%/CANLUX: 0.11%)
Cleome Index	(Luxembourg)	(CANFR: 0.01%)
Cleome Index EMU Equities		(CANF: 0.05%)
Cleome Index World Equities		(CANFR: 0.04%)
Ausbil Investment Management Limited	(Australia)	(79.25%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Focus Investment Company Limited	(Australia)	(Dormant)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
ISPT Holding	(Australia)	(0.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil 130/30 Focus Fund	(Australia)[6]
Ausbil Active Dividend Income Fund	(Australia)
Ausbil Active Sustainable Equity Fund	(Australia)	(NYLIAC 99.99%) (Ausbil has sole authority over fund)
Ausbil Australian Active Equity Fund	(Australia)
Ausbil Australian Concentrated Equity Fund	(Australia)
Ausbil Australian Emerging Leaders Fund	(Australia)
Ausbil Australian Geared Equity Fund	(Australia)
Ausbil Australian Smallcap Fund	(Australia)
Ausbil Balanced Fund	(Australia)
Ausbil EGS Focus Fund	(Australia)
Ausbil Global Essential Infrastructure Fund	(Australia)
Ausbil Global Resources Fund	(Australia)
Ausbil Global SmallCap Fund	(Australia)
Ausbill Microcap Fund	(Australia)	(NYLIAC: 21.03%)
MacKay Shields Unconstrained Bond Fund	(Australia)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(67.59%)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PA Hedged Equity Fund, L.P. (Delaware) Private Advisors Hedged Equity Fund (QP), L.P	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Is.)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[7]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Delaware)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Delaware)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.5%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
NJ 663 E. CRESCENT AVE LLC	(Delaware)
NJ 1881 ROUTE 46 LLC	(Delaware)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
CT 611 W. JOHNSON AVE LLC	(Delaware)
CT 550 RESEARCH PKWY LLC	(Delaware)
CT 160 CORPORATE COURT LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND CDC NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Simonton TX LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[8]
New York Life Global Funding	(Delaware)[8]
NYL Equipment Issuance Trust	(Delaware)[9]
NYL Equipment Issuance Trust 2014-2	(Delaware)[9]
Government Energy Savings Trust 2003-A (GEST)	(New York)[9]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[9]
NYLARC Holding Company Inc.	(Arizona)[8]
New York Life Agents Reinsurance Company	(Arizona)[8]
JREP Fund Holdings I, L.P.	(Cayman Is.)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Is.)	(30.3%)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.24%, NYLIAC owns 0.00%, and MacKay owns .37% for a total ownership of 14.59%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party.
7	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted.
8	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
9	Control is through financial interest, not ownership of voting interests.

C–5

ITEM 27. NUMBER OF CONTRACT OWNERS

As of December 31, 2018 there were approximately 20,763 owners of Qualified Policies and 5,044 owners of Non-Qualified Policies offered under this Registration Statement.

ITEM 28. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

C–6

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

MainStay Funds Trust

The MainStay Funds

MainStay VP Funds Trust

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
McLean, John	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Akkerman, John	Senior Managing Director, MacKay Shields Institutional Sales
Lehneis, Kirk C.	Senior Managing Director
Berlin, Scott L.	Senior Vice President, Institutional Life
Cristallo, James J.	Senior Vice President, Retail Life
Harte, Francis M.	Senior Vice President
Hung, Yie-Hsin	Senior Vice President, New York Life Investment Management
Huang, Dylan W.	Senior Vice President, Retail Annuities
McInerney, Barbara J.	Senior Vice President, Compliance
Virendra, Sonali	Senior Vice President
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Parness, Amanda S.	Managing Director, GoldPoint Partners Institutional Sales
Stringer, Christopher R.	Managing Director, Private Advisors Institutional Sales
Sullivan, Howard A.	Managing Director, Credit Value Partners Institutional Sales
Zimmerman, Jonathan H.	Managing Director, IndexIQ Institutional Sales
Bain, Karen A.	Vice President – Tax
Gomez, Mark A.	Vice President and General Counsel
Rhodehouse, Kevin G.	Vice President & Chief Compliance Officer
Wickwire, Brian D.	Vice President, Controller & Chief Operating Officer
Essig, Daniel	Corporate Vice President, US Life & Agency Product Consulting
Herrera, Rafaela M.	Corporate Vice President, Compliance & Sales Material Review
Howard, Linda M.	Corporate Vice President, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer & Treasurer
Meade, Colleen A.	Secretary
Sharrier, Elizabeth A.	Assistant Secretary

C–7

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation

NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, New York, New York 10010; New York Life–Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and New York Life Investment Management LLC, State Street Bank, 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

ITEM 31. MANAGEMENT SERVICES – Not applicable.

ITEM 32. UNDERTAKINGS – Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-III, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

C–8

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

C–9

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on April 10, 2019.

NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT - III
(Registrant)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(Depositor)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Christopher Ashe *	Director

David G. Bedard*	Director

Alexander I. M. Cook*	Director

John T. Fleurant*	Director and Chief Financial Officer

Robert M. Gardner*	Director and Controller (Principal Accounting Officer)

Matthew M. Grove*	Director

Frank Harte*	Director

Thomas A. Hendry*	Director

Dylan W. Huang*	Director

Mark J. Madgett*	Director

Theodore A. Mathas*	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)

Amy Miller*	Director

Arthur H. Seter*	Director

Joel M. Steinberg*	Director

Matthew D. Wion*	Director

By:	/s/ Matthew Williams
Matthew Williams
Attorney-in-Fact

April 10, 2019

*	Pursuant to Powers of Attorney incorporated herein by reference.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

(9)	Opinion and Consent of Thomas F. English, Esq.

(10)(a)	Consent of PricewaterhouseCoopers LLP.